UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT
Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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TEXAS CAPITAL BANCSHARES, INC.
(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING AND PROXY STATEMENT
2026	|

TCBI 2026|Notice of Annual Meeting and Proxy Statement i

A Letter from the Chair and Lead Director
Texas Capital Bancshares, Inc.
2000 McKinney Avenue, 7th Floor
Dallas, Texas 75201

March 12, 2026

To our fellow stockholders:

On behalf of the Board of Directors, we are pleased to invite you to attend the 2026 Annual Meeting of Stockholders of Texas Capital Bancshares, Inc. at 7:30 a.m., central daylight time, on Tuesday, April 21, 2026, at our corporate headquarters, Texas Capital Center, 2000 McKinney Avenue, 7th Floor, Dallas, Texas 75201.
Over the last four years, Texas Capital has undertaken what we believe to be a highly meaningful transformation within the banking industry, made possible by the dedication of our team and the trust of our clients. We now operate a unique, full-service, Texas-based platform with enhanced product breadth and execution, increasingly delivering the high-quality stakeholder outcomes this model was designed to support.
The Board is focused on the many factors that contribute to long-term strong performance for our stakeholders, including continued investment in products, technology and people. Highlights of our work in the past year include:
Strategic Plan
Throughout this transformation period, we have deliberately invested in fortifying both our balance sheet and operating model as fundamental pillars of our business. This commitment has yielded tangible results, including achieving and surpassing our long-term Return on Average Assets goal of 1.1% in the final two quarters of the year, markedly increasing revenue, income and book value, demonstrating the effectiveness of our strategic priorities. Supported by strong market position, a uniquely differentiated platform, and substantial capital and liquidity buffers, we possess the tools and resources required to execute our strategy to be the premiere full‑service, Texas-based financial platform.
Financial Resiliency
Our strategic foundation rests on a resilient balance sheet designed to guide our clients through volatile markets and interest rate fluctuations. This financial strength, complemented by our industry-leading liquidity and capital ratios, represents a significant competitive edge. Our year-end CET1 ratio1 of 12.1% and Tangible Common Equity to Tangible Assets ratio2 of 10.56%, coupled with a strong portfolio of cash and securities, enable us to maintain an active, responsive market presence and deliver comprehensive solutions tailored to our clients’ varied and evolving requirements within today’s dynamic and complex business landscape.
Board Refreshment
We are committed to maintaining a vital and refreshed Board that actively engages with stockholders, oversees execution of our strategy, and exercises disciplined stewardship of stockholder resources. An experienced and well-rounded Board is a crucial part of the Firm’s commitment to financial resiliency and good governance. We engaged with several stockholders throughout the year and intently listened to your feedback.
Through our ongoing recruitment process, we strive to identify a robust pipeline of potential director candidates who reflect the right mix of experience and skills to continue providing independent oversight. This past year, we welcomed Ranjana Clark, who has 25 years’ experience in the financial services industry, to the Board. Due to the director retirement age policy, Charles S. Hyle, Elysia Holt Ragusa, and Robert W. Stallings will retire from the Board following the Annual Meeting. We would like to take this opportunity to thank them for their years of service, as Texas Capital has benefited greatly from their leadership and expertise during their collective more than 50 years of service.
In January 2026, the Board voted to appoint David S. Huntley as Lead Independent Director effective after the 2026 Annual Meeting, replacing Bob Stallings. Rob Holmes will continue as Chairman of the Board.
TCBI 2026|Notice of Annual Meeting and Proxy Statement 1

A Letter from the Chair and Lead Director
Executive Compensation and Stockholder Engagement
To attract and retain top talent, we take a fair and long‑term approach to compensation that is grounded in pay‑for‑performance and aligned with our stockholders’ interests. We recognize that our Say‑on‑Pay support over the last several years has not consistently met our expectations, and the Board and the Compensation Committee have thoughtfully considered this input as part of their ongoing oversight of our compensation program.
We have a history of being receptive to stockholder feedback and have expanded and continued our stockholder outreach and engagement efforts, including dialogue on our executive compensation program. Generally, stockholders have been supportive of management, the Firm’s strategy and its long‑term performance, while also providing valuable perspectives that we have taken into account as we continue to execute on our strategic plan and oversee the compensation program.
Over the last several years, we have enjoyed meeting many of you, stockholders of the Firm, and greatly appreciate the discussions and the insights you have shared with us as we continue to execute on our strategic plan. We look forward to our ongoing engagement, and we are grateful for your support of the Firm as we drive value creation for all our stakeholders.
2026 Annual Meeting
Your vote is important to us. At this year’s Annual Meeting, you will be asked to vote on several items, including the election of our directors, the executive compensation program and redomestication of Texas Capital from Delaware to Texas. Approval of these matters is important for our ability to operate the business consistent with our pay-for-performance philosophy and compensation model, which promotes alignment between our employees and stockholders. Whether or not you plan to attend the Annual Meeting, please submit your proxy promptly so that your shares will be voted in accordance with your preference. We are excited to continue delivering value to our stockholders and clients in 2026 and beyond.
On behalf of the entire Board, we are grateful for your investment and your support.

Sincerely,
Rob C. Holmes
Chairman, President and Chief Executive Officer
Robert W. Stallings
Lead Independent Director

1 Common Equity Tier 1 capital divided by risk-weighted assets.
2 Stockholders’ equity excluding preferred stock, less goodwill and intangibles, divided by total assets, less goodwill and intangibles.
TCBI 2026|Notice of Annual Meeting and Proxy Statement 2

Notice of Annual Meeting
Texas Capital Bancshares, Inc.
2000 McKinney Avenue, 7th Floor
Dallas, Texas 75201

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	Tuesday, April 21, 2026, at 7:30 a.m. (central daylight time)
Location:	Texas Capital Center, 7th Floor, 2000 McKinney Avenue, Dallas, Texas 75201
Items of Business:
▪To elect ten (10) directors – Paola M. Arbour, Jonathan E. Baliff, Ranjana B. Clark, Rob C. Holmes, David S. Huntley, Thomas E. Long, Mark W. Midkiff, Steven P. Rosenberg, Dale W. Tremblay, and Laura L. Whitley – each to serve until the next annual meeting of stockholders or until their successors are elected and qualified;

▪To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026;
▪To approve, on an advisory basis, the 2025 compensation of the Company’s named executive officers as described in the Proxy Statement;
▪To approve the redomestication of the Company from Delaware to Texas, as described in the Proxy Statement;
▪To approve, on an advisory basis, increasing the threshold to submit stockholder proposals, as described in the Proxy Statement; and
▪To adjourn the Annual Meeting to a later date or dates, if necessary, to solicit additional proxies if there are insufficient votes to adopt any of Proposals 2-5.
The meeting Chair will also consider such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.
Record Date:	Stockholders of record at the close of business on February 20, 2026 are the only stockholders entitled to notice of and to vote at the Annual Meeting.

The Proxy Statement for the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Texas Capital Bancshares, Inc. follows. Financial and other information about the Company are contained in the Annual Report to Stockholders for the fiscal year ended December 31, 2025 (the “2025 Annual Report”), which accompanies the Proxy Statement.
To ensure that your shares are represented at the meeting, the Company urges you to submit your voting instructions by proxy as promptly as possible. You may submit your proxy via the Internet or telephone, or, if you received paper copies of the proxy materials by mail, you can also submit a proxy via mail by following the instructions on the proxy card or voting instruction card. You are encouraged to submit a proxy via the Internet. It is convenient and saves the Company significant postage and processing costs. You can revoke a proxy at any time prior to its exercise at the Annual Meeting by following the instructions in the Proxy Statement.
The Company is making the Proxy Statement and the form of proxy first available on or about March 12, 2026.
By order of the board of directors,
Anna M. Alvarado-Pearce
Managing Director, Chief Legal Officer &
Corporate Secretary
March 12, 2026
Dallas, Texas
TCBI 2026|Notice of Annual Meeting and Proxy Statement 3

Notice of Annual Meeting

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON April 21, 2026:
The Company’s 2026 Notice of Annual Meeting and Proxy Statement and the 2025 Annual Report, which includes the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, are available free of charge on the Company’s Investor Relations website (investors.texascapitalbank.com). Stockholder may also access the Proxy Statement, Proxy Card and the 2025 Annual Report free of charge at www.proxydocs.com/TCBI.

PROXY STATEMENT
For the Annual Meeting of Stockholders to be held on April 21, 2026
This Proxy Statement is being furnished to the stockholders of Texas Capital Bancshares, Inc., a Delaware corporation (the “Company”), on or about March 12, 2026, in connection with the solicitation of proxies by the board of directors to be voted at the 2026 annual meeting of stockholders (the “Annual Meeting”). The Annual Meeting will be held on April 21, 2026, at 7:30 a.m. at Texas Capital Center, 7th Floor, 2000 McKinney Avenue, Dallas, Texas 75201. The Company is the parent corporation of Texas Capital Bank (“Texas Capital Bank” or the “Bank”). The Company, the Bank and the Company’s other subsidiaries are collectively referred to as “Texas Capital” or the “Firm”, where appropriate.
In accordance with rules and regulations adopted by the Securities and Exchange Commission (“SEC”), instead of mailing a printed copy of the proxy materials to each stockholder, the Company is furnishing proxy materials to its stockholders on the Internet. You will not receive a printed copy of the proxy materials unless you specifically request them. The Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review all of the important information contained in the proxy materials. The Notice of Internet Availability of Proxy Materials also instructs you as to how you may submit your proxy on the Internet.

VOTING INFORMATION
It is very important that you vote in order to play a part in the future of the Company. Please carefully review the proxy materials for the Annual Meeting and follow the instructions below to cast your vote on all of the voting matters.
Who is Eligible to Vote
You are entitled to one vote for each share of common stock you own. Only those stockholders that owned shares of the Company’s common stock on February 20, 2026, the record date established by the board of directors, will be entitled to vote at the Annual Meeting. At the close of business on the record date, there were 44,213,159 shares of common stock outstanding held by 115 identified holders.
The Company is furnishing its proxy materials to its stockholders primarily through the Internet in accordance with rules adopted by the Securities and Exchange Commission. Stockholders have been mailed a Notice of Internet Availability of Proxy Materials on or around March 12, 2026, which provides them with instructions on how to vote and how to access the proxy materials on the Internet. It also provides instructions on how to request paper copies of these materials. Stockholders who previously enrolled in a program to receive electronic versions of the proxy materials will receive an email notice with details on how to access those materials and how to vote.
How to Vote
Even if you plan to attend the Annual Meeting, please submit your voting instructions by proxy right away using one of the following methods for submitting a proxy (see page 132 for additional information). Make sure to have your proxy card, voting instruction form (“VIF”) or Notice of Internet Availability (“Notice”) in hand and follow the instructions. If your shares are held in the name of a broker, bank or other nominee, please follow the voting instructions that you receive from the broker, bank or other nominee entitled to vote your shares, which may include requesting and bringing to the meeting a Legal Proxy.
TCBI 2026|Notice of Annual Meeting and Proxy Statement 4

Notice of Annual Meeting

VOTE IN ADVANCE OF THE MEETING*			VOTE AT THE MEETING
via the Internet	by phone	by mail

Visit www.proxypush.com/TCBI to submit a proxy via your computer or mobile telephone	Call 1-866-390-5385 (toll-free) or the number on your proxy card or VIF	Sign, date and return your proxy card or VIF	Bring your proxy card, VIF or Notice and Legal Proxy

*You will need the control number included on your proxy card, VIF or Notice.
If you have questions or require assistance with voting your shares, or if you need additional copies of the proxy materials, please contact Alliance Advisors, LLC, 150 Clove Road, Suite 400, Little Falls, New Jersey 07424. Stockholders may call toll free: (855) 206-2428.

Electronic Stockholder Document Delivery
Instead of receiving future copies of annual meeting proxy materials by mail, stockholders of record and most beneficial owners can elect to receive an e-mail that will provide electronic links to these documents. Opting to receive your proxy materials online will save us the cost of producing and mailing documents and will also give you an electronic link to the proxy voting site.

TCBI 2026|Notice of Annual Meeting and Proxy Statement 5

Proxy Statement Summary

PROXY STATEMENT SUMMARY
This summary provides an overview of selected information in this year’s Proxy Statement. The Company encourages you to read the entire Proxy Statement before voting.
Vision: To Be the Flagship Financial Services Firm Headquartered in Texas, Serving the Best Clients in our Markets
Goals:
▪Employer of choice in Texas for people interested in growing their career in financial services
▪Strong execution on the core set of financial products coupled with industry expertise and higher-touch service that earns us the right to provide advice when it counts
▪Financially resilient firm that is easy to do business with and is both proactive and responsive to client, employee and community needs
▪Build trusted relationships in our core markets and industries that lead us to being a “first call” from top clients and prospects
			Building a Technology-Enabled and Scalable Operating Model
Core Values:
1. Act with transparency, candor and discipline in all the Company does. 2. Be accountable to one another, clients, communities and stakeholders. 3. Commit to excellence every day. 4. Foster a culture of opportunity through trust, collaboration and respect.

Annual Meeting of Stockholders
Date & Time	Location	Record Date
April 21, 2026 7:30 a.m. CDT	2000 McKinney Ave., 7th Floor Dallas, Texas 75201	February 20, 2026
Voting Matters
Stockholders will be asked to vote on the following matters at the Annual Meeting:
		Board Recommendation	Page Reference
Proposal One – Election of Directors The Board believes that each of the ten director nominees has the knowledge, experience, skills and background necessary to contribute to an effective and well-functioning Board.		✓ Vote FOR each director nominee	12
Proposal Two – Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm The Audit Committee has appointed Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for 2026, and this appointment is being submitted to stockholders for ratification.		✓ Vote FOR	48
Proposal Three – Advisory Approval of the Company’s Executive Compensation The Company seeks a non-binding advisory vote from its stockholders to approve the 2025 compensation of the NEOs as disclosed in this Proxy Statement. The Board values the opinions of stockholders and will take into consideration the outcome of the advisory vote when considering future executive compensation decisions.		✓ Vote FOR	52
Proposal Four – Approval of the Redomestication of the Company from Delaware to Texas by way of Conversion The Board recommends that stockholders approve the redomestication of the Company (i.e., changing its corporate domicile) from Delaware to Texas by way of conversion.		✓ Vote FOR	94
Proposal Five – Advisory Approval of Increasing the Threshold to Submit Stockholder Proposals The Company seeks a non-binding advisory vote from its stockholders to approve the Board’s amending the Company’s governing documents to increase the threshold for stockholders to submit a stockholder proposal to 3% of outstanding shares.		✓ Vote FOR	128
Proposal Six – Adjournment of the Annual Meeting The Board recommends that stockholders approve adjourning the annual meeting to a later date or dates, if necessary, to solicit additional proxies if there are insufficient votes to adopt any of Proposals 2-5.		✓ Vote FOR	131
TCBI 2026|Notice of Annual Meeting and Proxy Statement 6

Proxy Statement Summary

Governance Highlights

Board Composition (See page 12)
The Board is made up of a highly-engaged group of individuals with a wide range of thought and relevant experience, expertise, backgrounds and qualifications necessary to oversee the business. The Governance and Nominating Committee regularly reviews the overall composition of the Board and its Committees to assess whether it reflects the proper mix of skills, experience, backgrounds and qualifications that are relevant to the Company’s current and future business and strategy, and to introduce fresh perspectives and broaden the views and experience represented on the Board. Such review has resulted in the addition of six new directors during the last five years.

Director Nominees (See pages 16 and 33)
The following table provides summary information about each director nominee. Each nominee is to be elected by a plurality of the votes cast, but the Company’s governance guidelines require that each director who receives more “withhold” votes than “for” votes in the election must offer to resign.

					Standing Committee Memberships
Nominee	Age[1]	Primary Occupation	Indepen- dent	Director Since	Audit	Risk	Gover- nance	Compen- sation	Tech- nology

Paola M. Arbour	62	CIO, Tenet Healthcare		2021			•		▲
Jonathan E. Baliff À	62	Operating Partner, Genesis Park		2017	•			•
Ranjana B. Clark	65	Former Head of Global Transaction Banking, MUFG		2025	•				•
Rob C. Holmes À	61	Chairman, CEO and President, Texas Capital Bancshares, Inc.		2021
David S. Huntley ◊	67	Former SEVP & Chief Compliance Officer, AT&T Inc.		2018			•	▲
Thomas E. Long À	69	Co-CEO / Director, Energy Transfer LP		2022	▲
Mark W. Midkiff À	63	Former Chief Risk Officer, KeyCorp		2024		▲			•
Steven P. Rosenberg	67	President, SPR Ventures, Inc.		2001		•			•
Dale W. Tremblay À	67	Executive Chairman, C.H. Guenther & Son LLC		2011	•		•
Laura L. Whitley À	64	Chief Financial Officer, Urban Strategies		2023		•		•

À SEC Financial Expert ◊ Lead Independent Director Elect ▲ Committee Chair • Committee Member
[1] Age as of Proxy mailing date.

Board Independence and Leadership (See pages 12 and 25)
All of the current directors, other than the CEO, are independent (12 of 13 current members, and 9 of 10 director nominees).
Each year the Board reviews and evaluates the Board’s leadership structure. In January 2025, the Board appointed Rob C. Holmes, the current CEO and President, to the additional role of Chairman effective immediately after the 2025 Annual Meeting. The Board considered several factors in reaching this decision, including Mr. Holmes’ involvement in the development of the 2021 strategic plan and his extensive banking industry experience, and the maintenance of a robust role for the lead independent director. At that time, Robert W. Stallings was appointed to serve as Lead Independent Director.
Mr. Stallings, Mr. Hyle and Ms. Ragusa are retiring as of the 2026 Annual Meeting in accordance with the Company’s retirement guideline. The Board appointed David S. Huntley to succeed Mr. Stallings as Lead Independent Director. Mr. Holmes will continue as Chair. Steven P. Rosenberg has been appointed to serve as the Chair of the Governance and Nominating Committee, and Jonathan E. Baliff has been appointed to serve as the Chair of the Compensation and Human Capital Committee, each effective April 1, 2026.

TCBI 2026|Notice of Annual Meeting and Proxy Statement 7

Proxy Statement Summary

Governance Highlights (cont.)

Board Profile* (See page 15)
The Board identified particular skills, qualifications, expertise, attributes, and experience that are important to be represented on the Board as a whole, in light of the Company’s current and future business needs. The following table indicates the number of the ten director nominees that have the noted skill, qualification or experience.

The following charts reflect the independence, average age and tenure of the director nominees.	NEW DIRECTORS 2025: Ranjana Clark 2024: Mark Midkiff 2023: Laura Whitley 2022: Thomas Long 2021: Paola Arbour 2021: Rob Holmes

Stockholder Engagement and Outreach (See page 59)
The Board and management team greatly value the perspectives and feedback of the Company’s stockholders, which is why they maintain an ongoing, proactive engagement with stockholders throughout the year in a variety of ways. Throughout the year, the Investor Relations team and executive leaders regularly meet with current stockholders, prospective investors, and investment research analysts. These meetings typically include the Company’s CEO, CFO, and Investor Relations Team in order to engage stockholders and solicit feedback on various topics relevant to the Company’s strategy and performance. Additionally, management attends numerous investment analyst sponsored industry conferences and conducts non-deal roadshows to meet both in person and virtually with existing and prospective investors, as summarized below.
In Fall 2025, the Company reached out to holders of approximately 71% of our shares, and the Lead Independent Director, Mr. Stallings, and the Compensation Committee Chair, Mr. Huntley – together with members of executive management, met with holders representing 45% of our shares outstanding. These engagements, which have historically covered the Company’s progress under the strategic plan, Company

TCBI 2026|Notice of Annual Meeting and Proxy Statement 8

Proxy Statement Summary

Governance Highlights (cont.)

Stockholder Engagement and Outreach (cont.)
performance, Board composition and succession, social and governance topics, executive compensation and talent, were expanded this year to include a focused discussion of the voting results on the Company’s 2025 Say on Pay vote, which for the first time did not receive majority support, and broader aspects of our executive compensation program, including one time awards and the CEO’s existing employment agreement.
Stockholders provided candid feedback on these matters, and the Board and Compensation Committee have used that input to inform their ongoing oversight of the Company’s governance framework and compensation programs, as described under “Executive Compensation – 2025 Say on Pay Vote and Stockholder Outreach” below at page 59. Overall, the 2025 engagements were positive and constructive.
The Company continually evaluates enhancements to its corporate governance, corporate responsibility and executive compensation practices, and appreciates engaging with key stakeholders, including stockholders, in that ongoing process. Recent outreach, including the focused engagement in Fall 2025, provided important perspectives that the Board and Compensation Committee are considering as they oversee the Company’s governance framework and compensation programs and determine how best to reflect those considerations in future disclosures.

Engagement
Strategies
Engage with: ▪Institutional investors ▪Retail stockholders ▪Equity research analysts ▪Proxy advisory firms ▪Industry thought leaders ▪Investment bankers	Communicate through: ▪Proxy Statement ▪Annual Report ▪SEC Filings ▪Press Releases ▪Investor Presentations ▪Investor relations website ▪Investor meetings
 2025 Engagements:
▪Met with stockholders and potential investors nationwide
▪Attended eight investor conferences and four research analyst hosted group meetings
▪Executive management participated in one non-deal roadshow
▪Chief Executive Officer conducted the 2025 Annual Meeting of Stockholders
▪Fall 2025 engagement with top holders

Topics discussed:
▪Business strategy and execution
▪Financial performance
▪Compensation and incentive plans (metrics and targets)
▪Corporate responsibility and governance issues and programs
▪Data security programs
▪Board succession and composition
▪Ad hoc topics

Opportunities to engage: ▪Investor engagement program ▪Quarterly earnings calls ▪Investor conferences ▪Non-deal roadshows ▪Annual stockholders’ meeting ▪Headquarter visits from investors

TCBI 2026|Notice of Annual Meeting and Proxy Statement 9

Proxy Statement Summary

Governance Highlights (cont.)

Corporate Responsibility (See page 31 and following)
The Board is responsible for the oversight of management and the business affairs of the Company.
The Board uses an enterprise-wide approach to risk management, intended to support the achievement of strategic objectives to optimize the organizational performance and enhance stockholder value while operating within the Company’s risk appetite. The Board has delegated certain aspects of risk management to its various Committees. Areas of focus for 2025 included information technology and digital asset strategies.
Texas Capital’s corporate responsibility program is under the primary oversight of the Governance and Nominating Committee. This includes the Company’s Stewardship Council, which consists of the CEO, executive leadership and senior management, that navigates and proactively manages and evaluates risk in corporate responsibility matters. The Compensation Committee focuses on human capital management, including talent management, employee engagement, executive succession planning and culture.
The Bank continued a record of strong community involvement in 2025 through employee volunteerism (over 7,500 hours), impact lending ($359 million), impact investing ($36.5 million) and philanthropy (nearly $3.0 million).
The Company, through its operation of a bank, is subject to some of the strictest regulations of any industry, and thus information systems, internal controls, and capital allocations face more scrutiny than the average public company. At the end of the day, good corporate governance takes the form of policies and programs.

Governance Practices (See pages 12, 29 and 65)
The Board is committed to good corporate governance, which promotes the long-term interests of stockholders, strengthens the Board, keeps management accountable and helps build public trust in the Company. Highlights of the Company’s governance practices include:

▪Annual election of directors
▪Plurality voting in uncontested director elections with required offer of director resignation if “withheld” votes exceed “for” votes
▪An independent Lead Independent Director
▪100% Independent directors, other than CEO
▪All members of the Board’s standing Committees are independent
▪A director retirement policy
▪A director capacity, commitment and over boarding policy
▪The ability to remove directors with or without cause
▪Action by written consent / the right to call a special meeting permitted
▪No poison pill
▪Executive sessions of independent directors
▪Annual Board and Committee evaluations
▪A strong stockholder outreach program

▪Robust stock ownership and equity hold guidelines for directors and executives (directors-5x; CEO-6x; other NEOs-4x)
▪An insider trading policy with a prohibition on hedging and pledging
▪A comprehensive compensation recoupment (clawback) policy
▪An equity grant policy
▪An annual advisory vote on executive compensation
▪Risk oversight by the Board and Committees, including cybersecurity and AI by the Technology Committee
▪Human capital management oversight by the Board and the Compensation and Human Capital Committee
▪Corporate responsibility oversight by the Governance and Nominating Committee
▪Board oversight of Company issues related to public policy, philanthropy, and community participation

TCBI 2026|Notice of Annual Meeting and Proxy Statement 10

Proxy Statement Summary

Performance Highlights and Compensation

2025 Company Performance Snapshot[1] (See page 63)
$313.0 Million Net Income to Common $313.8 Million Net Income to Common (Adj.)[2]	$6.79 Diluted EPS $6.80 Diluted EPS (Adj.)[2]	$75.28 Book Value Per Share $75.25 Tangible Book Value Per Share[3]

$3.6 Billion Stockholders’ Equity	$26.4 Billion Total Deposits	$31.5 Billion Total Assets
Substantial and transformative investments over the past four years have delivered higher quality operating model; core components of long-term value creation and proven capabilities to deliver tech-enabled process improvements now complete
Record 2025 financial performance on an adjusted basis: total revenue, EPS, book value, PPNR; ratio of common equity to total assets
▪ Transformation Highlights:
▪ Substantial and transformative investments over the past four years have repositioned Texas Capital as a scalable, high-performing franchise, positioned to capitalize on exceptional growth. The combination of balance sheet growth, operating leverage, and fee income expansion creates multiple paths to enhanced profitability and sustainable shareholder value creation
▪ Structurally elevated earnings power, achieving the Company’s target of at least 1.1% return on average assets on a quarterly basis for Q3 and Q4 of 2025
▪ Maintained exceptionally strong capital and liquidity position to support clients in all market conditions
▪ Outperformed the KBW Regional Banking Index (^KRX) by 29.9% since the start of the transformation
▪ 2025 Financial Highlights:
▪ Record fee income from areas of focus, the sum of investment banking & advisory fees, trading Income, treasury product fees[4] and wealth management & trust fee income, of $191.9 million, which experienced an 8% year over year increase
▪ Diluted earnings per common share increased 430.5% year over year; increased 53% on an adjusted basis[2]
▪ Peer-Leading balance sheet strength – 10.56% ratio of tangible common equity to tangible assets[5] and 12.1% CET1 Ratio at year-end; with 13% growth in Book Value per Share and 13% growth in Tangible Book Value per Share[3] during 2025
▪ Repurchased 2.2 million common shares for $186 million, representing a purchase price of 114% of prior month TBVPS
▪ Other Accomplishments:
▪ Expansion of corporate and investment bank through increased hiring and premier office locations nationwide
▪ Best Regional Bank (Two Years in a Row) (Bankrate); America’s Best Regional Banks and Credit Unions 2025 (Newsweek)
▪ Best Banks 2025 & Best Money Market Accounts 2025 (GoBankingRates)

2025 NEO Compensation[1] (See pages 52 - 74)
	Compensation Elements	Compensation Decisions
Short- Term[6]	Base Salary	▪All NEOs received a base salary commensurate with their position after a holistic review including consideration of performance, peer, and market data
Annual Incentive Bonus: Financial Performance Goals (70%): ▪Return on Average Assets (35%) ▪Efficiency Ratio (35%) Management Strategic Objectives (30%)
▪Assessment of Company performance on the two financial performance goals produced a payout of 138.5% of target
▪Assessment of NEO performance on the individualized management strategic objectives was that the MSOs were substantially achieved by all of the NEOs
▪In order to better align the NEOs’ 2025 bonuses with long-term stockholder interests, the Compensation Committee used negative discretion to reduce the overall payout under the 2025 annual incentive plan for all of the NEOs to 105% of target but instead increased the grant value of the 2026 long-term awards (see page 69)

Long- Term[6]	Performance-Based RSUs (50% of award): Cliff vesting at the end of a 3-year performance period based on: ▪Three-year Average ROTCE (60%) ▪Relative TSR to Peer Group[7] (40%)
▪All NEOs received an award of performance-based RSUs, or PRSUs, for 2025
▪Maximum payout for each portion of the award is 200% of target
▪Performance metrics for the full three-year performance period established at grant
▪Payout of 2023 PRSUs determined at 80% of target[8]

	Time-Based RSUs (50% of award): Ratable vesting over a 3-year vesting period, subject to continued employment	▪All NEOs received an award of time-based RSUs for 2025
[1] See Annex A for definitions of terms used. [2] Non-GAAP financial measure. See Annex A for information concerning these measures, including a description of how these measures are calculated and a reconciliation to the most comparable GAAP financial measure. [3] Stockholders’ equity excluding preferred stock, less goodwill and intangibles, divided by shares outstanding at period end. [4] Includes service charges on deposit accounts, as well as fees related to commercial card program, merchant transactions and FX transactions. [5] Stockholders’ equity excluding preferred stock, less goodwill and intangible, divided by total assets, less goodwill and intangibles. [6] Both short- and long-term incentive awards are subject to recoupment under the Company’s Recoupment Policy. Long-term awards also subject to stock ownership and hold requirements. [7] Rank within Compensation Peer Group (KBW Regional Banking Index (^KRX)) based on Relative Total Stockholder Return. [8] See “Compensation Discussion and Analysis – Executive Compensation Decisions.”

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Governance
GOVERNANCE
The Company is committed to effective corporate governance, which promotes the long-term interests of stockholders, strengthens Board and management accountability and helps build public trust in the Company. See “Board and Corporate Governance: Strong Governance Practices” below for more information.
For information about the availability of the Company’s governing documents, as well as the Company’s corporate governance guidelines, Board committee charters and other materials, see “Additional Information — Governing Documents and Public Filings Availability” below.

PROPOSAL ONE – Election of Directors
Background
Based on the recommendation of the Board’s independent Governance and Nominating Committee (“Governance Committee”), the Board nominated ten directors for election at the Annual Meeting – Paola M. Arbour, Jonathan E. Baliff, Ranjana B. Clark, Rob C. Holmes, David S. Huntley, Thomas E. Long, Mark W. Midkiff, Steven P. Rosenberg, Dale W. Tremblay, and Laura L. Whitley – to serve a one-year term expiring at the 2027 annual meeting of stockholders, or until their successors are elected and qualified. All of the nominees have indicated their willingness to continue to serve as a director if elected. Each of the nominees have previously been elected as directors of the Company by stockholders. The Company’s management has no reason to believe that any nominee will be unable to serve.
At the Annual Meeting, you will have the opportunity to elect these ten nominees. Unless otherwise instructed, the proxy holders will vote the proxies received by them for these ten nominees. However, if any of the nominees is unable or declines to serve for any reason, your proxy will be voted for the election of a substitute nominee selected by the Board.
The Board determined that each of the Company’s current directors, and each of the director nominees, other than Mr. Holmes, the Company’s Chairman, Chief Executive Officer and President, qualifies as an “independent director” as defined in relevant listing standards of The NASDAQ Stock Market and applicable SEC rules.
Directors are elected by a plurality of the votes cast at the Annual Meeting. However, in accordance with the Company’s Majority Voting Policy, any nominee for election as a director receiving a greater number of “withhold” votes than votes “for” election in an uncontested election must deliver his or her resignation to the Board, for consideration by the Governance Committee and the Board. See “Proxy Statement and Voting – Quorum and Voting” on page 132.
It is the Company’s policy to encourage directors and nominees for director to attend the annual meeting. Last year, all of the then thirteen directors and nominees for director attended the annual meeting.
There is no family relationship between or among any of the executive officers or directors. There are no arrangements or understandings between any of the executive officers or directors and any other person pursuant to which any of them are elected as a director or appointed as an officer.

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Governance

Board Composition and Refreshment	Board Refreshment

Ensuring the Board is comprised of directors who bring diverse viewpoints and perspectives, exhibit a variety of skills, professional experience and backgrounds, and effectively represent the long-term interests of the stockholders is a principal priority of the Board and the Governance Committee. The Board and the Governance Committee also understand the importance of Board refreshment and composition, and strive to maintain an appropriate balance of tenure, skills and fresh perspectives on the Board. The Board believes that new perspectives and new ideas are critical to a forward-looking and strategic board, as is the ability to benefit from the valuable experience and familiarity that longer-serving directors bring.

Over the last ten years:
▪8 new directors elected
▪New Chairman appointed
▪New CEO appointed
▪Rotation of Three Committee Chairs
▪Expanded skills and qualifications represented on the Board
▪4 directors retired due to the mandatory retirement policy
▪3 additional directors retiring at the 2026 Annual Meeting

Since 2021, six new directors, including a new CEO / President, and five new independent directors, have joined the Board, and consistent with the Board’s retirement age policy, several long‑tenured directors are scheduled to retire in 2026 as part of a planned transition. This approach to refreshing the Board is intended to balance the importance of adding new directors and evolving the Board’s skills and qualifications with the need for continuity, allowing newer directors to work alongside more tenured colleagues before their scheduled retirements and supporting an orderly, deliberate evolution of Board composition.

Qualifications Required of All Directors
The Board and the Governance Committee require that each director be a recognized person of high integrity with a proven record of success in his or her field and have the ability to devote the time and effort necessary to fulfill his or her responsibilities to the Company. Each director must demonstrate innovative thinking, familiarity with and respect for corporate governance requirements and practices, and a willingness to assume fiduciary responsibilities. In addition, the Board conducts interviews of potential director candidates to assess integral qualities, including the individual’s ability to ask difficult questions and, simultaneously, to work collegially.
The Board is made up of a highly-engaged group of individuals with a wide range of thought and relevant experience, expertise, backgrounds and qualifications necessary to oversee the business. The Governance Committee regularly reviews the overall composition of the Board and its Committees to assess whether it reflects the appropriate mix of skills, experience, backgrounds and qualifications that are relevant to the Company’s current and future business and strategy, and to introduce fresh perspectives and broaden the views and experience represented on the Board.
Qualifications, Attributes, Skills and Experience on the Board
The Governance Committee seeks to assemble a board that, as a whole, possesses the appropriate professional and industry knowledge, skills, experience, integrity, reputation, financial expertise and leadership abilities that are necessary to oversee the Company’s business and are appropriate for the Company’s governance. To that end, the Governance Committee identifies and evaluates nominees in the broader context of the Board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Governance Committee views as critical to effective functioning of the Board.
The directors have a wide range of skills, including expertise in finance, accounting, transformation and technology. The Governance Committee and the Board identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of the Company’s current and future business needs. The following table summarizes certain characteristics of the Company and the associated qualifications, attributes, skills and experience that the Board believes should be represented on the Board.
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Governance

Qualifications, Attributes, Skills and Experience	Characteristics
Financial Services Expertise
Experience in one or more of the Company’s specific financial services areas. The Company looks to Board members with extensive financial services expertise to assist Texas Capital in evaluating its business model and strategies for reaching and servicing its clients.

Accounting, Financial Reporting
Experience as an accountant or auditor at an accounting firm, chief financial officer, or other relevant experience in accounting and financial reporting. The Board oversees the Company’s financial reporting and auditor selection, so it must include directors with financial reporting experience and strong finance, audit and accounting skills.

Public Company Board Experience
Experience as a board member of another public company. Such experience assists in directors’ understanding of public company oversight and the interplay between Board and Committee responsibilities and the Board and management.

Board Leadership Role
Experience in a leadership role on a board of directors, including Chair, Lead Director, or Committee Chair. Directors with significant Board leadership experience provide the Company with unique insights and facilitate better communication and productivity among the Board and its Committees.

C-Suite Experience
Experience as a CEO, CFO, COO, CIO, CRO or other senior executive of a major organization or public company. Directors with significant C-suite experience demonstrate a practical understanding of how large organizations operate, provide the Board with unique insights and facilitate better communication and productivity among the Board, its Committees and management.

Information Technology / Cybersecurity
Experience understanding information systems, technology, and emerging technologies, and implications for operating businesses, including cybersecurity. To meet its strategic objectives, Texas Capital must operate efficiently and manage key technology risks, including cybersecurity, data privacy and data management. As such, the Board requires members with technology expertise.

M&A Experience
Experience with respect to mergers and acquisitions, private equity, capital markets transactions, investment banking, and long-term strategic planning. Texas Capital must ensure that it has directors with experience to guide the Company through the consideration and implementation of strategic planning and actions, including mergers and acquisitions and capital markets transactions.

Privacy / Data Security	Experience managing privacy and data security risks in a large organization. Texas Capital requires directors with expertise in protecting organization and client information.
Regulatory Compliance
Experience in regulatory matters or affairs, including as part of a regulated financial services firm or other highly-regulated industry. Given Texas Capital is subject to oversight from numerous regulators, the Board benefits from directors with regulatory experience or backgrounds in highly regulated industries to support compliance and effective regulatory engagement.

Risk Management
Experience managing risks in a large organization or risks facing large financial institutions. Risk management is a critical function of a complex financial services company and its proper supervision requires board members with sophisticated risk management skills and experience.

Sales / Marketing
Experience building or supervising sales / marketing organizations, including for new markets or products / services. Directors with experience identifying, developing and marketing new products and services, as well as identifying new areas for existing products and services, can positively impact the Company’s potential.

SEC “Financial Expert”
Experience in financial and accounting matters, as determined by the Board to meet the requirements of an “Audit Committee Financial Expert” under SEC Rules. In addition to satisfying regulatory requirements to have one or more SEC Financial Experts on the Audit Committee, the presence of directors with this type of experience, augments the financial services and financial expertise of the Board, the Audit Committee and other Board committees.

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Governance
Board Qualifications, Experience and Demographics
The following chart reflects various qualifications, experience and demographics of the ten director nominees. Each director nominee also contributes other important skills, expertise, experience, viewpoints, and personal attributes to the Board that are not reflected in the chart below.
A mark in the chart above indicates a specific area of focus or expertise that the director brings to the Board. The matrix above does not encompass all of the knowledge, skills and experience of the directors, and the fact that a particular knowledge, skill or experience is not listed does not mean that a director does not possess it. In addition, the absence of a particular knowledge, skill or experience with respect to any of our directors does not mean the director in question is unable to contribute to the decision-making process in that area.

Composition of Director Nominee Slate

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Governance
Director Nominees
Information About Board Nominees
The Board has nominated the individuals listed below to be elected directors of the Company at the Annual Meeting. See “Proposal One – Election of Directors” on page 12. Each of the Company’s current directors also serves as a director of the Company’s wholly-owned bank subsidiary, Texas Capital Bank. In connection with his or her election to the Company’s Board, these nominees will also be elected to the board of the Bank.
The following sets forth self-reported biographical information the Company has obtained from the director nominees, including each director’s age on the date of this Proxy Statement, principal occupation, employment and business experience during the last five years, current director positions with other public companies, the year in which the nominee became a director of the Company, and other information. The following also sets forth the director’s particular qualifications, experience, skills or expertise that, when considered in the aggregate, led the Governance Committee to recommend that person as a nominee to serve as a director of the Company.

Career Highlights

▪Executive Vice President and Chief Information Officer, Tenet Healthcare Corporation (since 2018), oversees the leadership and strategic direction for Tenet’s information technology (IT) systems and identifies opportunities to support that company’s expansive care network through the application of digital technology, data analytics, automation and customer experience
▪Former President, ProV International (2017 - 2018), and Vice President, ServiceNow (2016 - 2017)
▪Former Vice President - Service Delivery, Dell Services, where she was responsible for global service delivery and customer experience; Former Vice President in services across Europe and the United States, EDS

Paola M. Arbour	Standing Committee Memberships ▪Governance and Nominating ▪Technology (Chair)
EVP and Chief Information Officer, Tenet Healthcare Corp.	Specific Qualifications, Experience, Skills and Expertise	Select Professional and Community Contributions
Director since 2021	▪More than 35 years of experience leading and transforming IT organizations ▪Executive management experience ▪IT and customer experience expertise	▪Member, Blumberg Capital Innovation Council ▪Advisory Board Member, Michigan State University Eli Broad College of Business ▪Co-Chair, American Heart Association Go Red for Women
Independent
Age 62

	Other Current Public Directorships ▪None	Public Directorships in the Past Five Years ▪None

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Governance

Career Highlights

▪Operating Partner, Genesis Park, a private investment company
▪Former Chief Financial Officer, Director (2021-2025), Chair, Audit Committee, and member Nominating and Corporate Governance Committee, Redwire Corporation a/k/a Redwire Space, an integrated space and defense technology company
▪Former President, Chief Financial Officer, and Director, Genesis Park Acquisition Corp., a special purpose acquisition company (SPAC) (from 2020 until its merger with Redwire Corporation in 2021)
▪Former CEO, President and Director (2014 - 2019), and Senior Vice President and Chief Financial Officer (2010 - 2014), Bristow Group Inc., an industrial aviation solutions provider offering helicopter / business jet transportation, search and rescue, and aircraft support services.[1] Mr. Baliff ceased serving as an executive officer of Bristow in February 2019. Bristow filed for Chapter 11 bankruptcy protection in May 2019
▪Former Executive Vice President - Strategy (2008 - 2010), NRG Energy; and Managing Director (1997 - 2008), Global Energy Group, Credit Suisse

Jonathan E. Baliff	Standing Committee Memberships ▪Audit ▪Compensation and Human Capital
Operating Partner, Genesis Park; U.S. Air Force Veteran	Specific Qualifications, Experience, Skills and Expertise	Select Professional and Community Contributions
Director since 2017
▪Extensive financial / leadership experience in executive and director roles with public companies
▪M&A expertise
▪Focus on corporate strategy, coupled with banking experience earlier in his career
▪SEC “Financial Expert”
▪FINRA Series 79 Securities License

▪U.S. Air Force (1985 until retirement in 1993 with the rank of Captain) ▪Board of Advisors, Georgetown Graduate Schools of Foreign Service ▪Board Member, Alley Theatre
Independent
Age 62

	Other Current Public Directorships ▪None	Public Directorships in the Past Five Years ▪Genesis Park Acquisition Corp. ▪Redwire Corporation

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Governance

Career Highlights

▪Former senior executive (2013 - 2023), Mitsubishi UFJ Financial Group (“MUFG”), including as Head, Global Transaction Banking (2019 - 2013), and Head, Transaction Banking Americas (2013 - 2019)
▪Former Chief Customer and Marketing Officer (2011 - 2013), PayPal, Inc.
▪Former financial institutions executive in roles spanning payments, marketing, strategy and business leadership
▪Board Member, Chair, Compensation Committee, and Member, Nominating & Corporate Governance Committee (since 2021), Xometry Inc., a global marketplace that connects enterprise buyers, engineers, and purchasers with a network of manufacturing suppliers
▪Board Member (since 2022), InvestCloud Inc., a wealth technology company that provides digital solutions for the financial services industry
▪Board Member and Member, Audit Committee, Nominating and Corporate Governance Committee (since 2014), StanCorp Financial Group Inc., a financial services and insurance company

Ranjana B. Clark	Standing Committee Memberships ▪Audit ▪Technology
Former Head of Global Transaction Banking, MUFG	Specific Qualifications, Experience, Skills and Expertise	Select Professional and Community Contributions
Director since 2025	▪Global C-level financial services executive and board member ▪Over 35 years’ leadership experience in payments, marketing, strategy, digital transformation and customer experience	▪President’s Leadership Council of The Asia Foundation ▪Fellow, Stanford University Distinguished Careers Institute
Independent
Age 65
	Other Current Public Directorships ▪Xometry Inc.	Public Directorships in the Past Five Years ▪None

Career Highlights

▪Chairman (since 2025), Chief Executive Officer, President and director (since 2021), Texas Capital Bancshares, Inc.; CEO and President, Texas Capital Bank (since 2021)
▪Former senior executive, JPMorgan Chase & Co. and predecessor firms (1989 - 2020), including as Global Head of Corporate Client Banking and Specialized Industries (2011 - 2020), co-head of JPMorgan’s North American Retail Industries Investment Banking practice (2005 - 2011), head of Investment Banking for the southern region of the U.S. (2007 - 2011), and had shared oversight of the Commercial Banking Credit Markets business, which provided Asset Based Lending and other credit solutions (2016 - 2020)

Rob C. Holmes	Standing Committee Memberships ▪None
Chairman, Chief Executive Officer, President, and Director, Texas Capital Bancshares, Inc.	Specific Qualifications, Experience, Skills and Expertise	Select Professional and Community Contributions
Director since 2021	▪Extensive knowledge of all aspects of the Company’s business ▪Leadership, extensive knowledge and expertise in investment and commercial banking on a global basis ▪SEC “Financial Expert”
▪Strategic Advisor / Member of Listing Standards Board, TXSE Texas Stock Exchange
▪Advisory Board, University of Texas at Austin McCombs School of Business
▪Board Member, Baylor Health Care System Foundation
▪Member, University of Texas at Austin Development Board
▪Salesmanship Club

Non-Independent
Age 61

	Other Current Public Directorships ▪Dillard’s, Inc.	Public Directorships in the Past Five Years ▪None

TCBI 2026|Notice of Annual Meeting and Proxy Statement 18

Governance

Career Highlights

▪Former Senior Executive Vice President and Chief Compliance Officer (2014 - 2023), AT&T Inc. and subsidiaries, a global leader in telecommunications, media and technology, responsible for developing privacy policies, legal and regulatory compliance, and ensuring adherence to internal compliance requirements, and protecting company assets
▪Former Senior Vice President and Assistant General Counsel, AT&T Services (2012 - 2014)
▪Former Senior Vice President and General Counsel, AT&T Advertising Solutions and AT&T Interactive (2010 - 2012)

David S. Huntley	Standing Committee Memberships ▪Compensation and Human Capital (Chair) ▪Governance and Nominating
Former SEVP and Chief Compliance Officer, AT&T Inc.	Specific Qualifications, Experience, Skills and Expertise	Select Professional and Community Contributions
Director since 2018
▪More than 29-year career with AT&T Inc. and subsidiaries
▪Compliance, legal and operational expertise
▪Experience developing and implementing policies to safeguard the privacy of customer and employee information

▪Director, AT LAST! ▪Trustee, Southern Methodist University ▪Executive Committee, Texas Business Hall of Fame ▪Director, Forest Forward ▪Board Member, Methodist Health System Foundation
Independent
Age 67

	Other Current Public Directorships ▪None	Public Directorships in the Past Five Years ▪None

Career Highlights

▪Co-Chief Executive Officer (since 2021) and director (since 2019), Energy Transfer LP and its general partner, LE GP, LLC. Formerly Energy Transfer Group's Chief Financial Officer (CFO) (2016 - 2020)
▪Chairman of the Board (since 2021) and director (since 2018), USA Compression GP, LLC
▪Former CFO and director, Penn Tex Midstream GP, LLC (2016 - 2017)
▪Former Executive Vice President and CFO, Regency GP LLC (2010 - 2015)
▪Former Vice President and CFO, Matrix Service Company (2008 - 2010), and DCP Midstream Partners, LP (2005 - 2008)
▪Various executive / financial positions with Duke Energy Corp. (1998 - 2005)

Thomas E. Long	Standing Committee Memberships ▪Audit (Chair)
Co-CEO and Director, Energy Transfer LP	Specific Qualifications, Experience, Skills and Expertise	Select Professional and Community Contributions
Director since 2022	▪Extensive financial, leadership and M&A experience serving in roles with public companies ▪Focus on corporate finance, coupled with energy-related experience ▪SEC “Financial Expert” and CPA (inactive)	▪Member, Financial Executives International ▪Director, TXSE Texas Stock Exchange Board
Independent
Age 69

	Other Current Public Directorships ▪Energy Transfer LP ▪LE GP, LLC	Public Directorships in the Past Five Years ▪Director of the general partner of Sunoco LP (2016 - 2021)

TCBI 2026|Notice of Annual Meeting and Proxy Statement 19

Governance

Career Highlights

▪Retired Chief Risk Officer (2018 - 2023), KeyCorp and KeyBank National Association, a holding company and regional bank based in Cleveland, Ohio
▪Former Deputy Chief Credit Officer (2017), BB&T (now Truist), a banking and financial services firm
▪Former Chief Risk Officer (2015 - 2017), GE Capital Corporation, the financial services division of General Electric
▪Former Chief Risk Officer, MUFG Americas / Union Bank
▪Former banker, Line of Business and Risk Executive, Wachovia (now Wells Fargo)

Mark W. Midkiff	Standing Committee Memberships ▪Risk (Chair) ▪Technology
Former Chief Risk Officer, KeyCorp	Specific Qualifications, Experience, Skills and Expertise	Select Professional and Community Contributions
Director since 2024	▪More than 40 years’ financial services experience, including commercial real estate ▪More than 30 years’ experiencing managing bank and corporate credit and operational risk ▪SEC “Financial Expert”	▪Member, Advisory Council of the International Association of Credit Portfolio Managers (IACPM) ▪Former Director, ProSight Risk Management Association
Independent
Age 63

	Other Current Public Directorships ▪None	Public Directorships in the Past Five Years ▪None

Career Highlights

▪President (since 1997), SPR Ventures, Inc., a private investment company
▪Former owner, CEO and President (from 2006 until its sale in 2018), SPR Packaging LLC, a manufacturer of flexible packaging for the industrial and consumer industry
▪Former President (1992 - 1997), Arrow Industries, now a subsidiary of ConAgra, Inc.
▪Director (since 2008), Chair, Nominating and Corporate Governance Committee, and member, Audit Committee, Cinemark Holdings, Inc., a leader in the motion picture exhibition industry with theatres and screens in the U.S. and Latin America
▪Former director (2006 - 2014), PRGX Global, Inc. (f/k/a PRG-Schultz International Inc.), a supplier of specialized data auditing services; and former director (1996 - 2004), Reddy Ice Group Inc. (f/k/a Packaged Ice Inc.), with various board committee assignments

Steven P. Rosenberg	Standing Committee Memberships ▪Risk ▪Technology
President, SPR Ventures, Inc.	Specific Qualifications, Experience, Skills and Expertise	Select Professional and Community Contributions
Director since 2001
▪Corporate leadership and private entrepreneurial investment experience
▪Public company boards / management experience
▪Experience in accounting and financial management, sales and marketing
▪M&A expertise

▪Chair of the Akiba Yavneh Academy Foundation
▪Chair of Dahan Fund for Bar Ilan University, Israel
▪Chair of Dallas Holocaust and Human Rights Museum Endowment
▪Chair, American Friends of Bar Lian University, and Member, Global Board

Independent
Age 67

	Other Current Public Directorships ▪Cinemark Holdings, Inc.	Public Directorships in the Past Five Years ▪None

TCBI 2026|Notice of Annual Meeting and Proxy Statement 20

Governance

Career Highlights

▪Executive Chairman (former President / CEO, since 2001), C.H. Guenther & Son LLC (dba Pioneer Flour Mills), a food manufacturer of high-quality products and one of the oldest privately held companies in the U.S.
▪Former senior officer (prior to joining C.H. Guenther), The Quaker Oats Company, responsible for all Worldwide Food Service Businesses
▪Former director (2005 - 2019), member, Audit Committee, and Chair, Compensation Committee, Clear Channel Outdoor Holdings, Inc., a large, public advertising company
▪Director, Monogram Foods, a privately-owned major co-packer and private label provider for strategic partners throughout the nation; former director, Nature Sweet Ltd., a privately-owned agricultural and distribution company

Dale W. Tremblay	Standing Committee Memberships ▪Audit ▪Governance and Nominating
Executive Chairman, C.H. Guenther & Son LLC	Specific Qualifications, Experience, Skills and Expertise	Select Professional and Community Contributions
Director since 2011	▪Public / private company management leadership experience ▪M&A and private equity experience ▪Sales & marketing experience ▪Public company board experience ▪SEC “Financial Expert”
▪Director, Haven for Hope
▪Vice Chair, Pritzker Advisory Board
▪Former Director, San Antonio Opera
▪Former Founding Board Member, Texas Can Academy - San Antonio
▪Former Consumer Advisory Committee Member, Federal Reserve Bank of Dallas

Independent
Age 67

	Other Current Public Directorships ▪None	Public Directorships in the Past Five Years ▪None

Career Highlights
▪Chief Financial Officer (since 2021), Urban Strategies, a Washington, D.C.-based privately-held company and one of the largest Early Head Start government contractors providing educational services for low-income families
▪Former Executive Vice President, Bank of America for nearly 35 years in a variety of increasingly responsible capacities, including Head of Global Commercial Banking, Banc of America Business Capital leading asset-based lender, Head of Credit & Treasury Products, President – Consumer Banking Products & Services, and President – Private Banking Central Region. She was a member of the firm’s Operating Committee and Global Banking & Markets Operating Committee

Laura L. Whitley	Standing Committee Memberships ▪Compensation and Human Capital ▪Risk
Chief Financial Officer, Urban Strategies	Specific Qualifications, Experience, Skills and Expertise	Select Professional and Community Contributions
Director since 2023
▪Extensive knowledge of all aspects of banking with nearly 35 years’ experience & leadership in the industry
▪Expertise in accounting, financial management & regulatory reporting
▪Board and executive management expertise
▪NACD cybersecurity certification
▪SEC “Financial Expert”
▪Member, World Vision Inc. Board of Directors & Chair, Audit Committee ▪Founding member, AT&T Performing Arts Center Board of Directors ▪Founding Chair, United Way of Dallas Women of Tocqueville
Independent
Age 64

	Other Current Public Directorships ▪None	Public Directorships in the Past Five Years ▪None

The Board unanimously recommends that stockholders vote “FOR” the ten director nominees.
TCBI 2026|Notice of Annual Meeting and Proxy Statement 21

Governance
Retiring Directors
Three of the Company’s directors will be retiring at the Annual Meeting in accordance with the Company’s director retirement guideline. The Board thanks them for their service.
Mr. Hyle has been a director of the Company since 2013, and served as Chair of the Company’s Risk Committee from 2015 to 2024.

Career Highlights

▪Retired Senior Executive Vice President and Chief Risk Officer (2004 - 2012), KeyCorp and KeyBank National Association (holding company and regional bank based in Cleveland, Ohio)
▪Former executive (1980 - 2003), Barclays Capital, working in the U.S. and London, most recently as Managing Director and Global Head of Credit Portfolio Management – London
▪Former banker (1972 - 1980), JP Morgan

Charles S. Hyle	Standing Committee Memberships ▪Audit ▪Risk
Former Chief Risk Officer, KeyCorp	Specific Qualifications, Experience, Skills and Expertise	Select Professional and Community Contributions
Director since 2013	▪Broad financial services experience ▪Managing bank credit and operational risk ▪SEC “Financial Expert”	▪An active impact investor in several startup social enterprises focused on educational technology through Learn Launch + Accelerator in Boston
Independent
Age 75
	Other Current Public Directorships ▪None	Public Directorships in the Past Five Years ▪None

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Governance
Ms. Ragusa has been a director of the Company since 2010, and served as Chair of the Company’s Governance and Nominating Committee from 2015 to 2026.

Career Highlights

▪Principal (since 2018), RCubetti LLC, a business operations, investment and sales advisory firm
▪Retired International Director, Jones Lang LaSalle Incorporated (2008 - 2017), a commercial real estate services company
▪Former President and Chief Operating Officer, The Staubach Company (from 2001 until its merger with Jones Lang LaSalle in 2008)
▪Former director (2007 - 2018), Lead Director, member, Compensation Committee, and Chair, Nominating and Corporate Governance Committee, Fossil Group, Inc.

Elysia Holt Ragusa	Standing Committee Memberships ▪Compensation and Human Capital ▪Governance and Nominating (Chair)
Principal, RCubetti LLC	Specific Qualifications, Experience, Skills and Expertise	Select Professional and Community Contributions
Director since 2010	▪C-Suite and public company board experience ▪Commercial real estate expertise ▪Leadership training experience ▪Change management expertise ▪M&A expertise ▪Expertise in sales and marketing	▪Board of Directors, The Contemporary Austin ▪Advisory Board, University of Texas McCombs School of Business ▪United Way of Dallas Allocation Chair
Independent
Age 75

	Other Current Public Directorships ▪None	Public Directorships in the Past Five Years ▪None

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Governance
Mr. Stallings has been a director of the Company since 2001, and served as Chairman of the Company from 2023 to 2025, and Lead Independent Director from 2025 to 2026.

Career Highlights

▪Chairman of the Board and Chief Executive Officer (since 2001), Stallings Capital Group, Inc., an investment company
▪Retired Executive Chairman of the Board (2001- 2021, when GAINSCO was acquired by State Farm), GAINSCO, Inc., a property and casualty insurance company
▪Former CEO of an asset management company as well as a savings bank
▪Former director (trust manager) (2002 - 2007), Crescent Real Estate Equities Company and the Federal Home Loan Bank of Dallas

Robert W. Stallings	Standing Committee Memberships ▪Risk
Lead Independent Director, Texas Capital Bancshares, Inc. Chairman & CEO, Stallings Capital Group, Inc.	Specific Qualifications, Experience, Skills and Expertise	Select Professional and Community Contributions
Director since 2001	▪Banking, financial services and insurance expertise ▪Private entrepreneurial investment experience ▪Public company board experience	▪Chairman & Founder, The Stallings Foundation
Independent
Age 76

	Other Current Public Directorships ▪None	Public Directorships in the Past Five Years ▪None

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Governance
BOARD AND COMMITTEE MATTERS
Board of Directors
The Board oversees the business affairs of the Company. The Board meets on a regularly scheduled basis to review significant developments affecting the Company and to act on matters requiring approval by the Board. Special meetings of the Board are held as required from time to time when important matters arise that require action between scheduled meetings. The Board held seven meetings during 2025. Each of the Company’s directors participated in at least 75% of the meetings of the Board and its committees on which the director served during 2025.
Board Leadership Structure
The Board’s leadership structure is designed to promote Board effectiveness and to appropriately allocate authority and responsibility between the Board and management. The Board believes it is important to retain flexibility to determine its leadership structure based on the particular composition of the Board, the individual serving as Chief Executive Officer, and the needs and opportunities of the Company and the Board as they change over time. The Board evaluates the Board leadership structure annually for possible change.
In January 2025, the Board appointed Rob C. Holmes, the Company’s CEO and President, to the additional role of Chairman, effective after the 2025 Annual Meeting. The Board’s actions reflected its deep confidence in Mr. Holmes’ transformational leadership and strategic vision for the Company. The Board considered several factors in reaching this decision, including the following:
▪Combining the roles of Chairman and Chief Executive Officer promotes decisive, unified leadership as the Company executes on its strategic priorities;
▪Mr. Holmes led the development of the Company’s strategic plan announced in 2021;
▪Mr. Holmes has deep banking industry experience and is highly respected by the Company’s various stakeholders; and
▪The Board has maintained a robust role for the Lead Independent Director with explicit responsibilities that are delineated in the Company’s Corporate Governance Guidelines.
Also in January 2025, the Board appointed Robert W. Stallings, the then current Chairman, to serve as Lead Independent Director, effective after the 2025 Annual Meeting.
In January 2026, the Board determined that Mr. Holmes will continue as Chairman, and that David S. Huntley would succeed Mr. Stallings as Lead Independent Director after the 2026 Annual Meeting.
The duties and responsibilities of the Company’s Lead Independent Director are documented in the Company’s Corporate Governance Guidelines. The Company’s Lead Independent Director, who is elected by the independent directors for a one-year term:
▪Provides leadership to ensure the Board works in an independent, cohesive fashion;
▪Works with the Chairman of the Board, the Corporate Secretary and the rest of the Board, as appropriate, to set the agenda for Board meetings;
▪Has the authority to call meetings of the independent and non-management directors, as needed;
▪Ensures Board leadership in times of crisis;
▪Develops the agenda for and chairing executive sessions of the independent directors and executive sessions of the non-management directors;
▪Acts as a liaison between the independent directors and the Chairman of the Board on matters raised in such sessions;
▪Chairs Board meetings when the Chairman of the Board is not in attendance;
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▪Attends meetings of the committees of the Board, as necessary or at his / her discretion, and communicates regularly with the Chairs of the principal standing committees of the Board;
▪Works with the Chairman of the Board to ensure the conduct of Board meetings provides adequate time for serious discussions of appropriate issues and that appropriate information is made available to Board members on a timely basis;
▪Performs such other duties as may be requested from time-to-time by the Board, the independent directors or the Chairman of the Board; and
▪Is available, upon request, for consultation and direct communications with major stockholders.
A significant portion of the Board’s oversight responsibilities is carried out through its five independent, principal standing committees: Audit Committee, Risk Committee, Governance and Nominating Committee (Governance Committee), Compensation and Human Capital Committee (Compensation Committee), and Technology Committee. Allocating responsibilities among committees allows more in-depth attention devoted to the Board’s oversight of the business and affairs of the Company. See “Risk Oversight” below for more information. Committees meet regularly in conjunction with scheduled Board meetings and hold additional meetings as needed. Each committee reviews reports from senior management and reports its actions to, and discusses its recommendations with, the full Board.
All committee chairs are appointed at least annually by the Board. Committee chairs are responsible for:
▪Calling meetings of their committees
▪Approving agendas for their committee meetings
▪Presiding at meetings of their committees
▪Serving as a liaison between committee members and the Board, and between committee members and senior management, including the CEO
▪Working directly with the senior management responsible for committee mandates
Board members have direct access to management and regularly receive information from and engage with management during and outside of formal Board meetings. In addition, the Board and each committee has the authority and resources to seek legal or other expert advice from sources independent of management.
Board Evaluation
The Board and the Board committees regularly evaluate their own effectiveness throughout the year. The evaluation is a multifaceted process that includes an annual formal self-evaluation process developed and administered under the direction of the Governance Committee, periodic one-on-one discussions between each director and the Board Chairman, individual director input on agenda topics for Board and committee meetings and strategic planning sessions, executive sessions held in Board and committee meetings without management present, and periodic input to the CEO and senior management on enhancements to Board and committee effectiveness.
Process
Determine focus areas, scope, and format. The formal self-evaluation has historically been in the form of written questionnaires administered by Board members or management. Each year, the Governance Committee discusses and considers the appropriate approach, including areas of focus, scope and format, and approves the selected evaluation process. Beginning in 2023, the Governance Committee determined to use a new format under which each director would meet with the Governance Committee Chair and the Board Chair or Lead Independent Director in combination with written questionnaires.
Conduct evaluation. Members of the Board and each Board committee participate in the formal evaluation process, responding to questions designed to elicit information to be used in improving Board and committee effectiveness.
Review feedback in executive sessions. Director feedback solicited from the formal self-evaluation process is discussed during Board and committee executive sessions and, where appropriate, addressed with management.
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Respond to director input. In response to feedback from the multifaceted evaluation process, the Board and committees work with management to take concrete steps to improve policies, processes and procedures to further Board and committee effectiveness.
One-on-one discussions with Board Chairman and Committee Chairs. In addition to the formal annual Board and committee evaluation process, the independent Board Chairman and all Committee Chairs speak with each independent Board member regularly, at least quarterly, and receive input regarding Board and committee practices and management oversight. Throughout the year, directors also have the opportunity to provide input directly to committee chairs or to management.
The Board and the Board committees are continuously evaluated for their own effectiveness throughout the year.
Formal self-evaluation
The Board believes that there are five areas where the Board should focus: Board and committee composition; Board culture; Board and committee focus; Board process; and information and resources.
Composition. Through the self-evaluation process, the Board assesses its overall director recruitment and succession planning processes and committee composition.
Board culture. The Board considers its role in setting the standard for the Company’s culture and values by forging a collegial and collaborative dynamic that values independent judgment and emphasizes accountability. As part of this review, directors evaluate how they interact among themselves and with management, including the importance of challenging and holding management accountable. This past year, the self-evaluation included a focus on enhancing Board skills, succession, engagement and refreshment as the Company continues to grow and mature its platform, product and service offerings and execute on its strategy.
Focus. The Board and the Board committees consider their effectiveness in performing key oversight responsibilities in a number of areas, including: strategy; risk; and management talent and succession planning. They continuously evaluate the sufficiency of information received and the time spent in these areas. They regularly reassess their oversight focus by engaging in dialogue with management, soliciting feedback from stockholders and other stakeholders, and receiving third-party perspectives on the competitive environment, opportunities for growth, macroeconomic trends, and geopolitics.
Process. As part of the formal self-evaluation process, directors review overall Board and committee structure, the allocation of meeting time, cadence of meetings, efficiency and other meeting processes. In addition, outside of the formal self-evaluation process, each of the directors also meets with management and with the Board Chair and Lead Independent Director through a combination of executive sessions, smaller group sessions, and one-on-one meetings. Directors are focused on Board and committee meeting structure so as to allow ample time for discussion, debate, and in-depth review of key topics and trends, and to facilitate focus on strategic topics. Committee chairs separately provide their input with respect to their committee.
Information and resources. Through the self-evaluation process, the Board and committees evaluate the quality of meeting materials and presentations and the overall amount and type of information, education, and training opportunities they receive both from management and outside advisors and experts. The directors continue to highlight the need for clear, comprehensive, and concise information to effectively support their oversight responsibilities, including understandable and targeted materials that identify key issues.
The Governance Committee considered industry trends, practices of peers, feedback from stockholders, and regulatory developments in creating the formal 2025 self-evaluation. The formal 2025 self-evaluation solicited directors’ views on topics in each of the five key areas of board effectiveness, including topics covering the Company’s current operating environment, input from stockholders learned during engagement discussions, and areas of opportunity. As part of its ongoing review of Board and committee composition, the Governance Committee also continued to seek input on the Board’s director succession planning process, including Board and committee leadership succession planning. Results are shared with management, as appropriate, to assist the Board and committees in making enhancements to address opportunities identified.
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Enhancements made in response to formal Board self-evaluations
In response to feedback solicited from the Board and committees, the Company continues to:
▪Adapt meeting structure and cadence to enhance the Board’s ability to perform its oversight responsibilities and to promote Board engagement, including through a mix of in-person and virtual meetings, and by providing ample time during Board and committee meetings for discussion, debate, in-depth reviews, and executive sessions
▪Prepare meeting materials that are tailored and allow for an understanding of key issues, while maintaining completeness, and providing timely updates, as needed
▪Enhance presentations for Board and committee meetings so that they complement and add insight beyond written meeting materials, while leaving ample time for question and answer sessions and other discussion
▪Provide more opportunities for the Board to interact with employees throughout the organization, both formally and informally, and for one-on-one and smaller group discussions between directors and management on critical issues, including mid-quarter meetings
▪Support directors’ discussion and decision-making on Board leadership succession planning and committee membership, including a focus on future needs
▪Enhance discussion about areas of emerging risk at Board, Risk Committee and Technology Committee meetings, including in-depth reviews of key topics including cybersecurity risk, operational resilience, and risks arising from the economic environment
▪Provide additional information on topics identified by directors as desired areas of increased focus for the development of Board strategic planning sessions, including information related to technology and operations, the regulatory landscape and the economic outlook
▪Present deep dives on human capital management-related topics at the Board and committee level
▪Enhance information provided to support the Board’s management talent and succession planning responsibilities, including information on how specific performance goals factor into executive management’s performance evaluations
▪Provide educational opportunities during regularly scheduled meetings, with an emphasis on topics requested by directors and current events and trends
▪Provide third-party perspectives on the Company, peers, the industry, and the economy, and on stockholder and stakeholder feedback in Board and committee materials and presentations and through additional resources
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Board and Corporate Governance: Strong Governance Practices
The Board is committed to providing sound governance for the Company. The Board adopted Corporate Governance Guidelines (Guidelines) and charters for each standing committee of the Board to provide a flexible framework of policies relating to the governance of the Company. These documents are available in the “Governance Documents” section of the Company’s website at https://investors.texascapitalbank.com/governance-responsibility/governance-documents/default.aspx.

The Company’s sound governance practices include:
▪Annual election of all directors
▪Plurality voting for directors in uncontested elections with a required offer of resignation by any director who receives more “withhold” votes than “for” votes in the election
▪Independent Board Chairman or Lead Independent Director
▪All directors are independent, other than CEO; 100% principle standing committee member independence
▪Director retirement policy
▪Director capacity, commitment and over boarding policy
▪Directors may be removed with or without cause
▪Action by written consent / stockholder right to call special meeting permitted
▪Executive sessions of independent directors at each regular Board meeting
▪Annual Board and Committee evaluations
▪Strong investor outreach program, including participation by the Chairman and other Directors
▪Accountability to maintain stock ownership per director and executive guidelines
▪Insider Trading Policy and prohibition on hedging and pledging
▪Equity Grant Policy
▪Comprehensive compensation recoupment (clawback) policy
▪Ongoing director education
▪Ongoing consideration of Board composition, skills and refreshment
▪Strong director attendance: each director then in office attended the 2025 annual meeting and 75% or more of total meetings of the Board and committees on which he or she served during 2025
▪Board oversight of corporate responsibility matters
▪Board and Compensation Committee oversight of human capital management matters
▪Direct Board access to management and access to independent advisors
▪No poison pill
Among the policies addressed in the Guidelines are the following:
▪Retirement policy. A director who reaches the age of 75 at or before the time of his or her election will not be eligible for re-election to the Board, subject to waiver of this requirement on an annual basis by unanimous vote of the remaining members of the Board. Three directors are retiring as of the 2026 Annual Meeting under this policy — Ms. Ragusa and Messrs. Hyle and Stallings.1
▪Board leadership structure. Provides the Board with flexibility to determine the appropriate leadership structure for the Company and requires a Lead Independent Director with robust responsibilities in the event the Chairman is not independent.
▪Limits on other board service. No director may serve on more than four public company boards (including the Company’s Board), but the Chairman may only serve on a maximum of two other public
1 Mr. Stallings was eligible for retirement under this policy last year, but the Board waived the retirement policy for him for one year to assist in the transition of the CEO to Chairman.
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company boards. The Company’s CEO and other executive officers may serve on only one other public company board.
▪Review of significant responsibility changes. Any director who retires from his or her principal employment, or whose principal occupation or business association changes substantially, must tender a letter of resignation to the Board. The Board will determine whether to accept the resignation based on the recommendation of the Governance Committee after its review of the circumstances.
▪Annual meeting attendance. The Board expects all of its members to attend the Company’s annual meetings of stockholders. All of the incumbent directors, and all nominees for election as director, were in attendance at the 2025 Annual Meeting.
▪Director compensation. Director compensation includes an equity component representing approximately half of each director’s annual compensation to align director interests with the long-term interests of stockholders. See “Director Compensation” below.
▪Director stock ownership. The Board established stock ownership guidelines for directors to further align their interests with the long-term interests of stockholders. Directors are expected to own common stock having a value of at least five times the cash portion of the annual retainer paid to independent directors, and may not dispose of any shares of the Company’s common stock unless they own, and will continue to own, common stock with a value at or above that level.
▪Executive pay governance and stock ownership. As discussed in more detail below at “Executive Compensation – Compensation Discussion and Analysis”, the Guidelines include policies addressing:
▪Executive stock ownership
▪No excise tax gross-ups with respect to executive compensation received upon a change in control
▪No “single trigger” payment or acceleration of benefits upon a change in control
▪Recoupment or “Clawback” of incentive compensation upon a restatement of the Company’s financial statements
▪Other policies. As discussed in more detail below at “Executive Compensation – Compensation Discussion and Analysis – Compensation Best Practices and Policies”, the Board and the Compensation Committee have adopted other governance and compensation policies, including:
▪Insider Trading Policy
▪Anti-Hedging / Anti-Pledging Policy
▪Equity Grant Policy
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Risk Oversight
The Board is responsible for oversight of management and the business affairs of the Company, including the management of risk. The Board oversees an enterprise-wide approach to risk management, intended to support the achievement of strategic objectives to optimize the organizational performance and enhance stockholder value while operating within the Company’s risk appetite statement. Although the Board has the ultimate oversight responsibility for the risk management process, the Board has generally delegated the responsibility of risk oversight activities to the Board’s Risk Committee. Other Board-level committees are delegated oversight of specific aspects of risk management. Although the Risk Committee has oversight of substantially all of the enterprise risk categories and most aspects of the compliance management program (with the Technology Committee having primary oversight of information technology and cybersecurity risk), the Audit Committee has primary reporting and oversight of certain programs and operating activities that have key risk management roles or attributes, including financial reporting, internal audit, and external audit. The following graph shows the Board’s allocation of key risk topics to the various Board committees.

Board of Directors

▪Oversight of risk related to the strategic plan ▪Enterprise risk management

Risk Committee	Audit Committee

▪Oversight of the Company’s management of credit, liquidity, strategic, reputational, market, interest rate, operational, compliance, financial, and capital adequacy (“enterprise”) risks
▪Annual review and approval of the Company’s risk management framework and review and recommendation to the Board of the Company’s risk appetite statement
▪Oversee the activities of the Company’s Executive Risk Committee, which is chaired by the Company’s Chief Risk Officer, who has a direct reporting relationship to the Risk Committee
▪Review and monitoring of regulatory results
▪Confirm that the Company’s lending activities are within the context of the Company’s risk framework
▪Communicate with the other Board committees to assure the integrated oversight of the full range of enterprise risks

▪Oversight of financial risk exposures
▪Monitor the Company’s financial reporting risk, including the allowance for credit losses, and regulatory compliance risk
▪Review significant risk trends identified by internal audit

Governance and Nominating Committee

▪Oversight of risk in corporate responsibility matters ▪Oversight of risk related to corporate governance practice and procedure, and stockholder rights ▪CEO, Board and Committee leadership succession

Compensation and Human Capital Committee

▪Review and oversight of compensation plan risk assessments ▪Oversight of risk related to human capital management, including talent management, executive succession planning and culture

Technology Committee

▪Oversight of information technology and cybersecurity risk
▪Oversight of information technology strategy, operations, risk profile and significant information technology investments, including in cybersecurity and emerging technology developments

To embed risk management into the front-line processes while maintaining a strong system of oversight, the enterprise risk management (“ERM”) Framework establishes a “Three Lines of Defense” model for risk governance. The Three Lines of Defense clarifies the roles and responsibilities of the Lines of Business
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(“LOBs”) (first line of defense), Independent Risk Management (second line of defense), and Internal Audit (third line of defense) relative to the management of risk, as well as provides a framework that supports the integrity of information escalated to the risk governance committees and to the Board. The three lines are balanced in importance and stature and must all operate effectively across the organization to enable strong risk management.
To provide clarity on the role of certain parties relative to the three lines of defense, all departments / functions have been mapped to each line of defense. There are instances and functions that transcend the three lines of defense that have responsibilities inclusive of those in the first and second lines of defense but other than risk-taking activities. Furthermore, a formal organizational structure is in place which outlines the chain of command/line of authority within each business area.
Management established an internal Executive Risk Committee (“ERC”), reporting to the Board's Risk Committee, chaired by the Company’s Chief Risk Officer (Mr. Oman), and comprised of executives responsible for all major categories of risk to provide management oversight and guidance related to the Company’s enterprise risk management, including the CEO and CFO. The ERC updates the Company’s risk appetite statement and enterprise risk management policy on an annual basis and establishes various risk tolerances focused on quantitative and qualitative key risk indicators, which are ultimately approved by the Board.
In addition, the Bank conducts a Capital Stress Test exercise to assess the capital adequacy in a stressed economic environment while ensuring alignment with the Board’s Risk Appetite. The Capital Stress Test Framework is part of the overall capital planning and management process. Management’s Capital Management Committee (“CMC”) is responsible for the governance, oversight, decision-making and approval for the annual capital stress test exercise. The CMC is designed to escalate matters, as necessary, to the Asset/Liability Committee (“ALCO”) and then to the Executive Risk Committee. Controls are incorporated into the process, establishing principles and policies to ensure that the capital stress test exercise is governed and consistent with various stakeholder expectations. The capital adequacy assessment underpins which capital actions can be carried out after the review of the capital stress test results and the appropriate approvals.
Board’s Role in Talent Development and Succession Planning
The Board believes that human capital management and talent development are vital to the Company’s continued success. They are integral elements of the Company’s strategic framework, and the Company strives to create a workplace with meaningful opportunities that will attract and retain the best and brightest in a historically competitive talent landscape.
The Board’s involvement in leadership development and succession planning is systematic and ongoing, and the Board provides input on important decisions in each of these areas. The Board has primary responsibility for succession planning for the CEO and oversight of other executive officer positions. The Governance and Nominating Committee oversees the development of the process and protocols regarding succession plans for the CEO, and annually reviews these protocols. The Compensation Committee focuses on talent management, employee engagement, executive succession planning and culture. To assist the Board, the CEO annually provides the Board with an assessment of senior managers and their potential to succeed to the position of CEO, developed in consultation with the Chairman or Lead Independent Director and the Chair of the Governance and Nominating Committee. The Board meets regularly with high-potential executives, both in small group and one-on-one settings.
With respect to the broader organization, the Board is actively engaged in the oversight of the corporate culture and is continuously focused on supporting management developing a culture that is aligned with the Company’s long-term strategy. This includes reinforcing a set of behaviors throughout the Company that management believes are critical to empower performance, including voicing opinions fearlessly, raising the bar on talent and acting with integrity. In addition, the Board and its applicable committees regularly engage with employees at all levels of the organization to provide oversight on a broad range of other human capital management topics, which includes, among others, benefits, health and safety, and employee development. Employee feedback is considered in designing and evaluating employee programs and benefits and in monitoring current practices for potential areas of improvement. See “Governance – Corporate Responsibility” below.
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Committees of the Board of Directors
The Board has five standing committees for the Company:
▪Audit Committee
▪Risk Committee
▪Governance and Nominating Committee
▪Compensation and Human Capital Committee
▪Technology Committee
The following table sets forth the current composition of the Board’s standing committees as of the date of this Proxy Statement and the number of meetings held by each committee during 2025.

Director	Independent Director	Audit Committee	Risk Committee	Governance and Nominating Committee	Compensation and Human Capital Committee	Technology Committee[1]
Paola M. Arbour	✓			•		▲
Jonathan E. Baliff À	✓	•			•
Ranjana B. Clark	✓	•				•
Rob C. Holmes À
David S. Huntley	✓			•	▲
Charles S. Hyle À	✓	•	•
Thomas E. Long À	✓	▲
Mark W. Midkiff À	✓		▲			•
Elysia Holt Ragusa	✓			▲	•
Steven P. Rosenberg	✓		•			•
Robert W. Stallings ◊	✓		•
Dale W. Tremblay À	✓	•		•
Laura L. Whitley À	✓		•		•
Meetings in 2025:	Board = 7	5	4	4	6	4
◊ Lead Independent Director ▲ Committee Chair ● Committee Member À Audit Committee Financial Expert
[1] The Technology Committee was formed on January 22, 2025.
Mr. Huntley has been appointed to serve as Lead Independent Director following the 2026 Annual Meeting. Mr. Rosenberg has been appointed to serve as the Chair of the Governance and Nominating Committee, and Mr. Baliff has been appointed to serve as the Chair of the Compensation and Human Capital Committee, effective April 1, 2026.
A general description of the functions performed by each committee is set forth below. For more information about the risk oversight delegated to each committee, see “Risk Oversight” above beginning on page 31.
▪Audit Committee. The Audit Committee oversees the Company’s and the Bank’s processes related to financial and regulatory reporting, internal controls, and regulatory and legal compliance. The Audit Committee also oversees the Company’s internal controls over financial reporting, management’s preparation of the financial statements of the Company, the Company’s methodology for establishing the allowance for credit losses and the sufficiency of quarterly provisions for credit losses, and reviews and
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assesses the independence and qualifications of the Company’s independent registered public accounting firm. The Audit Committee appoints the firm selected to be the Company’s independent registered public accounting firm and monitors the performance of such firm, reviews and approves the scope of the annual audit and quarterly reviews and reviews with the independent registered public accounting firm the Company’s annual audit and annual consolidated financial statements. The Audit Committee also oversees the Company’s internal audit staff, which includes reviewing with management the status of internal accounting controls, and evaluates areas having a potential financial or regulatory impact on the Company that may be brought to the Audit Committee’s attention by management, the independent registered public accounting firm, the Board or by employees or other sources, including the Company’s confidential “hotline” maintained to allow employees to make confidential reports of matters requiring attention.
The Board determined that all of the Audit Committee’s members are able to read and understand fundamental financial statements and are independent of management as contemplated by the current listing standards of The NASDAQ Stock Market and SEC rules. The Board also determined that four members of the Audit Committee, Messrs. Baliff, Hyle, Long and Tremblay, as well as directors Mr. Holmes, Mr. Midkiff and Ms. Whitley, qualify as “audit committee financial experts,” as defined by SEC rules, and also satisfy The NASDAQ Stock Market’s financial sophistication requirements. The Board adopted a written charter for the Audit Committee.
▪Risk Committee. The Risk Committee oversees the establishment and execution of the Company’s risk management framework and monitoring adherence to related policies required by applicable statutes, regulations and principles of safety and soundness and policies and processes related to risk identification, assessment, monitoring and management, including setting and monitoring the risk appetite of the Company and the Bank. See “Risk Oversight” above. The Board determined that all of the members of the Risk Committee, including the Chairman, are “independent” directors. The Board adopted a written charter for the Risk Committee.
▪Governance and Nominating Committee. The Governance and Nominating Committee (Governance Committee) oversees the corporate governance policies for the Company and identifies, screens, recruits and recommends director candidates to the Board. The Governance Committee makes recommendations concerning the composition of the Board and its committees, considers any corporate governance issues that arise and develops appropriate recommendations, develops specific criteria for director independence, and assesses the effectiveness of the Board. The Board adopted a written charter for the Governance Committee.
The Governance Committee regularly reviews the overall composition of the Board and its Committees to assess whether it reflects the appropriate mix of skills, experience, backgrounds and qualifications that are relevant to the Company’s current and future business and strategy, and to introduce fresh perspectives and broaden the views and experience represented on the Board. The Governance Committee considers industry knowledge and other business expertise, personal traits such as character, integrity and wisdom, and the candidate’s understanding of business operations, marketing, finance or other aspects relevant to the success of a large publicly-traded corporation, with a bank subsidiary, in today’s business environment, among other factors, when evaluating candidates for the Board. These considerations ensure the Board is comprised of individuals who are able to contribute a variety of viewpoints, which the Governance Committee believes is an important component in ensuring that the Board exercises good judgment and diligence.
The Governance Committee evaluates and recommends individual director candidates in the context of the needs and then-current make-up of the Board as a whole. The objective is to recommend individuals who will, acting as a group, contribute to the success of the Company’s business and advancement of stockholder interests through the exercise of sound judgment.
The Governance Committee regularly assesses whether any vacancies are expected due to retirement or otherwise, and the need for particular expertise on the Board. Candidates may come to the attention of the Governance Committee from current directors, stockholders, professional search firms, officers or other persons. The Governance Committee considers individuals recommended by stockholders in the same manner and to the same extent as it considers director nominees identified by other means.
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See Additional Information” below. All candidates are reviewed in the same manner regardless of the source of the recommendation.
▪Compensation and Human Capital Committee. The Compensation and Human Capital Committee (Compensation Committee) is charged with establishing and monitoring the compensation and other benefits of the Company’s named executive officers and senior management. The Compensation Committee also oversees the Company’s annual- and long-term incentive programs for the named executive officers and employees. The Board adopted a written charter for the Compensation Committee.
The Board determined that all of the Compensation Committee’s members are independent of management as contemplated by the current listing standards of The NASDAQ Stock Market, and are also independent under SEC rules, including SEC Rule 16b-3. For more information regarding the Compensation Committee’s processes and procedures for the consideration and determination of executive compensation, see “Compensation Discussion and Analysis” later in this Proxy Statement.
▪Technology Committee. The Technology Committee assists the Board in fulfilling its oversight responsibilities and promoting effective information technology governance related to the Company’s information technology strategy, operations and risk management, including oversight of information technology and cybersecurity risk, and significant information technology investments in areas such as, cybersecurity, strategy, risk management and emerging technology developments. See “Risk Oversight” above. The Board has determined that all of the members of the Technology Committee, including the Chair, are “independent” directors. The Board adopted a written charter for the Technology Committee.
▪M&A Committee. The Board established in November 2025 a non-standing Mergers & Acquisitions Committee of the Board (M&A Committee). The Board believes it is in the Company’s best interest to have a separate committee dedicated to the review of potential strategic merger and acquisition opportunities. The current members of the M&A Committee are Mr. Huntley, Mr. Hyle, Mr. Long, Mr. Midkiff, Mr. Stallings, Ms. Whitley and Mr. Holmes.
▪Trust Committee of the Bank. In addition to the Board’s standing Committees, the Board established in January 2025 a Trust Committee of the Bank (Trust Committee) comprised of three independent members of the Board. The Trust Committee oversees the governance, risk management, compliance and the general business activities of the fiduciary and administrative functions of the Trust and Estate Department of the Bank. The current members of the Trust Committee are Mr. Rosenberg (Chair), Mr. Long and Ms. Whitley. The Trust Committee met three times in 2025. Members of the Trust Committee receive compensation at the same rate as the chairs and members of the Board’s standing committees.
Additional Governance Matters
Communications with the Board
Stockholders may communicate with the Board, including the non-management directors, by sending an e-mail to bod@texascapitalbank.com or by sending a letter to the Board, c/o Corporate Secretary, Texas Capital Bancshares, Inc., 2000 McKinney Avenue, 7th Floor, Dallas, Texas 75201. The Corporate Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications. If deemed an appropriate communication, the Corporate Secretary will submit stockholder correspondence to the Chairman of the Board, the Lead Independent Director or to any specific director to whom the correspondence is directed.
Code of Business Conduct and Ethics
The Company adopted a Code of Business Conduct and Ethics (“Code of Conduct”) that applies to all of its directors and employees, including its CEO, CFO, and Chief Accounting Officer. The Code of Conduct is available on the Company’s website at https://investors.texascapitalbank.com/governance-responsibility/governance-documents/default.aspx. Any amendments to, or waivers from, the Code of Conduct applicable to the executive officers will be posted on the Company’s website within four days of such amendment or waiver.
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Corporate Responsibility
Overview
Texas Capital takes a comprehensive approach to corporate responsibility that includes investing in its communities, creating a culture of strong corporate governance, and attracting and retaining the best talent. The Company’s corporate responsibility program is under the primary oversight of the Governance and Nominating Committee, with the Compensation Committee focusing on human capital management (see above). Board and Committee oversight is intended to assure that the corporate responsibility program aligns and supports the Company’s vision and strategy. At the executive management level, the corporate responsibility program is led by the Chief Legal Officer, in collaboration with the Stewardship Council, which consists of the CEO, executive leadership and senior management. The Stewardship Council ensures appropriate alignment and involvement from all executive leaders and cross-functional management, and navigates and proactively manages and evaluates risk in corporate responsibility matters. The Council identifies areas for improvement internally to drive further improvements that are aligned with the Firm’s strategy and mission. Management reviews and discusses strategy, goals, practices and performance with the Board, which also receives management updates on progress, ratings, disclosures and stakeholder engagement.
The Firm is deeply committed to fostering an environment where individuals feel valued, respected and empowered to succeed in a respectful, merit-based, performance-driven environment. The Firm believes that this approach enables it to effectively serve its stockholders, clients, communities and colleagues. The Company continues to assess its strategy by listening and advocating for issues that matter most to its various stakeholders.

Stockholders

Board of Director and Committee Oversight

Stewardship Council

1. Operating Council-Level Leadership Integrating with Strategy
2. Subject Matter Experts from Across the Company to Drive Execution
3. Frequent Meetings to Maintain Momentum
4. Education and Baselining to Move Efficiently
5. Organized Sub-Teams to Coordinate Activities

Clear and Effective Communication to Both Internal and External Stakeholders

Areas of 2025 Focus
Texas Capital continues to refine its focus on how its business impacts employees, and other individuals, groups and communities. As further described below, key accomplishments in 2025 included:
▪Continued monitoring of risk issues impacting corporate responsibility and human capital management, including artificial intelligence and digital asset strategies
▪Heightened focus on supporting employees, clients and communities
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▪Expanded efforts to advance respectful workplace initiatives, including
▪market-related activities
▪purposeful community-focused events
▪Continued partnership with Texas Capital Foundation
▪Continued focus on becoming the Employer of Choice in Texas for individuals interested in growing their career in financial services and offering benefits that improve lives:
▪improvements to the human capital management system
▪enhancements in financial, physical, emotional, and professional well-being
▪individualized employee training and development plans
▪enhanced new employee onboarding
▪Expanded education and monitoring of cybersecurity matters
▪Numerous notable industry and local awards
Operational and Environmental Impact
Texas Capital is focused on operating the business in a responsible and financially sustainable manner, as it believes it better serves its communities while also having a positive effect on operating expenses. The Firm also believes that it is important for its clients to reflect the values behind how it does business, which is why it endeavors to steward its capital and resources toward investments that drive value, and responsible and sustainable business practices.

The Firm’s corporate headquarters, Texas Capital Center, is located in a leased building that has been designated as a LEED Gold-certified building, and its newer lease, the North Dallas Campus, is also a LEED certified (Silver level) building. Additionally, the Firm’s branch-light operating philosophy allows it to avoid the impact on the environment of operating a large number of facilities, while still allowing it to serve clients with the level of service its clients have come to expect.

Sustainable Finance
The Firm’s lending agreements require that all borrowers comply with all applicable federal, state and local environmental regulatory requirements. The Firm is proud to support clients who excel in sustainable business practices.
As part of the regular process around engaging with clients and potential clients, the Bank’s “know your customer" program and due diligence assessments help evaluate potential risk factors so that the Firm can remain committed to doing business in the most responsible way possible.

Human Capital Management

The health, safety and well-being of employees and clients is of paramount importance. This includes financial, physical, mental and social well-being.

Health & Safety The Company’s policy is to provide a safe and healthy workplace. In 2025, the Company continued its support of employees, clients and communities in a variety of ways.

▪The Company maintained focus on the health and safety of every employee. With the continued focus on the business continuity plan, every employee can be accounted for in the event of an emergency and routines were developed to communicate roles and responsibilities.
▪Focused on improved safety and enhancements to most of our locations across the State of Texas.
▪The TCB Employee Disaster Relief Fund helps employees who are facing financial hardship immediately after a natural disaster or an unforeseen personal hardship. The Fund relies primarily on individual donations from the Firm’s Operating Council members and other employees and support from the Bank to fund this program.
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Governance

Respectful Workplace
Texas Capital’s biggest asset is its people. Performance continues to be a focus by hiring and retaining the best talent expected to produce results and increase stockholder value. Having a workplace where all employees feel valued, and respected, and have an opportunity to excel, is an integral part of the strategy to build a strong, performance-driven culture where employees can reach their full potential professionally and personally. The Firm’s initiatives around ensuring a respectful workplace are a driver and an enabler for employees to thrive within the Firm’s teams, with clients, and in the Firm’s communities.

Succession Planning
The Company maintains a succession planning program designed for leadership continuity and organizational effectiveness. Annually, Talent Management, HR Business Partners, and Senior Leaders engage in talent planning  to identify and develop successors for Operating Council members, executive positions and key business-critical roles. Succession plans identify potential successors with assigned readiness levels and include targeted development actions to prepare them for advancement. The Board of Directors receives regular updates on succession planning outcomes and monitors the progress of development initiatives and readiness level progression year over year. The Company’s CEO succession process, including emergency succession protocols, is managed directly with Board oversight.
Workplace Culture
The Firm is deeply committed to fostering an environment where individuals feel valued, respected, and empowered to succeed as outlined in our Firm values. Our goal is to create a culture where employees are motivated by the opportunity to use their talents and skills toward the Firm’s success, and all individuals feel a sense of belonging as they contribute to the Firm’s mission. These efforts align with Texas Capital’s goal to be the Employer of Choice.
Recruiting Talent. The Firm continues to invest in recruiting strategies to hire the best talent to serve our clients and communities.
Employee Resource Groups (ERGs). Texas Capital has number of, and supports, ERGs. The focus in 2025 for all ERGs was on building the business. This included everything from local community events to development topics to advancing educational awareness, and leading the way in creating opportunities for employee volunteerism. In 2026, the ERG focus will be on building the brand and building the internal and external community to develop our employees. The goal is to build leadership and business skills of the participants as well as to grow their internal/external network.
Attracting The Best Talent: Performance-Driven Opportunities. The Firm believes the foundation of success lies in hiring and retaining the best talent based on qualifications, skills, education, experience, achievements and ability to deliver results. All decisions regarding hiring, promotions, compensation and other opportunities are made with an emphasis on merit and individual contributions. The Firm does not implement quotas, targets, or other metrics that prioritize demographic factors over individual capabilities.
In its efforts to attract the best talent, the Firm continued to refine its talent pipeline through intern and early career programs. Resources were created for hiring managers, and all hiring managers were required to complete online training. The Firm filled over 500 roles in 2025, with approximately 25% of those roles filled by internal candidates.

Developing Our Talent. The Firm is committed to supporting the development of its employees at every level in the organization. Every employee is given the opportunity to grow and develop his or her career through formal training and on-the-job experience. In 2025, employees actively engaged in nearly 57,000 hours of learning to develop both technical and leadership skills. Approximately 20% of the employee population expanded or changed roles as part of their career growth and professional development.

In 2025, part of Texas Capital’s training and development included:
▪Revising and updating critical annual regulatory compliance and mandatory corporate training for all employees, resulting in a 30% reduction in required compliance hours this year.
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Governance
▪1700 hours of leadership development training, including specific training for managers.
▪Providing technical, job-specific training for areas such as operations, sales, credit and technology.
▪Refining the analyst program to enhance focus on critical credit and technical training and leadership skills.
▪Information sessions for managers and employees to learn more about new processes being implemented or important topics that increase job effectiveness.
▪Continuing to refine and update its early career program for both interns and college graduates.
This year, the Firm launched a firm-wide AI initiative focused on four areas: AI Talk, AI Learn, AI Engage and AI Grow. This work not only invests heavily in our workforce’s professional and technical development, but also will help shape the nature of our work at Texas Capital. It provides employees with the resources to learn how to best utilize AI in their day-to-day work and encourages community through engagement efforts.
Engaging Our Talent. In 2025, the Firm conducted a streamlined employee engagement survey and conducted a listening tour across the employee population. The survey resulted in over 90% employee participation and that feedback coupled with the feedback gathered through the listening tour provided valuable insights for management. An Employee Value Proposition has been developed using this feedback that defines and highlights the unique and exciting culture and environment working at Texas Capital.
The Firm continued to have quarterly fireside chats with the CEO for senior leaders. This enables the CEO to speak directly with senior leaders, post-earnings, and discuss items that are top of mind, ensuring alignment on priorities and upcoming milestones/events. This forum also gave the team a chance to ask questions, engaging leaders in a meaningful and impactful way. Every employee is encouraged to have a development plan that is discussed with their manager throughout the year. This process, along with success profiles, provides employees the tools and feedback needed to advance their career.
Retaining Our Talent. The Firm’s talent planning process facilitates a discussion with senior leaders about talent. This year, there was increased focus on individual development plans to foster clarity for professional success and leadership growth.
The Firm’s performance management process includes setting goals, mid-year conversations and year-end performance evaluation – all of which are documented in the human capital management system. These targeted conversations allow managers to coach performance, guide career development, and manage performance.

Community Impact
Texas Capital has always been committed to helping build and transform the communities it serves by making strategic financial investments in the community and promoting a strong corporate culture of volunteerism. The Firm’s Community Impact Program exists to help reduce barriers that stand in the way of the historically underserved becoming healthy, resilient and prosperous.
The Community Impact Program accomplishes this in three ways: through lending in quality affordable housing and other services and educational facilities; through investing in various funds that infuse capital into growing small businesses; and through service in giving of employee time, talent and resources to help support nonprofit organizations serving the needs of individuals and families in these communities.

Community Impact Lending. Texas Capital Community Development Corporation (TCCDC), a wholly-owned subsidiary of the Company, makes loans and investments to help revitalize and stabilize low- and moderate-income (LMI) communities within our Texas markets. This impact lending creates a ripple effect in communities where there is a historic lack of investment and resources.
In 2025, the Firm financed $359 million in community development lending. These loans helped create 622 multi-family affordable housing units, 313 single-family affordable housing units, 35 permanent jobs, 19 new school buildings, and one new medical facility.
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Governance
Impact Lending Highlights:
▪In 2025, the Bank financed a 90-acre, master-planned community in a low-income area in Dallas, Texas. This project will bring much needed low-income housing with 240 multi-family units, 162 single family homes and 150 town homes. The project will also bring jobs to the area with its 50K sf grocery store and 82K sf of retail shops.
▪In 2025, the Bank submitted 8 Affordable Housing Program (AHP) applications to the Federal Home Loan Bank and, through a very competitive process, 4 applications were awarded totaling $7.0 million in AHP funding. These awarded projects will support the construction of 342 units of affordable and permanent supportive housing across Austin, Houston, and San Antonio, Texas expanding access to stable, long‑term housing for individuals and families in need. The Firm also participated in the Partnership Grant Program, which provided an additional $50,000 to two organizations supporting small businesses, and the Housing Assistance for Veterans program, which provided needed home modifications for a disabled veteran.
▪The Firm’s Government, Nonprofit and Institutions (GNI) team specializes in loan products and services to organizations serving the needs of under-resourced communities and provides impactful financing for expansion of charter schools, nonprofit services and municipalities. The GNI team financed the expansion of a premier and rapidly growing charter school network that serves 20,000 students in the Houston, Texas metropolitan area with 92% being disadvantaged which will include five elementary and one secondary school build outs plus three school rebuilds.
Community Impact Investing. TCCDC also makes strategic investments in lending consortia funds that provide equity and subordinated debt to small and growing businesses. These investment funds include Small Business Investment Corporations (SBICs), Community Development Financial Institutions (CDFIs) and real estate funds that invest in preserving affordable multi-family housing. The Bank is also a leader in strategic partnerships with and investments in nonprofit entities that infuse capital into small-to-midsize businesses. In 2025, TCCDC invested $36.5 million in various funds that provided much needed capital to these constituents.
Impact Investing Highlights:
▪Invested $3 million in a Real Estate fund that is focused on affordable and workforce housing solutions across Texas and the Southeast.
▪Invested $5 million in an SBIC to provide senior secured debt, mezzanine debt and equity investments targeting small business franchises with multi-unit business models and creating new jobs in LMI communities.
Community Impact Services. In 2025, the Firm invested more than $3.0 million in philanthropic gifts through Texas Capital Foundation grants and corporate giving to over 140 organizations throughout the Firm’s Texas communities.
In addition to philanthropic giving, the Firm’s employees regularly volunteer their time, talent and resources to serve nonprofits and other organizations that help uplift people in need. In 2025, employees provided over 7,500 volunteer hours through nonprofit board service, repairing homes for elderly residents, restocking food pantries, building playgrounds, teaching kids how to code and teaching financial well-being courses.
Philanthropic & Service Highlights:
▪Texas Capital Foundation awarded Folds of Honor, a $100,000 Star Award grant to advance the foundation’s mission of providing educational scholarships to the spouses and children of America’s fallen or disabled military members and first responders.
▪Texas Capital Foundation also awarded a grant to the Center for Applied Science & Technology (CAST) Network to support its innovative Drone Program. Aligned with CAST’s mission to reinvent schooling and expand opportunities that prepare students for both college and career, the program cultivates creative thinking, problem‑solving and technical fluency through hands‑on experience with advanced drone technology. Participating students earn both recreational and commercial drone licenses and gain real‑world skills.
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Governance
Supporting Others Through Philanthropy and Service Highlights. The Firm has an abiding commitment to supporting organizations that help under-served businesses with the technical assistance they need to grow their businesses. In 2025, the Firm funded several such programs across our Texas markets.
▪The Firm was a presenting sponsor and panelist at a summit that focused on providing information on access to capital and banking relationships.
▪The Firm is a leading strategic partner of the Business Beyond the Battlefield Summit, a program geared toward equipping veteran entrepreneurs and small business with the financial and technical tools they need to scale their businesses. The Firm served as a session moderator and provided small business product information to participants.
▪The Firm partnered with a Texas affordable housing organization to provide financial literacy education and along with six months of financial coaching to vulnerable members of the Austin and Central Texas community.
▪Texas Capital also hosted its third annual Nonprofit Forum across all its markets, bringing together local organizations for a day of learning, collaboration and thought leadership, and designed to address the most pressing challenges facing nonprofits. Texas Capital aims to equip nonprofits with the tools they need to better serve their communities.
Political Activities
Corporate responsibility includes participation from time to time in the political and public policy process, specifically in areas that impact the banking industry, as well as clients, stockholders, employees and communities. It is important that the Firm engage with legislators and policymakers, where appropriate, and support initiatives to advocate constructively for the long-term interests of the Company’s business and key constituents. The Company participates in the political process through contributions from its political action committee (PAC). The PAC annually solicits contributions from eligible employees and makes bipartisan contributions in compliance with local, state, and federal election laws. All political contributions are approved by a separate PAC Board comprised of senior executives and employees of the Firm. The Company does not use corporate funds to make direct political contributions to candidates for public office or groups organized to influence political campaigns under Section 527 of the Internal Revenue Code. The Firm is a member of several financial services-related trade associations across Texas and the United States that help further the interests of the Firm’s business and key constituents through effective grassroots advocacy on behalf of the industry. The Governance Committee recognizes the importance of appropriate governance and risk management of the Company’s corporate political activities, and reviews activities for alignment with the Company’s business, strategy, and corporate values, as well as compliance with applicable laws and regulations.
Governance
Corporate Governance
The Company believes strong governance is essential and constructive at all levels, from the Board to executive management and throughout the Firm. For more information about the Firm’s governance practices, see “Board and Corporate Governance: Strong Governance Practices” and “Compensation Best Practices and Policies”. During 2025, directors and management met with stockholders to discuss governance matters and related matters and issues, and to better understand how these fit into their investment analysis and decision making. See “Governance Highlights — Stockholder Engagement and Outreach” above.
Information Security
The Firm continued strategic investments in cybersecurity infrastructure throughout 2025, advancing its Security Operations and its identify and access management capabilities. The Board’s Technology Committee enhanced oversight of cybersecurity risk and significant information technology investments, ensuring alignment with regulatory expectations. The Firm engaged external firms to assess the maturity of the information security program and conduct AI defense assessments, strengthening defenses against emerging threats while protecting employees, clients, and third-party partners.
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Governance
In 2025, the Firm significantly enhanced its ability to address the rapidly evolving landscape of cyber threats — an industry-wide risk that continues to grow in complexity. To strengthen its defenses, the Firm maintained investment in innovative training programs for its cyber defenders, deployed a next-generation security automation platform, and rigorously tested its incident response plan through multiple tabletop exercises, ensuring readiness for a wide range of cyber threats. To further safeguard customer and Bank data, the Firm implemented a comprehensive AI governance program and established a dedicated working group. These strategic initiatives enabled the Firm to better protect client assets, defend the Firm against sophisticated cyber threats, and foster greater trust and peace of mind among its employees and clients. The Firm’s commitment to continuous improvement in cybersecurity operations remains central to its mission of safeguarding all stakeholders.
The Firm prioritized the protection of employees and clients by expanding its Cyber Education and Awareness program. This included more robust phishing simulations, engaging educational videos, comprehensive cybersecurity and insider risk training, and presentations from the Federal Bureau of Investigations. These initiatives underscore the Firm’s strong partnerships with law enforcement and the Firm’s commitment to educating clients and customers in every market about emerging cyber threats and the proactive measures the Firm takes to defend against them.
Code of Conduct and Ethics
The Company’s Code of Conduct and Ethics is updated yearly, and all directors, officers, and employees are required to adhere to the principles of honesty and transparency set forth in the Code of Conduct and Ethics and Company policies.
The above summary reflects selected highlights of Texas Capital’s various corporate responsibility efforts and is not an exhaustive list.
TCBI 2026|Notice of Annual Meeting and Proxy Statement 42

Director Compensation
Director Compensation
Director Compensation Process
The Company’s director compensation program is intended to enhance its ability to attract, retain and motivate non-employee directors of exceptional ability and to promote the common interest of directors and stockholders in enhancing the value of common stock. The Board reviews director compensation every two years based on recommendations by the Compensation Committee (in consultation with the Governance Committee). The Compensation Committee has the authority to engage a consulting firm to evaluate director compensation and, since 2018, has engaged Pearl Meyer to assist in setting director compensation. The Compensation Committee reviews director compensation taking into account multiple factors, including pay practices at publicly traded companies, continued expansion of director, committee chair and Board lead director responsibilities, and the growing time commitment. The Committees and the Board base their determinations on director compensation on recommendations from Pearl Meyer and on market practices and reviewing trends at other S&P 500 companies and compensation peer companies (outlined below). The Compensation Committee continues to look at the structure of Board compensation to more align with industry and peer groups. Based on recommendations from the independent compensation consultant, the Board approved a new director compensation package effective April 15, 2025.
2025 Director Compensation
The following are the annual retainers and fees paid to the directors for service on the Board and committees during 2025:

	Cash Retainer - Annual Rate
Position	Old	New
Board Members - Annual Board Retainer	$70,000	$90,000
Lead Independent Director / Non-Executive Chairman of the Board	$90,000	$100,000
Audit Committee Chair	$30,000	$30,000
Risk Committee Chair	$30,000	$30,000
Compensation and Human Capital Committee Chair	$25,000	$25,000
Governance and Nominating Committee Chair	$25,000	$25,000
Technology Committee Chair	$25,000	$25,000
Committee Member	$10,000	$10,000
Director Equity Retainer
$110,000 issued in the form of restricted stock units (previously $80,000)
Under the Company’s 2022 Long-Term Incentive Plan, approved by stockholders in 2022, with respect to any one calendar year, the aggregate compensation that may be granted to any individual non-employee director, including all meeting fees, cash retainers and retainers granted in the form of equity awards, shall not exceed $500,000; provided, however, that the Board may, in its sole discretion, make exceptions to such limit in extraordinary circumstances if it determines in its sole discretion that such exception is advisable.

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Director Compensation
2025 Director Compensation Table*
The following table contains information pertaining to the compensation of the Company’s Board for fiscal year 2025. Amounts below also include fees paid for service on subsidiary board committees.

Name**	Fees Earned or Paid in Cash (A)	Stock Awards (B)(C)	Total
Paola M. Arbour	$126,250	$110,036	$236,286
Jonathan E. Baliff	100,000	110,036	210,036
Ranjana B. Clark	55,000	110,036	165,036
David S. Huntley	130,000	110,036	240,036
Charles S. Hyle	120,000	110,036	230,036
Thomas E. Long	130,000	110,036	240,036
Mark W. Midkiff	117,500	110,036	227,536
Elysia Holt Ragusa	130,000	110,036	240,036
Steven P. Rosenberg	125,000	110,036	235,036
Robert W. Stallings	185,000	110,036	295,036
Dale W. Tremblay	105,000	110,036	215,036
Laura L. Whitley	110,000	110,036	220,036
* Columns for which no amounts are reported have been deleted.
** Mr. Holmes is also a director of the Company and Chairman of the Board but he receives no separate compensation for his service as a director or Chairman. His compensation is included in the “2025 Summary Compensation Table” below.
(A)Amounts represent annual retainer fees and fees for service as lead independent director, chair of a committee or a committee member.
(B)Amounts represent the aggregate grant date fair value of time-based RSUs, determined in accordance with Accounting Standard Codification (ASC) Topic 718. On April 22, 2025, the then currently serving directors received 1,670 RSUs, with a grant date fair value of $65.89 per share, which will vest in full on April 22, 2026. Mr. Hyle elected to defer vesting of 100% of his award of such units until his date of separation from the Board.
(C)As of December 31, 2025, each of the current directors (other than Mr. Holmes) held 1,670 unvested RSUs.
Director Stock Ownership Guidelines
The Board established stock ownership guidelines for directors to further align their interests with the long-term interests of stockholders. Directors are expected to beneficially own shares of common stock having a value of at least five times the cash portion of the annual retainer paid to independent directors. The types of securities that count toward the required ownership guideline include (i) shares of common stock owned outright, whether individually or through beneficial ownership in a trust or entity, and (ii) vested or unvested time-based RSUs. Directors may not dispose of any such shares unless they own, and will continue to own, common stock with a value at or above that level. As of the computation date, December 31, 2025, all of the then current independent directors had attained the minimum stock ownership levels based on holdings, except for Mr. Midkiff, who joined the Board in 2024, and Ms. Clark, who joined the Board in 2025, who were both on track to achieve the goal.
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Stock Ownership Information
STOCK OWNERSHIP INFORMATION
Principal Stockholders and Beneficial Owners
The following table sets forth information as of the record date for the Annual Meeting, February 20, 2026 (except to the extent indicated otherwise in the footnotes below), concerning the beneficial ownership of the Company’s common stock by each person the Company knows to beneficially own more than 5% of the issued and outstanding shares of common stock.

Persons Known to Company Who Own More Than 5% of Outstanding Shares of Company Common Stock	Number of Shares of Common Stock Beneficially Owned		Percent of Shares of Common Stock Outstanding*
BlackRock, Inc. and certain affiliates	5,998,709	(A)	13.6%
The Vanguard Group and certain affiliates	4,888,236	(B)	11.1%
T. Rowe Price Investment Management, Inc.	3,277,403	(C)	7.4%
Dimensional Fund Advisors LP and certain affiliates	3,265,086	(D)	7.4%
State Street Corporation and certain affiliates	2,844,869	(E)	6.4%
*    Percentage is calculated on the basis of 44,213,159 shares, the total number of shares of common stock outstanding on February 20, 2026.
(A)    Based on the most recently available Schedule 13G/A filed with the SEC on January 23, 2024 by BlackRock, Inc. (“BlackRock”). According to its Schedule 13G/A, BlackRock reported sole voting power with respect to 5,888,415 shares and sole dispositive power with respect to 5,998,709 shares. Various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the shares the Company’s common stock reported. No one person's interest in the shares of common stock reported is more than five percent of the total outstanding common stock, as of the date the Schedule 13G/A was filed. The Schedule 13G/A contained information as of December 31, 2023 and may not reflect current holdings of the Company’s common stock. The address for BlackRock is 50 Hudson Yards, New York, NY 10001.
(B)    Based on the most recently available Schedule 13G/A filed with the SEC on February 13, 2024 by The Vanguard Group (“Vanguard”). According to its Schedule 13G/A, Vanguard reported shared voting power with respect to 32,094 shares, sole dispositive power with respect to 4,805,652 shares and shared dispositive power with respect to 82,584 shares. According to the Schedule 13G/A filed by Vanguard, one or more other persons were known to have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the shares of the Company’s common stock reported. No one other person's interest in the common stock reported was more than five percent of the total outstanding common stock, as of the date the Schedule 13G/A was filed. The Schedule 13G/A contained information as of December 29, 2023 and may not reflect current holdings of the Company’s common stock. The address for Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.
(C)    Based on the most recently available Schedule 13G/A filed with the SEC on November 14, 2024 by T. Rowe Price Investment Management, Inc. (“T. Rowe”). According to its Schedule 13G/A, T. Rowe reported sole voting power with respect to 3,264,688 shares, and sole dispositive power with respect to 3,277,403 shares. The Schedule 13G/A contained information as of September 30, 2024 and may not reflect current holdings of the Company’s common stock. The address for T. Rowe is 101 E. Pratt St., Baltimore, MD 21201.
(D)    Based on the most recently available Schedule 13G/A filed with the SEC on February 9, 2024 by Dimensional Fund Advisors LP (“Dimensional”). According to its Schedule 13G/A, Dimensional reported sole voting power with respect to 3,216,928 shares and sole dispositive power with respect to 3,265,086 shares. Dimensional provides investment advice to four registered investment companies and acts as investment manager or sub-advisor to certain other commingled funds, group trusts and separate accounts (collectively, the “Funds”). In certain cases, subsidiaries of Dimensional may act as an advisor or sub-adviser to certain Funds. In its role as investment adviser, sub-adviser and/or manager, Dimensional or its subsidiaries may possess voting and/or investment power over the securities of the issuer that are owned by the Funds, and may be deemed to be the beneficial owner of the shares. However, all shares are owned by the Funds, and Dimensional disclaims beneficial ownership of such shares. The Schedule 13G/A contained information as of December 29, 2023 and may not reflect current holdings of the Company’s common stock. The address for Dimensional is 6300 Bee Cave Road, Building One, Austin, TX 78746.
(E)    Based on the most recently available Schedule 13G/A filed with the SEC on January 25, 2024 by State Street Corporation (“State Street”). According to its Schedule 13G/A, State Street reported shared voting power with respect to 330,982 shares and shared dispositive power with respect to 2,844,869 shares. The Schedule 13G/A contained information as of December 31, 2023 and may not reflect current holdings of the Company’s common stock. State Street’s address is State Street Financial Center, 1 Congress St., Suite 1, Boston, MA 02114.

TCBI 2026|Notice of Annual Meeting and Proxy Statement 45

Stock Ownership Information
Ownership of Management
The following table sets forth information as of the record date for the Annual Meeting, February 20, 2026, concerning the beneficial ownership of the Company’s common stock and the Company’s depositary shares representing a 1/40th interest in one share of the Company’s 5.75% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series B, par value $0.01 per share, by: (a) each director, director nominee, and named executive officer (“NEO”); and (b) all of the Company’s executive officers and directors as a group. The persons named in the table have sole voting and investment power with respect to all shares they owned, unless otherwise noted. In computing the number of shares beneficially owned by a person and the percentage of ownership held by that person, shares of common stock subject to options, restricted stock units (“RSUs”) or stock appreciation rights (“SARs”) held by that person that are currently exercisable or will become exercisable or vest within 60 days of February 20, 2026 are deemed exercised and outstanding.

Name of Director, Director Nominee, and NEO (1)	Number of Shares of Common Stock Beneficially Owned		Percent of Shares of Common Stock Outstanding*	Number of Depositary Shares for Preferred Stock Beneficially Owned		Percent of Depositary Shares for Preferred Stock Outstanding*
Anna M. Alvarado-Pearce	27,310		**	–		**
Paola M. Arbour	5,671	(2)	**	–		**
Jonathan E. Baliff	9,595		**	–		**
Ranjana B. Clark	–		–	–		–
John W. Cummings	13,130		**	–		**
Rob C. Holmes	266,235		**	–		**
David S. Huntley	10,798		**	–		**
Charles S. Hyle	14,350	(3)	**	–		**
Thomas E. Long	10,503		**	–		**
Mark W. Midkiff	1,134
David W. Oman	2,388		**	–		**
Elysia Holt Ragusa	17,125		**	–		**
Steven P. Rosenberg	40,710	(4)	**	–		**
J. Matthew Scurlock	22,235		**	–		**
Robert W. Stallings	380,000	(5)	**	460,500	(6)	3.84%
Dale W. Tremblay	16,325	(7)	**	–		**
Laura L. Whitley	7,961		**	–		**
All current executive officers and directors as a group	845,470		1.91%	460,500		3.84%
*    Percentage is calculated on the basis of 44,213,159 shares of common stock, and 12,000,000 depositary shares representing a 1/40th interest in one share of the Company’s 5.75% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series B, par value $0.01 per share, each outstanding on the record date, February 20, 2026.
**    Less than 1% of the issued and outstanding shares of the class.
(1)    Unless otherwise stated, the address for each person in this table is 2000 McKinney Avenue, 7th Floor, Dallas, Texas 75201.
(2)    Includes 4,040 shares held by Ms. Arbour, as well as 1,631 deferred shares.
(3)    Includes 10,012 shares held by Mr. Hyle, as well as 4,338 deferred shares.
(4)    Includes 2,707 deferred shares held by Mr. Rosenberg, 2,646 shares held by the Rosenberg Family Trust, and 35,357 shares held by EAD Investments, Ltd. Mr. Rosenberg and his spouse are the beneficiaries of the two trusts that have equal ownership of EAD Investments, Ltd.
(5)    Includes 289,961 shares held by Mr. Stallings and 90,039 shares held by SCG Ventures LP. Mr. Stallings and his spouse are the owners of Stallings Management LLC that is a general partner of SCG Ventures LP.
(6)    Includes 84,587 depositary shares held by Mr. Stallings, 315,913 depositary shares held by SCG Ventures LP and 60,000 depositary shares held by the Stallings Foundation.
(7)    Includes 14,995 shares held by Mr. Tremblay, as well as 1,330 deferred shares.
TCBI 2026|Notice of Annual Meeting and Proxy Statement 46

Audit Matters
AUDIT MATTERS
Audit Committee Report
The purpose of the Audit Committee is to oversee the Company’s processes related to financial and regulatory reporting, internal controls, and regulatory and legal compliance. This includes the internal controls over financial and regulatory reporting of the Company, the audits and financial statements of the Company and the performance, independence and qualifications of the independent auditor and internal auditors of the Company. The Audit Committee serves as the primary communication link among the Board, the independent public accounting firm, and the Company’s internal auditors. As noted above, the Audit Committee operates pursuant to a written charter adopted by the Board, and each member has been determined by the Board to be independent under applicable legal requirements.
Company management is responsible for the financial statements and the reporting process, including the system of disclosure controls and procedures and the internal controls over financial reporting. The independent registered public accounting firm, Ernst & Young LLP, is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles in the United States and on the effectiveness of the Company’s internal controls over financial reporting.
In the performance of its oversight function, the Audit Committee reviewed and discussed with the Company’s management and the Company’s independent registered public accounting firm the audited financial statements of the Company for the year ended December 31, 2025.
The Audit Committee discussed with the Company’s independent registered public accounting firm the matters required to be discussed pursuant to the Public Company Accounting Oversight Board Auditing Standard, Communications with Audit Committees, and as required by the SEC. The Audit Committee received and reviewed the written disclosures and the letter from the Company’s independent registered public accounting firm under applicable requirements of the Public Company Accounting Oversight Board regarding communication with audit committees concerning independence, and discussed with the independent registered public accounting firm the firm’s independence. The Audit Committee also considered whether the provision of non-audit services to the Company by Ernst & Young LLP is compatible with maintaining their independence, and has determined that such independence has been maintained.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 10, 2026.
The Audit Committee evaluates the performance of the independent registered public accounting firm each year and determines whether to re-engage the current firm or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the registered public accounting firm, along with their capabilities, technical expertise, and knowledge of the Company’s operations and industry. Based on these evaluations, the Audit Committee decided to engage Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2026.
This report is submitted on behalf of the Audit Committee of the Board of Texas Capital Bancshares, Inc.

Dated: February 10, 2026	Thomas E. Long, Chair
Jonathan E. Baliff
Ranjana B. Clark
Charles S. Hyle
Dale W. Tremblay
TCBI 2026|Notice of Annual Meeting and Proxy Statement 47

Audit Matters
Auditor Fees and Services
The Audit Committee has appointed Ernst & Young LLP to continue as the Company’s independent registered public accounting firm for the 2026 fiscal year. Fees for professional services provided by the Company’s independent registered public accounting firm in each of the last two fiscal years, in each of the following categories, were:

(in thousands)	2025	2024
Audit fees	$2,590	$2,620
Audit-related fees	354	400
Tax fees	543	633
Total	$3,487	$3,653
Fees for audit services include fees associated with the audit of the Company’s annual consolidated financial statements and internal controls over financial reporting, the review of periodic reports and other documents filed with the SEC, including the consolidated financial statements included in the Company’s Form 10-Qs, comfort letters, accounting consultations billed as audit services and services that are normally provided in connection with statutory or regulatory filings or engagements. Tax fees included various federal, state and local tax compliance services, as well as tax consultations.
Pre-approval Policies and Procedures
The Audit Committee adopted a policy that requires advance approval of all audit, audit-related and tax services performed by the independent registered public accounting firm. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The Audit Committee delegated to the chairman of the Audit Committee authority to approve permitted services provided that the chairman reports any decisions to the Audit Committee at its next scheduled meeting.
PROPOSAL TWO – Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm
The Audit Committee appointed Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2026. The Company is seeking stockholder ratification of the appointment of Ernst & Young LLP for fiscal year 2026. Stockholder ratification of the appointment of the Company’s independent registered public accounting firm is not required by the Company’s bylaws, state law or otherwise. However, the Board is submitting the appointment of Ernst & Young LLP to the Company’s stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the appointment of Ernst & Young LLP, the Audit Committee will consider this information when determining whether to retain Ernst & Young LLP for future services. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from the Company’s stockholders. See the discussion at “Auditor Fees and Services” above for information regarding the services provided to the Company by Ernst & Young LLP.
Proposal Two requires the affirmative vote of the holders of a majority of the outstanding shares of common stock present, in person or represented by proxy, and entitled to vote on the proposal at the Annual Meeting.
The Board unanimously recommends that stockholders vote “FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2026.
TCBI 2026|Notice of Annual Meeting and Proxy Statement 48

Executive Officers
INFORMATION ABOUT THE EXECUTIVE OFFICERS
Biographical information, as of the date of this Proxy Statement, for the executive officers of the Company is set forth below:
Rob C. Holmes, Chairman of the Board, CEO and President of the Company and Texas Capital Bank. Mr. Holmes, age 61, has served as CEO and President of the Company and Texas Capital Bank and as a member of the Board since January 2021 (Chairman since 2025). He worked for JPMorgan Chase & Co. and its predecessor firms from 1989 until 2020, where he served as Global Head of Corporate Client Banking and Specialized Industries from 2011 until 2020. During that time, he had end-to-end responsibility for the business, providing global treasury management services, credit, and investment banking solutions to clients in North America, as well as select countries in Europe and Asia. He also shared oversight of the Commercial Banking Credit Markets business, which provided Asset Based Lending and other credit solutions, and of Business Transformation efforts for large, multinational corporations. Mr. Holmes was a member of JPMorgan’s Commercial Banking Operating Committee and served on the Board of Managers of J.P. Morgan Securities LLC. Prior to serving as head of JPMorgan’s Corporate Client Banking and Specialized Industries, he was the co-head of JPMorgan’s North American Retail Industries Investment Banking practice and the head of Investment Banking for the southern region of the U.S. Mr. Holmes serves on the Board of Directors for Dillard’s, Inc. and is also a Strategic Advisor and Member of Listing Standards Board of TXSE, the Texas Stock Exchange. He is also a member of the advisory board of The University of Texas at Austin McCombs School of Business, and a member of the Development Board for the University and an inaugural member of the executive committee. In addition, he is active on the board of the Baylor Health Care System Foundation.
Anna M. Alvarado-Pearce, Managing Director, CLO and Corporate Secretary of the Company and Texas Capital Bank. Ms. Alvarado-Pearce, age 47, has served as Executive Vice President, Chief Legal Officer (“CLO”) and Corporate Secretary of the Company and Texas Capital Bank since October 2021, and Managing Director since March 1, 2023. She served as global General Counsel at FirstCash, Inc., a Fort Worth-based consumer financial services and retail company and the leading international operator of pawn stores from January 2015 through October 2021. While there, Ms. Alvarado-Pearce oversaw an international team of more than 50 and led important initiatives including the company’s Latin American expansion and several domestic and international acquisitions. Prior to joining FirstCash, Ms. Alvarado-Pearce served as an attorney at Texas-based law firms Tanner & Associates PC and Hill Gilstrap PC.
John W. Cummings, Managing Director and CAO of the Company and Texas Capital Bank. Mr. Cummings, age 65, has served as the Company’s Chief Administrative Officer (“CAO”) since October 2022, Texas Capital Bank’s CAO since January 2022, and Managing Director since March 1, 2023. Prior to joining the Company, he spent nine years at Citigroup Inc., serving most recently as head of its Wealth Advisory business. He previously served as Chief Operating Officer and Head of U.S. Investment Products for Citigroup Personal Wealth Management. Before Citigroup, Inc., Mr. Cummings was with Merrill Lynch & Co. for 27 years, where he began his career and advanced through assignments within Finance, Corporate Services, Sales and Head of Global Technology & Operations before serving as Chief Operating Officer of the Global Private Client business and Head of the Retirement, Trust Company, Clearing and Digital Investments businesses. Mr. Cummings has served on the Board of Directors of the Depository Trust Company, Level 8 and on the Advisory Board for Columbia University Master of Science in Technology Management program.
J. Matthew Scurlock, Managing Director and CFO of the Company and Texas Capital Bank. Mr. Scurlock, age 44, has served as the Company’s Chief Financial Officer (“CFO”) since January 2022 and Managing Director since March 1, 2023, and served as Executive Vice President, Corporate Treasurer from May 2019 through December 2021, where he was responsible for managing the Corporate Finance, Investor Relations, Corporate Treasury, and Corporate Strategy initiatives. He was Director of Finance from July 2017 through April 2019, and Capital Analytics & Stress Testing Manager from August 2013 to June 2017. Prior to joining the Company, Mr. Scurlock worked for Deloitte & Touche LLP, where he provided strategic consulting to financial services clients. He previously served as a Vice President in the Corporate Finance group for Zions Bancorporation, leading financial modeling and balance sheet management efforts.
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Executive Officers
David W. Oman, Managing Director and CRO of the Company and Texas Capital Bank. Mr. Oman, age 58, assumed the role of Managing Director and Chief Risk Officer (“CRO”) of the Company and Texas Capital Bank on June 10, 2024. He brings to his role more than 30 years of experience specializing in financial and non-financial risk management. Most recently, Mr. Oman served as a Managing Director in the Financial Risk Practice at PricewaterhouseCoopers (“PwC”) beginning in May 2023, where he provided financial and non-financial risk management solutions for clients that included fintech companies, regional banks, international banks and GSIBs. Prior to PwC, Mr. Oman worked at various global banks as a risk management practitioner in both wholesale and retail banking, most recently at BNY Mellon (from June 2018 to October 2022). Mr. Oman started his banking career at one of the predecessor J.P. Morgan banks and has covered credit, market and operational risks during his career.
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Executive Compensation
EXECUTIVE COMPENSATION
See Annex A to this Proxy Statement for information about the use of certain non-U.S. GAAP financial measures in the Executive Compensation section of this Proxy Statement.
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Executive Compensation
PROPOSAL THREE – Advisory Approval of the Company’s Executive Compensation
In accordance with the requirements of Rule 14a-21(a) under the Securities Exchange Act of 1934 (the “Exchange Act”), the Company is providing stockholders with an advisory vote to approve executive compensation on an annual basis, commonly referred to as a “Say on Pay” vote. The Company has held a say on pay vote annually since the Company’s 2011 annual meeting of stockholders.
The Company believes that its executive compensation programs effectively align the interests of its named executive officers, or NEOs, with those of its stockholders by creating a combination of incentive compensation arrangements, in both cash and equity-based programs, which are directly tied to performance and creation of stockholder value, coupled with a competitive level of base compensation. The Company’s objective is that the NEOs should have a substantial portion of total compensation derived from performance-based incentives.
At the Company’s 2025 Annual Meeting of Stockholders, the Company received the affirmative support of 47% of votes cast in favor of its 2024 executive compensation. In response to the stockholder vote, and after engaging with stockholders and stockholder advisory firms during the Company’s Fall 2025 engagement, the Compensation and Human Capital Committee (the “Compensation Committee”) made changes to the disclosure of the Company’s executive compensation programs. See “2025 Say on Pay and Stockholder Outreach” below.
The Board values stockholders’ opinions, and, as in prior years, the Board intends to evaluate the results of the 2026 vote when making future decisions regarding compensation of the NEOs. The Company encourages stockholders to carefully review the “Executive Compensation” section of this Proxy Statement and particularly the “Compensation Discussion and Analysis” for a detailed discussion of the Company’s executive compensation programs.
This annual advisory vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s NEOs and the policies and practices with respect to their compensation described in this Proxy Statement. Your vote on Proposal Three is advisory and, therefore, not binding on the Company, the Board or the Compensation Committee. This advisory vote may not be construed as overruling a decision by the Board, nor create or imply any additional fiduciary duty of the Board.
The Company is asking stockholders to indicate their approval, on an advisory basis, for the 2025 compensation paid to the Company’s NEOs by voting FOR the following resolution:
RESOLVED, that the stockholders approve, on an advisory basis, the 2025 compensation of the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to SEC Regulation S-K, Item 402, including the Compensation Discussion and Analysis, the compensation tables and the narrative executive compensation disclosures to the compensation tables included in this Proxy Statement.
Proposal Three requires the affirmative vote of the holders of a majority of the outstanding shares of common stock present, in person or represented by proxy, and entitled to vote on the proposal at the Annual Meeting.
The Board unanimously recommends that stockholders vote “FOR” approval of this resolution.
Compensation Discussion and Analysis
This Compensation Discussion and Analysis (CD&A) describes the objectives and elements of the Company’s executive compensation program, its alignment with performance decisions regarding the named executive officers and actions of the Compensation and Human Capital Committee (Compensation Committee). In view of the Company’s competitive performance, transformation and historical earnings levels and earnings growth, the Compensation Committee believes that the Company’s executive compensation philosophy and practices have been successful in attracting and retaining talented, dedicated executive officers and providing them with competitive compensation levels that are properly aligned with stockholder interests.
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Executive Compensation
Letter from the Compensation Committee
Dear Fellow Stockholders,
On behalf of the Compensation Committee, thank you for your engagement and support throughout Texas Capital’s transformation into the premier full-service financial services firm headquartered in Texas. The Compensation Committee is pleased to report on Texas Capital’s exceptional execution of its strategic transformation and the alignment of executive compensation with stockholder value creation over the past four years. With support at 47%, the Compensation Committee recognizes that last year’s say-on-pay outcome did not meet expectations, and we take that result and your feedback seriously. Please also consider Insights from the Compensation Committee Chair beginning on page 56.
After the vote, the Compensation Committee Chair and Board members reached out to investors representing 71% of our outstanding shares. In those conversations, stockholders expressed strong support for Texas Capital’s transformation and long-term vision and encouraged the Company to continue enhancing transparency around executive pay, governance and maintaining clear alignment between the design of the Company’s compensation program and the Company’s strategy.
Building on this feedback, the Compensation Committee believes it is important to reiterate the vision that guides both the Company’s strategy and its approach to compensation. Anchoring the discussion of pay into the long-term goals of the Company, the Compensation Committee hopes to provide stockholders with greater clarity on how leadership decisions, performance, and incentives are aligned with long-term value creation, including the progress achieved to date and the opportunities ahead.
Strategic Plan. In 2021, Texas Capital hired Rob Holmes, a seasoned banker, as CEO. His first tasks were to develop a strategic plan for Texas Capital and to build out the executive team. Mr. Holmes delivered a comprehensive strategic plan in September of 2021 that would transform Texas Capital into a full-service financial services firm. Key hires made by Mr. Holmes began in 2021 and continued through 2024 and included the entire Operating Council at the firm. Since 2021, Mr. Holmes has focused the executive team’s efforts on achieving the strategic plan, while keeping management and employees motivated.
Strategic Performance and Stockholder Value Creation. Since beginning the Company’s strategic plan in 2021, Texas Capital broadened its capabilities beyond lending, built out treasury solutions, investment banking and wealth management, deepened client specialization, and invested in a scalable, technology-enabled operating model. These steps reshaped Texas Capital into the premier full-service financial services firm headquartered in Texas, positioned to deliver through all market cycles. Throughout this transformation, Texas Capital structurally elevated its earnings power while maintaining exceptionally strong capital and liquidity ratios. Our executives’ compensation was directly tied to the achievement of key performance metrics that drove this value creation. Notably, the Firm’s improvement of return on average assets to 1.30% in the third quarter of 2025 represents the largest organic increase in ROAA among U.S. commercial banks with more than $20 billion in assets since Q3 2021.
Over the past four years, the Company took meaningful actions and made significant investments to advance this vision. Texas Capital completed necessary actions throughout the last four years without compromising its capital strength, while driving an improved return profile. The results are tangible, with stronger returns on assets and equity, improved efficiency, and record fee income, all supported by one of the strongest capital bases in the Company’s peer group.
Contract Extension. As previously disclosed, the Board unanimously voted to extend Rob Holmes’ employment agreement in July 2024. Mr. Holmes did not ask for the amendment, but the Board wanted to be sure that he was committed to Texas Capital at least through 2028. Following the bank failures in 2023, there was great uncertainty in the banking market, many called it a “regional banking crisis,” as banks nationwide struggled to retain necessary liquidity and stronger banks recruiting talent from all available sources. Further, the Board extended the agreement as a vote of confidence in his ability to lead Texas Capital, its management team, and employees into the next phase of the strategic plan. The Compensation Committee believes that stockholders who understood Texas Capital and shared the vision laid out in the strategic plan supported the contract extension.
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Executive Compensation
One-Time Equity Awards. In July 2024, in connection with the contract extension, the Compensation Committee approved a one‑time equity award for Mr. Holmes, the other named executive officers, and other leaders 1-2 levels down and deeper in the Firm, both to address acute retention and leadership-continuity risks in a highly disrupted regional banking environment. This award was in recognition of their critical role in maintaining strong performance, funding stability and capital strength through an unusually challenging period for regional banks while continuing to execute on the strategic plan. The Compensation Committee, on its own volition and as a preemptive measure, believed these equity awards and the amendments to Mr. Holmes’ employment agreement were necessary and warranted. The Compensation Committee wanted leadership and management to know their commitment to Texas Capital’s goals were being recognized and to help ensure their staying power with the Firm amidst the increased competition for talent at the same time other large financial institutions were increasing their presence in the Dallas market. As described more fully below, in 2024 Texas Capital delivered continued progress on its multi‑year transformation, including strong full‑year results, continued growth in fee‑based areas of focus and improved efficiency, while successfully executing a series of strategic actions in Q3 2024 to enhance the Company’s forward earnings profile.
Against this backdrop, the Compensation Committee determined that Texas Capital’s successful navigation of industry stress, the continued execution of its multi‑year transformation strategy and balance sheet repositioning, and the progress on building a differentiated, tech‑enabled Texas franchise warranted targeted retention incentives to ensure that the leadership team that had led this progress remained in place to deliver the next phase of value creation for stockholders. The Compensation Committee believed that a one‑time, time‑vested equity award, sized below typical market change‑in‑control payouts and subject to the Company’s robust stock ownership, holding and recoupment policies, was an appropriate and cost‑effective tool to mitigate real near‑term flight risk while maintaining strong alignment with long‑term stockholder interests. The Compensation Committee does not view such awards as part of the ongoing program. If extraordinary circumstances were ever to warrant special awards again, the Compensation Committee’s present intention is that a portion of any such awards would be expressly conditioned on the achievement of forward‑looking performance goals, rather than solely on continued service, consistent with the Company’s overarching pay‑for‑performance philosophy and the feedback received from stockholders after the 2025 say‑on‑pay vote.
Performance Highlights and Strategy — One-Time Award. Texas Capital’s liquidity story in 2024‑2025 is one of deliberately building and maintaining a very strong funding and liquid‑asset position while executing balance sheet repositioning and transformation actions. The timeline below highlights “through‑cycle” 2024 liquidity and deposit resilience demonstrated and accomplished by management further supporting our decision in granting the one-time awards and the amendment to Mr. Holmes’ agreement:
▪Early / mid‑2024 – Steady core funding and planning for repositioning. By mid‑2024, management was emphasizing static to modestly growing total deposits, conservative use of wholesale borrowings and active interest‑rate and liquidity risk management in earnings presentations. Internal planning for a securities portfolio repositioning including reinvestments to improve forward net interest income was evaluated, with a stated objective of keeping capital and liquidity strong.
▪August 2024 – Balance sheet repositioning. In August 2024, Texas Capital executed a major repositioning, selling roughly $1 billion of lower‑yielding securities and reinvesting proceeds into higher‑yielding securities, producing a near‑term loss but with an expected uplift to annual net interest income. The Company underscored that it would continue to maintain a sizable liquid‑asset buffer (over 20% of average assets) and strong capital ratios despite the repositioning, reinforcing that liquidity was not being sacrificed for earnings.
▪Q4 2024 – Year‑end liquidity. In the 2024 year-end earnings release, Texas Capital reported:
▪A stable, relationship-driven deposit base of approximately $25 billion, a 13% increase year‑over‑year.
▪Strong growth in non‑brokered interest‑bearing deposits (up 22% year‑over‑year) and non‑interest‑bearing deposits, excluding mortgage finance (up 4% year-over-year), while brokered deposits remained at a roughly 10‑year low (around 2% percent of total deposits).
▪Liquid assets of 25% of total assets and a tangible common equity to tangible assets ratio of 9.98%, both at or above top‑tier regional‑bank levels, with the Firm’s capital and liquidity positions being “financially resilient.”
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Executive Compensation
▪Robust regulatory capital ratios, including a CET1 ratio above 11% for all of 2024 and a total capital ratio of 15.4% at year‑end, in the top quartile of the peer group.
Taken together, these peer leading metrics reflected disciplined risk and balance sheet management by the leadership team. Again, in light of the CEO’s and leadership’s commitment to reinforcing strong capital ratios, liquidity and long-term stability at the expense of short-term earnings, coupled with navigating an extraordinary banking environment following the 2023 regional bank crisis, the Compensation Committee believed the one-time awards were warranted. The Compensation Committee was pleased that none of the leadership team that they were hoping to retain left the Firm during that critical time.
The tangible results of 2025 directly informed our executive compensation decisions. The Compensation Committee ensures the Firm’s performance-based compensation programs properly incentivize management to pursue long-term stockholder value creation while maintaining the highest standards of governance and risk management. Our stockholders benefited from this alignment, with the Firm outperforming the KBW Regional Banking Index by 29.9% over the transformation period.
2025 Engagement. The Compensation Committee is grateful for the perspectives stockholders shared with us following the 2025 Annual Meeting. Stockholder input directly informed the enhancements made to this year’s CD&A, which the Compensation Committee has sought to make clearer and more transparent. The Company’s executive compensation program is designed to reflect stockholder expectations, to be aligned with the Company’s strategic priorities, and to ensure the Company has the leadership in place to drive the next chapter of Texas Capital. In the following pages, the Company provides an overview of the Compensation Committee’s 2025 pay decisions for our named executive officers (NEOs) and the rationale behind them.
Looking Forward Commitment. The Company moved from a period of repositioning to one of sustained momentum and scalability, and the Company’s executive compensation program is appropriately aligned with this multi-year journey. As we continue to execute on our strategic priorities, the Compensation Committee remains committed to maintaining strong pay-for-performance alignment, sound governance practices, and compensation structures that attract and retain the executive talent necessary to deliver sustainable stockholder value.
Sincerely,
The Compensation Committee
David S. Huntley, Chair
Jonathan E. Baliff
Elysia Holt Ragusa
Laura L. Whitley

David S. Huntley	Jonathan E. Baliff	Elysia Holt Ragusa	Laura L. Whitley
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Executive Compensation
Insights from the Compensation Committee Chair

At Texas Capital, stockholder input is an essential part of shaping the executive compensation philosophy. The Company’s investors have asked the Compensation Committee to demonstrate more clearly how pay decisions are tailored to the Company’s unique strategy — transforming from a traditional regional bank into a diversified, Texas-based financial services firm with investment banking, trading, and advisory capabilities. The Company’s model requires leadership that can navigate volatile capital markets, execute a complex transformation, and deliver sustained value creation across cycles. This means the Compensation Committee’s compensation approach must also look different: designed not only to retain and motivate proven investment banking talent, but also to directly link rewards to the progress of the multi-year strategy.

David S. Huntley Committee Chair

Below are insights from David S. Huntley, the Chair of the Compensation Committee, addressing representative questions raised during the 2025 stockholder engagement conversations. The enhanced disclosures in this Proxy Statement regarding executive compensation, including the 2024 one-time equity awards, were made in direct response to stockholder feedback in those engagement conversations.

1. What makes Texas Capital different?
Texas Capital is in class of its own. One would be hard pressed to find, in the history of banking, a transformation of a financial institution of the depth and magnitude that Texas Capital has completed since 2020. This transformation was made possible because of the leadership and human capital at Texas Capital, particularly Rob Holmes as CEO.
■Strategic transformation:
■Repositioned balance sheet and reduced dependency on indexed deposits
■Increased focus on non-interest revenue streams
■Expanded products and services:
■Launched full-service investment bank
■Enhanced wealth management services
■Texas Capital Direct Lending and Public Finance capabilities
■Enhanced payment capabilities
■Broader business banking services, including SBA lending
■Updated infrastructure and systems
■Performance outcomes:
■48% increase in full year diluted earnings per share from 2021 to 2025
■34% increase in book value from September 30, 2021 to December 31, 2025
■75bps increase in return on average assets from September 30, 2021 to December 31, 2025
■Market indicator: >50% stock appreciation / total stockholder return over the transformation period
■Leadership impact:
■Improved quality and experience of personnel at all levels
■Focused efforts at transformative initiatives
■CEO supervised development of the 2021 strategic plan and implementation
2. What progress has the Company made since 2020, and how is that reflected in pay outcomes?
In 2020, Texas Capital was a strong Texas-focused commercial bank with a solid client franchise. At the same time, the Company had an opportunity to expand its capabilities, diversify earnings, and strengthen resilience to perform through all market cycles. Under Mr. Holmes’ leadership, the Company built on those strengths and executed a bold transformation, repositioning Texas Capital as a more diversified financial services company with durable long-term growth potential.
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Executive Compensation
The table below illustrates how the Company has advanced:

Texas Capital in 2020		Texas Capital Today (2025)
Well-regarded Texas-based commercial lender	〉	Rebuilt foundation with stronger capital, enhanced risk discipline, and superior client selection
Primary earnings driver: commercial lending		Expanded businesses: Treasury Solutions, Private Banking, Texas Capital Securities (investment banking, trading, equity research, public finance)
No diversified fee streams		Premier treasury platform and payments leader with sustained treasury fee growth; premier payments bank positioning
Balance sheet susceptible to rate and market cycles		Repositioned balance sheet: fortified GAAP and regulatory capital ratios, sold disconnected premium finance business (2022), repositioned legacy low-yield securities portfolio (2024)
Outdated platforms and client interfaces		Modernized platform: digital onboarding, enterprise CRM, headquarters updated with the addition of Texas’ only trading floor, deep talent pipeline
Revenue weighted toward spread income		Diversified revenue base: fee income growth, with fee income from areas of focus up +8% Y/Y and +305% since FY 2020
The Compensation Committee has been intentional in designing compensation to both support and reflect the Company’s transformation. The Compensation Committee recognizes that repositioning Texas Capital from a regional lender into a diversified financial services company is an ambitious undertaking that requires exceptional leadership. For that reason, annual incentives are structured to reward not just financial performance, but also measurable progress against the strategic milestones of transformation. Long-term equity awards are tied to multi-year metrics, ensuring that realized pay rises only when sustainable stockholder value is created. Although outcomes for more recent award cycles remain in progress, the Compensation Committee’s philosophy remains consistent: the Committee expects realized compensation to tell the story of the Company’s journey — aligned with stockholder outcomes, responsive to performance, and reflective of the enduring value that this transformation is designed to deliver.
3. Why does Texas Capital’s compensation program look different from other regional banks?
The Company’s strategy is not to remain a traditional regional bank but to become Texas’ flagship financial services company — combining commercial banking with capital markets, trading, investment banking, wealth management and treasury services capabilities. This transformation requires executive talent with investment banking and other specialty experience and a compensation structure that competes in that marketplace. Standard regional bank pay models do not fully align with the complexity of the Company’s platform. The compensation program is intentionally designed to attract, retain, and motivate the caliber of leadership necessary to execute the Company’s multi-year transformation while keeping strong alignment with stockholders.
4. How does the Compensation Committee connect executive pay with the Company’s long-term strategy?
The Compensation Committee deliberately weights a substantial portion of total compensation in long-term equity tied to both financial outcomes and relative stockholder return. For example, performance-based equity awards vest over three years based on return on tangible common equity (ROTCE) and relative Total Stockholder Return (TSR) versus the KBW Regional Banking Index. These measures directly align with the Company’s goal of delivering durable, risk-adjusted returns through cycles. Additionally, annual incentives incorporate management strategic objectives that track transformation milestones, such as scaling fee-based revenues, enhancing balance sheet resilience, and expanding investment banking capabilities.
5. Why is CEO pay above traditional regional bank medians, and how should stockholders evaluate it?
The Compensation Committee sets CEO compensation with the explicit goal of ensuring competitiveness for the leadership talent required to execute the Company’s transformation. In determining the appropriate peer group for 2025, the Compensation Committee considered not only size, geography, and business model, but also the scope of services and strategic direction of potential comparators. As a result, the 2025 compensation peer group includes a mix of regional- and super-regional banks as well as investment banking and capital markets firms such as Evercore, Lazard, Piper Sandler, and Stifel. As noted below, the CEO’s
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Executive Compensation
2025 target compensation approximated the 50th percentile of the peer group; the other NEOs were closer to the 25th percentile.
This approach reflects three criteria the Compensation Committee views as essential in establishing a relevant comparator set:

Criterion	What We Looked For	Why It Matters
Business Model Diversification	Companies with both balance sheet lending and capital markets/advisory businesses	Aligns with our strategy: commercial banking & payments + investment banking and trading
Scale & Complexity	Comparable operating complexity of services and risk oversight	Ensures CEO pay is benchmarked against leaders with similar responsibilities
Competition for Talent	Companies against which we compete directly for investment banking and capital markets leadership	Reinforces the need to offer competitive pay to attract and retain top executive talent
Mr. Holmes’ target compensation is deliberately set to reflect the scale and complexity of leading a Company that is both a full-service commercial bank and a growing investment banking and trading platform. The Compensation Committee believes this positioning is appropriate relative to the 2025 peer group and necessary to retain leadership talent capable of driving the next phase of the Company’s transformation. At the same time, accountability is built in as the vast majority of compensation is long-term and performance-based, with outcomes tied directly to rigorous financial and strategic goals, including multi-year measures such as TSR and ROTCE.
The following “CEO Pay at a Glance” section highlights how target pay is structured, how it compares to peers, and how realizable outcomes are aligned with performance and stockholder value creation.
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Executive Compensation
Executive Summary
2025 Named Executive Officers

Rob Holmes Chairman, Chief Executive Officer, President and Director[1]	Matt Scurlock Managing Director and CFO[1]	John Cummings Managing Director and CAO[1]	David Oman Managing Director and CRO[1]	Anna Alvarado-Pearce Managing Director and CLO & Corporate Secretary[1]
[1] Also serves in the same capacity for Texas Capital Bank.
2025 Say on Pay and Stockholder Outreach
The Compensation Committee placed outreach at the center of this year’s decision-making process. The Company met with, or offered to meet with, stockholders representing 71% of our shares, including sessions where the Board’s Lead Independent Director and Compensation Committee Chair participated directly. Stockholders emphasized the importance of pay-for-performance alignment, greater weight on long-term equity, and more transparency around how incentive goals are set, assessed and disclosed. This feedback is reflected in the enhanced disclosure in this CD&A, including a closer look at Chief Executive Officer (CEO) pay and performance to demonstrate the alignment between leadership decisions, firm results, and long-term stockholder value creation.

2025 Stockholder Outreach Efforts
The Company reached out directly to stockholders representing:	The Company engaged directly with stockholders representing:	The Lead Independent Director and the Compensation Committee Chair participated in:

of outstanding shares	of outstanding shares	of the engagement meetings
The holders of an additional 14% of outstanding shares indicated that they had no significant concerns and did not request a meeting

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Executive Compensation
The following table summarizes the principal themes heard from stockholders and the specific actions the Compensation Committee took in response.

What We Heard	Our Perspective and Response
▪Stockholders valued the emphasis on performance-based pay and the progress of the Company’s transformation under the 2021 strategic plan, but wanted clearer visibility into CEO pay outcomes.
▪Introduced a new “CEO Pay at a Glance” summary showing total pay, mix, and outcomes (see page 61).
▪Enhanced disclosure connecting pay to performance and clarified that the one-time 2024 retention award was exceptional and not part of the ongoing program (see page 54).

▪Stockholders believe that one-time (non-sign-on) awards should be infrequent and, when used, have a clear and transparent rationale for the grant.
▪The Compensation Committee is committed to using one-time (non-sign-on) awards infrequently to achieve business objectives beyond what could reasonably be expected to be achieved through annual performance year compensation opportunities.
▪Additionally, the Compensation Committee is committed to including a performance component as part of any such future awards and disclosing transparent rationales for any such awards. See “Letter from the Compensation Committee” at page 53 above.
▪Note: The Compensation Committee did not grant any one-time awards to the NEOs in 2025.

▪Stockholders appreciated the increased use of quantitative financial metrics and details around the annual incentive plan but asked for a more straightforward and transparent explanation of how the plan works and how outcomes are determined.

▪Streamlined the annual incentive plan disclosure to:
▪enhance readability (see page 69),
▪provide transparency into the plan structure and weightings (see pages 66 and 69),
▪summarize goals and results more clearly (see page 69), and
▪explain how the Compensation Committee assesses both Company performance and individual management strategic objectives (see page 71).

▪Stockholders supported aligning pay with the Company’s differentiated strategy, but wanted reassurance that peers used for benchmarking reflect both commercial and investment banking complexity.
▪Explained the rationale for including select investment banks alongside regional peers to better reflect Texas Capital’s evolving business model and service offerings.
▪To provide additional context, this year’s CD&A also introduces a Q&A with the Compensation Committee Chair addressing peer group selection and how the Compensation Committee evaluates benchmarking data in setting pay.

▪Stockholders expressed concern that the performance hurdles for ROAA and efficiency — the two financial performance measures under the 2024 annual incentive plan — were lower than the prior year.
▪The 2024 annual incentive plan financial targets were set in the midst of the banking crisis and were thus responsive to perceived market performance dynamics.
▪The 2025 annual incentive plan financial targets set by the Compensation Committee in early 2025 were more difficult to attain than both the 2024 target hurdles and the 2024 actual performance.
▪The performance targets for the 2026 annual incentive plan financial performance measures will be more difficult than the 2025 targets.

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What We Heard	Our Perspective and Response
▪Stockholders expressed concern that the CEO’s target pay and bonus opportunity are high relative to regional banking peers.
▪The compensation package for the CEO under his 2024 amended employment agreement (base, target bonus and long-term incentive) was benchmarked against the new peer group, which is a different group than the group considered by proxy advisory firms.
▪Excluding the one-time 2024 equity grants, the 2024 target pay, and actual amounts paid, for the CEO and the other NEOs aligned with market peers.
▪For 2025, the CEO’s base salary was held flat and the annual incentive pay opportunity was reduced from 200% to 180% times base salary.

▪Preference for enhanced disclosure of the short- and long-term incentive compensation plan metrics / hurdles.
▪It is Company policy to disclose the target and actual performance levels for the short- and long-term incentive compensation plan performance measures after the performance period has concluded.
▪This Proxy Statement includes the detailed plan hurdles and actual performance for the 2025 annual incentive plan and the 2023 long-term incentive plan performance-based equity awards.
▪It has been the Committee’s long-standing practice to set performance targets at the start of each performance period, with goals designed to be appropriately challenging. However, publicly disclosing proprietary performance targets in advance is not in our stockholders’ best interest, as it could compromise the Company’s competitive position in the market.

CEO Pay at a Glance
Mr. Holmes has served as CEO since January 2021, guiding the Company through a historical and multi-year transformation under a detailed September 2021 strategic plan that he and the management team developed. Under his leadership, Texas Capital rebuilt its foundation of strong capital and risk discipline, launched Texas Capital Securities to expand into investment banking and trading, expanded other key service offerings, including enhanced cash and treasury services and wealth management, repositioned the balance sheet to improve returns, and delivered consistent growth in fee-based revenues. These achievements have strengthened the Company’s resilience, diversified its earnings, and positioned it for sustainable long-term value creation. It is against this backdrop of progress, and the continuing ambition of the Company’s strategy, that the Compensation Committee evaluates CEO compensation.
The following chart shows the CEO’s 2025 target compensation, by component and pay mix, against the 50th percentile CEO total direct compensation of the new peer group. Based on data provided by the Compensation Committee’s independent compensation consultant, the CEO’s 2025 target total direct compensation of $7,554,000 is approximately equal to the peer group CEO 50th percentile of $7,700,000. As indicated, Mr. Holmes’ base pay and target short-term incentive compensation opportunity were below the peers, and his target long-term incentive compensation was slightly higher than the peers, consistent with the Compensation Committee’s focus on long-term incentive compensation. Under the amended employment agreement, beginning in 2025, the CEO’s target short-term incentive compensation was reduced from 200% to 180% of base salary.
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Mr. Holmes’ base salary for 2025 was $1,100,000. The Compensation Committee awarded the CEO an annual incentive award (cash bonus) of $2,079,000 for fiscal 2025, representing an aggregate of 105.0% of target. This was based on the Company’s achievement of 138.5% of target on the Company’s annual incentive plan financial metrics and the Compensation Committee’s determination of full achievement on the CEO’s strategic goals, but, as described above, reduced to an aggregate payout of 105.0%. The Compensation Committee had previously awarded the CEO $4,400,000 of long-term incentives in February 2025, in the form of three-year performance based RSUs (50%) and three year (ratable vesting) time-based RSUs (50%). Each of these components was part of the Compensation Committee’s compensation plan design. The one-time 2024 retention award was not part of the ongoing program.
For 2025, the CEO’s total compensation (as calculated under SEC rules for the Summary Compensation Table) was $7,918,150, down 32% from 2024. Additional detail concerning the CEO’s base pay, annual- and long-term incentive opportunity and payout is included under “2025 Executive Compensation Decisions in Detail” and the “2025 Compensation Tables” below.
The following chart shows the cumulative total stockholder return for the Company’s common stock versus the KBW Regional Banking Index, and changes in the Company’s book value, over the transformation period.
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2025 Company Performance

2025 Financial Performance[1]

$313.0 Million Net Income to Common $313.8 Million Net Income to Common (Adj.)[2] up 50.6%[3]	$6.79 Diluted EPS $6.80 Diluted EPS (Adj.)[2] up 53.5%[3]	1.04% ROAA 1.04% ROAA (Adj.)[2] up 30bps[3]	61.2% Efficiency Ratio 61.1% Efficiency Ratio (Adj.)[2] down 564bps[3]

$3.63 Billion Stockholders’ Equity up 7.8%[3]	9.6% ROTCE[2] 9.6% ROTCE (Adj.)[2] up 256bps[3]	12.1% CET1 Ratio	15.8% 1-Year TSR 50.1% 3-Year TSR

2025 Company Achievements[1]

▪Record 2025 financial performance on an adjusted basis: total revenue, EPS, book value, PPNR; ratio of common equity to total assets
▪Substantial and transformative investments over the past four years have delivered higher quality operating model – core components of long-term value creation now in place
▪ Completed strategic and financials goals associated with transformation into Texas’ flagship financial services firm
▪ Created a Texas-headquartered platform providing clients with the widest possible range of differentiated products and services, on parity with the largest money center banks. In 2025, Texas Capital expanded products and capabilities to include:
▪ Municipal securities underwriting
▪ Full-service equities platform with equities sales, trading, equity research, capital markets and corporate access
▪ Real-time payments for both send and receive allowing clients greater payment flexibility
▪Implemented enhanced credit structures for mortgage warehouse credit resulting in improved collateral access and returns

Highlights include:
▪Strong fee income from areas of focus of $191.9 million, related to Investment Banking & Advisory Fees, Trading Income, Treasury Product Fees[4] and Wealth Management & Trust Fee Income, which experienced 8% growth year over year
▪Diluted earnings per share increased 430% year over year; increased 53% on an adjusted basis[2]
▪Return on average assets increased 79 bps year over year to 1.04%; increased 30 bps on an adjusted basis[2]
▪Pre-Provision Net Revenue increased 180% year over year; increased 32% on an adjusted basis[2] achieving operating leverage in the third quarter

▪Peer-leading balance sheet strength – Growth in book value per share and tangible book value per share (each up 13% in 2025) to record levels for the firm of $75.28 and $75.25, respectively
▪Strong capital position (CET1 ratio of 12.1%) provides solid and financially resilient foundation, demonstrating prudent deployment of capital into best-in-class clients
▪The highest tangible common equity to tangible assets amongst all U.S. banks with assets over $200 billion, inclusive of the mark-to-market impact of the Firm’s bond portfolio
▪Maintain higher levels of cash, as a percentage of total asset base, than the average bank to serve clients
▪Further improved deposit base by shifting away from a reliance on higher-cost, index deposit sources
▪Prioritized financial stability over potential growth and earnings during the past four years to ensure Texas Capital is prepared to deal with, and to help clients navigate, uncertain financial times, as witnessed in March 2023 with bank failures

Accomplishments:
▪Best Regional Bank 2025 (Bankrate); America’s Best Regional Banks and Credit Unions 2025 (Newsweek)
▪Best Banks 2025 & Best Money Market Accounts 2025 (GOBankingRates)
▪2025 Texas Bankers Association Cornerstone Award and LiFE Award
▪2025 American Red Cross Ready 365 Silver Partner

[1] See Annex A for definitions of terms used. [2] Non-GAAP financial measure. See Annex A for information concerning these measures, including a description of how these measures are calculated and a reconciliation to the most comparable GAAP financial measure. [3] Percentage change over the prior fiscal year. [4] Includes service charges on deposit accounts, as well as fees related to commercial card program, merchant transactions and FX transactions.

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2025 Compensation Highlights
The Company’s compensation program has three primary elements: base salary, annual incentives, and long-term incentives. Each of these compensation elements serves a specific purpose in our compensation strategy. Base salary is an essential component to any market-competitive compensation program. Annual incentives reward the achievement of short-term goals, while long-term incentives drive our NEOs to focus on long-term sustainable stockholder value creation. Below are key highlights of the executive compensation decisions the Compensation Committee made for fiscal year 2025 related to the NEOs:

Elements	Key 2025 Compensation Decisions
Base Salary	No changes were made to the base salaries of the NEOs from end of year 2024 to 2025, except that the CFO’s base salary was increased effective March 2025 by 3% (from $615,000 to $635,000).
Annual Incentives
No changes were made to the annual incentive (cash bonus) target percent levels for the NEOs for 2025, except that (1) the CEO’s incentive potential was reduced from 200% to 180% (per his 2024 employment agreement) , and (2) the CFO’s incentive potential was increased from 85% to 95%, in order to position him closer to proxy peers and approximately at the market median while balancing a mix of fixed and short / long-term variable compensation.
After reviewing the Company’s 2025 financial performance and the NEO’s individual 2025 performance on the MSOs, the Compensation Committee determined that the financial performance measures had been earned at an aggregate of 138.5% of target, and the individual MSO strategic goals had been substantially attained.
However, in order to align the actual annual incentive plan payout with the long-term interests of stockholders, the Compensation Committee, with the approval of the Board, reduced the payout on the 2025 annual incentive plan for all of the NEOs down to an aggregate of 105% of target and, instead, supplemented the dollar value of the long-term incentive awards, both time- and performance-based, to be awarded to the NEOs in February 2026. See pages 69 - 72 for more information.

Long-Term Equity Incentives
The target amount of long-term incentive compensation for the NEOs was adjusted after a review of the NEO’s level of responsibility, an assessment of individual performance made by the Compensation Committee, and peer and competitive market data provided by the compensation consultant, with the CEO (also as part of his employment agreement), CFO, CAO and CLO each receiving increases over the prior year.
The Compensation Committee awarded long-term incentive compensation in the form of performance-based RSUs (50%) and time-based RSUs (50%) to each of the NEOs.
After reviewing the Company’s financial and relative stock performance over the 2023-2025 fiscal years, the Compensation Committee set the payout of the 2023 PRSUs at 80% of target.

One-Time Equity Awards	None

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Executive Compensation
Compensation Best Practices and Policies
The Compensation Committee and management periodically review the compensation and benefit programs for the NEOs and other employees to ensure alignment with Company’s and the Compensation Committee’s philosophy and objectives. Accordingly, the Compensation Committee and the Company adopted a number of practices over the last several years that are responsive to stockholder feedback and align with market-recognized best practices:

	What We Do		What We Don’t Do
✓	Place a significant emphasis on performance-based, at-risk, short-term and long-term compensation	X	Stock option repricing, reloads or exchange without stockholder approval
✓	Cap our annual incentive payout at 150% of target	X	Provide excessive perquisites
✓	Cap our PRSU payout at 200% of target, but if TSR is negative, payout capped at 100% for that portion	X	Provide guaranteed bonuses or uncapped incentives
✓	Double trigger change in control provisions	X	Pay tax “gross-ups” for perquisites
✓	Maintain robust clawback, insider trading and equity grant policies, and rigorous stock ownership requirements for directors and officers	X	Pay tax “gross-ups” for change in control excise taxes
✓	Use an independent, external compensation consultant, and all members of the Compensation Committee are independent	X	Allow pledging or hedging of Company securities by directors or executive officers
What Guides the Company’s Program
Compensation Philosophy and Objectives
The Company provides a compensation package for the NEOs that is primarily driven by the overall economic performance of the Company and progress on the Company’s transformational strategic plan, together with a focus on the performance of each executive, which the Company believes impacts its overall long-term profitability. The objectives of the Company’s executive compensation programs are:
▪to attract and retain highly qualified executive officers by providing total compensation opportunities that are competitive with those provided in the industry and commensurate with the Company’s business strategy and performance objectives;
▪to provide incentive and motivation for the executive officers to enhance stockholder value by linking their compensation to the value of common stock;
▪to provide an appropriate mix of fixed and variable pay components in order to establish a “pay-for-performance” oriented compensation program and require a significant amount of the executive’s compensation to be variable (See “Target Pay Mix” below); and
▪to provide competitive compensation opportunities and financial incentives without imposing excessive risk to the Company, and to ensure that appropriate standards related to asset quality, capital management and expense management are maintained.
Compensation opportunity is based on a rigorous assessment of a combination of Company and individual performance. Accordingly, the compensation paid to the NEOs has fluctuated from year to year. The Compensation Committee targets total compensation paid to the Company’s NEOs to be aligned with the 50th percentile of the Company’s peer group and market data. Some executive officers may be below the 50th percentile, while some may be above, depending on the facts and circumstances of each executive, including experience, time in position and performance.
The Compensation Committee believes that direct ownership of substantial amounts of common stock together with stock-settled incentive awards with multi-year service vesting and performance conditions (for PRSUs), and a hold requirement under the stock ownership guideline, combine to strongly align the interests of the Company’s NEOs with the interests of stockholders. The Company’s NEO compensation arrangements place a large amount of each individual’s future compensation “at risk” relative to the performance of the Company’s common stock. The NEOs’ significant investments in common stock, as required by the Company’s executive stock ownership guidelines, also make executives sensitive to declines in stock price.
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Executive Compensation
Elements of Compensation
The following table sets forth a summary of NEO direct pay elements and key design features for 2025 compensation. The Company’s variable compensation program is comprised of an annual cash incentive bonus and long-term equity, both of which are directly tied to Company and individual performance.

2025	Compensation Element	Description	Rationale
Short- Term	Base Salary	▪Fixed component of pay targeted at the median of the market	▪Provides fixed compensation for executive to perform job functions
Annual Cash Incentive
▪Tied to achievement of pre-established financial goals (70%) and management strategic objectives (30%)
▪Financial metrics: Return on Average Assets (“ROAA”) (35%) and Efficiency Ratio (35%)
▪Payouts capped at 150% of target
▪Payouts subject to recoupment and/or forfeiture under the Company’s recoupment policy[1]

▪Rewards key drivers of annual operating and strategic plans
▪Management Strategic Objectives (MSOs) customized for each NEO provide tangible, achievable goals and reinforces key priorities of the organization

Long- Term[2]	Performance-Based Restricted Stock Units (50%)
▪Vests at the end of a three-year performance period, if earned
▪Payout capped at 200% of target award based on achievement of pre-established targets:
▪Average Three-Year ROTCE (60%)
▪Relative TSR to KBW Regional Banking Index achieved vs. target rank (40%)

▪Focuses on achievement of a return goal, which is strongly tied to stockholder value creation
▪Provides tangible, achievable goal as senior leaders have the greatest ability to drive ROTCE
▪Assures performance is aligned with stockholders and peers

Time-Based Restricted Stock Units (50%)
▪Ratable annual vesting over a three-year period, subject to continued employment
▪All performance- and time-based awards received, and all shares issued upon vesting are subject to recoupment and/or forfeiture under the Company’s recoupment policy[1] [2]
▪Vesting period is consistent with market practice and assists with retention
[1] See “Recoupment of Incentive Compensation” below.
[2] Long-term equity awards are also subject to the Company’s stock ownership guidelines and equity hold policy. See “Executive Stock Ownership Guidelines” below. No dividend equivalents are paid or accrued on unvested RSU awards.

Target Pay Mix
The charts below show the target annual total direct compensation mix of the CEO and the average of the other NEOs for fiscal year 2025. These charts illustrate that a majority of executive compensation is at risk, with 85% for the CEO and an average of 69% for the other NEOs at risk.
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Executive Compensation
The Decision-Making Process
The Role of the Compensation Committee
The Compensation Committee works closely with executive management and the independent compensation consultant to monitor the effectiveness of the Company’s executive compensation program throughout the year. The Compensation Committee is responsible for reviewing and approving executive compensation, including evaluating performance against corporate financial and strategic goals, advising on incentive plans, and administrating equity-based compensation plans.
The Compensation Committee works with executive management, primarily the CEO, to assess the compensation approach and compensation levels for the executive officers and key employees other than the CEO. The Compensation Committee makes recommendations to the Board with respect to the overall executive compensation programs, philosophy and objectives of the Company. The Compensation Committee establishes objectives for the Company’s CEO and makes a recommendation to the full Board regarding the CEO’s compensation based, in part, on the evaluation of peer and market data provided by the independent compensation consultant in addition to Board-approved financial plans for the Company.
The Compensation Committee also discusses human capital matters such as succession planning and management development.
The Role of the Board
The independent members of the Board review, modify as needed, and approve the Compensation Committee’s recommendations for the CEO’s total compensation. The Compensation Committee advises the Board of the Compensation Committee’s compensation decisions for the other NEOs.
The Role of Management
The CEO reviews his recommendations pertaining to the compensation of the other NEOs with the Compensation Committee providing management input, transparency, and oversight. Determinations of NEO compensation, other than CEO compensation, are made by the Compensation Committee. The CEO does not participate in the deliberations of the Compensation Committee regarding his own compensation.
The Role of the Compensation Consultant
The Compensation Committee engaged Pearl Meyer as its independent compensation consultant for 2025. Pearl Meyer advised the Compensation Committee on compensation strategy and program design, peer group review and market practices, executive compensation plans and alignment with stockholder interests. All services were provided under the direction of the Compensation Committee, and Pearl Meyer performed no additional work for the Company (other than a review of director pay for the Board as described above). Although management provides input to the consultant, it does not direct or oversee Pearl Meyer’s activities with respect to executive compensation. In accordance with its policy prohibiting its consultant from providing other services to the Company, and after evaluating the factors specified in The NASDAQ Stock Market Listing Standards, the Compensation Committee determined that Pearl Meyer is independent.
The Role of the Compensation Peer Group
In mid-2024, the Compensation Committee, with the assistance of its independent compensation consultant, Pearl Meyer, conducted a comprehensive review of the Company’s compensation peer group. This review reflected the Company’s ongoing transformation into a full-service financial services platform, combining the strength of a leading Texas bank with the broad capabilities of an investment bank. The Compensation Committee determined that continuing to benchmark solely against traditional regional banks no longer reflected the complexity of Texas Capital’s platform or the range of products and services delivered to clients. As a result, the Compensation Committee approved a revised peer group for 2025 that includes both select regional banks and investment banking and financial services firms with comparable models and service offerings. These companies, like Texas Capital, deliver a mix of commercial banking, capital markets, advisory, and wealth solutions, and represent the market in which the Company competes for clients.
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These firms also compete with the Company for the kinds of executive talent that the Company wants to attract and retain. For the purpose of setting target compensation levels for 2025, the Compensation Committee approved the removal of seven regional banks (who were viewed as no longer relevant) and the addition of six investment banking and diversified financial services firms, ensuring the 2025 peer group, listed below, reflects the scope, complexity and sophistication of Texas Capital’s platform and service offerings.

Bank OZK	Lazard, Inc.
Comerica Incorporated	Pinnacle Financial Partners, Inc.
Cullen/Frost Bankers, Inc.	Piper Sandler Companies
Evercore Inc.	Stifel Financial Corp.
Hilltop Holdings Inc.	Synovus Financial Corp.
KeyCorp	Western Alliance Bancorporation
2025 Executive Compensation Decisions In Detail
Base Salary
Base salaries are designed to provide competitive levels of fixed compensation that reflect the NEOs’ experience, duties and scope of responsibilities. The Company pays competitive base salaries to recruit and retain executives of the quality necessary to ensure its success. Base salaries for the NEOs are subject to annual review, but are not always adjusted on an annual basis. The Compensation Committee determines the appropriate level and timing of changes in base compensation for all of the NEOs (other than the CEO), based on the recommendation of the CEO. The Compensation Committee makes a recommendation to the full Board regarding the appropriate level and timing of changes in base compensation for the CEO, which is subject to approval of the Board. In making determinations of salary levels for the NEOs, the Compensation Committee considers the entire compensation package for each NEO, including annual incentive compensation and equity-based compensation provided under the Company’s long-term incentive compensation plan.
The Compensation Committee determines the level of periodic salary increases after reviewing:
▪the qualifications, experience, time in role and performance of each NEO;
▪the compensation paid to persons having similar duties and responsibilities in the Company’s peer group companies; and
▪the nature of the Company’s business, the complexity of its activities and the importance of the executive’s experience to the success of the business.
After considering these factors and discussing proposed salaries for the other NEOs with the CEO, the Compensation Committee determined to hold base salaries flat in 2025, with the exception of Mr. Scurlock, who received an increase in base pay as a result of additional time in role and demonstrated capabilities.

Named Executive Officer	Base Salary on January 1, 2025	Base Salary on December 31, 2025	Adjustment During 2025
Rob C. Holmes	$1,100,000	$1,100,000	No Change
J. Matthew Scurlock	615,000	635,000	3.25%
John W. Cummings	500,000	500,000	No Change
David W. Oman	550,000	550,000	No Change
Anna M. Alvarado-Pearce	570,000	570,000	No Change

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Executive Compensation
Annual Incentive Compensation
The Company’s annual incentive compensation plan is designed to motivate and reward the Company’s NEOs to create long-term value by achieving key short-term business objectives aligned with the Company’s 2021 strategic plan. Actual incentive awards depend on the achievement of corporate financial and individual strategic objectives.
Target Opportunity
The Company provides annual cash incentive opportunities to motivate and reward the NEOs for achievement of financial results as well as strategic and business objectives. A target award opportunity is set for each NEO as a percentage of base salary, with the percentage varying depending on their position and other factors. The minimum incentive compensation payout is zero and the maximum is capped at 150% of the target amount. Payouts can be reduced if outcomes are inconsistent with the Board’s risk appetite. The incentive compensation is subject to clawback under the terms of the Company’s recoupment of executive compensation policy (detailed on page 73). The CEO’s target incentive opportunity was reduced from 200% to 180% beginning in 2025 pursuant to his employment agreement. The CFO’s target incentive opportunity was increased from 85% to 95% beginning in 2025.
The 2025 annual incentive target amounts for the NEOs were as follows:

Named Executive Officer	2025 Base Salary	Target Incentive (as % of Base Salary)	Target Incentive Opportunity
Rob C. Holmes	$1,100,000	180%	$1,980,000
J. Matthew Scurlock	635,000	95%	603,250
John W. Cummings	500,000	95%	475,000
David W. Oman	550,000	80%	440,000
Anna M. Alvarado-Pearce	570,000	80%	456,000
Performance Framework
Actual incentive amounts that could be earned by the NEOs for 2025 were based on the level of achievement of performance goals relating to the following key metrics: financial metrics (70% weighting) and Management Strategic Objectives (MSOs) for each NEO (30% weighting).
The financial metrics were Return on Average Assets (35% weighting) and Efficiency Ratio (35% weighting). Return on Average Assets is used as a financial performance measure because it reflects profitability of the business, the disciplined use of assets, and progress toward sustainable returns. Efficiency Ratio is used as a financial performance measure because it reflects expense discipline, operating leverage, and scalability. The Compensation Committee also considers the Company’s adjusted earnings per share when determining the final annual incentive plan payout.
The MSOs are tied to the Company’s four enterprise goals — Employer of Choice, Earn the Right, Financial Resilience, and First Call — tailored to each individual NEO. MSO measures can include, but are not limited to, other management goals including completion of specific business objectives, major initiatives, other financial objectives, risk objectives, talent attraction, development and retention, as well as succession planning, etc.
Results
The Compensation Committee met in January 2026 to consider the Company’s performance against annual incentive plan goals for 2025 and to determine the annual incentive bonuses to be paid to the NEOs. For 2025, the following results were achieved and considered in determining NEO incentive compensation:
■2025 Incentive Targets Set at Higher Performance Levels: The 2025 annual incentive plan financial performance measure target hurdles set by the Compensation Committee in early 2025 were more difficult to attain than the 2024 target hurdles and actual performance. The 2025 ROAA target represented an increase of about 23% compared to the previous year’s target and an increase of about
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Executive Compensation
5% compared to the previous year's actual results. The 2025 performance required a more demanding efficiency ratio.
■Payout Focused on Key Financial Indicators: For the financial performance goals, an aggregate achievement determined at 138.5% of target, which produced a calculated payout for that portion of the incentive plan of 97% of target, as described further below.
■Disciplined Negative Discretion Supports Long-Term Alignment: In order to align the actual annual incentive plan payout with the long-term interests of stockholders, the Compensation Committee, with the approval of the Board, used negative discretion to reduce the combined, aggregate payout on the 2025 annual incentive plan for all of the NEOs down to an aggregate of 105% of target and, instead, supplemented the dollar value of the long-term incentive awards, both time- and performance-based, to be awarded to the NEOs in January 2026. The shift from short- to long-term pay better aligns incentive pay with the success of Texas Capital’s longer-term strategic goals during a critical period, as well as the overall pay-for-performance philosophy.
The following table summarizes the performance measures, goals, achievement and payout for the 2025 annual incentive plan:

2025 Annual Incentive Plan
Performance Measure	Metric Weighting	Goals			Performance
		Threshold[1]	Target[1]	Maximum[1]	Actual	Achievement Percent	Payout
Return on Average Assets[2]	35%	0.65%	0.80%	1.10%	1.02%	137%	48%
Efficiency Ratio[3]	35%	70%	66%	60%	61%	140%	49%
Calculated Payout for 2025 Annual Incentive Award Financial Measures[4]							97%
Management Strategic Objectives	30%	50% of goals achieved	85% of goals achieved	100% of goals achieved	~100% of goals achieved	~150%[5]	45%
Aggregate Calculated Payout for 2025 Annual Incentive Plan Award							142%
Negative discretion approved by Compensation Committee							(37)%
Net Aggregate Payout for 2025 Annual Incentive Plan Award							105%

[1] Payouts at Threshold, Target and Maximum are 50%, 100% and 150%, respectively. 2025 target levels for ROAA and Efficiency were more difficult to attain than 2024 target and actual performance levels.

[2] For purposes of the 2025 annual incentive plan, the Compensation Committee defined Return on Average Assets as net income, adjusted for the after tax loss on the sale of securities, and certain non-recurring expenses and FDIC special assessment expense (all net of tax), divided by average assets.

[3] For purposes of the 2025 annual incentive plan, the Compensation Committee defined Efficiency Ratio as non-interest expense, adjusted for certain non-recurring expenses and FDIC special assessment expense, divided by the sum of net interest income and non-interest income, adjusted for the loss on sale of securities.

[4] Aggregate initial payout percentage for the two financial performance measures only. Corresponds to 139% of target for the financial measures only. Does not include contribution from Management Strategic Objectives.

[5] Because of the overall reduction of the payout percentage to 105% of target, the Compensation Committee did not determine an earned performance percentage for each NEO on the MSOs.
Achievement of Management Strategic Objectives created stockholder value in various ways including:
▪Texas flagship financial services firm brings operating leverage at scale and expense efficiency over time
▪New, improved wealth platform migration creates scalability for high net-worth clients and faster account openings
▪1LOD [First Line of Defense within an organization's risk management framework] efficiency reduces cycle times, clarity on credit lifecycles and client experience
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Highlights of each NEO’s key 2025 strategic achievements are as follows:

Named Executive Officer	Key Strategic 2025 Achievements
Rob C. Holmes	▪Transformation to Texas’ headquartered Flagship Financial Services firm completed
J. Matthew Scurlock
▪Successfully managed balance sheet and resource allocation to achieve multi-year objective of 1.1% Return On Assets while maintaining liquid assets >20% and CET1 >11%
▪Developed firm-wide measurable performance management goals that align with the 4 strategic pillars – these will be implemented in 2026

John W. Cummings	▪Migrated Wealth business to new, improved platform offering enhanced client experience and expanded product breadth ▪Building a more robust Private Bank including a Family Office
David W. Oman	▪Led multiple cross-function initiatives to reduce risk and deliver structural efficiencies ▪Strengthened the Credit Portfolio
Anna M. Alvarado-Pearce
▪In addition to normal duties, stepped in as interim CHRO during transition, and implemented new HR organization structure resulting in increased business partnerships
▪Defended the Firm’s balance sheet / income statement by pursuing collections and effectively managing legal resources

Payout Determination
Based on the achievement of the financial and individual performance goals described above, the Compensation Committee recognized that the team delivered strong results despite challenging industry conditions. The Compensation Committee also acknowledged significant progress in advancing the Company’s strategic priorities, including record financial performance, enhanced fee-income diversification, disciplined capital allocation management and a strengthened balance sheet. Accordingly, the Compensation Committee awarded the following annual incentive plan (cash bonus) compensation to the NEOs for fiscal year 2025 (with full Board approval for the CEO’s award):

Named Executive Officer	2025 Target Annual Incentive	Aggregate Approved Payout as a Percent of Target[1]	2025 Actual Annual Incentive Earned
Rob C. Holmes	$1,980,000	105.0%	$2,079,000
J. Matthew Scurlock	603,250	105.0%	633,413
John W. Cummings	475,000	105.0%	498,750
David W. Oman	440,000	105.0%	462,000
Anna M. Alvarado-Pearce	456,000	105.0%	478,800
[1] See discussion and table under “Results” above.
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Long-Term Incentive Compensation
2025 Performance-Based and Other Equity Awards (ongoing performance period)
Long-term incentive awards for the NEOs include equity-based awards designed to directly align the interests of the NEOs with those of stockholders and to motivate the NEOs to increase the value of the Company to stockholders over the long term. Equity awards were made pursuant to the Company’s 2022 Long-Term Incentive Plan, as amended (“2022 LTIP”).
■Equity Grants Emphasize Sustained Long-term Performance: The Company made an annual grant of equity awards to each of the NEOs in February 2025 (“2025 NEO equity awards”). The 2025 NEO equity awards consisted of RSUs, 50% of which were performance-based awards and 50% of which were time-based awards. The performance-based RSUs may be earned in amounts ranging from 0% to 200% of the target award, based on the Company’s level of achievement of performance goals relating to Three-Year Average Return on Average Tangible Common Equity (ROTCE) (60% weighting) and
■Pay Outcomes Aligned with Multi-Year Performance Among Similarly Situated Peers: Total Stockholder Return (TSR) (40% weighting) relative to the KBW Regional Banking Index, each for the three-year performance period ending December 31, 2027. In addition to the 200% of target cap, the performance-based awards contain a feature limiting the payment for the TSR component. If the Company’s TSR over the performance period is negative, then the payout for that portion of the award shall not exceed 100% of the target shares (instead of the potential 200%).
■The time-based RSUs vest ratably over three years, subject to the executive’s continued employment with the Company.
The target values for the 2025 NEO equity awards, as a percentage of their respective base salaries, were approximately as follows: Mr. Holmes, 400%, Mr. Scurlock, 197%, Mr. Cummings, 140%, Mr. Oman, 110%, and Ms. Alvarado-Pearce, 96.5%. The amounts of the grants were based on a variety of factors deemed relevant by the Compensation Committee, including the Company’s performance, the NEO’s experience, time in role, level of responsibility, an assessment of individual performance made by the Compensation Committee, including discussion of the performance of the other NEOs with the CEO, and peer and competitive market data.
The table below shows the 2025 target annual long-term incentive award for each of the NEOs:

Named Executive Officer	Target Performance RSU Awards[1]	Time-Based RSU Awards[1]	Total Target Award Value
Rob C. Holmes	$2,200,000	$2,200,000	$4,400,000
J. Matthew Scurlock	625,000	625,000	1,250,000
John W. Cummings	350,000	350,000	700,000
David W. Oman	305,000	305,000	610,000
Anna M. Alvarado-Pearce	275,000	275,000	550,000
[1] Due to SEC accounting for equity awards, the grant date fair value of these awards (as included in the 2025 Summary Compensation Table below) may be more or less than the target values.
2023 Performance-Based Equity Awards (concluded performance period)
The Company made an annual grant of equity awards to Mr. Holmes, Mr. Scurlock, Mr. Cummings and Ms. Alvarado-Pearce in 2023. The 2023 awards were comprised of 50% performance-based RSU awards and 50% time-based RSU awards. The performance-based RSUs could be earned in amounts ranging from 0% to 200% of the target award, based on the Company’s level of achievement of performance goals relating to (i) three-year Average ROTCE (60% weighting) and (ii) total stockholder return (TSR) relative to the specified peer group (40% weighting) for the three-year period ending December 31, 2025. ROTCE is an important metric to determine the operating performance of the Company. See “Pay Versus Performance” and “Outstanding Equity Awards at Fiscal Year-End Table” for additional information.
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Based on the Company’s performance on these metrics, as outlined below, the Compensation Committee approved an overall payout of 80% of target on the 2023 performance-based RSU awards.

2023 Performance-Based Restricted Stock Unit Award
		Goals			Performance
Performance Measure	Metric Weighting	Threshold	Target	Max	Actual	Achievement Percent	Payout
3-Year Average ROTCE[1]	60%	8.8%	9.5%	10.5%	7.8%	0%	0%
TSR Relative to Peers2 3	40%	25th %ile	50th %ile	75th %ile	82nd %ile	200%	80%
Aggregate 2023 Performance-Based RSU Award Payout[4]							80%
[1] For purposes of the 2023 Performance-based RSU Award, the Compensation Committee defined Three-Year Average ROTCE, for each of the respective years, as Return on Tangible Common Equity, which represents the measure of net income available to common stockholders as a percentage of average tangible common equity, with ROTCE adjusted to exclude certain non-recurring items, net of tax.

[2] Three-year performance period. For this portion of the award, the payout is capped at 100% on this performance measure if the Company’s TSR is negative over the performance period.
3 As indicated in the award agreement, the original peer group consisted of Associated Banc-Corp, Bank OZK, BankUnited, Inc., BOK Financial Corporation, Comerica Incorporated, Cullen/Frost Bankers, Inc., F.N.B. Corporation, Hancock Whitney Corporation, Pinnacle Financial Partners, Inc., Prosperity Bancshares Inc., Simmons First National Corporation, Synovus Financial Corp., Western Alliance Bancorporation and Wintrust Financial Corporation. CMA’s TSR adjusted to use the 10/03/2025 close price, one day prior to the announcement of acquisition by FITB. SNV’s TSR adjusted to use the average price for the week prior to media reports on 7/22/2025 regarding a potential transaction for the performance period end price.

[4] Percentage of target. No payout on any performance measure if the actual performance is below Threshold.
Other Compensation Practices, Policies and Guidelines
Executive Stock Ownership Guidelines
The Company has stock ownership guidelines for the CEO and the other NEOs to further align their interests with the long-term interests of stockholders. The CEO is expected to beneficially own common stock having a value of at least six times his or her base compensation (four times for the other NEOs). Such executives may not dispose of any shares of the Company’s common stock unless they own, and will continue to own, common stock at that level. Securities that count toward the guideline include (i) common stock owned outright, whether individually or through beneficial ownership in a trust or entity, (ii) vested or unvested time-based RSUs, and (iii) to the extent vested, restricted stock, stock appreciation rights and performance-based RSUs based upon, or payable in, common stock. As of December 31, 2025, all of the NEOs met, or were on track to meet, the ownership guideline.
Recoupment of Incentive Compensation (Clawback Policy)
The Company has a recoupment of executive compensation (clawback) policy. The current policy applies to cash and equity incentive awards provided to current and former executive officers and other specified executives and provides the Board with broad authority to recover or cancel compensation paid or awarded (whether or not vested or paid-out) for up to four years after payment in the event of a financial restatement, material misconduct, violation of Company policy, or other actions that cause significant financial or reputational harm. The policy covers both time- and performance-based equity and annual cash incentives, and gives the Compensation Committee discretion to determine the form of recovery. The Company’s current policy exceeds the requirements of current SEC Rules and NASDAQ listing standards by (1) authorizing a recoupment in the case of material misconduct, violation of Company policy, or other actions that cause significant financial or reputational harm but are not a financial restatement, (2) applying to a broader group of employees, and (3) applying to time-based equity awards.
During 2025, the Company did not take action to recover or clawback any incentive compensation from the NEOs. The foregoing is a summary of the Incentive Award Recoupment Policy, a copy of which has been filed as an exhibit to the Company’s most recent Annual Report on Form 10-K filed with the SEC. In addition, the Company’s CEO and CFO remain subject to reimbursement requirements under the Sarbanes-Oxley Act.
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Insider Trading Policy
The Board has adopted a Confidentiality & Securities Trading (Insider Trading) Standard (the “Insider Trading Standard”) governing, among other things, purchases, sales, gifts and other transactions in the Company’s securities by directors, officers, and employees of Texas Capital and other covered persons. The Board believes that the Insider Trading Standard is reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable listing standards. The Insider Trading Standard prohibits trading while in possession of material nonpublic information and during blackout periods, and provides pre-clearance procedures for executive officers, directors and certain other specified employees, as well as other related policies and procedures, including as described below. The Insider Trading Standard also addresses exceptions, such as for transactions under Company plans and transactions under an effective trading plan that complies with applicable securities laws and regulations. Although the Company itself is not subject to the Standard, it is the Company’s long-standing policy that the Company will not engage in transactions in Company securities while in possession of material nonpublic information relating to the Company or its securities and otherwise will comply with the federal securities laws and applicable listing standards. The foregoing is a summary of the Insider Trading Standard, a copy of which has been filed as an exhibit to the Company’s most recent Annual Report on Form 10-K filed with the SEC.
Anti-Hedging / Anti-Pledging Policy
Under the Insider Trading Standard, all directors, officers and employees are prohibited from purchasing any financial instrument that is designed to hedge or offset any decrease in the market value of Company securities, and from participating in derivative or speculative transactions with respect to Company securities including, but not limited to, purchasing or selling prepaid variable forward contracts, collars, equity swaps, exchange funds, puts, calls and other derivative instruments. All directors, officers and employees are prohibited from participating in short sales of the Company’s securities. Directors and executive officers are also prohibited from holding Company securities in a margin account or otherwise pledging Company securities as collateral for a loan.
Perquisites and Other Compensation
The Compensation Committee intentionally limits perquisites to the NEOs. During 2025, there were no perquisites provided to the NEOs, other than medical evacuation coverage for the NEOs and their spouses, potential use of the Company’s tickets for sporting or other events for personal use, and other than for the CEO as further described below. The Compensation Committee regularly reviews these arrangements to assure they continue to fulfill business needs.
The Company maintains access to cars and drivers for security purposes and efficiency, which are used by Mr. Holmes for business and occasional personal use. Mr. Homes uses company-provided cars and drivers for business and personal use in response to findings from an independent security study that such use is recommended due to bona fide security concerns.
Under the Amended Agreement with Mr. Holmes (as defined and summarized below), Mr. Holmes is entitled to receive an annual allowance for personal use of the Company’s fractional ownership in aircraft at the Company’s corporate rate, an annual perquisite allowance of up to $25,000 and other benefits. Based on an independent security study’s findings of a bona fide security concern, which recommended that Mr. Holmes use Company-provided aircraft for all air travel, and considering security concerns nationally and for the CEO, the Board adopted resolutions in July 2025 (1) requiring the CEO to use the Company’s fractional ownership in aircraft for business and personal travel, subject to the Company’s aircraft use policy and related security protocols, (2) approving the incremental cost of such aircraft use above the CEO’s contractual personal use allowance, and (3) waiving the requirement that the CEO pay or reimburse the Company for any such excess personal use (as provided in the Amended Agreement).
It is the Company’s policy that the NEOs are responsible for all income taxes related to their personal use of a Company-provided car and driver or aircraft, as well as any travel by their companions. The Compensation Committee reviews the cost of personal use of Company-provided aircraft, as well as any disallowed Company tax deductions associated with such use. The Company is mindful of carefully tracking any personal
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use of Company-provided aircraft and considering opportunities to reduce aircraft-related costs without compromising safety, security or business needs.
Limitations on Change in Control Benefits
The Company will not enter into “single trigger” agreements with its executives providing for the payment of benefits or acceleration of rights to compensation following the occurrence of a change in control of the Company solely as a consequence of the change in control. The Company will not enter into agreements with its executives providing for the payment of additional amounts to the executive to reimburse the executive for any excise tax payable by the executive with respect to his or her compensation received in connection with a change in control transaction involving the Company.
No Tax Gross-Ups
The Company does not provide tax gross-ups on perquisites or other Company benefits.
Equity Grant Policy
The Board has adopted an Equity Grant Policy concerning the granting of Equity-Based Awards.1 Under the Equity Grant Policy, the Company shall not backdate any Equity-Based Award or manipulate the timing of the public release of material information or the timing of the grant of an Equity-Based Award. To support the Equity Grant Policy, the Board and the Compensation Committee have adopted specific practices and procedures. The Board and the Compensation Committee believe that establishing fixed grant dates in advance, to the extent possible, helps ensure the integrity of the award granting process and effectively takes material nonpublic information into account with respect to the timing of awards. Accordingly, each grant of Equity-Based Awards shall be made on a pre-determined date. The annual grant of Equity-Based Awards to the CEO, other executive officers and employees shall be made under usual circumstances on the third business day following the Company’s release of earnings for the previously completed fiscal year, and such date shall serve as the grant date of such awards (unless otherwise specified by the Board or the Compensation Committee). Off-cycle grants of Equity-Based Awards shall have a grant date as determined by the Compensation Committee (or, if delegated to other persons in accordance with the Compensation Committee Charter, as reasonably determined by such delegates), and in all cases consistent with applicable laws, rules and regulations. Any annual grant of Equity-Based Awards to non-employee directors shall be made under usual circumstances on the third business day following the Company’s release of earnings for the first quarter of the current fiscal year, and such date shall serve as the grant date of such awards unless the Board (or the Compensation Committee, if authorized by the Board) determines otherwise.2 The Compensation Committee does not believe that the Company has timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
No stock options were granted during 2025, and no stock options were outstanding at December 31, 2025.
Other Benefits
Retirement Savings Opportunity. All employees may participate in the Company’s 401(k) Retirement Savings Plan (the “401(k) Plan”). Each employee may make before-tax contributions of up to 85% of their eligible compensation, subject to current Internal Revenue Service limits. The Company provides a 401(k) Plan to help employees save some amount of their cash compensation for retirement in a tax efficient manner. Since 2006, the Company has matched contributions made by employees to the 401(k) Plan based upon a formula that considers the amount contributed by the respective employee, with a vesting scheduled based upon the employee’s tenure with the Company. The matching contributions for each NEO are set forth in the “2025 All Other Compensation Table”. The Company does not provide an option for employees to invest in common
1 Equity-Based Awards include, but are not limited to, stock options, common stock, restricted stock, restricted stock units, performance-based equity awards, deferred or phantom stock or units and stock appreciation rights.
2 Non-employee directors who join the Board between annual grant dates will receive upon the date of their appointment a pro-rata grant of equity-based awards (in relation to time to be served between the date of appointment and the next grant date) in consideration for their partial year of service, unless the Board (or the Compensation Committee, if authorized by the Board) determines otherwise.
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stock through the 401(k) Plan. The Company has not historically provided any retirement plans, such as defined benefit, defined contribution, supplemental executive retirement benefits, retiree medical or deferred compensation plans requiring mandatory Company contributions, to employees or the NEOs, other than the 401(k) Plan and the Nonqualified Deferred Compensation Plan described below.
Nonqualified Deferred Compensation Plan. The Company offers a nonqualified deferred compensation plan for executives and key members of management to assist the Company in attracting and retaining these individuals. See “2025 Nonqualified Deferred Compensation Table” below for additional information about this plan.
Severance Benefits. Senior and key executives of the Company who do not have employment agreements providing for severance, including the NEOs (other than Mr. Holmes), are eligible for severance benefits in the event of a termination not for cause under the Key Executive Severance Policy, and for change in control severance benefits in the event of a termination not for cause or for good reason following a change in control under the Key Executive Change-in-Control Severance Policy. See “2025 Potential Payments Upon Termination or Change in Control Table” for additional information about these plans.
Health and Welfare Benefits. All full-time employees, including the NEOs, may participate in the Company’s health and welfare benefit programs, including medical, dental and vision care coverage, disability insurance and life insurance. The Company provides these benefits to meet the health and welfare needs of employees and their families.
Employment Agreement
The Company entered into the Second Amended and Restated Executive Employment Agreement with Mr. Holmes as of July 29, 2024 (the “Amended Agreement”). The Amended Agreement has an initial term of four years (i.e., through July 2028), and thereafter automatically renews for successive one-year terms, unless notice of non-renewal is given by either party in accordance with the agreement. For each year of the term, Mr. Holmes’ compensation will include annual base salary of not less than $1,100,000, an annual target cash incentive opportunity of not less than 180% of base salary beginning in 2025 and thereafter and, beginning in 2025, an annual target long-term incentive award opportunity equal to 400% of base salary (in the form of 50% performance-based stock units and 50% time-based restricted stock units). The reduction in annual incentive target opportunity (from 200%) and increase in annual long-term (equity) target opportunity (from 350%), places more of Mr. Holmes’ total compensation at risk. Annual long-term incentive awards will be subject to continued vesting in the event that Mr. Holmes retires, and accelerated vesting in the event of termination without “cause” or resignation for “good reason”, as such terms are defined in the Amended Agreement. In connection with the execution of the Amended Agreement, Mr. Holmes received an equity award in July 2024, which is listed in the outstanding awards table. As previously disclosed, the equity award was made to the CEO and the other NEOs in order to incentivize the executive team to continue their intensive efforts on the fulfillment of the strategic plan. See “Letter from the Compensation Committee” above. In addition, the Amended Agreement includes a $150,000 annual allowance for personal use of the Company’s fractional aircraft interests at the Company’s corporate rate and a $25,000 annual perquisite allowance for such items as an annual executive physical or club membership fees. As noted above, the Board adopted resolutions in July 2025 (1) requiring the CEO to use the Company’s fractional ownership in aircraft for business and personal travel, subject to the Company’s aircraft use policy and related security protocols, (2) approving the incremental cost of such aircraft use above the CEO’s contractual personal use allowance, and (3) waiving the requirement that the CEO pay or reimburse the Company for any such excess personal use.
The Amended Agreement terminates upon the executive’s death or disability, upon the executive’s voluntary termination of employment (other than for “good reason”), or upon the executive’s termination for cause, or in the event of non-renewal by the executive. Termination for cause requires a vote of 75% of the members of the Board. “Cause” is defined in the Amended Agreement. If Mr. Holmes’ employment is terminated by the Company without cause, or by Mr. Holmes for “good reason,” as defined in the Amended Agreement, Mr. Holmes would be entitled to a cash payment equal to 24 months’ base salary and two times his target annual incentive, a pro-rated bonus for the year of termination and continued medical insurance and other health and welfare benefits for 24 months following termination, subject to his execution of a release of claims.
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If, in connection with a “change-in-control” of the Company, Mr. Holmes’ employment is terminated other than for cause, death, or disability or by executive for “good reason” within a period of 90 days prior to, and up to two years following, the change-in-control, Mr. Holmes would be entitled to the same severance benefits described above, except that it would include a cash payment equal to three times his base salary and three times his target annual incentive, and 36 months’ of health and welfare benefits. The Amended Agreement does not include any gross-up for taxes on any of the change-in-control benefits. Following the termination of employment for any reason, Mr. Holmes will be entitled to receive certain additional benefits (as provided in the Amended Agreement), including equity vesting and payout provisions. In addition, Mr. Holmes and his spouse shall each be entitled to a lifetime medical benefit.
The Amended Agreement contains other terms and conditions, including notice and right to cure provisions, non-competition and non-solicitation covenants for the one-year period following termination for any reason, confidentiality obligations and restrictions on Mr. Holmes’ ability to be involved with a competing bank or company with a place of business in a location in which the Company is then engaged. The foregoing is a summary of the Amended Agreement, a copy of which has been filed as an exhibit to the Company’s most recent Annual Report on Form 10-K filed with the SEC.
Compensation Risk Assessment
The Compensation Committee regularly reviews all compensation plans to identify whether any of the Company’s or the Bank’s compensatory policies or practices incent behavior that creates excessive or unnecessary risk to the Company. The Compensation Committee receives regular updates from management to ensure that the current compensation programs do not create imprudent or excessive risk. Furthermore, periodically, the Compensation Committee conducts a risk assessment with the assistance of its independent compensation consultant. Based on the results of these reviews, the Compensation Committee determined that the Company’s compensation program does not create risks that are reasonably likely to have a material adverse effect on the Company.

COMPENSATION COMMITTEE REPORT
The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis that is required by the SEC rules with the Company’s management. Based on such review and discussions, the Compensation Committee recommended to the Company’s board of directors that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement.
This report is submitted by the Compensation Committee of the Board of Texas Capital Bancshares, Inc.

Dated: February 10, 2026	David S. Huntley, Chair
Jonathan E. Baliff
Elysia Holt Ragusa
Laura L. Whitley

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EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of December 31, 2025 regarding common stock that may be issued under the Company’s existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders	786,303 (A)	—	1,050,055 (B)
Equity compensation plans not approved by security holders	—	—	—
Total	786,303	—	1,050,055
(A) Reflects 786,303 shares issuable pursuant to outstanding RSUs. Since RSUs have no exercise price, they are not included in the weighted average exercise price calculation.
(B) All of these shares are available for issuance pursuant to grants of full-value awards.

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COMPENSATION TABLES
2025 Summary Compensation Table*

Name and Principal Position (A)	Year	Salary	Bonus (B)	Stock Awards (C)	Non-Equity Annual Incentive Plan Compensation (D)	All Other Compensation (E)	Total

Rob C. Holmes	2025	$1,100,000	$—	$4,473,537	$2,079,000	$265,613	$7,918,150
Chair, President & CEO of the	2024	1,042,708	—	7,745,908	2,736,062	178,244	11,702,922
Company and Texas Capital Bank	2023	1,000,000	—	4,027,438	1,600,000	20,800	6,648,238

J. Matthew Scurlock	2025	631,667	—	1,270,990	633,413	18,946	2,555,016
MD & CFO of the Company and	2024	598,334	—	1,687,254	686,533	21,358	2,993,479
Texas Capital Bank	2023	512,500	—	584,636	309,000	22,017	1,428,153

John W. Cummings	2025	500,000	—	711,697	498,750	21,000	1,731,447
MD & CAO of the Company and	2024	500,000	—	905,174	588,197	20,700	2,014,071
Texas Capital Bank	2023	500,000	—	558,027	380,000	25,596	1,463,623

David W. Oman	2025	550,000	—	620,223	462,000	23,750	1,655,973
MD & CRO of the Company	2024	309,375	350,000	500,020	511,856	8,250	1,679,501
and Texas Capital Bank	—

Anna M. Alvarado-Pearce	2025	570,000	—	559,294	478,800	20,263	1,628,357
MD, CLO and Secretary of the	2024	570,000	—	857,125	564,669	19,113	2,010,907
Company and Texas Capital Bank	2023	570,000	—	484,698	289,252	18,925	1,362,875
*Columns for which no amounts are reported have been deleted.
(A)Principal position as of December 31, 2025. Mr. Oman was elected Managing Director and Chief Risk Officer effective June 10, 2024, when he joined the Company.
(B)For Mr. Oman, his offer letter provided for a guaranteed sign-on bonus in 2024 for the amount indicated to (1) replace lost bonus opportunities from his former employer ($250,000) and (2) support relocation ($100,000).
(C)Amounts represent the aggregate grant date fair value of performance- and time-based RSUs, determined in accordance with ASC 718. With respect to the 2025 NEO equity awards granted on January 28, 2025, 50% of the award is time-based with annual vesting over a three-year period, and 50% of the award is performance-based with vesting occurring on the first administratively practicable day following determination by the Compensation Committee that certain performance targets were achieved over a three-year period ending December 31, 2027. The amounts presented for the performance-based portion of the 2025 NEO equity awards reflect the value of the award at target based on the probable outcome of the performance targets determined as of the grant date. The grant date value of the performance-based portion of the 2025 NEO awards for each NEO at the grant date assuming that the highest levels of performance targets are achieved is as follows: Mr. Holmes $4,547,032, Mr. Scurlock $1,291,874, Mr. Cummings $723,390, Mr. Oman $630,414 and Ms. Alvarado-Pearce $568,486. See the “2025 Grants of Plan-Based Awards Table” and the “2025 Outstanding Equity Awards at Fiscal Year-End Table” below and applicable stock compensation disclosures in the Company’s Annual Report on Form 10-K for more information.
(D)Amounts represent payouts for 2025 under the Company’s annual incentive (cash bonus) program. For further details of the targets and performance related to the payout of these amounts, refer to the “2025 Executive Compensation Decisions In Detail” section of “Compensation Discussion and Analysis” below.
(E)See additional description in the “2025 All Other Compensation Table” below.
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2025 All Other Compensation Table

		Company Contributions to 401(k) Plans (A)	Company Contributions to Nonqualified Deferred Compensation Plans	Perquisites and Other Personal Benefits (B)
Name	Year			Perquisite Allowance (C)	Other Perquisites (D)	Personal Use of Aircraft (E)	Total

Rob C. Holmes	2025	$21,939	$—	$25,000	$380	$218,294	$265,613
J. Matthew Scurlock	2025	18,946	—	—	—	—	18,946
John W. Cummings	2025	21,000	—	—	—	—	21,000
David W. Oman	2025	23,750	—	—	—	—	23,750
Anna M. Alvarado-Pearce	2025	20,263	—	—	—	—	20,263
(A)Includes the following amounts contributed in 2025 as employer match true-ups for prior year contributions: Mr. Holmes, $1,867; Mr. Scurlock, $175; Mr. Cummings, $0; Mr. Oman, $2,750, and Ms. Alvarado-Pearce, $7,437.
(B)Perquisites and personal benefits were excluded for all of the NEOs to the extent that the total value of all perquisites and personal benefits for an NEO was less than $10,000. In addition, the table does not include any amounts for personal benefits provided to any of the NEOs for which the Company has determined there is no aggregate incremental cost to the Company in 2025. The Company does not gross-up payments to cover personal income taxes that may pertain to any of the executives’ benefits.
(C)Represents reimbursement of expenses under the perquisite allowance provided for in Mr. Holmes’ Amended Agreement, primarily social club dues.
(D)Represents incremental cost of charges for medical evacuation coverage and other perquisites for personal use (other than aircraft).
(E)The Company has fractional ownership in aircrafts. Although this is generally used for Company business related purposes only, there is occasional personal use. During 2025, in accordance with the Company’s aircraft use policy, Mr. Holmes used such fractional aircraft ownership related to Company business or which otherwise benefited the Company. Mr. Holmes also used such fractional aircraft ownership for personal travel under the Company’s aircraft use policy and the Board’s personal security resolution. The incremental cost for the personal use was determined using a method that takes into account the variable costs such as aircraft fuel charges, taxes and catering. If a Company fractional aircraft ownership flight is already scheduled for business purposes and can accommodate additional passengers, NEOs and their spouse / guests may join that flight for personal travel at no incremental cost. See “Perquisites and Other Compensation” above.
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2025 Grants of Plan Based Awards Table*

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards (A)			Estimated Future Payouts Under Equity Incentive Plan Awards (B)			All Other Stock Awards: Number of Shares of Stock or Units	Grant Date Fair Value of Stock and Option Awards
Name	Grant Date		Threshold	Target	Maximum	Threshold	Target	Maximum

Rob C. Holmes	1/28/2025	(C)	$—	$—	$—	$—	$—	$—	28,267	$2,200,021
	1/28/2025	(D)	—	—	—	14,134	28,267	56,534	—	2,273,516
	N/A		990,000	1,980,000	2,970,000	—	—	—	—	—

J. Matthew Scurlock	1/28/2025	(C)	—	—	—	—	—	—	8,031	625,053
	1/28/2025	(D)	—	—	—	4,016	8,031	16,062	—	645,937
	N/A		301,625	603,250	904,875	—	—	—	—	—

John W. Cummings	1/28/2025	(C)	—	—	—	—	—	—	4,497	350,002
	1/28/2025	(D)	—	—	—	2,249	4,497	8,994	—	361,695
	N/A		237,500	475,000	712,500	—	—	—	—	—

David W. Oman	1/28/2025	(C)	—	—	—	—	—	—	3,919	305,016
	1/28/2025	(D)				1,960	3,919	7,838	—	315,207
	N/A		220,000	440,000	660,000	—	—	—	—	—

Anna M. Alvarado-Pearce	1/28/2025	(C)	—	—	—	—	—	—	3,534	275,051
	1/28/2025	(D)	—	—	—	1,767	3,534	7,068	—	284,243
	N/A		228,000	456,000	684,000	—	—	—	—	—
*Columns for which no amounts are reported have been deleted.
(A)Amounts represent potential payments under the Company’s annual incentive (cash bonus) program. The actual amount earned for 2025 was paid in February 2026 and is shown in the “Non-Equity Incentive Plan Compensation – Annual Incentive Compensation Plan” column of the “2025 Summary Compensation Table”. See the “2025 Executive Compensation Decisions In Detail” section of the “Compensation Discussion and Analysis” for more information regarding the 2025 annual incentive program.
(B)Amounts represent awards of performance-based RSUs granted in 2025 made under the 2022 LTIP that will vest based upon the Company’s achievement of certain performance measures, subject to the NEO’s continued employment by the Company over a three-year period ending December 31, 2027, subject to certain exceptions. Based on the defined objectives of the awards the NEO has the opportunity to vest between 0% and 200% of the target number of the RSUs. The grant date fair value reflects the value of the award at target based on the probable outcome of the performance measures determined as of the grant date in accordance with ASC 718 and pursuant to the 2022 LTIP. See Note (C) to the “2025 Summary Compensation Table” and the “2025 Executive Compensation Decisions In Detail” section of the “Compensation Discussion and Analysis” for more information regarding the 2025 grants of performance-based RSUs.
(C)Amount represents award of time-based RSUs granted in 2025 made under the 2022 LTIP with a grant date fair value of $77.83 that will vest ratably on each of the three anniversaries of the grant date.
(D)Amount represents award of performance-based RSUs made under the 2022 LTIP with a weighted average grant date fair value of $80.43 that will cliff vest on the date the Committee determines whether the vesting conditions have been achieved (which date shall be after the end of 2027 and no later than March 15, 2028).

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Executive Compensation
2025 Outstanding Equity Awards at Fiscal Year-End Table*

			Stock Awards
Name	Grant Date		Number of Shares or Units of Stock That Have Not Vested (A)	Market Value of Shares or Units of Stock That Have Not Vested (A)(B)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (C)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (B)(C)

Rob C. Holmes (D)	1/28/2025		27,602	$2,499,085	28,267	$2,559,294
	7/29/2024		61,491	5,567,395	—	—
	2/16/2024		19,132	1,732,211	29,388	2,660,790
	2/9/2023		8,708	788,422	—	—
	2/9/2023	(E)	20,900	1,892,286	—	—

J. Matthew Scurlock	1/28/2025		8,031	727,127	8,031	727,127
	7/29/2024		15,200	1,376,208	—	—
	2/16/2024		3,639	329,475	5,458	494,167
	2/9/2023		1,369	123,949	—	—
	2/9/2023	(E)	3,284	297,333	—	—

John W. Cummings	1/28/2025		4,497	407,158	4,497	407,158
	7/29/2024		5,320	481,673	—	—
	2/16/2024		2,940	266,188	4,409	399,191
	2/9/2023		1,307	118,336	—	—
	2/9/2023	(E)	3,136	283,933	—	—

David W. Oman	1/28/2025		3,919	354,826	3,919	354,826
	7/1/2024		5,496	497,608	—	—

Anna M. Alvarado-Pearce	1/28/2025		3,534	319,968	3,534	319,968
	7/29/2024		5,700	516,078	—	—
	2/16/2024		2,553	231,149	3,829	346,678
	2/9/2023		1,135	102,763	—	—
	2/9/2023	(E)	2,724	246,631	—	—
*Columns for which no amounts are reported have been deleted.
(A)Time-based RSU awards granted to the NEOs on January 28, 2025, to Mr. Holmes, Mr. Scurlock, Mr. Cummings and Ms. Alvarado-Pearce on February 16, 2024, to Mr. Oman on July 1, 2024, and to Mr. Holmes, Mr. Scurlock, Mr. Cummings and Ms. Alvarado-Pearce on February 9, 2023 vest ratably on the first three anniversaries of the grant date. Time-based RSU awards granted to Mr. Holmes, Mr. Scurlock, Mr. Cummings and Ms. Alvarado-Pearce on July 29, 2024 cliff vest on the third anniversary of the grant date. For Mr. Holmes, 665 RSUs were vested in January 2025, as required to pay FICA taxes on his January 28, 2025 time-based RSU award as a result of his being retirement eligible and such award no longer being subject to forfeiture.
(B)Based on the closing market price of common stock of $90.54 on December 31, 2025.
(C)The performance-based equity awards granted on January 28, 2025 and February 16, 2024 will vest based upon the Company’s achievement of certain performance targets and the executive’s continued employment by the Company over the three-year periods ending December 31, 2027 and December 31, 2026, respectively. Those PRSU awards are shown at target.
(D)Supplemental Ownership Information: The following table summarizes Mr. Holmes’ ownership in the Company as of December 31, 2025, and includes amounts listed in the table above.

Shares Owned Outright	Time-Vesting RSUs*	Performance-Vesting RSUs**	Total Shares and Share Equivalents
236,252	116,933	78,555	431,740
* Subject to contractual vesting terms and continued employment.
** Subject to performance conditions and continued performance. PRSU awards included at target performance except for 26,124 performance-vesting RSUs granted in 2023 for which performance through December 31, 2025 was determined at 80.0% of target.
(E) Represents the 2023 performance-based RSUs granted on February 9, 2023, which vested after the end of the fiscal year based upon the Company’s achievement of certain performance targets with vesting occurring on the first administratively practicable day following determination by the Compensation Committee that certain performance targets were achieved over a three-year period ending December 31, 2025 and are shown based on actual aggregate performance through December 31, 2025 of 80.0% of target, as determined by the Compensation Committee. See “2023 Grants of Performance Equity Awards” above.
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Executive Compensation
2025 Option Exercises and Stock Vested Table*

	Stock Awards
Name	Number of Shares Acquired on Vesting (A)	Value Realized on Vesting (B)

Rob C. Holmes	69,678	$5,760,897
J. Matthew Scurlock	9,368	772,109
John W. Cummings	4,500	360,638
David W. Oman	2,747	226,902
Anna M. Alvarado-Pearce	14,195	1,187,136
*Columns for which no amounts are reported have been deleted.
(A)The shares included in the table for Mr. Scurlock, Mr. Cummings, Mr. Oman and Ms. Alvarado-Pearce represent gross shares vested. Actual shares issued, net of taxes, were as follows: 6,677 to Mr. Scurlock, 3,313 to Mr. Cummings, 1,666 to Mr. Oman and 9,688 to Ms. Alvarado-Pearce. The shares included in the table for Mr. Holmes represent gross shares vested as well as shares vested to pay FICA taxes in connection with retirement eligibility. Actual shares issued, net of taxes, were 42,234 to Mr. Holmes.
(B)The value realized by the NEO upon the vesting of RSUs is calculated by multiplying the number of shares of stock vested by the market value of the underlying shares on the vesting date, which is the amount that is taxable to the executive.
2025 Nonqualified Deferred Compensation Table

Name	NEO Contributions in Last Fiscal Year (A)	Company Contributions in Last Fiscal Year (B)	Aggregate Earnings/(Loss) in Last Fiscal Year (C)	Aggregate Withdrawals/Distributions	Aggregate Balance at Last Fiscal Year End (D)

Rob C. Holmes	$—	$—	$—	$—	$—
J. Matthew Scurlock	—	—	21,965	(39,648)	155,063
John W. Cummings	—	—	—	—	—
David W. Oman	38,500	—	3,102	—	41,602
Anna M. Alvarado-Pearce	—	—	67,442	—	404,742
(A)Participants in the plan may elect to defer up to 75% of their annual salary and/or short-term (annual) incentive plan payout. All participant contributions to the plan and any related earnings are immediately vested and may be withdrawn upon the participant’s separation from service, death or disability, or upon a date specified by the participant. Participant contributions are also included in the Salary or Annual Incentive Plan Compensation columns of the “2025 Summary Compensation Table”.
(B)    The discretionary Company contributions vest based upon the employee’s tenure with the Company. The Company did not make any discretionary contribution in 2025. As of December 31, 2025, all NEOs had met the requirements for immediate vesting.
(C)    Aggregate earnings do not reflect “above market or preferential earnings” and are not included in the “2025 Summary Compensation Table”.
(D)    Amounts represent the total compensation deferred by each NEO and discretionary contributions made to each NEO by the Company, together with any related earnings or losses attributed to either and withdrawals made by NEO in accordance with each NEOs deferral account investment and withdrawal selections. All participant and Company contributions included in these amounts have been reported as compensation in the “2025 Summary Compensation Table” or in Summary Compensation Tables for previous years.
The Company offers a nonqualified deferred compensation plan for executives and key members of management to assist in attracting and retaining these individuals. Participants in the plan may elect to defer up to 75% of their annual salary and/or short-term incentive payout into deferral accounts that mirror the gains or losses of specified investment funds or market indexes selected by the participants. These investment alternatives are similar to the choices under the 401(k) Plan. The gains and losses credited to each participant’s deferral account are subject to the same investment risk as an actual investment in the specified investment funds or market indexes. The Company restores any lost Company match in the 401(k) Plan due to legal limits on qualified plans. In 2025, the Company did not match nonqualified deferred compensation plan contributions. All participant contributions to the plan and any related earnings are immediately vested and may be withdrawn upon the participant’s separation from service, death or disability or upon a date specified by the participant.
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Executive Compensation
2025 Potential Payments Upon Termination or Change in Control Table
The following table summarizes the estimated payments that would be payable to each NEO upon a termination of service for each of the reasons stated below. For the purposes of the quantitative disclosure in the following table, and in accordance with SEC regulations, the Company assumed that the termination took place on December 31, 2025 and that the price per share of common stock was $90.54, the closing market price as of the last business day of the year, December 31, 2025.

Name	Termination Without Cause or For Good Reason	Change in Control: Termination Without Cause or For Good Reason	Death	Disability	Retirement

Rob C. Holmes
Severance (A)	$8,140,000	$11,220,000	$1,980,000	$1,980,000	$—
Accelerated vesting of long-term incentives (B)	17,699,483	17,699,483	17,699,483	17,699,483	12,132,089
Other benefits (C)	49,920	74,880	—	—	—

J. Matthew Scurlock
Severance (D)	1,294,973	1,942,460	—	—	—
Accelerated vesting of long-term incentives (B)	—	4,075,386	4,075,386	4,075,386	—
Other benefits (C)	34,080	51,120	—	—	—

John W. Cummings
Severance (D)	1,043,474	1,565,211	—	—	—
Accelerated vesting of long-term incentives (B)	—	2,363,637	2,363,637	2,363,637	—
Other benefits (C)	24,960	37,440	—	—	—

David W. Oman
Severance (D)	1,036,928	1,555,392	—	—	—
Accelerated vesting of long-term incentives (B)	—	1,207,260	1,207,260	1,207,260	—
Other benefits (C)	34,080	51,120	—	—	—

Anna M. Alvarado-Pearce
Severance (D)	1,091,735	1,637,603	—	—	—
Accelerated vesting of long-term incentives (B)	—	2,083,235	2,083,235	2,083,235	—
Other benefits (C)	34,080	51,120	—	—	—
(A)Pursuant to his employment agreement, if Mr. Holmes is terminated without cause or for good reason, severance is equal to 24 months of base salary plus a cash payment equal to 2.0 times his target annual incentive and a prorated bonus based on the target annual incentive. If he is terminated in connection with a change in control, severance is equal to 36 months of base salary plus a cash payment equal to 3.0 times his target annual incentive and a prorated bonus based on the target annual incentive.
(B)Includes immediate vesting of unvested time-based RSUs and immediate vesting at target of any performance-based RSUs for which performance conditions have not yet been satisfied, based on the December 31, 2025 closing price of common stock of $90.54. As of December 31, 2025, Mr. Holmes had met the age and service conditions to be eligible for the continued vesting of all long-term incentives granted to him, except for the July 29, 2024 special RSU award which requires 18-months of continued employment in order to receive retirement eligibility. As of December 31, 2025, Mr. Scurlock, Mr. Cummings, Mr. Oman, and Ms. Alvarado-Pearce had not met the age and service conditions to be eligible for the continued vesting of long-term incentives upon retirement.
(C)Includes medical, dental, and vision benefits to be paid to Mr. Holmes per the terms of his employment agreement for a period of 24 months in the event of termination without cause and for a period of 36 months in the event of a change in control. Includes medical, dental, and vision to be paid to Mr. Scurlock, Mr. Cummings, Mr. Oman, and Ms. Alvarado-Pearce per the terms of the Executive Severance Plan for a period of 12 months in the event of termination without cause and per the terms of the Executive Change-in-Control Plan for a period of 18 months in the event of a change in control. Cost includes both employer and employee coverage. Excludes the value of employer paid lifetime medical benefits payable to Mr. Holmes upon termination of his employment for any reason pursuant to his employment agreement. As of December 31, 2025 the annual estimated cost of employer paid medical benefits for Mr. Holmes is $15,521.
(D)Pursuant to the Executive Severance Plan, if Mr. Scurlock, Mr. Cummings, Mr. Oman, or Ms. Alvarado-Pearce is terminated without cause or for good reason, severance is equal to 12 months of base salary plus 1.0 times the average incentive compensation paid during the prior two-year period. Pursuant to the Executive Change in Control Plan, if the NEO’s termination occurs in connection with a change in control, severance is equal to 18 months base salary plus 1.5 times the average incentive compensation paid during the prior two-year period.
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Executive Compensation
Executive Severance Plan
In order to have a competitive benefit that allows for consistent administration without negotiations of special payments, the Company has an executive Severance Plan and related Policy (collectively, the “Severance Plan”) for the NEOs (other than the CEO, whose benefits are covered in his employment agreement). The Severance Plan provides cash payments upon involuntary termination without cause, but is not available in the event of a change in control to individuals that are eligible for change in control benefits under the Change-in-Control Plan described below. See “2025 Potential Payments Upon Termination or Change In Control Table” above for additional information.
The Severance Plan, adopted in 2021, applies to all executive officers and other eligible employees (other than the CEO), and provides, upon involuntary termination without cause or termination by the executive for good reason (as defined), for the payment of (i) 100% of one year’s base salary for the named executive officer; (ii) 100% times the average of the executive's bonuses over the last two years (or a comparable amount determined by the Company); and (iii) at the Company’s discretion, a current year prorated bonus reduced for the period of time during the year in which the employee was not employed. The Severance Plan also provides for a cash payment to cover the cost of premiums for post-termination health insurance coverage (“COBRA premiums”) for a period of one year from the date of termination and out-placement benefits. As a condition to the receipt of any benefits under the Severance Plan, an executive must agree to standard release, non-compete, non-solicitation, and confidentiality provisions. In addition, the Severance Plan provides that the vesting of long-term incentive or other equity awards upon termination without cause will be governed by the terms of the applicable award agreements. Executives who are involuntarily terminated for any other reason (e.g., death, disability, retirement, termination for cause) are not eligible to receive severance benefits under the Severance Plan.
Executive Change in Control Plan
The Company has an executive Change-in-Control Plan and related Policy (collectively, the “Change in Control Plan”) benefiting each of the NEOs (other than the CEO, whose benefits are covered in his employment agreement) to ensure that management will objectively consider potential transactions that may benefit stockholders without regard to potential impact on their continued employment. The Change in Control Plan provides for a cash payment to be made following a termination of employment by the Company without cause or by the NEO with good reason within two years following a change in control. See “2025 Potential Payments Upon Termination or Change In Control Table” above for additional information.
The Change in Control Plan provides for a payment to be made to these officers following a termination of employment by the Company without cause or by the officer with good reason within two years following a change in control or following the first public announcement of a potential change in control transaction, provided certain conditions are satisfied. These benefits are in lieu of payments under the Severance Plan. Generally, the change in control agreements provide for each executive officer to receive:
▪a lump sum payment equal to up to 150% times the sum of:
▪the named executive officer’s then current annualized base salary, and
▪the average of the cash bonuses paid by the Company to the NEO for the last two fiscal years preceding the date of termination;
▪at the Company’s discretion, a prorated current year bonus award under the annual incentive plan award for the year in which the termination occurs based on actual Company performance;
▪a lump sum amount to cover group health and dental coverage for the NEO and his or her dependents for a period of up to eighteen months following the date of termination; and
▪out-placement benefits for up to 6 months at the option of the executive officer.
The Change in Control Plan does not contain a tax reimbursement or “gross-up” provision.
In approving the Change in Control Plan, the Compensation Committee considered the prevalence and terms of such agreements among similarly situated executives at the companies in the compensation peer group based on data collected for the Company by the Compensation Committee’s then independent compensation
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Executive Compensation
consultant. The Compensation Committee also determined that the agreement and general release of claims contained in the Change in Control Plan provided a significant benefit to the Company.
For purposes of the Change in Control Plan:
▪“cause” means (i) misappropriation of funds or property, fraud or dishonesty within the course of providing services to the Company which evidences a want of integrity or breach of trust; (ii) indictment for a misdemeanor that has caused or may be reasonably expected to cause material injury to the Company, any of its Subsidiaries, any of its affiliates or any of their interests, or indictment for a felony; (iii) any willful or negligent action, inaction, or inattention to duties of the executive within the course of providing services to the Company that causes the Company material harm or damages (as determined in the sole and absolute discretion of the Company); (iv) misappropriation of any corporate opportunity or otherwise obtaining personal profit from any transaction which is adverse to the interests of the Company or to the benefits of which the Company is entitled; (v) inexcusable or repeated failure by the executive to follow applicable Company policies and procedures; (vi) conduct of the executive which is materially detrimental to the Company (as determined in the sole and absolute discretion of the Company); or (vii) any material violation of the terms of the executive’s employment agreement, if any.
▪“good reason” means: as defined in the applicable employment agreement or, if none: (i) without his or her express written consent, the assignment of the executive to a position constituting a material demotion, or loss of compensation or job duties by comparison to his or her position with the Company on the Date of Grant; provided, however, that changes, as opposed to a loss, in the executive’s job duties or changes to reporting relationships, at the Board’s discretion, and without a material loss in the executive’s compensation, will not constitute “Good Reason”; (ii) the change of the location where the executive performs the majority of the executive’s job duties on the Date of Grant of the Award (“Base Location”) to a location that is more than fifty (50) miles from the Base Location, without the executive’s written consent; (iii) a reduction by the Company in the executive’s base salary as in effect on the Date of Grant of the Award, unless the reduction is a proportionate reduction of the compensation of the executive and all other senior officers of the Company as a part of a company-wide effort to enhance the Company’s financial condition; or (iv) after the occurrence of a Change in Control, a significant adverse change in the nature or scope of the authorities, powers, functions, responsibilities, or duties attached to the position(s) with the Company which the executive held immediately before the Change in Control, or a material reduction in total compensation, including incentive compensation, stock-based compensation and benefits received from the Company compared to the total compensation and benefits to which the executive was entitled immediately before the Change in Control.
▪“change in control” generally means any one of the following events: (a) any person becoming the beneficial owner of the Company’s securities representing 51% or more of the combined voting power of the Company’s then outstanding securities (other than as a result of certain issuances or open market purchases approved by incumbent directors); (b) the Company’s incumbent directors ceasing to constitute at least a majority of the board of directors; (c) there is consummated a merger or consolidation of the Company (or any direct or indirect subsidiary), other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding prior to such transaction continuing to represent at least 51% of the combined voting power of the securities of the surviving entity in the transaction, or (ii) a merger or consolidation effected to implement a recapitalization of the Company in which no person is or becomes the beneficial owner of securities representing 51% or more of the combined voting power of the Company’s then outstanding securities or (d) approval by the Company’s stockholders of plan of complete liquidation and dissolution of the Company, or there is consummated an agreement for the sale or disposition of all or substantially all of the assets of the Company, other than a sale or disposition to an entity, at least 51% of the combined voting power of its securities are owned by stockholders of the Company in the same proportions as their ownership immediately prior to such sale. The preceding was a summary of the definition of a change in control, so please refer to actual text of the definition as set forth in the applicable plan.

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Executive Compensation
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
No member of the Compensation Committee of the Board was an officer or employee of the Company during 2025 or any other time. In addition, none of the executive officers of the Company served on the board of directors or on the compensation committee of any other entity, for which any executive officers of such other entity served either on the Board or on the Compensation Committee.
2025 CEO PAY RATIO
Item 402(u) of SEC Regulation S-K, implementing a requirement of the Dodd-Frank Wall Street Reform and Consumer Protection Act, requires that the Company disclose a ratio that compares the annual total compensation of the Company’s median employee to that of the Company’s CEO.
To determine the median employee, the Company prepared a list of all employees as of December 31, 2025, along with their gross income as reported on IRS form W-2 for 2025. Gross income as reported on IRS form W-2 for 2025 was annualized for those employees that were not employed for the full year. After identifying the median employee, the Company calculated that employee’s annual total compensation using the same methodology the Company uses for NEOs as set forth in the “2025 Summary Compensation Table”.
For the year ended December 31, 2025, the last completed fiscal year:
▪the employee identified at the median of all Company employees (other than the CEO) was a product marketing manager.
▪the annual total compensation of the median employee was $156,863.
▪the total compensation for the CEO, Mr. Holmes, was $7,918,150, as reported in the “Total” column of the “2025 Summary Compensation Table” on page 79.
▪the estimated ratio of the total compensation of Mr. Holmes, the CEO, to the median of the annual total compensation of all employees was 50.5 to 1.
The CEO pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on payroll and employment records and the methodologies and assumptions described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s total annual compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices, which were chosen from a wide range of permissible methodologies, estimates and assumptions. As a result, the CEO pay ratios reported by other companies, which may have employed other permitted methodologies, exclusions, estimates or assumptions, and which may have a significantly different work force structure, geographic locations, or compensation practices from the Company, are likely not comparable to the Company’s CEO pay ratio.

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Executive Compensation
2025 PAY VERSUS PERFORMANCE
Introduction
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of SEC Regulation S-K, the Company is providing the following information about the relationship between executive compensation actually paid (as defined by the SEC) and the Company’s financial performance against specific metrics for each of the last five fiscal years. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company’s aligns executive compensation with the Company’s performance, see “Compensation Discussion and Analysis”.
Pay Versus Performance Table

Year	Summary Compen- sation Table Total for First PEO1 2	Summary Compen- sation Table Total for Second PEO[1] [2]	Compen- sation Actually Paid to First PEO[3]	Compen- sation Actually Paid to Second PEO[3]	Average Summary Compen- sation Table Total for non-PEO NEOs[4]	Average Compen- sation Actually Paid to non-PEO NEOs[5]	Value of Initial Fixed $100 Investment Based on:		Net Income[8]	Company- Selected Financial Measure: Adjusted Earnings Per Share[9]
							Company Total Share- holder Return[6]	Peer Group Total Share- holder Return[7]
(a)	(b)	(b)	(c)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2025	$7,918,150	N/A	$10,548,321	N/A	$1,892,698	$2,272,785	$152.17	$129.40	$312,994	$6.80
2024	11,702,922	N/A	16,368,170	N/A	2,174,490	2,738,132	131.43	124.82	60,258	4.43
2023	6,648,238	N/A	7,647,637	N/A	1,427,590	1,452,494	108.62	107.12	171,891	3.85
2022	8,052,476	N/A	7,889,221	N/A	1,691,250	1,640,899	101.36	113.76	315,228	3.13
2021	23,622,960	$1,196,558	22,378,121	$1,161,996	1,696,160	1,553,822	101.26	139.01	235,218	4.78
1    For 2025, 2024, 2023 and 2022, Rob C. Holmes served as the sole principal executive officer (“PEO”) of the Company. For 2021, Rob C. Holmes (first PEO) and Larry L. Helm (second PEO) each served as PEOs for a portion of the year, Mr. Holmes from January 24, 2021 to December 31, 2021, and Mr. Helm from January 1, 2021 to January 24, 2021. Mr. Helm, the then Board Chairman, served as interim Chief Executive Officer prior to Mr. Holmes’ election as CEO.
2 The dollar amounts reported in column (b) are the amounts of total compensation reported for the Company’s PEOs for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation – Executive Compensation Tables – 2025 Summary Compensation Table” of this Proxy Statement and the Company’s proxy statements in 2025, 2024, 2023, and 2022.
3    The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to the Company’s PEOs, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to such PEOs during the applicable year. Adjustments for prior fiscal years are included in the Company’s Notice of Annual Meeting and Proxy Statement for 2025 and 2024. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the PEO’s total reported compensation for 2025 to determine the compensation actually paid:

Year	Name of PEO	Reported Summary Compensation Table Total For PEO	[Less] Reported Value of Equity Awards(a)	[Plus/Minus] Equity Award Adjustments(b)	[Less] Reported Change in the Actuarial Present Value of Pension Benefits(c)	[Plus/Minus] Pension Benefit Adjustments(d)	[Equals] Compensation Actually Paid to PEO
2025	Rob C. Holmes	$7,918,150	$(4,473,537)	$7,103,708	$—	$—	$10,548,321
(a) The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for each applicable year.
(b)    The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant, except that the Company’s outstanding 2023 NEO performance-based RSUs granted on February 9, 2023 are calculated using an aggregate performance factor of 80.0%. The amounts deducted or added in calculating the equity award adjustments are as follows:
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Year	Name of PEO	Year End Fair Value of Equity Awards Granted in Current Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2025	Rob C. Holmes	$5,430,945	$1,308,682	$51,757	$312,324	$—	$—	$7,103,708
(c)    The amounts included in this column are the amounts reported in the “Change in Pension and Nonqualified Deferred Compensation” column of the Summary Compensation Table for each applicable year.
(d)    There were no pension benefits adjustments for the years in the table.
4 The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s named executive officers (“NEOs”) as a group (excluding persons serving as PEOs) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding such PEOs) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2025 and 2024, J. Matthew Scurlock, John W. Cummings, David W. Oman and Anna M. Alvarado-Pearce, (ii) for 2023 and 2022, J. Matthew Scurlock, John W. Cummings, Tim J. Storms and Anna M. Alvarado-Pearce; and (iii) for 2021, Julie L. Anderson, Tim J. Storms and Anna M. Alvarado-Pearce.
5    The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding the PEOs), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding the PEOs) during the applicable year. Adjustments for prior fiscal years are included in the Company’s Notice of Annual Meeting and Proxy Statement for 2024 and 2023. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding the PEOs) for 2025 to determine the compensation actually paid, using the same methodology described in Note 3 above:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	[Less] Average Reported Value of Equity Awards	[Plus/Minus] Average Equity Award Adjustments(a)	[Less] Average Reported Change in the Actuarial Present Value of Pension Benefits	[Plus/Minus] Average Pension Benefit Adjustments	Average Compensation Actually Paid to Non-PEO NEOs
2025	$1,892,698	$(790,551)	$1,170,638	$—	$—	$2,272,785
(a)     The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Equity Awards Granted in Current Year	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Average Equity Award Adjustments
2025	$970,391	$165,887	$—	$34,360	$—	$—	$1,170,638
6 TSR is calculated by dividing (a) the difference between the Company’s share price at the end and the beginning of the measurement period by (b) the Company’s share price at the beginning of the measurement period. TSR for each of fiscal 2025, 2024, 2023, 2022, and 2021 is cumulative, reflecting the value of a fixed $100 investment beginning with the market close on December 31, 2020, the last trading day before fiscal 2021, through and including the end of the respective listed fiscal years.
7 The peer group used for this purpose is the following published industry index: NASDAQ Bank Index (Bloomberg: CBNK), which is the same industry index used in the Company’s Annual Report on Form 10-K. The NASDAQ Bank Index contains securities of NASDAQ-listed companies classified according to the Industry Classification Benchmark as Banks. They include banks providing a broad range of financial services, including retail banking, loans and money transmissions.
8 The dollar amounts reported represent the amount of net income available to common stockholders as reflected in the Company’s audited financial statements for the applicable year (in thousands).
9 Adjusted Earnings Per Share (Adjusted EPS) is a non-GAAP financial measure used by the Company that is defined as fully diluted GAAP earnings per common share as reflected in the Company’s audited financial statements for the applicable year excluding certain items the Company does not believe are indicative of ordinary results of operations. A reconciliation of Adjusted EPS to the most directly comparable GAAP measure, Diluted Earnings Per Share, is presented in Annex A to this Proxy Statement. Although the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that Adjusted EPS is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to Company performance.
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Executive Compensation
Financial Performance Measures
As described in greater detail in “Compensation Discussion and Analysis”, the Company’s executive compensation program reflects a variable pay-for-performance philosophy. The metrics that the Company uses for both its short-term (cash bonus) and long-term (equity) incentive awards are selected based on an objective of incentivizing the Company’s NEOs to increase the value of the enterprise for stockholders. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, to the Company’s performance, for the most recently completed fiscal year, are as follows:
▪Adjusted Earning per Share (EPS)1
▪Net Income
▪Return on Average Assets
▪Efficiency Ratio
▪Return on Average Tangible Common Equity (ROTCE)1
▪Relative TSR to a Peer Group
1 See Annex A to this Proxy Statement for more information about this non-GAAP financial measure.

Analysis of the Information Presented in the Pay versus Performance Table
As described in more detail in “Compensation Discussion and Analysis”, the Company’s executive compensation program reflects a variable pay-for-performance philosophy. Although the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay Versus Performance Table above. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with “Compensation Actually Paid” (as computed in accordance with SEC Regulation S-K Item 402(v)) for a particular year. In accordance with Item 402(v), the Company is providing the following descriptions of the relationships between information presented in the Pay Versus Performance Table.
Compensation Actually Paid and Cumulative TSR
As demonstrated by the following graph, the amount of compensation actually paid to the PEOs and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding the PEOs) is generally aligned with the Company’s cumulative TSR over the five years presented in the table. The alignment of compensation actually paid with the Company’s cumulative TSR over the period presented is because a significant portion of the compensation actually paid to the PEOs and to the other NEOs is comprised of equity awards. As described in more detail in the section entitled “Compensation Discussion and Analysis”, the Company targets that more than 58% of the value of the PEOs’ total target compensation (and more than 40% of the value of the other NEOs’ total target compensation) is comprised of equity awards, including performance-based and time-based restricted stock units.
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Executive Compensation
Compensation Actually Paid and Net Income
As demonstrated by the following graph, the amount of compensation actually paid to the PEOs and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding the PEOs) is generally aligned with the Company’s net income over the five years presented in the graph. For 2024, the CEO received a one-time equity award in connection with the execution of a new employment agreement, which accounts for a portion of the CEO’s higher “Compensation Actually Paid” for that year. As described in more detail in the section entitled “Compensation Discussion and Analysis”, the Company targets that approximately 26% of the value of total compensation awarded to the NEOs consists of amounts determined under the Company short-term annual incentive compensation plan.
Compensation Actually Paid and Adjusted Earnings Per Share
As demonstrated by the following graph, the amount of compensation actually paid to the Company’s PEOs and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding the PEOs) is generally aligned with the Company’s Adjusted Earnings Per Share over the five years presented in the graph. Although the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that Adjusted Earnings Per Share is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to Company performance. Earnings Per Share is closely correlated with both of the two financial measures used in the 2025 annual (short-term) incentive plan — Return on Average Assets and Efficiency Ratio — and both of the two financial measures used in the 2025 long-term incentive plan — Average ROTCE and Relative TSR — for performance-based RSUs granted during 2025. While more recently the Company has moved away from utilizing Earnings Per Share as an express performance measure, the Compensation Committee still considers Adjusted Earnings Per Share in setting final overall pay. For more information regarding the information that the Compensation Committee considers when determining compensation, refer to “Compensation Discussion and Analysis”.
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Executive Compensation
Cumulative TSR of the Company and Cumulative TSR of the Peer Group
As demonstrated by the following graph, the Company’s cumulative TSR over the five year period presented in the table was $152.17, while the cumulative TSR of the peer group presented for this purpose, the NASDAQ Bank Index, was $129.40 over the same period. The Company’s cumulative TSR outperformed the NASDAQ Bank Index during three of the last five years presented in the table, representing the Company’s financial performance as compared to the companies comprising the NASDAQ Bank Index peer group. For more information regarding the Company’s performance and the companies that the Compensation Committee considers when determining compensation, refer to “Compensation Discussion and Analysis”.
Additional Information
The pay versus performance information reported above has been calculated in a manner consistent with SEC rules and interpretations based on payroll and stock plan records and the methodologies and assumptions described above. Companies have flexibility in the design of their compensation plans, in the allocation of targeted compensation to short- and long-term measures, and the selection of the types, features and terms, including vesting schedules, of long-term equity awards used over time, some of which may have been granted before or during the periods covered by the above tables, and the design may have changed year to year, and to make reasonable estimates and assumptions that reflect their compensation practices. Further, companies have discretion in choosing the “company-selected financial measure” used in the table, graphs and narrative. As a result, the ratios and relationships reported by other companies, which may have employed other compensation designs, estimates or assumptions, and which may have a significantly different compensation practices from the Company’s, are likely not comparable to the Company’s pay versus performance disclosures.
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Executive Compensation
INDEBTEDNESS OF MANAGEMENT AND RELATED PARTY TRANSACTIONS
In the ordinary course of business, the Bank has made loans, and may continue to make loans in the future, to the Bank’s and the Company’s officers, directors and employees. However, it is the Bank’s policy to not extend loans to executive officers of the Bank or the Company, or to directors and their affiliates, unless any such loan is approved in advance by the Board. Each such loan is made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the lender, and does not involve more than the normal risk of collectibility or present other unfavorable features. The Bank also provides wealth management services for managed accounts to directors and officers at discounted fees.
The Company has policies and procedures for reviewing related party transactions involving the Company’s and the Bank’s directors, executive officers and their affiliates. Each director and NEO of the Company and the Bank is required to complete a questionnaire annually, and each director who serves on the Audit Committee must complete a certification of independence annually. Both of these documents are designed to disclose all related party transactions, including loans, and this information is reviewed by management, the Audit Committee and the Board, as appropriate. Such transactions are subject to the standards set forth in the Company’s Code of Conduct and in applicable laws and regulations, including Regulation O promulgated by the Federal Reserve Board, SEC rules, and The NASDAQ Stock Market Listing Standards for determining the independence of directors. The questionnaires, certifications and Code of Conduct are all in writing. Other than as described above, and in the following paragraph, these documents did not disclose any related party transactions required to be specifically disclosed in this Proxy Statement.
On June 13, 2025, Edge Autonomy Intermediate II Holdings, LLC (an affiliate of Redwire Corporation a/k/a Redwire Space (“Redwire”)), as the lead borrower, and certain other Redwire affiliates, entered into a Credit Agreement and other documents with, among others, TCBI Securities, Inc. (doing business as Texas Capital Securities, a subsidiary of the Company) as co-lead arranger and co-bookrunner, and Texas Capital Bank, as one of the lenders, providing term loan financing of an aggregate of $90,000,000 that matures on April 28, 2027 in connection with an acquisition (the “Redwire Credit Agreement”). Jonathan E. Baliff, a director of the Company, was at the time of the transaction an executive officer of Redwire and certain of its subsidiaries, including the borrower and the guarantor under the Redwire Credit Agreement. The Board of Directors of the Company (with Mr. Baliff abstaining) approved the Company’s subsidiaries’ participation in the Redwire Credit Agreement prior to the consummation thereof.
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Executive Compensation
MANAGEMENT PROPOSALS
PROPOSAL FOUR – Approval of the Redomestication of the Company from Delaware to Texas by Conversion
Introduction
The Board recommended that stockholders approve the conversion of the Company from a corporation organized under the laws of the State of Delaware (the “Delaware Corporation”) to a corporation organized under the laws of the State of Texas (the “Texas Corporation”) and adopt the resolutions of the Board approving the redomestication attached as Annex B to this Proxy Statement, as more fully described in this Proposal Four. The Board determined that the redomestication is in the best interests of the Company and its stockholders. The Company refers to the proposed redomestication of the Delaware Corporation by way of a conversion into the Texas Corporation as the “Texas Redomestication” and the proposal as the “Texas Redomestication Proposal.”
The Company is not the first public company to consider redomiciling from Delaware to another jurisdiction. Other public companies that have redomiciled during the last two years include Coinbase Global, Inc., Dropbox, Inc., Simon Property Group, Inc., Tesla, Inc., The Trade Desk, Inc., TripAdvisor, Inc., and Eightco Holdings Inc. Other prominent companies incorporated in Texas include Atmos Energy Corporation and Southwest Airlines Co.
Reasons for the Texas Redomestication
The Board’s determination that the Texas Redomestication is in the best interests of the Company and its stockholders, and the Board’s decision to recommend that the Company’s stockholders vote to approve the Texas Redomestication, were the result of deliberations and consideration, including discussions with management and legal counsel. The following is a summary of the key reasons why the Board believes that the Texas Redomestication is in the best interests of the Company and its stockholders and requests that stockholders approve the Texas Redomestication Proposal.
Strong Operational Nexus to Texas
The Company’s proposal to change its state of incorporation from Delaware to Texas aligns the Company’s legal framework with its culture and strategic ambition to be the flagship, full‑service financial institution headquartered in Texas, and provides a tighter alignment among its identity, legal regime, regulatory environment, and strategic footprint, which can streamline governance and reduce friction in interactions with Texas regulators, courts, and business partners. The Board believes the change may also enhance long‑term stockholder value by providing a clearer, more predictable, and more business‑supportive governance environment.
The Company is committed to Texas. Texas is the Company’s home state and headquarters. The majority of its branch operations and offices are in Texas. Executive management is based in Texas, as are the majority of the Company’s banking, treasury, investment banking and trading, wealth management and operations employees. A majority of the Board members reside in Texas. Members of the Board are also directors of Texas Capital Bank, a Texas state-chartered bank and the Company’s primary operating subsidiary, which is regulated by Texas law and regulators and is statutorily required to have the majority of its board residing in Texas. In short, management of the Company conducts the Company’s operations and decision-making in Texas. The Company’s Board meetings and the Company’s annual stockholders’ meetings have been and are held in Texas. The Company continues to invest in the expansion of the Company’s Texas operations. Becoming a Texas corporation would send a strong signal of the Company’s commitment to Texas and its communities that have done so much for the Company already, and that are so important to the Company’s future.
By comparison, the Company has no operations in Delaware. The Company’s executives and management do not operate in Delaware. The Company does not hold Board meetings in Delaware and the Board does not
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otherwise visit Delaware as part of their site visits. Delaware was originally chosen as the Company’s state of incorporation in 1996 because of its legal framework, which the Board no longer believes is best suited for the Company’s needs. The Board believes there is strategic value in unifying the Company’s legal jurisdiction and operational headquarters in a single state.
Value in Local Decision-Making
One advantage of home-state incorporation is that the legislators and judges making corporate law  are drawn from the community in which the Company operates. Corporate law and litigation often overlap with and impact business, employment, and operational matters. The Board believes that local decision-makers have a deeper understanding of the Company’s business, and therefore are best situated to make decisions that may impact the Company’s corporate governance.
May Reduce the Potential for Opportunistic and Frivolous Litigation
The Texas Redomestication may reduce the potential for opportunistic and frivolous litigation against the Company, its subsidiaries and their directors and officers. The Board and management believe that the recent amendments to the Texas Business Organizations Code (the “TBOC”) in 2025 (the “Texas Law Amendments”), which are further described below, reduce “litigation overhang” and allow boards and management teams of public companies such as the Company to focus more of their time and capital on disciplined execution for stockholders.
The Texas Law Amendments included Texas Senate Bill 29, effective May 14, 2025, expressly codifies the business judgment rule for publicly traded Texas corporations (and other Texas corporations that opt in), creating statutory presumptions that, when making business decisions, directors and officers act in good faith, on an informed basis, in the best interests of the corporation, and in compliance with the entity’s governing documents. This codification would, if the Texas Redomestication is approved, give the Company and its shareholders greater certainty about how courts will review board decisions, replacing open‑ended standards with clear rules that discourage hindsight attacks on good faith judgments made in a dynamic, complex and highly regulated banking environment. Although codifying the business judgment rule may lower the volume and severity of shareholder litigation over business decisions, it does not eliminate liability for fraud, intentional misconduct, knowing legal violations or ultra vires acts. A plaintiff asserting breach of any fiduciary duty must now both rebut at least one of those presumptions and plead and prove that the breach involved fraud, intentional misconduct, a knowing violation of law or an ultra vires act. The Board and management believe that the Texas Law Amendments will result in a shift toward fewer but more serious cases, with stronger pleading and ownership requirements, and more decisions resolved at the motion to dismiss or summary judgment stage rather than through costly, discovery‑heavy litigation.
For Texas corporations and their insurers that provide directors’ and officers’ coverage, this greater predictability can reduce defense costs, settlement pressure, and the need to “price in” expensive litigation risk for board decisions.
The Texas Law Amendments also permit Texas corporations to adopt tailored limitations on derivative suits, including a reasonable minimum ownership threshold (up to three percent (3%) of outstanding shares) and structured demand processes, that help screen out lawyer-driven, low‑merit litigation while preserving robust remedies for genuine misconduct. Although Delaware derivative standing requires contemporaneous and continuous ownership of shares, it does not impose any minimum ownership percentage. By way of illustration, the plaintiff who successfully sued Elon Musk and several Tesla directors over Elon Musk’s approximately $56 billion compensation package owned nine shares, yet his attorneys sought legal fees in the form of stock valued at approximately $7.3 billion (in response, the trial court originally awarded the plaintiff $345 million but that amount was subsequently reduced on appeal to $68 million). As described below in “Comparison of Stockholder Rights under Delaware and Texas Law,” the proposed Certificate of Formation of the Texas Corporation in the form appended to this Proxy Statement as Annex F (the “Texas Certificate of Formation”) includes an ownership threshold of one percent (1%) of the Company’s outstanding shares that must be held by a plaintiff or group of plaintiffs to initiate a derivative claim, which the Board believes will reduce the potential for opportunistic and frivolous litigation by limiting the ability of persons with a limited economic interest in the Company to bring claims that do not materially benefit shareholders as a whole.
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Texas also defers to the decision of an independent board committee or panel of independent person(s) concerning whether a derivative action is in the best interests of the corporation. In addition, shareholders in Texas corporations may not use books and records demands in connection with an active derivative proceeding.
The Texas Law Amendments also prohibit attorney fee awards in “disclosure-only” settlements that are routinely sought in public merger transactions, which is expected to discourage certain members of the plaintiffs’ bar from reflexively claiming inadequate disclosure.
Further, Texas law now allows corporations to establish in their certificate of formation or bylaws an exclusive forum for proceedings related to “internal entity claims,” as defined in the TBOC, and to adopt advance jury trial waivers, further improving predictability, reducing duplicative multi‑forum litigation risk, and potentially lowering the cost of resolving governance disputes for the benefit of all shareholders. The Company believes that establishing an exclusive forum in the Texas Business Court and implementing a waiver of jury trial provision could reduce its future costs of litigation by limiting the locale of such proceedings and eliminating jury trials of internal entity claims. The Company has included an exclusive forum provision and a waiver of jury trial in the proposed Texas Certificate of Formation.
Cost Savings for the Company
The Company’s current status as a Delaware corporation, despite being physically located in Texas, requires the Company to comply with franchise tax obligations in Delaware. For the most recent franchise tax period, the Company paid approximately $200,000 in franchise taxes to the State of Delaware, future payments of which will no longer be required if the Texas Redomestication is completed. Texas does not have a comparable annual tax based on outstanding equity. Rather, Texas’s franchise tax is based on receipts and is not expected to increase or decrease based on the Company’s state of incorporation.
Accordingly, the Texas Redomestication will result in net savings by the Company of at least $200,000 annually in addition to any reduction in litigation expense or insurance premiums that may be recognized. The annual filing fees to qualify as a foreign corporation in other jurisdictions are immaterial, and there are certain immaterial costs and fees associated with effecting the Texas Redomestication via conversion.
Preserves Stockholder Economic and Voting Rights
The Board expressly considered stockholders’ rights under Delaware law and Texas law and believes that the economic and voting rights of stockholders would, on balance, be reasonably comparable as a result of the proposed Texas Redomestication (see the section “Comparison of Stockholder Rights under Delaware and Texas Law” below for the Company’s summary of certain differences between Delaware law and Texas law). For example, both Delaware and Texas allow similar rules on the removal of directors with or without cause, voting thresholds for charter and bylaw amendments, blank check preferred stock, stock buybacks, distribution of dividends, and appraisal rights for certain corporate actions.
The Texas Certificate of Formation and the proposed Bylaws of the Texas Corporation in the form appended to this Proxy Statement as Annex G (the “Texas Bylaws” and, together with the Texas Certificate of Formation, the “Texas Governing Documents”) have been drafted with an intent to reflect generally the current Certificate of Incorporation of the Company (as amended, the “Delaware Charter”) and the current Amended and Restated Bylaws of the Company (as amended, the “Delaware Bylaws”) and to retain comparable stockholder economic and voting rights to the extent the Board deemed appropriate. Where there are distinctions between Delaware corporate law and Texas corporate law, the Board concluded that most were differences in default rules that could be reconciled by choices in the Texas Governing Documents (see the section “Certain Differences Between Delaware Charter and Bylaws and Texas Certificate of Formation and Bylaws” below for the Company’s summary of certain differences between the Delaware Charter and Delaware Bylaws and the Texas Certificate of Formation and Texas Bylaws, respectively. The proposed Texas Certificate of Formation provides certain additional shareholder rights as statutory requirements under the TBOC, that the Board considers as beneficial to stockholders. The Texas Bylaws also incorporate, among other things, enhancements to the existing procedural mechanics for shareholder nominations of directors and submissions of shareholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) at shareholder meetings.
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Provides Corporate Flexibility
The Board considered that Texas, unlike Delaware, has statutory provisions that would allow (though not require) the Company’s directors and officers to broadly consider the Company’s short-term and long-term interests in exercising their fiduciary duties, which will enable greater flexibility for strategic corporate actions.
Reflects Texas’s Competitive Position with Delaware with respect to Corporation Law and the Benefits of Recent TBOC Amendments
The Board considered Texas’s statute-focused approach to corporate law and other merits of Texas law determining that Texas’s approach is likely to foster more predictability than Delaware’s case-law based approach. Among other things, the Texas Law Amendments to the TBOC provide greater certainty about the standard to which directors and officers are held in fiduciary duty actions, which decreases reliance on judicial interpretation and promotes stability and certainty for corporate decision-making.
Additionally, Texas recently established the Texas Business Court to preside over certain corporate and commercial claims, analogous to Delaware’s Court of Chancery. The recent Texas Law Amendments permit the selection of Texas courts, including the Texas Business Court, as the exclusive forum for internal entity claims.
Feedback from Stockholders
During the Company’s 2025 stockholder outreach program, stockholders were generally supportive of the proposed Texas Redomestication but reasonably asked whether stockholder rights would be lost or otherwise diluted, including whether reincorporating in Texas primarily benefits directors and officers by reducing their liability exposure, and whether that change could dilute accountability or weaken stockholders’ ability to pursue valid claims. Stockholders also focused on process and governance and sought assurance that the Board carefully evaluated the benefits and risks of leaving Delaware, obtained independent legal and financial advice, and is not using the move to insulate itself from any existing or threatened litigation. The Board affirmed during the outreach, and reaffirms now, that the decision to reincorporate in Texas is forward‑looking and strategic, made in the absence of any specific transaction or pending claim or litigation that would be impaired by the move, and consistent with recent Delaware Supreme Court guidance that treating jurisdictional changes as ordinary business judgments is appropriate where no non‑ratable benefit exists. As further described above and below, the Board believes that the benefits of the Texas Redomestication outweigh any marginal changes in stockholder rights.
In sum, the Board believes that redomestication to Texas will align the Company’s corporate domicile with the state where its management, operations and regulators are situated. In addition, the Board believes that the Company’s move to Texas would couple stronger protection for good faith decision‑making with remedies reserved for true misconduct, positioning the Company to compete more effectively, attract and retain high‑caliber directors and executives, and deliver durable value for its shareholders. The Board considered the increasingly litigious environment in Delaware and its potential to cause unnecessary distraction to the Company’s directors and management team. The Board believes that redomestication to Texas may help the Company attract and retain qualified management and directors by reducing the risk of opportunistic and frivolous lawsuits. Redomestication will reduce franchise taxes and may also result in reduced legal and related costs for the Company and its shareholders, who bear the defense costs for corporate litigation through attorneys’ fees, indemnification obligations and increased insurance premiums.
Overview of Principal Differences and Similarities
The following table summarizes the principal differences and similarities of stockholder rights, governance features and other attributes of the existing Delaware Corporation as compared to the proposed Texas Corporation after the redomestication. This summary is subject to the actual provisions of Delaware and Texas law and the applicable provisions of the Delaware Charter and the Delaware Bylaws and the proposed Texas Certificate of Formation and the Texas Bylaws, described elsewhere in this Proxy Statement.
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See “Comparison of Stockholder Rights under Delaware and Texas Law” and “Certain Differences Between Delaware Charter and Bylaws and Texas Certificate of Formation and Bylaws” below.

Feature	Existing Delaware Corporation	Proposed Texas Corporation
One vote per share	√	√
Right of 10% of stockholders to call special meeting	√	√
Right of majority stockholders to act via written consent	√	√
Right to elect and remove directors	√	√
No “Poison Pill”	√	√
Majority vote to amend charter documents	√	√
Majority vote to approve fundamental transactions	√	√
Directors have fiduciary duties	√	√
Directors protected by business judgment rule	√	√
Indemnification of directors and officers and limitation of liability	√	√
Ability to issue blank check preferred	√	√
Delaware franchise tax	√	None
Texas franchise tax	√	√
Advance notice for stockholders to nominate directors	√	√
Advance notice for stockholders to propose matters for vote	√	√
Threshold ownership to submit SEC Rule 14a-8 stockholder proposals	None	None*
Stockholder inspection of corporate books and records	√	√
Waiver of jury trial in internal affairs actions	N/A	√
Exclusive forum for certain proceedings	N/A	√
Threshold ownership to institute derivative actions	1 share	1%
*However, please see Proposal Five in this Proxy Statement.
Principal Terms of the Texas Redomestication
The Texas Redomestication, if approved by stockholders, will be effected through a conversion pursuant to Section 266 of the Delaware General Corporation Law, as amended (the “DGCL”), and Title 1, Chapter 10, Subchapter C of the TBOC, as set forth in the plan of conversion included as Annex C to this Proxy Statement (the “Plan of Conversion”). Assuming approval by the stockholders, to accomplish the Texas Redomestication, the Company will file with the Secretary of State of the State of Delaware a Certificate of Conversion in the form appended to this Proxy Statement as Annex D (the “Delaware Certificate of Conversion”), and will file with the Secretary of State of the State of Texas (i) a Certificate of Conversion in the form appended to this Proxy Statement as Annex E (the “Texas Certificate of Conversion”), and (ii) the Texas Certificate of Formation, which will govern the converted entity as a Texas corporation. In addition, the Board has adopted the Texas Bylaws for the converted entity, subject to stockholder approval of the Texas Redomestication Proposal.
Approval of this Proposal Four, the Texas Redomestication Proposal, will constitute approval of the Plan of Conversion, the Texas Certificate of Formation and the Texas Bylaws.
Through the adoption of the Plan of Conversion, upon the consummation of the Texas Redomestication:
▪The Company will continue in existence as a Texas corporation and will continue to operate the Company’s business under the current name, “Texas Capital Bancshares, Inc.”
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▪The internal affairs of the Company will cease to be governed by Delaware law at the time the Plan of Conversion is effective and will be subject to Texas law, although Delaware law will continue to govern with respect to acts taken by the Company prior to conversion. See “Comparison of Stockholder Rights under Delaware and Texas Law” below.
▪The Company will cease to be governed by its existing charter and bylaws and will be instead subject to the provisions of the Texas Certificate of Formation and the Texas Bylaws. See “Certain Differences Between Delaware Charter and Bylaws and Texas Certificate of Formation and Bylaws” below.
▪The Texas Redomestication will not result in any change in headquarters, business, jobs, management, properties, location of any of the Company’s offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the costs and fees related to the Texas Redomestication).
▪Each outstanding share of the Company’s common stock, par value $0.01 per share (“Delaware Corporation Common Stock”), will automatically become one outstanding share of common stock, par value $0.01 per share, of the Texas Corporation (“Texas Corporation Common Stock”) pursuant to the Plan of Conversion.
▪Each outstanding share of the Company’s 5.75% Non-Cumulative Perpetual Preferred Stock, Series B, par value $0.01 per share (“Delaware Corporation Preferred Stock”), will automatically become one outstanding share of 5.75% Non-Cumulative Perpetual Preferred Stock, Series B, par value $0.01 per share, of the Texas Corporation (“Texas Corporation Preferred Stock”) pursuant to the Plan of Conversion.
▪Outstanding depositary receipts for the Delaware Corporation Preferred Stock will automatically become depositary receipts for the Texas Corporation Preferred Stock.
▪Stockholders will not need to exchange their existing stock certificates for new stock certificates.
▪Each outstanding restricted stock unit or other right to acquire shares of Delaware Corporation Common Stock will continue in existence and automatically become a restricted stock unit or other right to acquire an equal number of shares, respectively, of the Texas Corporation Common Stock under the same terms and conditions.
▪The Company’s common stock and depositary receipts for the Company’s outstanding preferred stock will continue to be traded on The NASDAQ Stock Market under the symbols “TCBI” and “TCBIO,” respectively. The Company does not expect any interruption in the trading of its common stock or depositary receipts as a result of the Texas Redomestication.
If stockholders approve the Texas Redomestication, the Company anticipates that the Texas Redomestication will become effective on June 1, 2026 (the “Effective Time”).
In connection with the Texas Redomestication, the Company intends to make filings with the Secretary of State of the State of Texas and the Secretary of State of the State of Delaware, and any other states where the Company is qualified to transact business, and does not anticipate making any other filings to effect the Texas Redomestication. Nonetheless, the Company may face legal challenges to the Texas Redomestication, including, among others, stockholder challenges under Delaware law, seeking to prevent the Texas Redomestication.
The Texas Redomestication may be delayed by the Board or the Plan of Conversion may be terminated and abandoned by action of the Board at any time prior to the Effective Time of the Texas Redomestication, whether before or after the approval by the Company’s stockholders, if the Board determines for any reason that such delay, termination or abandonment would be in the best interests of the Company and its stockholders, as the case may be.
The resolution of the Board approving the Texas Redomestication through the adoption of the Plan of Conversion is included as Annex B to this Proxy Statement (the “Texas Redomestication Resolution”).
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The Evaluation of the Proposal by the Board
The Board initially discussed the possibility of redomestication at a meeting on July 15, 2025 but did not take action at that time. At a meeting on October 21, 2025, the Board again discussed a potential redomestication, recent Delaware case law, the timeline and process for redomestication, a comparison of key Delaware, Nevada and Texas law provisions, and the impact of recently adopted legislation in Texas. This discussion was led by the Company’s Chief Legal Officer and outside counsel.
On January 21, 2026, the Board met again to discuss the redomestication process and rationales for and against redomestication, including the feedback from stockholders obtained during the Company’s engagement meetings. The Board further discussed the differences in the corporate law and courts of Delaware, Texas and Nevada. After considering other choices, the Board concluded that Texas’s statute-focused approach would likely foster more predictability than Delaware’s common-law approach, and that that predictability could be a competitive advantage for the Company in a time of business change in the banking industry. In addition, the Board considered several non-legal factors in its deliberations, including but not limited to the Company’s relative geographical and business ties to Delaware, Nevada and Texas, recurring franchise tax liability in Delaware, and the apparent increase in contingency fee-driven stockholder litigation in Delaware and its effect on insurance premiums for director and officer insurance.
On February 10, 2026, the Board met to further discuss the redomestication process and rationales for and against the Texas Redomestication and reviewed the proposed Texas Governing Documents, the proposed plan of conversion prepared by management for the Company to effectuate the Texas Redomestication, and the draft proxy statement to be submitted to stockholders at the Annual Meeting. After discussion and consideration, the Board members determined that redomesticating the Company in Texas was in the best interests of the Company and its stockholders and approved the Texas Redomestication, including the forms of the constituent documents and the Texas Redomestication Resolution included as Annexes to this Proxy Statement. The Board chose Texas over Nevada in large part because of the Company’s primary business operations located in Texas.
Recommendation of the Board
At its meeting on February 10, 2026, the Board adopted the Texas Redomestication Resolution and recommended that the Company’s stockholders approve the Texas Redomestication Resolution, adopt the Plan of Conversion and approve the conversion of the Company from a Delaware Corporation to a Texas Corporation. The Board directed that the Texas Redomestication be submitted for consideration by stockholders at the Annual Meeting. Pursuant to Section 266 of the DGCL, the Texas Redomestication Resolution is hereby submitted for adoption by the stockholders of the Company.
Potential Risks and Disadvantages of the Texas Redomestication
The Board also considered the following uncertainties, risks, disadvantages and potentially countervailing factors in their deliberations concerning the Texas Redomestication, which are not intended to be exhaustive and are not presented in any relative order of importance.
Possibility that Benefits Will Not be Realized
Although the Board believes that the Texas Redomestication is in the best interests of the Company and its stockholders, the Texas Redomestication may not result in all or any of the expected benefits described in this Proxy Statement, including the benefits of or resulting from incorporation under Texas law or the application of Texas law to the internal affairs of the Company. For the Company’s comparison of stockholders’ rights and the material substantive provisions that apply to the Board and executive officers under Delaware and Texas law, see “Comparison of Stockholder Rights under Delaware and Texas Law” below.
Delaware Exit Considerations and Risks Relating to the Board
Although the Board believes that the Texas Redomestication is in the best interests of the Company and its stockholders, and that recent Delaware case law can help inform and protect the Board’s decisions to redomesticate the Company in Texas, it is possible that certain stockholders may file litigation against the Company in connection with the Texas Redomestication. If such litigation is filed, a court may find that the
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Texas Redomestication is not fair to stockholders, even if stockholders approve the Texas Redomestication Proposal, and it may find that the process employed by the Board was not adequate or fair. Litigation relating to the Texas Redomestication, regardless of merit, may cause the Company to incur significant expense, distraction and time. Further, if a court determines that claims brought in such litigation are meritorious, the Company may be required to pay substantial monetary damages.
Loss of Extensive Delaware Case Law and Well-Established Court System
The Delaware Court of Chancery and Supreme Court are highly respected and experienced business courts with an extensive body of case law. The trials in Delaware are held before expert corporate law judges without a jury. Delaware statutory law is regularly updated by the legislature. The Delaware system has a long history and has been widely lauded for its expertise. The newly created Texas Business Court is already hearing cases but will need time to develop reputationally and build a body of case law that provides comparable levels of guidance to directors and officers but may also reference Delaware and other states’ precedent on cases or instances of first impression.
Certain Differences in Texas Law and Potential Criticism by Stockholders
The Company may face criticism over its decision to reincorporate in Texas from stockholders or advisory services such as ISS or Glass Lewis, who may draw adverse comparisons between Texas law and Delaware law on specific governance points or may generally hold a preference for Delaware incorporation.
Redomestication to Texas puts certain limitations on stockholder derivative lawsuits. Unlike Delaware, Texas limits derivative proceedings by requiring a demand on the corporation (whereas, in Delaware, a stockholder can bring a derivative proceeding without first making a litigation demand on the corporation’s board if the stockholder can adequately allege demand futility). Under Texas law, absent an issue with the independence and disinterestedness of the directors making the decision, the good faith of the inquiry and review, or the reasonableness of the procedures implemented, the board’s decision regarding how to proceed with allegations in a derivative action is binding on Texas courts. In addition, the Texas Certificate of Formation requires a 1% share ownership threshold for the initiation of derivative proceedings, as permitted by the TBOC (see the section “Certain Differences Between Delaware Charter and Bylaws and Texas Certificate of Formation and Bylaws” below). Lastly, shareholders in Texas may not use books and records demands in connection with an active derivative proceeding and must instead use a regular discovery process to gain access to materials to support their claims.
Although the Board determined that the rights of stockholders under the DGCL and the TBOC are reasonably comparable, at least on net (i.e., balancing relevant considerations against one another) and as relevant to the Company, the DGCL and Delaware case law collectively are different in certain respects than the TBOC and existing Texas case law in ways that may affect the rights of the Company’s stockholders. Please see the Company’s summary below of certain differences in the section entitled “Comparison of Stockholder Rights under Delaware and Texas Law.” For instance, as further explained in the Company’s summary below, under the TBOC, a shareholder may inspect a Texas corporation’s books and records, subject to certain limitations, if such shareholder holds at least 5% of the outstanding shares of stock of the Texas corporation or has been a holder of shares for at least six months. The DGCL, on the other hand, does not require that a stockholder hold a certain number of shares or hold such shares for a stated period of time prior to exercising their books and records inspection rights. Thus, it is possible that some of the Company’s shorter-term stockholders entitled to make a books and records demand today (as stockholders in a Delaware corporation) will not be able to make a similar demand following the Texas Redomestication.
Further, the TBOC expressly provides that it does not prohibit directors or officers from considering, approving or taking an action that promotes or has the effect of promoting a social, charitable or environmental purpose. Under Delaware law, on the other hand, while there is no express statutory authority to consider such purposes, fiduciary duties under Delaware law permit directors to only promote social, charitable, environmental or other purposes if doing so serves the ultimate purpose of long-term stockholder value maximization, unless the corporation is specifically incorporated as a public benefit corporation. As a result, as a Texas corporation, it is possible that the Company’s directors may consider the interests of other constituents without regard to shareholder value maximization.
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Notwithstanding the conclusions of the Board with respect to the Texas Redomestication Proposal, it is nevertheless possible that familiarity with Delaware courts and perceptions regarding the breadth and stability of Delaware corporate law may impact the views of certain investors or certain members of the financial services industry, as well as potential director and officer candidates. It is possible that these external perceptions regarding Delaware law may impact the behaviors of such third parties, which could have an adverse effect on the Company’s business.
Transaction Costs
The Company will also incur certain non-recurring costs in connection with the Texas Redomestication, including certain filing fees and legal and other transaction costs. As noted above, the Company may face legal challenges in connection with the Texas Redomestication, and the Company may also face additional media scrutiny. The Company believes that a majority of these costs have already been incurred or will be incurred by the submission of the Texas Redomestication Proposal to stockholders regardless of whether the Texas Redomestication is ultimately completed, except for any litigation-related expenses that may arise, which the Company cannot predict. Many of the expenses that will be incurred and other potential transaction costs are difficult to accurately estimate at the present time, and additional unanticipated costs may be incurred in connection with the Texas Redomestication. However, going forward the Company anticipates annual estimated Delaware franchise tax savings of approximately $200,000 as a result of the Texas Redomestication.
Certain Differences Between Delaware Charter and Bylaws and Texas Certificate of Formation and Bylaws
Certain differences between the Delaware Charter and the proposed Texas Certificate of Formation are summarized below:

Issue	Delaware Charter	Texas Certificate of Formation
Stockholder Voting Threshold (Acts requiring stockholder approval by a majority or more of voting stock)
Under the DGCL, certain matters subject to a stockholder vote, including certain business transactions including, without limitation, mergers, conversions, sales of substantially all assets, require a default vote of the holders of a majority of the outstanding shares entitled to vote thereon, unless the charter specifies a higher voting threshold. The current Delaware Charter does not include a higher voting threshold so the default voting standard for such business transactions applies.

Under the TBOC, certain matters subject to a shareholder vote, including “fundamental business transactions” such as mergers, sales of substantially all assets, and other transactions, require a default vote of 2/3 of the shareholders of each class, unless the charter specifies a lower voting threshold. The proposed Texas Certificate of Formation contains language setting the default voting thresholds at a majority standard unless a different standard is specified elsewhere in the Texas Certificate of Formation, in order to mirror the DGCL and the absence of special provisions in the Delaware Charter.

Cumulative Voting
Under the DGCL, cumulative voting for the election of directors is allowed only as provided in the corporation’s certificate of incorporation. The current Delaware Charter provides that stockholders of the Company shall not be permitted to cumulate their votes for the election of directors.

Under the TBOC, in order to vote cumulatively in a board of directors election, cumulative voting must be authorized by the certificate of formation. The proposed Texas Certificate of Formation re-affirms that shareholders do not have a right to cumulative voting.

Board of Directors Vacancies
Under the DGCL, unless otherwise provided in the governing documents, vacancies on the board of directors can only be filled by vote of a majority of the remaining members of the board of directors or by a sole remaining director, and not by the stockholders.

The TBOC provides that director vacancies may be filled (1) by a vote of a majority of the remaining members of the board of directors, (2) by a sole remaining director, or (3) by a vote of holders of a majority of the outstanding shares of stock. Additionally, the TBOC prevents a board of directors from filling more than two vacancies caused by an increase in the size of the board of directors between any two annual meetings of shareholders, and any directors appointed or elected by the board of directors or shareholders to fill a vacancy can only serve until the next annual meeting of the shareholders (or special meeting called to elect directors).

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Issue	Delaware Charter	Texas Certificate of Formation
Board of Directors Vacancies (cont.)
The Delaware Charter does not contain any provisions regarding filling of vacancies on the Board. However, the Delaware Bylaws do contain provisions regarding the filling of vacancies on the Board (See discussion of the Delaware Bylaws below).

The proposed Texas Certificate of Formation provides that director vacancies may be filled in any manner permitted by the TBOC and the Texas Bylaws, in each case to the extent permitted by the TBOC. (See discussion of the Texas Bylaws below.)

Director and Officer Liability	The Delaware Charter eliminates the personal liability of directors for monetary damages for any breach of fiduciary duties as a director, to the fullest extent permitted by the DGCL.
The proposed Texas Certificate of Formation eliminates the personal liability of directors and officers for monetary damages for any breach of fiduciary duties as a director or officer, as applicable, to the fullest extent permitted by the TBOC.

Action by Written Consent
Under the DGCL, unless otherwise provided in the certificate of incorporation, stockholders may act by written consent in lieu of meeting if one or more written consents setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation in the manner required by the DGCL. If less than unanimous written consent is given, the corporation must give prompt notice of the action taken to the non-consenting stockholders.
The Delaware Charter does not contain any provisions regarding stockholder action by written consent. However, the Delaware Bylaws do contain provisions regarding stockholder action by less than unanimous written consent (See discussion of the Delaware Bylaws below).

Under the TBOC, shareholders are required to have the option to act by written consent in lieu of a meeting. A provision in the certificate of formation may authorize approval by less than unanimous consent. If less than unanimous written consent is given, the corporation must give prompt notice of the action taken to the non-consenting shareholders.
The proposed Texas Certificate of Formation provides that shareholders may act by written consent in lieu of a meeting if consents are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon at a meeting. This formulation most closely aligns with the provisions of the current Delaware Bylaws.

Calling of Special Stockholder Meetings
Under the DGCL, special meetings may be called by the board of directors or such other person or persons as may be authorized in the certificate of incorporation or the bylaws.
The Delaware Charter does not contain any provisions regarding the calling of special meetings. However, the Delaware Bylaws do contain provisions regarding the calling of special meetings (See discussion of the Delaware Bylaws below).

The proposed Texas Certificate of Formation provides that special meetings of shareholders may be called by the Board, the chairperson of the Board, the chief executive officer, the president, or by shareholders holding at least 10% of the shares entitled to vote on the proposed action of such meeting. This formulation most closely aligns with the provisions of the current Delaware Bylaws.

Indemnification
The Delaware Charter authorizes the indemnification of directors and officers to the fullest extent permitted by Delaware law as it exists or may be amended from time to time, and includes provisions regarding the procedures for seeking indemnification, advancement of expenses, insurance and non-exclusivity of rights.

The proposed Texas Certificate of Formation authorizes the indemnification of directors, officers and other persons to the fullest extent permitted by Texas law as it exists or may be amended from time to time. Detailed procedural rules and related provisions are included in the proposed Texas Bylaws (See discussion of the Texas Bylaws below).

Required Ownership to Institute a Derivative Proceeding	The Delaware Charter does not contain any provisions relating to a threshold for individual stockholders or groups of stockholders to institute or maintain a derivative proceeding.
Under the TBOC and the Texas Law Amendments, public Texas corporations may adopt a minimum share ownership percentage for individual shareholders or groups of shareholders to own in order to institute or maintain a derivative proceeding. The threshold may not exceed 3% of a corporation’s outstanding shares.

The proposed Texas Certificate of Formation includes a 1% threshold for individual shareholders or groups of shareholders to institute or maintain a derivative proceeding.
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Issue	Delaware Charter	Texas Certificate of Formation
Waiver of Jury Trial	Neither the Delaware Charter nor the Delaware Bylaws contain any provisions relating to a waiver of jury trial.
Under Texas law, in civil cases, a party generally has a right to a jury trial to determine questions of fact if the party timely demands a jury and pays the jury fee. The Texas Law Amendments allow a corporation to include a waiver of jury trial in its governing documents for proceedings arising out of, or relating to, any “internal entity claim,” as defined in the TBOC, and that such waiver will constitute an intentional consent to waiver if enforced against a party approving the charter or bylaws, or acquiring a security after such provisions are adopted, continuing to hold a security of a public company after such provisions are adopted, or by other methods permitted under law.

The proposed Texas Certificate of Formation includes a provision providing for a waiver of jury trial in proceedings arising out of, or relating to, any “internal entity claim,” as defined in the TBOC.

Exclusive Forum
Under the DGCL, a corporation may include provisions in its governing documents relating to the exclusive forum for certain proceedings.
Neither the current Delaware Charter nor the current Delaware Bylaws contain any exclusive forum provision.

Under the TBOC and the Texas Law Amendments, a corporation may include provisions in its bylaws relating to the exclusive forum for certain proceedings.
The proposed Texas Certificate of Formation provides that the sole and exclusive forum for certain matters relating to the internal affairs of the corporation and other matters shall be, first, the Business Court in the First Business Court Division of the State of Texas (which Division includes the county of the Company’s Texas corporate headquarters (Dallas)), unless such court lacks jurisdiction, in which case the exclusive forum shall be the federal district court for the Northern District of Texas, Dallas Division.

The exclusive forum provision in the proposed Texas Certificate of Formation explicitly states that it shall not apply to any direct claims under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Certain differences between the Delaware Bylaws and the proposed Texas Bylaws are as follows:

Issue	Delaware Bylaws	Texas Bylaws
Board of Directors Vacancies	The current Delaware Bylaws provide that vacancies on the Board can only be filled by vote of a majority of the remaining members of the Board or by a sole remaining director, and not by stockholders.	The proposed Texas Bylaws provide that director vacancies may be filled in any manner permitted by the TBOC, in each case to the extent permitted by the TBOC.
Action by Written Consent	The current Delaware Bylaws authorize stockholder action by written consent if consents are executed by the number of holders that would be sufficient to take the required action at a meeting.
Under the TBOC, shareholders are required to have the option to act by written consent in lieu of a meeting. Consistent with the provisions of the proposed Texas Certificate of Formation, the proposed Texas Bylaws follow the rule of the Delaware Bylaws and authorize stockholder action by written consent if consents are executed by the number of holders that would be sufficient to take the required action at a meeting.

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Redomestication of the Company to Texas

Issue	Delaware Bylaws	Texas Bylaws
Calling of Special Stockholder Meetings
The current Delaware Bylaws provide that special stockholder meetings may be called by the Board, the chairperson of the Board, the chief executive officer, or upon the request of stockholders holding not less than 10% of all shares issued and outstanding and entitled to vote at such meeting.

Under the TBOC, shareholders that own a certain percentage of shares having the right to vote thereat, as specified in the certificate of formation, but not to exceed 50%, are required to have the right to call special shareholder meetings. The proposed Texas Bylaws provide that holders of not less than 10% of shares of stock entitled to vote thereat may call a special meeting of shareholders, which parallels the current Delaware Bylaws and the proposed Texas Certificate of Formation.

Cancellation or Postponement of Special Stockholder Meetings	The current Delaware Bylaws provide that the Board may postpone or cancel a special stockholder meeting, except a special meeting properly requested by stockholders.
The proposed Texas Bylaws provide that the Board may not cancel a special shareholder meeting called by shareholders, although the Board retains the right to postpone and reschedule shareholder meetings. The Board may cancel a meeting that is not called by shareholders, to the extent permitted under the TBOC.

Proxies	The current Delaware Bylaws provide that no proxy authorized by a stockholder is valid after three years from the date of its execution, unless the proxy provides for a longer period.
Under the TBOC, a proxy is not valid for more than eleven months after the date the proxy is executed, unless otherwise provided by the proxy, and so the proposed Texas Bylaws provide that no proxy shall be voted or acted upon after eleven months from its date, unless the proxy provides for a longer period.

Board of Directors Committees
The current Delaware Bylaws provide that each committee shall have the powers and duties as the Board may confer pursuant to the DGCL. Under the DGCL, no committee of directors shall have the power or authority to (1) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (2) adopt, amend, or repeal bylaws, or (3) unless authorized by a resolution of the board of directors, the certificate of incorporation or the bylaws, declare a dividend or authorize the issuance of stock.

The proposed Texas Bylaws provide that committees of directors shall not have the power or authority to approve or adopt, or recommend to the shareholders any action or matter (other than the election or removal of directors), expressly required by the TBOC to be submitted to shareholders for approval or which otherwise may not be delegated to a committee. Subject to the foregoing, and to the limitations below, to the extent provided in the Texas Governing Documents or a resolution of the Board, a board committee has the authority of the Board.
The proposed Texas Bylaws, by reference to the TBOC, acknowledge that, under the TBOC, a committee of directors is prohibited from taking certain actions. The TBOC provides that a committee of the board of directors may not:

(1) amend the certificate of formation, except to: (A) establish a series of shares; (B) increase or decrease the number of shares in a series; or (C) eliminate a series of shares established by the board of directors;
(2) propose a reduction of stated capital;
(3) approve a plan of merger, share exchange, or conversion of the corporation;
(4) recommend to shareholders the sale, lease, or exchange of all or substantially all of the property and assets of the corporation not made in the usual and regular course of its business;

(5) recommend to the shareholders a voluntary winding up and termination or revocation of a voluntary winding up and termination;
(6) amend, alter, or repeal the bylaws or adopt new bylaws;
(7) fill vacancies on the board of directors;
(8) fill vacancies on or designate alternate members of a committee of the board of directors;

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Issue	Delaware Bylaws	Texas Bylaws
Board of Directors Committees (cont.)
(9) fill a vacancy to be filled because of an increase in the number of directors;
(10) elect or remove officers of the corporation or members or alternate members of a committee of the board of directors;
(11) set the compensation of the members or alternate members of a committee of the board of directors; or
(12) alter or repeal a resolution of the board of directors that states that it may not be amended or repealed by a committee of the board of directors.

Single Notice to Multiple Stockholders
The current Delaware Bylaws provide that written notice of every meeting of stockholders shall be given by personal delivery or by mail or by electronic communication to the extent permitted by the DGCL. The DGCL permits the corporation to deliver a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. The DGCL further provides that any stockholder who fails to object within 60 days of having been given written notice by the corporation of the intention to send the single notice shall be deemed to have consented to receiving such single notice.

The TBOC does not currently contain provisions specifically allowing for a single notice to be delivered to multiple shareholders at the same address, and so the right of the corporation to so deliver notice is limited by the TBOC. The TBOC does not have provisions specifically allowing the corporation not to deliver notice where such notice would be unlawful.
The proposed Texas Bylaws permit the Company to deliver a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given and subject to the TBOC.

Indemnification
The current Delaware Charter provides that the Company shall indemnify directors and officers to the fullest extent permitted by Delaware law as it exists or may be amended from time to time, or any other applicable laws presently or thereafter in effect. The current Delaware Bylaws similarly provide that the Company shall indemnify its directors and officers to the fullest extent permitted by the DGCL.
Under Delaware law, a corporation may indemnify (among others) a director or officer against expenses, judgments, fines and amounts paid in settlement reasonably incurred by the person in connection with a legal proceeding, other than an action by or in the right of the corporation, provided such a director or officer acted in good faith and reasonably believed: (1) that such person’s conduct was in or not opposed to the best interests of the corporation, and (2) in the case of a criminal proceeding, that such person had no reasonable cause to believe their conduct was unlawful.
In connection with an action by or in the right of the corporation against (among others) a director or officer, the corporation may indemnify such director or officer for expenses actually and reasonably incurred in connection with such suit: (1) if such person acted in good faith and a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and (2) if such person is found liable to the corporation, only if ordered by a court of law.

The proposed Texas Certificate of Formation authorizes the indemnification of directors and officers to the fullest extent permitted by Texas law as it exists or may be amended from time to time.
Under the TBOC, a corporation may indemnify a director or officer against judgments and expenses reasonably incurred by the director or officer in connection with a legal proceeding if the director or officer: (1) acted in good faith, (2) reasonably believed, in the case of conduct in the person’s official capacity, that the person’s conduct was in the corporation’s best interests, and otherwise, that the person’s conduct was not opposed to the corporation’s best interests, and (3) in the case of a criminal proceeding, did not have reasonable cause to believe the person’s conduct was unlawful.
If, however, the director or officer is found liable to the corporation or is found liable on the basis that such director or officer received an improper personal benefit, then indemnification is limited to the reimbursement of reasonable expenses actually incurred. Additionally, no indemnification will be available if a director or officer is found liable for: (1) willful or intentional misconduct, (2) breach of the duty of loyalty, or (3) an act or omission not committed in good faith that constitutes a breach of a duty owed to the corporation.
The proposed Texas Bylaws set forth the procedural rules for the mandatory indemnification of directors and officers and the permissive indemnification of others, consistent with the limitations of the TBOC.

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Redomestication of the Company to Texas

Issue	Delaware Bylaws	Texas Bylaws
Advancement of Expenses
The current Delaware Bylaws provide that expenses incurred by an officer or director in connection with any legal proceedings will be advanced by the Company upon the Company’s receipt of an undertaking by the person to repay such amounts if it is ultimately determined that the person is not entitled to indemnification.

Under the TBOC, before a corporation can advance expenses incurred by a director or officer in connection with any legal proceedings, a director or officer is required to provide: (1) a written affirmation by the person of the person’s good faith belief that the person has met the standard of conduct necessary for indemnification; and (2) a written undertaking by or on behalf of the person to repay the amount paid or reimbursed if the final determination is that the person has not met that standard or that indemnification is prohibited by the TBOC. These requirements are included in the proposed Texas Bylaws.

Amendments	The current Delaware Bylaws provide that the Bylaws may be amended by the stockholders or the Board.
The proposed Texas Bylaws provide that the Bylaws may be amended by the Board or the shareholders; provided, however, that a Bylaw amendment adopted by shareholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the Board. A proposal by one or more shareholders to amend the bylaws must be presented in compliance with the advance notice provisions of the proposed Texas Bylaws.

Comparison of Stockholder Rights under Delaware Law and Texas Law
The rights of the Company’s stockholders are currently governed by the DGCL, Delaware case law, the Delaware Charter and the Delaware Bylaws. Following completion of the Texas Redomestication, the rights of the Company’s stockholders will be governed by the TBOC, Texas case law, the Texas Certificate of Formation and the Texas Bylaws. The Board has found that the corporate laws of Texas and of Delaware are reasonably comparable, at least on net (i.e., balancing relevant considerations against one another) and as relevant to the Company.
The statutory corporate laws of Texas, as governed by the TBOC, are similar in many respects to those of Delaware, as governed by the DGCL. However, there are certain individual differences that may relate to stockholder’s rights as a stockholder, as well as the corporate governance of the Company. The following are brief summaries of certain legal considerations relating to the current rights of stockholders of a Delaware corporation and the shareholders of a Texas corporation and the corporate governance of a company in Delaware and in Texas.
The following discussion does not provide a complete description of the differences that may affect current and future stockholders. This summary is qualified in its entirety by reference to the DGCL and the TBOC, the Delaware Charter and the Delaware Bylaws, the Texas Certificate of Formation and the Texas Bylaws, and the body of case law in both jurisdictions, and some of the differences in the legal considerations below may not affect stockholders in light of the provisions of the Texas Certificate of Formation and Texas Bylaws, which opt in to certain determinations as permitted under the TBOC. For convenience, the term “governing documents” includes the certificate of incorporation of a Delaware corporation or the certificate of formation of a Texas corporation and the entity’s bylaws.
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Redomestication of the Company to Texas

Issue	Delaware	Texas
Fiduciary Duties
In Delaware, fiduciary duties are generally developed by case law.
In general, directors and officers owe fiduciary duties of care and loyalty (which further include the duties of good faith, oversight, and disclosure) to the corporation and its stockholders.
The duty of care requires a director to perform his or her duties with such care as an ordinarily prudent man would use in similar circumstances. The duty of care requires directors not to act with gross negligence, including, depending on the facts and circumstances, by being well-informed and gathering and considering reasonably available relevant information.
The duty of loyalty requires directors to act in good faith and under the belief that their actions will be best for the corporation and its stockholders.
Directors are “fully protected” if they rely in good faith upon the records of the corporation and upon such information, opinions, reports or statements presented to the corporation by any of the corporation's officers or employees, or committees of the board of directors, or by any other person as to matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the corporation.

In Texas, fiduciary duties are generally developed by case law.
Directors and officers owe fiduciary duties of loyalty, due care, and obedience (i.e., duty to follow the law) to the corporation.
The duty of loyalty dictates that a corporate officer or director must act in good faith and must not allow his or her personal interest to prevail over the interest of the corporation. The duty of care requires the director to handle his or her duties with such care as an ordinarily prudent man would use under similar circumstances. In performing this obligation, the director must be diligent and informed and exercise honest and unbiased business judgment in pursuit of corporate interests.
Directors and officers may rely on information, opinions, reports, or statements, including financial statements and other financial data, prepared or presented by an officer or employee of the entity, legal counsel, a certified public accountant, an investment banker, a person who the director or officer reasonably believes possesses professional expertise in the matter, or a committee of the corporation on which the director or officer does not serve.
Under the Texas Law Amendments, directors and officers, in exercising their powers with respect to the entity, may (but are not required to) consider the laws and judicial decisions of other states and the practices observed by entities formed in those other states.

Business Judgment Rule
Under Delaware law, directors and officers are generally protected by the business judgment rule, which is a presumption that in making a business decision the directors of a corporation acted on an informed basis, in good faith and in the honest belief that the action taken was in the best interests of the company. Under the business judgment rule, a court will generally not second-guess directors’ decisions unless the business judgment rule’s presumptions have been rebutted for a majority of directors who made the challenged decision. If the business judgment rule’s presumptions have been rebutted for a majority of directors, directors will not be personally liable absent a finding of non-exculpated fiduciary misconduct. Personal liability for breach of the duty of care cannot occur unless (1) the director acted with gross negligence and (2) the certificate of incorporation lacks an applicable exculpation provision.
The Delaware Charter contains an exculpation provision which forecloses personal liability for duty of care breaches by directors.
Delaware courts apply enhanced scrutiny in certain scenarios involving the adoption of defensive measures, certain change of control transactions, and certain scenarios involving interference with stockholders’ voting rights. If enhanced scrutiny applies, the court generally reviews directors’ actions for reasonableness. Delaware courts apply the entire fairness standard of review where either (1) a majority of directors who made the challenged decision were interested or lacked independence or (2) the transaction involved a conflicted controlling stockholder. However, the DGCL provides that if

Under Texas law, directors and officers are generally protected by the business judgment rule, which protects directors and officers from liability for decisions that may be considered negligent, unwise inexpedient or imprudent if made in good faith and within their discretion in furtherance of the corporation’s interests. Texas courts have typically not imposed liability on disinterested directors unless the conduct involves fraud or an ultra vires act, although Texas case law is not clear as to whether “gross negligence” will support a breach of the duty of loyalty and therefore impose liability. In addition, the Texas Certificate of Formation has an exculpation provision which forecloses personal liability of directors for duty of care breaches, including those involving gross negligence.
The Texas Law Amendments codify the business judgment rule for corporations that (1) have a class of voting shares listed on a national securities exchange or (2) include in their governing documents a statement affirmatively electing to be governed by such section, and establish a presumption that directors and officers of such corporations, in deciding upon matters of business, are presumed to act in good faith, on an informed basis, in furtherance of the interests of the corporation, and in obedience to the law and the corporation’s governing documents.
Because the Texas Certificate of Formation contains a provision that adopts Section 21.419 of the TBOC, neither a corporation nor any of the corporation ’s shareholders has a cause of action against a director or officer of the corporation as a result of any act or omission in the person’s

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Redomestication of the Company to Texas

Issue	Delaware	Texas
Business Judgment Rule (cont.)	a statutory safe harbor applies, the act or transaction cannot be the subject of equitable relief or give rise to an award of money damages against directors, officers, or controlling stockholders.
capacity as a director or officer unless: (1) the claimant rebuts one or more of the statutory presumptions; and (2) it is proven by the claimant that: (A) the director’s or officer’s act or omission constituted a breach of one or more of the person’s duties as a director or officer; and (B) the breach involved fraud, intentional misconduct, an ultra vires act, or a knowing violation of law.
The presumptions contained in the Texas Law Amendments (1) are in addition to any legal presumption arising under common law or the TBOC, (2) do not abrogate or lessen any other presumption, defense or privilege under other constitutional, statutory, case or common law in favor of the director or officer, and (3) do not limit the applicability of a provisions contained in the certificate of formation limiting monetary liability of a director or officer.

Limitation of Personal Liability of Directors and Officers
Under the DGCL, a Delaware corporation is permitted to adopt a provision in its certificate of incorporation eliminating or limiting the personal liability of a director or officer to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, provided that such provision does not eliminate or limit the liability of: (i) a director or officer breaching the duty of loyalty to the corporation or its stockholders; (ii) a director or officer failing to act in good faith, engaging in intentional misconduct or a knowing violation of law; (iii) a director declaring an illegal dividend or approving an illegal stock purchase or redemption; (iv) a director or officer obtaining an improper personal benefit from the corporation; or (v) an officer in any action by or in the right of a Delaware corporation.

Under the TBOC, a Texas corporation is permitted to provide that a managerial official (i.e., a director or officer) is not liable, or is liable only to the extent provided by the certificate of formation, to the corporation or its shareholders for monetary damages for an act or omission by the person in the person’s capacity as a managerial official.
The TBOC does not, however, permit any limitation of the liability of a managerial official for: (i) a breach of the duty of loyalty, if any, to the corporation or its shareholders; (ii) an act or omission not in good faith that constitutes a breach of duty of the person to the corporation or involves intentional misconduct or a knowing violation of law; (iii) a transaction from which the person receives an improper benefit, regardless of whether the benefit resulted from an action taken within the scope of the person’s duties; or (iv) an act or omission for which the liability of a director is expressly provided by an applicable statute (such as wrongful distributions).

Number of Directors
Under the DGCL, the number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors. If the certificate of incorporation fixes the number of directors, then a change in the number of directors shall be made only by amendment of the certificate of incorporation.

Under the TBOC, the number of directors shall be set by, or in the manner provided by, the governing documents, except that the number of directors on the initial board of directors must be set by the certificate of formation.
The number of directors may be increased or decreased by amendment to, or as provided by, the governing documents.
If the governing documents do not set the number constituting the board of directors or provide for the manner in which the number of directors must be determined, the number of directors is the same as the number constituting the initial board of directors as set by the certificate of formation.

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Redomestication of the Company to Texas

Issue	Delaware	Texas
Procedures for Filling Vacant Directorships
Under the DGCL, unless otherwise provided in the governing documents: (1) vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director; and (2) whenever the holders of any class or classes of stock or series thereof are entitled to elect 1 or more directors by the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.
In the case of a Delaware corporation the directors of which are divided into classes, any directors chosen by (1) or (2) of the above shall hold office until the next election of the class for which such directors shall have been chosen, and until their successors shall be elected and qualified.

Under the TBOC, except as provided below with respect to class voting, vacancies may be filled by the affirmative vote of the majority of the remaining directors, even if less than a quorum, or by the election at an annual or special meeting of shareholders called for that purpose.
The term of a director elected to fill a vacancy occurring in the board of directors is the unexpired term of the director’s predecessor in office.
Except as provided below with respect to class voting, a directorship to be filled because of an increase in the number of directors may be filled by the shareholders or by the board of directors for a term of office continuing only until the next election of one or more directors by the shareholders. The board of directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders.
Unless otherwise authorized by the corporation’s certificate of formation, a vacancy or a newly created vacancy in a director position that the certificate of formation entitles the holders of a class or series of shares or group of classes or series of shares to elect may be filled only: (1) by the affirmative vote of the majority of the directors then in office elected by the class, series, or group; (2) by the sole remaining director elected in that manner; or (3) by the affirmative vote of the holders of the outstanding shares of the class, series, or group.

Removal of Directors
Under the DGCL, subject to the exceptions discussed below, holders of a majority of shares then entitled to vote at an election of directors may remove a director or the entire board of directors with or without cause.
If a Delaware corporation uses cumulative voting and less than the entire board is to be removed, a director may not be removed without cause if the votes cast against his or her removal would be sufficient to elect him or her if then cumulatively voted at an election of the entire board of directors or, if the board of directors is classified, at an election of the class of directors of which such director is a part.
Where the certificate of incorporation provides that separate classes or series of stockholders are entitled, as such a class or series, to elect separate directors, in calculating the sufficiency of votes for removal without cause of such a director, only the votes of the holders of such a class or series are considered.

Under the TBOC, subject to the exceptions discussed below or as otherwise provided by the governing documents, the holders of a majority of shares then entitled to vote at an election of directors may remove a director or the entire board of directors with or without cause.
If the certificate of formation permits cumulative voting and less than the entire board is to be removed, a director may not be removed if the votes cast against the removal would be sufficient to elect him or her if cumulatively voted at an election of the entire board of directors, or if there are classes of directors, at an election of the class of directors of which the director is a part. Where the certificate of formation provides that separate classes or series of shareholders are entitled, as such a class or series, to elect separate directors, in calculating the sufficiency of votes for removal of such a director, only the votes of the holders of such a class or series are considered.

Action by Written Consent of Directors	Under the DGCL, unless otherwise restricted by the governing documents, the board of directors of a Delaware corporation may act without a meeting if all of the directors consent in writing.
Under the TBOC, unless otherwise provided by the governing documents, a written consent stating the action taken and signed by all members of the board of directors is also an act of the board of directors.

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Redomestication of the Company to Texas

Issue	Delaware	Texas
Action by Written Consent of Stockholders
Under the DGCL, unless otherwise provided in the certificate of incorporation, stockholders may act without a meeting, without prior notice and without a vote, with the written consent of the stockholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. If less than unanimous written consent is given, the corporation must give prompt notice of the action taken to the non-consenting stockholders.

Under the TBOC, shareholders may act without a meeting, without prior notice and without a vote, with the written consent of (1) all shareholders or (2) if authorized by the certificate of formation, the shareholders having at least the minimum number of votes that would be necessary to take the action that is the subject of the consent at a meeting, in which each owner or member entitled to vote on the action is present and votes. If less than unanimous written consent is given, the corporation must give prompt notice of the action taken to the non-consenting shareholders.

Special Meetings of the Stockholders
Under the DGCL, the board of directors, or any other one or more persons authorized in the governing documents, may call a special meeting. Stockholders do not have a statutory right to call a special meeting, but the governing documents for the corporation may provide for such right.

Under the TBOC, special meetings of the shareholders of a corporation may be called by: (1) the president, the board of directors, or any other person authorized to call special meetings by the governing documents;  or (2) the holders of the percentage of shares specified in the certificate of formation, not to exceed 50% of the shares entitled to vote or, if no percentage is specified, at least 10% of all of the shares of the corporation entitled to vote at the proposed special meeting.
Under the TBOC, a corporation cannot prohibit its shareholders from calling a special meeting of shareholders.

Adjournment of Stockholder Meetings
Under the DGCL, unless the bylaws provide otherwise, a meeting of stockholders may be adjourned to another time or place without notice if the time, place, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are: (1) announced at the meeting at which the adjournment is taken; (2) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication; or (3) set forth in the notice of meeting.
Under the DGCL, if a meeting of stockholders is adjourned for more than 30 days, or if after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting, or each stockholder of record entitled to vote at the adjourned meeting as of the new record date set for notice of the adjourned meeting, respectively.
At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting.

Under the TBOC, unless the governing documents provide otherwise, a meeting of shareholders may be adjourned due to lack of quorum until the time and to the place as may be determined by a vote of the holders of the majority of the shares who are present or represented by proxy at the meeting.
The TBOC does not have a specific provision on the notice for an adjourned meeting or the business that may be transacted at an adjourned meeting.
Generally, under the TBOC, the only business that may be conducted at a special meeting of the shareholders is business that is within the purposes described in the notice.

Voting by Proxy
Under the DGCL, a stockholder may authorize another person or persons to act for such stockholder by proxy. A proxy is valid for three years from its date unless a longer period is provided in the proxy.

Under the TBOC, a shareholder may authorize another person or persons to act for such shareholder by proxy. A proxy is valid for eleven months from its date of execution unless otherwise provided in the proxy.

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Redomestication of the Company to Texas

Issue	Delaware	Texas
Quorum
Under the DGCL, the governing documents may specify the number of shares and/or the amount of other securities having voting power the holders of which must be present or represented by proxy at any meeting in order to constitute a quorum for, and the votes that shall be necessary for, the transaction of any business, but in no event shall a quorum consist of less than one-third of the shares entitled to vote at the meeting, except that, where a separate vote by a class or series or classes or series is required, a quorum shall consist of no less than one-third of the shares of such class or series or classes or series.
The Delaware Bylaws provide that a majority of votes attributed to the shares entitled to vote constitute a quorum.

Under the TBOC, subject to the following sentence, the holders of the majority of the shares entitled to vote at a meeting of the shareholders that are present or represented by proxy at the meeting are a quorum for the consideration of a matter to be presented at that meeting. The certificate of formation may provide that a quorum is present only if: (1) the holders of a specified portion of the shares that is greater than the majority of the shares entitled to vote are represented at the meeting in person or by proxy; or (2) the holders of a specified portion of the shares that is less than the majority but not less than one-third of the shares entitled to vote are represented at the meeting in person or by proxy.
Under the proposed Texas Bylaws, the holders of a majority of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the shareholders.

Required Vote for Election of Directors
Under the DGCL, in the absence of such specification in the governing documents, directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.
A bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board of directors.

Under the TBOC, subject to the following sentence, directors shall be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of shareholders at which a quorum is present.
The governing documents may provide that a director of a corporation shall be elected only if the director receives: (1) the vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote in the election of directors; (2) the vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote in the election of directors and represented in person or by proxy at a meeting of shareholders at which a quorum is present; or (3) the vote of the holders of a specified portion, but not less than the majority, of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of shareholders at which a quorum is present.

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Redomestication of the Company to Texas

Issue	Delaware	Texas
Required Vote for Matters Other than the Election of Directors (and as provided below)
Under the DGCL, in the absence of such specification in the governing documents:
(1) in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; and
(2) where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series.

Under the TBOC, subject to the following sentence, with respect to a matter other than the election of directors or a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the TBOC, the affirmative vote of the holders of the majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at a shareholders’ meeting of a corporation at which a quorum is present is the act of the shareholders.
With respect to a matter other than the election of directors or a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the TBOC, the governing documents may provide that the act of the shareholders is: (1) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on that matter; (2) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on that matter and represented in person or by proxy at a shareholders’ meeting at which a quorum is present; (3) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on, and who voted for or against, the matter at a shareholders’ meeting at which a quorum is present; or (4) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at a shareholders’ meeting at which a quorum is present.

Stockholder Vote for Fundamental Business Transactions
Under the DGCL, a majority of the outstanding stock of the corporation entitled to vote thereon generally must approve fundamental changes, such as: (1) certain mergers or consolidations; (2) a sale, lease, or exchange of all or substantially all of the corporation’s assets (provided that no stockholder authorization or consent is required (A) to mortgage or pledge the corporation’s property and assets unless the certificate of incorporation so requires or (B) where the property or assets in the sale, lease or exchange is collateral that secures a mortgage or is pledged to a secured party and certain additional conditions are met); (3) dissolution; (4) conversion of a domestic corporation to other entities; and (5) transfer, domestication or continuance of a domestic corporation to a foreign jurisdiction. The certificate of incorporation may contain provisions requiring for any corporate action the vote of a larger portion of the stock or of any class or series thereof than is required by the DGCL.

Under the TBOC, unless otherwise provided for in the TBOC or the certificate of formation, shareholders holding at least two-thirds of the outstanding shares of a class entitled to vote on the matter must typically approve fundamental business transactions such as: (1) a merger; (2) an interest exchange; (3) a conversion; or (4) a sale of all or substantially all of the corporation’s assets that is not made in the usual and regular course of the corporation’s business. The certificate of formation can provide for a different threshold of approval, but not less than a majority of the shares entitled to vote.
The proposed Texas Certificate of Formation contains a provision requiring the vote of a majority of the outstanding shares entitled to vote instead of the higher number required by the TBOC.

Stockholder Vote for Sales, Leases, Exchanges or Other Dispositions
Under the DGCL, a Delaware corporation may sell, lease or exchange all or substantially all of its property and assets when and as authorized by a majority of the outstanding stock of the corporation entitled to vote thereon.
No such approval is required, however, if the assets being sold, leased or exchanged are not all or substantially all of the corporation’s assets. There is no necessary quantifying percentage for

Under the TBOC, generally the sale, lease, exchange or other disposition of all, or substantially all, of the property and assets of a Texas corporation requires the approval of the holders of at least two-thirds of the outstanding shares of the corporation entitled to vote, unless the corporation’s certificate of formation sets a lower threshold (which may not be less than a majority of the voting shares).

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Redomestication of the Company to Texas

Issue	Delaware	Texas
Stockholder Vote for Sales, Leases, Exchanges or Other Dispositions (cont.)
determining whether assets constitute substantially all of a Delaware corporation’s assets. Only if the sale is of assets quantitatively and qualitatively vital to the business of the corporation is stockholder authorization mandated.

No such approval is required, however, if the transaction is made in the usual and regular course of a Texas corporation’s business. Under Texas law, even the transfer of substantially all of a corporation’s assets in such a manner that the corporation continues directly or indirectly to engage in one or more businesses is deemed not to be a transaction requiring shareholder approval under the TBOC.

Affiliated Business Combinations Statute
Under the DGCL, unless a Delaware corporation’s certificate of incorporation or bylaws (original, or approved by stockholders) provide otherwise, Delaware corporations that have a class of voting stock listed on a national securities exchange or held of record by 2,000 or more persons are prohibited from entering into any “business combination” with any “interested stockholder” for a period of three years following the time that such stockholder became an interested stockholder. The DGCL generally defines a “business combination” as (i) certain mergers and consolidations; (ii) sales leases, exchanges, mortgages, pledges, transfers or other dispositions of assets having an aggregate market value of 10% or more of either the consolidated assets or the outstanding stock of a company; (iii) certain transactions that would result in the issuance or transfer of stock of the corporation to an interested stockholder; (iv) certain transactions that have the effect, directly or indirectly, of increasing the proportionate share of stock of the corporation which is owned by the interested stockholder, subject to exceptions; and (v) any receipt by the interested stockholder of the benefit, directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation, subject to certain exceptions.
“Interested stockholder” is generally defined as a person (including the affiliates and associates of such person) that is directly or indirectly a beneficial owner of 15% or more of the outstanding voting stock of a Delaware corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the 3-year period before the date on which it is sought to be determined whether such person is an interested stockholder, and the affiliates and associates of such person, in each case subject to certain exceptions.
The DGCL provides an exception to this prohibition if: (i) the corporation’s board of directors approved either the business combination or the transaction in which the stockholder became an interested stockholder prior to the date the interested stockholder became an interested stockholder; (ii) the interested stockholder acquired at least 85% of the voting stock of that company (excluding shares owned by persons who are directors and also officers, and employee stock plans in which participants do not have the right to determine whether shares will be tendered in a tender or exchange offer) in the transaction in which it became an interested stockholder; or (iii) the business combination is approved by the board of

Under the TBOC, an “issuing public corporation” is generally prohibited from, directly or indirectly, entering into (i) mergers, share exchanges or conversions with an affiliated shareholder or other entity that after such transaction would be an affiliate or associate of an affiliated shareholder, and certain other entities, (ii) sales, leases, exchanges, mortgages, pledges, transfers or other dispositions of assets having an aggregate market value of 10% or more of (a) the aggregate market value of the consolidated assets of such Texas public corporation, (b) the aggregate market value of the outstanding voting stock of such Texas public corporation or (c) the earning power or net income of such Texas public corporation on a consolidated basis, (iii) certain transactions that would result in the issuance or transfer of shares of such Texas public corporation to an affiliated shareholder or an affiliate or associate, (iv) liquidation or dissolution plans or proposals with an affiliated shareholder or an associate or an affiliate of an associate of an affiliated shareholder, (v) certain transactions, including reclassifications of securities or other share distributions or recapitalizations, that have the effect, directly or indirectly, of increasing the proportionate ownership percentage of the outstanding shares of a class or series of voting shares or securities convertible into voting shares of the issuing public corporation that is beneficially owned by the affiliated shareholder or an affiliate or associate of the affiliated shareholder, except as a result of immaterial changes due to fractional share adjustments or (vi) loans, advances, guarantees, pledges, or other financial assistance or a tax credit or other tax advantages the recipient of which is an affiliated shareholder or an affiliate or associate of an affiliated shareholder, in each case, with an “affiliated shareholder” or any affiliate or associate of the “affiliated shareholder” for a period of three years after the date the shareholder obtained “affiliated shareholder” status.
“Affiliated shareholder” is generally broadly defined as a person who beneficially owns (or has owned within the preceding three-year period) 20% or more of the outstanding voting stock of a Texas public corporation.
“Issuing public corporation” means a Texas corporation that has: (i) 100 or more shareholders of record as shown by the share transfer records of the corporation; (ii) a class or series of the corporation’s voting shares registered under the Exchange Act; or (iii) a class or series of the corporation’s voting shares qualified for trading on a national securities exchange.

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Redomestication of the Company to Texas

Issue	Delaware	Texas
Affiliated Business Combinations Statute (cont.)	directors and the affirmative vote of at least two-thirds of the votes entitled to be cast by disinterested stockholders at an annual or special meeting (and not by written consent).
The TBOC provides an exception to this prohibition if: (i) the board of directors of the corporation approves the transaction or the acquisition of shares by the affiliated shareholder prior to the affiliated shareholder becoming an affiliated shareholder; or (ii) the holders of at least two-thirds of the outstanding voting shares not beneficially owned by the affiliated shareholder or an affiliate or associate of the affiliated shareholder approve the transaction at a meeting held no earlier than six months after the shareholder acquires such ownership. The TBOC expressly provides that the foregoing shareholder approval may not be by written consent.
A corporation may expressly elect in its certificate of formation to not be governed by this statute.

Interested Party Transaction Approvals
The DGCL provides that certain interested party transactions are not void or voidable solely because the transaction is between a corporation and one or more of its directors or officers, or between the corporation and an entity in which one or more of its directors or officers has a financial interest, or solely because the interested director or officer was present at or participated in the meeting in which the interested transaction was approved if any of the following conditions are satisfied: (1) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; (2) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee or the stockholders.
Amendments to the DGCL in 2025 added certain additional safe harbors from liability.

The TBOC provides that an otherwise valid and enforceable contract or transaction between a corporation and (1) one or more directors or officers, or one or more affiliates or associates of one or more directors or officers, of the corporation; or (2) an entity or other organization in which one or more directors or officers, or one or more affiliates or associates of one or more directors or officers, of the corporation: (A) is a managerial official; or (B) has a financial interest is valid and enforceable, and is not void or voidable, notwithstanding such relationship or interest if any one of the following conditions is satisfied: (1) the material facts as to the applicable relationship or interest and as to the contract or transaction are disclosed to or known by: (A) the corporation’s board of directors or a committee of the board of directors, and the board of directors or committee in good faith authorizes the contract or transaction by the approval of the majority of the disinterested directors or committee members, regardless of whether the disinterested directors or committee members constitute a quorum; or (B) the shareholders entitled to vote on the authorization of the contract or transaction, and the contract or transaction is specifically approved in good faith by a vote of the shareholders; or (2) the contract or transaction is fair to the corporation when the contract or transaction is authorized, approved, or ratified by the board of directors, a committee of the board of directors, or the shareholders.
The TBOC differs from the DGCL’s interested party transaction statute in that it expressly provides that if at least one of the above conditions is satisfied, neither the corporation nor any of the corporation’s shareholders will have a cause of action against any of the corporation’s directors or officers for breach of duty with respect to the making, authorization, or performance of the contract or transaction because the person had an applicable relationship or interest.
The TBOC has a procedure for a corporation to obtain a prospective court ruling that special committee members are sufficiently independent and disinterested to consider a particular transaction.

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Redomestication of the Company to Texas

Issue	Delaware	Texas
Charter Amendments
Under the DGCL, subject to limited exceptions, an amendment to the certificate of incorporation must be approved by (i) the board of directors and (ii) the holders of a majority of the corporation’s outstanding stock entitled to vote thereon, unless the certificate of incorporation provides for a greater number.
In addition, unless otherwise expressly required by the certificate of incorporation: (1) no meeting or vote of stockholders is required to adopt an amendment that reclassifies by subdividing the issued shares of a class of stock into a greater number of issued shares of the same class of stock (and, in connection therewith, such amendment may increase the number of authorized shares of such class of stock up to an amount proportionate to the subdivision), provided the corporation has only one class of stock outstanding and such class is not divided into series; and (2) an amendment to increase or decrease the authorized number of shares of a class of capital stock or an amendment to reclassify by combining the issued shares of a class of capital stock into a lesser number of issued shares of the same class of stock may be made and effected, without obtaining the vote or votes of stockholders otherwise required if: (A) the shares of such class are listed on a national securities exchange immediately before such amendment becomes effective and meet the listing requirements of such national securities exchange relating to the minimum number of holders immediately after such amendment becomes effective, (B) at a properly called meeting, a vote of the stockholders entitled to vote thereon, voting as a single class, is taken for and against the proposed amendment, and the votes cast for the amendment exceed the votes cast against the amendment, and (C) if the amendment increases or decreases the authorized number of shares of a class of capital stock for which no provision in the certificate of incorporation has been made in accordance with the DGCL, the votes cast for the amendment by the holders of such class exceed the votes cast against the amendment by the holders of such class.

Under the TBOC, subject to limited exceptions, an amendment to the certificate of formation requires the approval of (i) the board of directors and (ii) the holders of at least two-thirds of the outstanding shares of a Texas corporation, unless a different threshold, not less than a majority, is specified in the certificate of formation.
The proposed Texas Certificate of Formation contains language setting the default voting threshold at a majority standard unless a different standard is specified elsewhere in the Texas Certificate of Formation.

Bylaw Amendments
Under the DGCL, stockholders entitled to vote have the right to amend, repeal or adopt the bylaws. If the corporation’s certificate of incorporation so provides, the Delaware corporation’s board of directors may also have the right to amend, repeal or adopt the bylaws.

Generally, under the TBOC, the board of directors may amend, repeal or adopt a Texas corporation’s bylaws. However, (i) the shareholders may amend, repeal or adopt bylaws even if the directors also have that power and (ii) the certificate of formation may wholly or partly reserve the power to amend, repeal or adopt bylaws exclusively to the shareholders. Similarly, the shareholders, in amending, repealing or adopting a particular bylaw, may expressly provide that the board of directors may not amend, readopt or repeal that particular bylaw.

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Redomestication of the Company to Texas

Issue	Delaware	Texas
Dividends and Distributions
Under the DGCL, a Delaware corporation may, subject to any restrictions contained in its certificate of incorporation, pay dividends out of surplus or, if there is no surplus, out of net profits for the current and/or the preceding fiscal year, unless the capital of the corporation is less than the capital represented by issued and outstanding stock having preferences on asset distributions.

Under the TBOC, a distribution is defined as a transfer of cash or other property (except a corporation’s own shares or rights to acquire its shares or a split-up or division of the issued shares of a class of a corporation into a larger number of shares within the same class that does not increase the stated capital of the corporation), or an issuance of debt, by a corporation to its shareholders in the form of: (i) a dividend on any class or series of a Texas corporation’s outstanding shares; (ii) a purchase or redemption, directly or indirectly, of its shares; or (iii) a payment in liquidation of all or a portion of its assets.

Under the TBOC, a corporation may not make a distribution if such distribution violates its certificate of formation, if the corporation’s surplus is less than the amount of the corporation’s stated capital (as determined by the TBOC) or, unless the corporation is in receivership or the distribution is made in connection with the winding up and termination of the corporation, if it either renders the corporation unable to pay its debts as they become due in the course of its business or affairs, or exceeds, depending on the type of distribution, either the net assets or the surplus of the corporation, or, subject to certain exceptions, if the distribution will be made to shareholders of another class or series.

Stock Redemption and Repurchase
Under the DGCL, a Delaware corporation may purchase or redeem shares of any class except when its capital is impaired or would be impaired by such purchase or redemption. A Delaware corporation may, however, purchase or redeem out of capital, shares that are entitled upon any distribution of its assets to a preference over another class or series of its stock, or, if no shares entitled to such a preference are outstanding, any of its own shares, if such shares are to be retired and the capital reduced. However, a corporation may not purchase redeemable shares for a price greater than that at which they would be redeemed.

As noted above, under the TBOC, the purchase or redemption by a Texas corporation of its shares constitutes a distribution. Accordingly, the discussion above relating to distributions is applicable to stock redemptions and repurchases.

In addition, a Delaware corporation may not effect a repurchase or redemption if doing so would render the corporation insolvent in the sense that it could not pay its debts as they come due or continue as a going concern.

Increasing or Decreasing Authorized Capital Stock, Including Number of Unissued Shares of a Series of Preferred Stock
The DGCL has no provision for increasing or decreasing authorized capital stock by unilateral board action without stockholder approval, although if the increase in the number of authorized shares is in connection with a forward stock split (up to an amount proportionate to the subdivision), no stockholder approval is required provided that the corporation only has one class of stock outstanding and such class is not divided into series (unless stockholder approval is expressly required by the certificate of incorporation).

Under the TBOC, once stock has been issued, the board cannot unilaterally increase or decrease the authorized capital stock without shareholder approval, and there is no express exception for forward stock splits.
With respect to a series of shares of preferred stock established by the board of directors if authorized by the corporation’s certificate of formation (and subject thereto), unless the certificate of formation expressly restricts the board of directors from increasing or decreasing the number of unissued shares of a series to be established by the board of directors, the board of directors may increase or decrease the number of shares in each series to be established, except that the board of directors may not decrease the number of shares in a particular series to a number that is less than the number of shares in that series that are issued at the time of the decrease.

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Redomestication of the Company to Texas

Issue	Delaware	Texas
Ratification	Under the DGCL, there is a codified ratification process for defective corporate actions.	Under the TBOC, there is a codified ratification process for defective corporate acts.

The board of directors must adopt a resolution ratifying the defective corporate action and, if stockholder approval would have been required for the defective corporate action to have been taken, the defective corporate action must be submitted to stockholders for approval.
In addition to the foregoing, under the DGCL, the corporation, any successor entity to the corporation, any director, or certain stockholders can apply to the Delaware Court for an order determining the validity and effectiveness of defective corporate acts, including without limitation to confirm whether a prior ratification was effective, whether a defective corporate act can be validated even if not previously ratified. In connection with such applications, the Delaware Court has broad discretion to fashion appropriate relief, including without limitation declaring ratifications effective, validating and declaring effective any defective corporate act, and making such other orders regarding such matters as it deems proper under the circumstances.

The board of directors must adopt a resolution and then submit the ratified defective corporate act for shareholder approval (shareholder approval is subject to certain exceptions). In the absence of actual fraud in the transaction, the judgment of the board of directors that shares of the Texas corporation are valid shares or putative shares is conclusive, unless otherwise determined by a Texas district court or a division of the Texas Business Court.

Inspection of Books and Records
Under the DGCL, any stockholder may inspect, and make copies and extracts from, a corporation’s books and records during normal business hours for any proper purpose (defined to mean a purpose reasonably related to the stockholder’s interest as a stockholder) upon written demand under oath stating the purpose of the inspection. The DGCL defines “books and records” to mean a specific set of materials that include, without limitation, the governing documents, minutes of board and stockholder meetings, actions by written consent of the board and stockholders, annual financial statements, and director independence questionnaires. The stockholder may only inspect books and records if the stockholder’s demand is made in good faith, is for a proper purpose, and describes with reasonable particularity the stockholder’s purpose and the books and records sought.
The DGCL provides that the corporation may impose reasonable restrictions on the confidentiality, use, and distribution of books and records and may require the stockholder to stipulate that any books and records received are deemed incorporated by reference in any follow-on complaint in a plenary action relating to the subject matter of the demand.
If a Delaware corporation refuses to permit inspection or does not reply to the demand within five business days after the demand has been made, the stockholder may apply to the Delaware Court for an order to compel such inspection.
The Delaware Court may not order inspection of any documents beyond those defined as “books and records” unless either of two exceptions applies. First, if the corporation does not have certain materials defined as “books and records,” the Delaware Court may order the production of their functional equivalent only if and to the extent the stockholder has met other requirements of the books and records statute and only to the extent necessary and essential to fulfill the stockholder’s proper purpose. Second, the

Under the TBOC, a shareholder may inspect a corporation’s books and records during normal business hours upon written demand stating a proper purpose if such shareholder holds at least 5% of the outstanding shares of stock of the corporation or has been a holder of shares for at least six months prior to such demand.
If a corporation refuses to allow a person to examine and make copies of account records, minutes, and share transfer records under the TBOC, the corporation is liable to the shareholder for any cost or expense, including attorney’s fees, incurred in enforcing the shareholder’s rights under the TBOC.
A corporation may defend against an inspection action by establishing that the shareholder: (1) has, within the two years preceding the date the action is brought, sold or offered for sale a list of shareholders or of holders of voting trust certificates for shares of the corporation or any other corporation; (2) has aided or abetted a person in procuring a list of shareholders or of holders of voting trust certificates for the purposes of selling or offering such list for sale; (3) has improperly used information obtained through prior examination of the books, account records, minutes, or share transfer records of the corporation or any other corporation; or (4) was not acting in good faith or for a proper purpose in making the request.
The Texas Law Amendments (i) clarify that emails, text messages, and social media information are not considered corporate records unless effectuating a corporate action and (ii) prohibit shareholders from inspecting corporate records related to active or pending derivative suits or litigation involving the corporation as an adversarial party.

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Redomestication of the Company to Texas

Issue	Delaware	Texas
Inspection of Books and Records (cont.)
Delaware Court may order production of additional materials only if (i) the stockholder has met other requirements of the books and records statute, (ii) the stockholder made a showing of compelling need for such materials, and (iii) the stockholder has demonstrated by clear and convincing evidence that such materials are necessary and essential to further their proper purpose.
Generally, the stockholder bears the burden of showing that each category of requested records is essential to accomplishment of the stockholder’s stated purpose for the inspection. However, when a stockholder seeks to inspect a corporation’s list of stockholders or stock ledger, the burden of proof is on the corporation to establish that the inspection is for an improper purpose.

Insurance
Under the DGCL, a Delaware corporation is allowed to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under the DGCL.

Under the TBOC, a Texas corporation is allowed to purchase or procure or establish and maintain insurance or another arrangement to indemnify or hold harmless an existing or former governing person, delegate, officer, employee, or agent against any liability: (1) asserted against and incurred by the person in that capacity or (2) arising out of the person’s status in that capacity. The insurance or other arrangement established may insure or indemnify against the liability described above without regard to whether the corporation otherwise would have had the power to indemnify the person against that liability under the TBOC.

Under the TBOC, for the benefit of persons to be indemnified by the enterprise, an enterprise may, in addition to purchasing or procuring or establishing and maintaining insurance or another arrangement: (1) create a trust fund; (2) establish any form of self-insurance, including a contract to indemnify; (3) secure the enterprise’s indemnity obligation by grant of a security interest or other lien on the assets of the enterprise; or (4) establish a letter of credit, guaranty, or surety arrangement.

Limitation of Liability of Stockholders
Under the DGCL, unless the certificate of incorporation otherwise provides, the stockholders of a corporation shall not be personally liable for the payment of the corporation’s debts except as they may be liable by reason of their own conduct or acts.
Under the TBOC, subject to certain exceptions, a shareholder’s liability is limited to its contributed capital.
Considerations by Directors Permitted by Statute
Except for corporations that have opted to become public benefit corporations, directors of Delaware corporations do not have any express statutory authority to consider other constituencies. Delaware case law provides that fiduciary duties in most circumstances require directors to seek to maximize the value of the corporation for the long-term benefit of the stockholders.

In discharging the duties of a director or officer under the TBOC or otherwise, a director or officer of a corporation is entitled to consider any social purpose specified in the corporation’s certificate of formation. In addition, the TBOC provides that nothing in the applicable section thereof prohibits or limits a director or officer of a corporation that does not have a social purpose specified as a purpose in the corporation’s certificate of formation from considering, approving, or taking an action that promotes or has the effect of promoting a social, charitable, or environmental purpose.
Texas also has a public benefit corporation statute.

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Redomestication of the Company to Texas

Issue	Delaware	Texas
Business Opportunities
Under Delaware law, the corporate opportunity doctrine holds that a corporate officer or director may not generally and unilaterally take a business opportunity for his or her own. Factors to be considered include: (i) whether the corporation is financially able to exploit the opportunity; (ii) if the opportunity is within the corporation’s line of business; (iii) whether the corporation has an interest or expectancy in the opportunity; and (iv) whether by taking the opportunity for his or her own, the corporate fiduciary will thereby be placed in a position inimical to his duties to the corporation.
The DGCL permits a Delaware corporation to renounce, in its certificate of incorporation or by action of the board of directors, any interest or expectancy of the corporation in, or being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.

Texas law generally follows the Delaware corporate opportunity doctrine.
The TBOC permits a Texas corporation to renounce, in its certificate of formation or by action of its board of directors, an interest or expectancy of the entity in, or an interest or expectancy of the entity in being offered an opportunity to participate in, specified business opportunities or a specified class or category of business opportunities presented to the entity or one or more of its managerial officials or owners.

Indemnification of Directors and Officers
Under the DGCL, a corporation is permitted to indemnify any person who is a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with any threatened, pending or completed action, suit or proceeding, other than an action by or in the right of the corporation, to which such director, officer, employee or agent may be a party or threatened to be made a party, provided such person acted in good faith and in a manner the person reasonably believed was in or not opposed to the best interests of the corporation, and in the case of a criminal proceeding, that he or she had no reasonable cause to believe his or her conduct was unlawful.
In connection with any threatened, pending or completed action by or in the right of the corporation involving a person who is or was a director, officer, employee or agent, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, the corporation has the power to indemnify such a person who is a party or is threatened to be made a party for expenses (including attorneys’ fees) actually and reasonably incurred in connection with the defense or settlement of such action or suit: (i) if such person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation; and (ii) if such person is found liable to the corporation, only to the extent the Court of Chancery or the court in which such action or suit was brought determined that in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper. This is not exclusive of any other indemnification rights, which may be granted by a Delaware corporation to its directors, officers, employees or agents.

Under the TBOC, a corporation is permitted to indemnify a director, former director, or delegate who was, is, or is threatened to be made a respondent in a proceeding, against (i) judgments and (ii) expenses (other than a judgment) reasonably and actually incurred by the person in connection with a proceeding if the person: (a) acted in good faith; (b) reasonably believed, in the case of conduct in the person’s official capacity, that the person’s conduct was in the corporation’s best interests, and in any other case, that the person’s conduct was not opposed to the corporation’s best interests; and (c) in the case of a criminal proceeding, did not have a reasonable cause to believe the person’s conduct was unlawful. In addition, the TBOC permits indemnification of other persons as described in the section entitled “Persons Covered” below.
If, however, the person is found liable to the corporation, or is found liable on the basis he or she received an improper personal benefit, then indemnification under the TBOC is limited to the reimbursement of reasonable expenses actually incurred in connection with the proceeding, and which excludes a judgment, a penalty, a fine, and an excise or similar tax, including an excise tax assessed against the person with respect to an employee benefit plan. Furthermore, no indemnification will be available if the person is found liable for: (i) willful or intentional misconduct in the performance of the person’s duty to the corporation; (ii) breach of the person’s duty of loyalty owed to the corporation; or (iii) an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the corporation.

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Redomestication of the Company to Texas

Issue	Delaware	Texas
Advancement of Expenses
Expenses (including attorneys’ fees) incurred by an officer or director of the corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this section.

A corporation may pay or reimburse reasonable expenses incurred by a present director or officer who was, is, or is threatened to be made a respondent in a proceeding in advance of the final disposition of the proceeding without making the determinations required for permissive indemnification after the corporation receives: (1) a written affirmation by the person of the person’s good faith belief that the person has met the standard of conduct necessary for indemnification;  and (2) a written undertaking by or on behalf of the person to repay the amount paid or reimbursed if the final determination is that the person has not met that standard or that indemnification is prohibited by the TBOC.

Procedure for Indemnification
Under the DGCL, a determination that indemnification of a director or officer is appropriate generally must be made: (i) by a majority vote of directors who are not party to the proceeding, even though less than a quorum; (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum; (iii) if there are no such directors or if such directors so direct, by independent legal counsel in a written opinion; or (iv) by stockholder vote.

Under the TBOC, a determination that indemnification is appropriate generally must be made: (i) by a majority vote of the directors who, at the time of the vote, are disinterested and independent, regardless of whether such directors constitute a quorum; (ii) by a majority vote of a special committee of the board of directors if the committee is designated by a majority vote of the directors who at the time of the vote are disinterested and independent, regardless of whether such directors constitute a quorum, and is composed solely of one or more directors who are disinterested and independent; (iii) by special legal counsel selected by majority vote under (i) or (ii) above; (iv) by the shareholders in a vote that excludes those shares held by directors who, at the time of the vote, are not disinterested and independent; or (v) by a unanimous vote of the shareholders of the corporation.

Mandatory Indemnification
The DGCL requires indemnification for expenses (including attorneys’ fees) actually and reasonably incurred with respect to any claim, issue or matter on which the director or officer is successful on the merits or otherwise, in the defense of the proceeding.
The TBOC requires indemnification for reasonable expenses actually incurred only if the director is wholly successful on the merits or otherwise, in the defense of the proceeding.
Indemnification: Persons Covered
Under the DGCL, directors and officers, but not employees and agents, are entitled to mandatory indemnification for expenses incurred when successful on the merits or otherwise in defense of litigation. Other than in that instance, the DGCL provides the same indemnification rights to officers, employees and agents that it provides for directors.

The TBOC generally provides that a corporation may indemnify and advance expenses to a person who is not a director, including an officer,employee or agent, as provided by: (1) the corporation’ s governing documents; (2) general or specific action of the corporation’s board of directors; (3) resolution of the shareholders; (4) contract; or (5) common law. A corporation must indemnify an officer to the same extent that indemnification is required under the TBOC for a director. A determination of indemnification for a person who is not a director of a corporation, including an officer, employee, or agent, is not required to be made in accordance with the procedures set out in the relevant sections of the TBOC.

Stockholder Rights Plans
Delaware has no statutory authorization for stockholder rights plans. Adoption of stockholder rights plans is viewed as a defensive action and is subject to enhanced scrutiny by the Delaware courts, with the burden initially on the board of directors to demonstrate that the adoption of the rights plan is reasonable in response to a reasonably identified threat posed.

Texas case law has generally upheld shareholder rights plans, but indicates that rights plans will be scrutinized for validity at the time of adoption and for continued validity in the face of changing circumstances.
In addition, the TBOC expressly permits directors to look to the “long-term” benefit to shareholders in taking action.

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Redomestication of the Company to Texas

Issue	Delaware	Texas
Selection of Forum
Under the DGCL, a corporation’s governing documents may require, consistent with applicable jurisdictional requirements, that any or all internal corporate claims shall be brought solely and exclusively in any or all of the courts in Delaware, and no provision of a Delaware corporation’s certificate of incorporation or bylaws may prohibit bringing such claims in the courts of Delaware.
“Internal corporate claims” means claims, including claims in the right of the corporation, (i) that are based upon a violation of a duty by a current or former director or officer or stockholder in such capacity; or (ii) as to which Delaware law confers jurisdiction upon the Delaware Court.

Under the TBOC, the governing documents may require, consistent with applicable state and federal jurisdictional requirements, that any internal entity claims shall be brought only in a court in Texas. Pursuant to the Texas Law Amendments, Texas corporations may specify in their governing documents which court or courts have exclusive jurisdiction of such claims.
“Internal entity claim” means a claim of any nature, including a derivative claim in the right of an entity, that is based on, arises from, or relates to the internal affairs of the entity. Internal affairs include the rights, powers, and duties of the entity’s governing persons, officers, owners, and members, and matters relating to the entity’s membership or ownership interests.

Pre-Suit Demand in Derivative Suits
Under Delaware court rules and case law, in order for a stockholder to commence a derivative action on behalf of the corporation, the stockholder must: (1) make a demand on the company’s board of directors; or (2) show that demand would be futile. Demand will be deemed futile if at least half the members of the board: (1) received a material personal benefit from the alleged misconduct that is the subject of the litigation demand; (2) faces a substantial likelihood of liability on any of the claims that would be the subject of the litigation demand; and (3) lacks independence from someone who received a material personal benefit from the alleged misconduct that would be the subject of the litigation demand or who would face a substantial likelihood of liability on any of the claims that are the subject of the litigation demand.

Texas is a universal demand jurisdiction. Under the TBOC, the focus is on harm to the corporation rather than the Delaware standard of futility. A shareholder may not institute a derivative proceeding until the 91st day after the date a written demand is filed with the corporation stating with particularity the act, omission, or other matter that is the subject of the claim or challenge and requesting that the corporation take suitable action.
The foregoing waiting period is not required or, if applicable, shall terminate if: (1) the shareholder has been notified that the demand has been rejected by the corporation; (2) the corporation is suffering irreparable injury; or (3) irreparable injury to the corporation would result by waiting for the expiration of the 90-day period.

Stock Ownership Requirement for Derivative Suits
Under the DGCL, subject to limited exceptions, a stockholder may not institute or maintain a derivative suit unless the plaintiff was a stockholder of the corporation at the time of the transaction of which such stockholder complains or that such stockholder’s stock thereafter devolved upon such stockholder by operation of law.

Under the TBOC, a shareholder may not institute or maintain a derivative proceeding unless: (1) the shareholder was a shareholder of the corporation at the time of the transaction in question, or became a shareholder by operation of law originating from a person that was a shareholder at the time of the transaction in question; and (2) the shareholder fairly and adequately represents the interests of the corporation in enforcing the right of the corporation.

Under the Texas Law Amendments, a public Texas corporation may in its governing documents include a threshold of ownership for an individual or group of individuals to institute or maintain a derivative proceeding brought on behalf of the corporation.

Judicial Deference to Derivative Suit Determinations	Delaware does not have an analogous statute. Under Delaware law, a stockholder’s right to bring a derivative suit is a judicially created doctrine.
Under the TBOC, any determination regarding how to proceed with allegations asserted in a derivative proceeding must be made by an affirmative vote of a majority of: (1) all independent and disinterested directors of the corporation, whether or not they constitute a quorum of the board; (2) a committee of one or more independent directors appointed by an affirmative vote of a majority of the independent and disinterested directors, whether or not those directors constitute a quorum of the board; or (3) a panel of one or more independent, disinterested, and qualified individuals appointed by the court upon the corporation’s motion. If the decision-makers described above determine in

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Redomestication of the Company to Texas

Issue	Delaware	Texas
Judicial Deference to Derivative Suit Determinations (cont.)
good faith, after a reasonable inquiry and based on factors they deem appropriate under the circumstances, that continuation of the derivative proceeding is not in the corporation’s best interests, the court shall dismiss the proceeding upon the corporation’s motion.

Judicial Certification of Committees and Panels	Delaware does not have an analogous statute.
The TBOC permits corporations to request a court, at the start of a transaction or investigation of a derivative claim, to judicially determine the independence and disinterestedness of directors on special committees reviewing transactions or individuals on panels reviewing derivative claims. Future challenges to independence or disinterestedness would require new facts.

Jury Trials	Jury trials are generally not available in the Delaware Court, which is the Court in which stockholder suits relating to the internal affairs of a Delaware corporation must be filed.
Under Texas law, in civil cases, a party generally has a right to a jury trial to determine questions of fact if the party timely demands a jury and pays the jury fee.
Under the Texas Law Amendments, a Texas corporation may, in its governing documents, adopt a waiver of jury trials for internal entity claims, as defined in the TBOC.

Dissent and Appraisal Rights
Under the DGCL, a stockholder of a corporation that is a constituent in a merger, consolidation, conversion, domestication, transfer, or continuance may, under certain circumstances, be entitled to appraisal rights pursuant to which the stockholder may receive cash in the amount of the fair market value of their shares as determined by the Delaware Court.
Under the DGCL, stockholders have no appraisal rights in the event of a merger, consolidation, conversion, domestication, transfer or continuance if (i) prior to the effective time of the transaction the stock of the corporation is listed on a national securities exchange or is held of record by more than 2,000 stockholders, and (ii) in the merger, consolidation conversion, domestication, transfer or continuance they receive solely shares of stock of the surviving corporation or entity or of any other corporation which shares at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 stockholders.

Under the TBOC, except for the limited classes of mergers, consolidations, sales and asset dispositions for which no shareholder approval is required under Texas law, shareholders of Texas corporations with voting rights have dissenters’ rights in the event of a merger, consolidation, interest exchange, conversion, sale, lease, exchange or other disposition of all, or substantially all, the property and assets of the corporation.
However, a shareholder of a Texas corporation has no dissenters’ rights with respect to any plan of merger or conversion in which there is a single surviving or new domestic or foreign corporation, or with respect to any plan of exchange if: (1) the ownership interest, or a depository receipt in respect of the ownership interest, held by the owner is part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are, on the record date set for purposes of determining which owners are entitled to vote on the plan of merger, conversion, or exchange, as appropriate: (A) listed on a national securities exchange; or (B) held of record by at least 2,000 owners; (2) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration that is different from the consideration to be provided to any other holder of an ownership interest of the same class or series as the ownership interest held by the owner, other than cash instead of fractional shares or interests the owner would otherwise be entitled to receive; and (3) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration other than: (A) ownership interests,or depository receipts in respect of ownership interests, of another entity of the same general organizational type that, immediately after the effective date of the merger, conversion,

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Redomestication of the Company to Texas

Issue	Delaware	Texas

Dissent and Appraisal Rights (cont.)
or exchange, as appropriate, will be part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are: (i) listed on a national securities exchange or authorized for listing on the exchange on official notice of issuance; or (ii) held of record by at least 2,000 owners; (B) cash instead of fractional ownership interests the owner would otherwise be entitled to receive; or (C) any combination of the ownership interests and cash above.
Under the TBOC, an owner of an ownership interest in a Texas domestic entity subject to dissenters’ rights is entitled to dissent from an amendment to a Texas for-profit corporation’s certificate of formation to add required provisions to elect to be a public benefit corporation or delete required provisions, which in effect cancels the corporation’s election to be a public benefit corporation if the owner owns shares that were entitled to vote on the amendment; except if the shares held by the owner are part of a class or series of shares listed on a national securities exchange; or held of record by at least 2,000 owners.

What Changes After Texas Redomestication?
The Texas Redomestication will effect a change in the legal domicile of the Company and other changes, the most significant of which are described below. Following the Texas Redomestication, the Company will be governed by the TBOC instead of the DGCL, and the Company will be governed by the Texas Certificate of Formation and the Texas Bylaws. Approval of this Proposal will constitute approval of the Plan of Conversion, the Texas Certificate of Formation and the Texas Bylaws. The current Certificate of Incorporation of the Company (as amended, the “Delaware Charter”) and the current Amended and Restated Bylaws of the Company (as amended, the “Delaware Bylaws”) will no longer be in effect following completion of the Texas Redomestication. Copies of the Delaware Charter and the Delaware Bylaws are included as Annex H and Annex I, respectively, to this Proxy Statement.
What Doesn’t Change After Texas Redomestication?
Apart from being governed by the Texas Certificate of Formation, the Texas Bylaws and the TBOC, following completion of the Texas Redomestication, the Company will continue to exist in the form of a Texas corporation and cease to exist as a Delaware corporation. By virtue of the Texas Redomestication, the Texas Corporation will be a continuation of the Delaware Corporation and all of the rights, privileges, and powers of the Delaware Corporation, and all property, real, personal, and mixed, and all debts due to the Delaware Corporation, as well as all other things and causes of action belonging to the Delaware Corporation, will remain vested in the Texas Corporation and will be the property of the Texas Corporation, and the title to any real property vested by deed or otherwise in the Delaware Corporation will not revert or be in any way impaired by reason of the Texas Redomestication, but all rights of creditors and all liens upon any property of the Delaware Corporation will be preserved unimpaired. In addition, all debts, liabilities, and duties of the Delaware Corporation will remain attached to the Texas Corporation and may be enforced against the Texas Corporation to the same extent as if these debts, liabilities and duties had originally been incurred or contracted by it in its capacity as the Texas Corporation. The rights, privileges, powers and interest in property of the Delaware Corporation, as well as the debts, liabilities and duties of the Delaware Corporation, will not be deemed, as a consequence of the Texas Redomestication, to have been transferred to the Texas Corporation for any purpose of the laws of the State of Delaware.
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Redomestication of the Company to Texas
The conversion of the Delaware Corporation into the Texas Corporation and the resulting cessation of the Company’s existence as a corporation of Delaware will not affect any obligations or liabilities of the Company incurred before the conversion or the personal liability of any person incurred prior to the conversion, nor will it affect the choice of law applicable to the Company with respect to matters arising prior to the conversion.
No Change in Business, Jobs or Physical Location
The Texas Redomestication will not result in any change in business, jobs, management, properties, location of any of the Company’s offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the costs related to the Texas Redomestication). The Company intends to maintain the corporate headquarters in Texas.
The management of the Company, including all directors and officers, will remain the same in connection with the Texas Redomestication and will have identical positions with the Texas Corporation. To the extent that the Texas Redomestication will require the consent or waiver of a third party, the Company will use commercially reasonable effects to obtain such consent or waiver before completing the Texas Redomestication. The Company does not expect that any such required consent will impede its ability to redomesticate to Texas. The Texas Redomestication will not otherwise adversely affect any of the Company’s material contracts with any third parties and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Texas Corporation.
No Securities Act Consequences
The Company will continue to be a publicly held company following completion of the Texas Redomestication, and the Company’s common stock will continue to be listed on The NASDAQ Stock Market and traded under the symbol “TCBI.” The depositary receipts for the Company’s 5.75% Non-Cumulative Perpetual Preferred Stock Series B will continue to be listed on The NASDAQ Stock Market under the symbol “TCBIO,” and the depositary receipts for the Preferred Stock will continue to trade. The Company will continue to file required periodic reports and other documents with the SEC. The Company does not expect there to be any interruption in the trading of the Company’s common stock or preferred stock or depositary receipts as a result of the Texas Redomestication. The Company and its shareholders will be in the same respective positions under the federal securities laws after the Texas Redomestication as the Company and its stockholders were prior to the Texas Redomestication.
No Material Accounting Implications
The Company expects that the Texas Redomestication will have no effect from an accounting perspective because there is no change in the entity as a result of the conversion. As such, the financial statements of the Delaware Corporation previously filed with the SEC will remain the financial statements of the Texas Corporation following the conversion.
No Exchange of Stock Certificates Required
Stockholders will not have to exchange their existing stock certificates for new stock certificates. At the Effective Time, each outstanding share of Delaware Corporation Common Stock or Preferred Stock or depositary receipt for Preferred Stock will automatically be converted into one share of Texas Corporation Common Stock or Preferred Stock or depositary receipt for Preferred Stock, as applicable, and stock certificates will represent the same number of shares of the Texas Corporation as they represented of the Delaware Corporation. If a stockholder holds physical stock certificates, the stockholder does not have to exchange the existing stock certificates evidencing shares of the Company for stock certificates evidencing shares of the Texas Corporation; however, after the Texas Redomestication, any shareholder desiring a new stock certificate may submit the existing stock certificate to Computershare Trust Company, N.A., the Company’s transfer agent, for cancellation and obtain a new certificate by contacting Computershare Trust Company, N.A. at telephone 800-568-3476.
All of the Company’s obligations under the Company’s equity compensation plans will be obligations of the Texas Corporation. Each stock or unit award will be converted to an equivalent award with the same terms issued by the Texas Corporation. Each outstanding option to purchase shares of Delaware Corporation Common Stock under these plans will be converted into an option to purchase an equal number of shares of
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Redomestication of the Company to Texas
Texas Corporation Common Stock on the same terms and conditions as in effect immediately prior to the Texas Redomestication.
Certain Federal Income Tax Consequences
The Company believes that for federal income tax purposes no gain or loss will be recognized by the Company, the Texas Corporation, or the stockholders of the Company who receive the Texas Corporation Common Stock for their Delaware Corporation Common Stock, or Texas Corporation Preferred Stock for their Delaware Corporation Preferred Stock, in connection with the Texas Redomestication. The aggregate tax basis of the Texas Corporation Common Stock or Texas Corporation Preferred Stock received by a stockholder of the Company as a result of the Texas Redomestication will be the same as the aggregate tax basis of the Delaware Corporation Common Stock converted into that Texas Corporation Common Stock, or Delaware Corporation Preferred Stock converted into Texas Corporation Preferred Stock, held by that stockholder as a capital asset at the time of the Texas Redomestication. Each stockholder’s holding period of the Texas Corporation Common Stock or Texas Corporation Preferred Stock received in the Texas Redomestication will include the holding period of the common stock converted into that Texas Corporation Common Stock, and the holding period of the preferred stock converted into that Texas Corporation Preferred Stock, provided the shares are held by such stockholder as a capital asset at the time of the Texas Redomestication.
This Proxy Statement only discusses U.S. federal income tax consequences and has done so only for general information. It does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders based upon individual circumstances or to stockholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, stockholders who hold their stock through a partnership or as part of a straddle or other derivative arrangement, foreign holders or holders who acquired their shares as compensation, whether through employee restricted stock units or otherwise. This Proxy Statement does not address the tax consequences of the Texas Redomestication under state, local or foreign laws. State, local or foreign income tax consequences to stockholders may vary from the federal income tax consequences described above, and stockholders are urged to consult their own tax advisors as to the consequences to them of the Texas Redomestication under all applicable tax laws.
This discussion is based on the U.S. Internal Revenue Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all in effect as of the date of this Proxy Statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of the Texas Domestication. Future legislation, regulations, administrative rulings or court decisions may alter the consequences discussed above.
Stockholders should consult their own tax advisor to determine the particular tax consequences to them of the Texas Redomestication, including the applicability and effect of U.S. federal, state, local, foreign and other tax laws.
Additional Information
Regulatory Matters
In connection with the Texas Redomestication, the Company intends to make filings with the Secretary of State of Texas and the Secretary of State of Delaware, and the secretary of state of each other state where the Company is qualified to transact business, and does not anticipate making any other filings to effect the Texas Redomestication. Nonetheless, the Company may face legal challenges to the Texas Redomestication, including, among others, stockholder challenges under Delaware law, arising from the Texas Redomestication.
No Appraisal Rights
Under the DGCL, holders of Delaware Corporation Common Stock and Delaware Corporation Preferred Stock are not entitled to appraisal rights with respect to the Texas Redomestication described in this proposal.
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Redomestication of the Company to Texas
Anti-Takeover Implications
The Texas Redomestication is not being effected to prevent a change of control, nor is it in response to any present attempt known to the Board to acquire control of the Company or to obtain representation on the Board. Nevertheless, certain effects of the Texas Redomestication may be considered to have anti-takeover implications by virtue of the Company being subject to Texas law.
Legal Proceedings
The Company does not have any legal proceedings pending in Delaware.
Effect of Not Obtaining the Required Vote for Approval
If the Texas Redomestication Proposal fails to obtain the requisite vote for approval, the Texas Redomestication will not be consummated, and the Company’s domicile will be unchanged by this vote.
Conclusion
After careful review of all of the factors, taken together, the Board believes that the Texas Redomestication is in the best interests of the Company and all of its stockholders, and the Board recommends that stockholders vote “FOR” the Texas Redomestication Proposal.
Vote Required
The approval of this proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Delaware Corporation Common Stock entitled to vote on this proposal.
Recommendation of the Board
The Board unanimously recommends that stockholders vote “FOR” approval of the redomestication of the Company from Delaware to Texas by way of conversion.
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Required Ownership to Submit Stockholder Proposals
PROPOSAL FIVE – Advisory Approval of Increasing the Threshold Ownership to Submit Stockholder Proposals
Background and Reasons for the Approval
Subject to stockholder approval of the Texas Redomestication Proposal, the Board is requesting that stockholders provide their approval to raise the ownership threshold to submit shareholder proposals from the current level provided under SEC Rules to three percent (3%) of the outstanding shares.
Background
Commencing September 1, 2025, Section 21.373 of the TBOC permits a “nationally listed corporation” (as defined in the TBOC and described below) to amend its governing documents to impose stock ownership requirements on shareholders seeking to submit a proposal on a matter (other than director nominations and procedural resolutions ancillary to the conduct of a shareholder meeting) to the shareholders of such corporation for approval at a shareholder meeting. If a corporation elects to be governed by Section 21.373 of the TBOC, a shareholder or group of shareholders may submit a proposal on a matter to the shareholders of such corporation for approval at a meeting of shareholders only if such shareholder or group of shareholders (i) holds an amount of shares entitled to vote at such meeting equal to at least $1,000,000 in market value of the Company (determined as of the date of submission of the proposal) or 3% of the total number of shares eligible to vote at such meeting, (ii) has held such amount for a continuous period of at least six months before the date of the meeting, (iii) holds such amount throughout the meeting, and (iv) solicits the holders of shares representing at least 67% of the voting power of shares entitled to vote on the proposal at the shareholder meeting.
Section 21.373 of the TBOC applies only to a “nationally listed corporation,” which is defined as a corporation that:
▪has a class of equity securities registered under Section 12(b) of the Exchange Act;
▪is admitted to trading on a national securities exchange; and
▪either maintains its principal office in Texas or is listed on a Texas-headquartered exchange approved by the Texas Securities Commissioner.
Importantly, Section 21.373 of the TBOC applies to a corporation only if it makes an affirmative election to be governed by such Section through an amendment to its certificate of formation or bylaws. Section 21.002(5) of the TBOC defines a “corporation” as a “domestic for-profit corporation subject to this chapter,” which means that the term “nationally listed corporation” only includes corporations incorporated in Texas.
Following the effectiveness of the Texas Redomestication, the Company will be considered a “nationally listed corporation” and would be eligible to make an affirmative election to be governed by Section 21.373 of the TBOC through a future amendment of the Texas Governing Documents. The Board seeks an advisory vote from shareholders as to whether the Board should make such an election, thereby establishing eligibility requirements for shareholders seeking to make shareholder proposals.
Section 21.373 of the TBOC is similar to Rule 14a-8 under the Exchange Act (“Rule 14a-8”) in that they both address the submission of shareholder proposals for a vote at a meeting of shareholders. However, there are some key differences, which include the following:
▪Section 21.373 of the TBOC addresses the requirements a shareholder must satisfy to submit a proposal for approval at a shareholders’ meeting, while Rule 14a-8 addresses the requirements a shareholder must satisfy to have its proposal included in the corporation’s proxy statement for the shareholders’ meeting.
▪The ownership thresholds of Rule 14a-8 are significantly lower than those of Section 21.373 of the TBOC, although Section 21.373 of the TBOC has a shorter holding period. More specifically, Rule 14a-8 requires that a shareholder hold at least $2,000, $15,000, or $25,000 in market value of the corporation’s securities entitled to vote on the proposal for a continuous period of three years, two years, or one year, respectively.
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Required Ownership to Submit Stockholder Proposals
▪Although Section 21.373 of the TBOC has a significantly higher ownership threshold, a group of shareholders may aggregate holdings for purposes of satisfying the threshold. Rule 14a-8 expressly prohibits shareholders from aggregating holdings for purposes of meeting the requisite ownership threshold.
▪Section 21.373 of the TBOC further requires that a shareholder solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the proposal. Rule 14a-8 has no such solicitation requirement.
Reasons for Amendment
TBOC Section 21.373 provides tangible benefits for companies focused on long-term performance and operational efficiency:
▪Streamlined Governance. By setting higher thresholds, companies can focus annual meetings on proposals backed by investors with significant, sustained financial interests. This may help filter out “trojan horse” proposals by activists who buy shares in a corporation to pursue a political agenda or other initiatives that may otherwise consume resources without reflecting the priorities of the broader shareholder base. The Texas regime leaves untouched critical rights, such as electing directors, voting on mergers, approving major equity plans, and exercising appraisal and inspection rights. It simply asks that shareholder proposals that are to be included on the ballot carry the backing of owners whose stake is more correlative to the cost and significance of the issue. Because director nominations and basic meeting procedures are carved out, and because substantial investors can still file or support proposals (alone or in groups), there remains ample room for governance initiatives, and other proposals with real investor support, and value‑driven campaigns.
▪Fewer Single-Issue or “Hobbyhorse” Proposals. Very low Rule 14a-8 thresholds allow a small number of recurring proponents, often with de minimis stakes, to use the proxy statement as a free platform for idiosyncratic or low‑relevance proposals, consuming board and management time and diverting attention from issues that actually move shareholder value. Requiring at least 3% or $1,000,000 in voting stock means only investors with a meaningful economic interest (or coalitions that have convinced such investors) can put items on the ballot, aligning proposals with the priorities of owners who bear real upside and downside. Texas corporations adopting these provisions may be less likely to receive short-term or single-issue proposals, allowing directors and executives to devote more time to strategic planning, capital allocation, and operational priorities.
▪Investor Alignment and Collective Voice. The new standards encourage engagement with shareholders who are most invested, literally and figuratively, in a company’s growth and stability. The statute expressly permits group aggregation to reach the threshold, which federal law currently bars, so sophisticated long‑term holders, pension funds, and aligned institutions can pool their positions and sponsor thoughtful proposals even if each alone is below 3% or $1,000,000. That structure encourages genuine coalition‑building and dialogue before a proposal is submitted, making it more likely that what reaches the ballot reflects a broad investor consensus rather than a single activist’s agenda.
▪Cost Savings. Every stockholder proposal, whether meritorious or not, drives legal, printing, engagement, and board time, costs that are effectively funded by all shareholders. Higher thresholds and solicitation requirements are designed to ensure those shared costs are incurred only when the issue is material enough that significant owners are prepared to invest capital and effort. By curbing low‑impact or repetitive proposals, electing to be governed by Section 21.373 frees up board and management capacity to focus on strategy, execution, and value‑creating initiatives, which is the outcome diversified long‑term stockholders consistently say they want.
The Board believes that opting in to Section 21.373 is in the best long-term interests of the Company.
If stockholders approve, and the Company implements, the Texas Redomestication Proposal, the Board will review the results of the advisory vote on this proposal and then determine whether to take steps to opt in to the provisions of Section 21.373. If the Board determines to opt in, then, before adopting amendments to the Company’s governing documents, the Company would have to provide notice of the proposed amendments in a proxy statement provided to shareholders. Additionally, in any proxy statement provided to shareholders, the
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Required Ownership to Submit Stockholder Proposals
Company must describe (i) the process by which a shareholder, or group of shareholders, may submit a proposal and (ii) how shareholders may contact one another to aggregate their holdings for purposes of satisfying the applicable share ownership threshold.
Vote Required
The advisory approval of the proposal requires the affirmative vote of the holders of a majority of the outstanding shares of common stock present, in person or by proxy, and entitled to vote on the proposal at the Annual Meeting. As this is an advisory vote, the result will not be binding on the Company or the Board.
Recommendation of the Board
The Board unanimously recommends that stockholder vote “FOR” the advisory approval to increase the threshold ownership to submit stockholder proposals.
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Adjournment of the Annual Meeting
PROPOSAL SIX – Adjournment of the Annual Meeting
Approval of the Adjournment Proposal
Overview
The Adjournment of the Annual Meeting Proposal (the “Adjournment Proposal”), if approved, will allow the Company to adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are insufficient votes to approve one or more of Proposals 2-5.
In this Proposal Six, the Company is asking stockholders to authorize the holder of any proxy solicited by the Board (and each of them individually) to vote in favor of adjourning the Annual Meeting (or any adjournment thereof) to another time and place, if necessary or appropriate (as determined in good faith by the Board), to solicit additional proxies in the event there are not sufficient votes to approve any one of Proposals 2-5. If stockholders approve this Proposal Six, the Company could adjourn the Annual Meeting, and any adjourned or postponed session of the Annual Meeting, and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously voted. Among other things, approval of this Proposal Six could mean that, even if the Company had received proxies representing a sufficient number of votes to defeat any of Proposals 2-5, the Company could adjourn the Annual Meeting without a vote on such proposal and seek to convince stockholders to change their votes in favor of such proposal(s).
The Company currently does not intend to propose an adjournment or postponement of the Annual Meeting if there are sufficient votes to approve all of the Proposals. If it is necessary or appropriate (as determined in good faith by the Board) to adjourn the Annual Meeting, no notice of the adjourned meeting is required to be given to stockholders, other than an announcement at the Annual Meeting of the time and place to which the Annual Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, the Company may transact any business which might have been transacted at the original meeting.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by stockholders, the Board may not be able to adjourn the Annual Meeting to a later date in the event that there are insufficient votes to adopt any of Proposals 2-5.
Resolution to be Voted Upon
The full text of the resolution to be proposed is as follows:

“RESOLVED, that the adjournment of the annual meeting to a later date or dates to be determined by the chairman of the 2026 Annual Meeting, if necessary, to permit further solicitation and vote of proxies be confirmed, ratified and approved in all respects.”
Vote Required
Proposal Six requires the affirmative vote of the holders of a majority of the outstanding shares of common stock present, in person or represented by proxy, and entitled to vote on the proposal at the Annual Meeting.
Recommendation of the Board
The Board unanimously recommends that stockholders vote “FOR” the authorization to adjourn the Annual Meeting, if necessary, as set forth in Proposal Six.
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Proxy Statement and Voting
PROXY STATEMENT AND VOTING
INFORMATION ABOUT SOLICITATION AND VOTING
Record Date and Voting Securities
Only those stockholders that owned shares of the Company’s common stock on February 20, 2026, the record date established by the board of directors, will be entitled to vote at the Annual Meeting. At the close of business on the record date, there were 44,213,159 shares of common stock outstanding held by 115 identified holders. Stockholders are entitled to one vote for each share of common stock that are owned. Outstanding shares of the Company’s Series B Preferred Stock currently do not have voting rights.
Quorum and Voting
The Company’s bylaws provide that the holders of a majority of the votes attributed to the shares of issued and outstanding common stock as of the record date entitled to vote at the Annual Meeting, present in person or represented by proxy, constitute a quorum to transact business. Abstentions, withheld votes, votes against and broker non-votes (described below) will be counted as “present” for purposes of establishing a quorum. If there are not sufficient shares present in person or represented by proxy and entitled to vote at the Annual Meeting for a quorum or to approve any proposal, the board of directors may postpone or adjourn the Annual Meeting to permit the further solicitation of proxies.
If a stockholder is a beneficial owner of shares held in a brokerage account and the stockholder does not instruct the broker, bank or agent how to vote the beneficial owner’s shares, the broker, bank or other agent may still be able to vote the stockholder’s shares in its discretion. Under the rules of the New York Stock Exchange, which are also applicable to NASDAQ-listed companies, brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote a beneficial owner’s “uninstructed” shares on matters considered to be “routine” under NYSE rules but not with respect to “non-routine” matters. A “broker non-vote” occurs when a broker, bank or other agent has not received voting instructions from the beneficial owner of the shares and the broker, bank or other agent cannot vote the shares because the matter is considered “non-routine” under NYSE rules. Proposals 1, and 3 through 5 are considered to be “non-routine” under NYSE rules such that the stockholder’s broker, bank or other agent may not vote the shares on those proposals in the absence of the beneficial owner’s voting instructions. Conversely, the Company believes that Proposal 2 and Proposal 6 are considered to be “routine” under NYSE rules and thus if the beneficial owner does not return voting instructions to the broker, the beneficial owner’s shares may be voted by the broker in its discretion on Proposal 2 and Proposal 6. Thus, it is important that stockholders vote their shares to ensure that they are represented on all matters at the Annual Meeting.
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Proxy Statement and Voting
For each of the proposals, the voting options, Board recommendation, applicable voting standard, and effect of withheld votes, abstentions and broker non-votes, if any, are as follows:

Voting Item	Voting Options	Board Recommends	Voting Standard	Effect of Withhold Votes or Abstentions	Routine[1]	Effect of Broker Non-Votes
1. Election of Directors	For, Withhold	FOR each nominee	Plurality of votes cast2 3	None[3]		None
2. Ratification of appointment of Ernst & Young LLP for 2026	For, Against, Abstain	FOR	Majority of shares present and entitled to vote	Against	✓	Broker non-votes not expected
3. Advisory Vote to Approve the Compensation of the Named Executive Officers	For, Against, Abstain	FOR	Majority of shares present and entitled to vote	Against		None
4. Approval of the Redomestication of the Company from Delaware to Texas by way of Conversion	For, Against, Abstain	FOR	Majority of shares outstanding and entitled to vote	Against		None
5. Advisory Approval of Increasing the Threshold to Submit Stockholder Proposals	For, Against, Abstain	FOR	Majority of shares present and entitled to vote	Against		None
6. Adjournment of the Annual Meeting	For, Against, Abstain	FOR	Majority of shares present and entitled to vote	Against	✓	None
[1] The Company believes that Item 2 (Ratification of the Appointment of Auditors) and Item 6 (Adjournment of the Annual Meeting) are considered “routine” matters under New York Stock Exchange Rules. The Company believes that the remaining four matters are considered “non-routine”.
[2] The ten nominees receiving the highest number of votes “for” will be elected.
[3] However, a director who receives more “withhold” votes than “for” votes is required to submit a resignation under the Company’s Majority Vote Policy (see below).

Directors shall be elected by a plurality of the votes cast. However, in accordance with the Company’s Majority Voting Policy, any nominee for election as a director receiving a greater number of “withhold” votes than votes “for” election in an uncontested election must deliver his or her resignation to the Board. The Board will determine whether to accept the resignation based upon the recommendation of the Governance and Nominating Committee and consideration of the circumstances. The Company will disclose the Board’s decision and the process by which it was reached. Stockholders may not cumulate votes in the election of directors.
Preliminary voting results will be announced during the Annual Meeting, and final results will be tallied by the inspector of election after the taking of the vote at the Annual Meeting. The Company will publish the final voting results in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting.
The Company does not currently know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, the persons designated in the enclosed proxy will vote your proxy in their discretion on such matters.
The individuals named as proxies will vote properly completed proxies received prior to the Annual Meeting in the way you direct. If you send in a properly completed proxy but do not specify how the proxy is to be voted, the shares represented by your proxy will be voted to elect the ten director nominees, to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2026, to approve, on an advisory basis, the 2025 compensation of the named executive officers, to approve the redomestication of the Company from Delaware to Texas, to approve an advisory proposal to increase the threshold for submitting stockholder proposals, and to approve adjournment of the Annual Meeting (if necessary) to continue to solicit vote to approve any of Proposals 2-5. If shares are held by a bank, broker or other nominee and the stockholder wants to vote in person at the Annual Meeting, the stockholder must obtain a legal proxy from the record holder and present it at the Annual Meeting.
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Proxy Statement and Voting
Stockholders of record may revoke a proxy at any time before the proxy is exercised by any of the following:
1.delivering written notice of revocation to Texas Capital Bancshares, Inc., Attn: Corporate Secretary – Annual Meeting, 2000 McKinney Avenue, 7th Floor, Dallas, Texas 75201;
2.submitting another properly completed proxy card that is later dated;
3.voting by telephone at a subsequent time;
4.voting through the Internet at a subsequent time; or
5.voting in person at the Annual Meeting.
If shares are held in the name of a broker, bank or other nominee, please follow the instructions received from them to instruct them to revoke the voting of your shares.
Please review the proxy materials and follow the relevant instructions to vote your shares. The Company hopes you will exercise your rights and fully participate as a stockholder.
Solicitation of Proxies
It is important that you are represented by proxy or are present in person at the Annual Meeting. The Company requests that you vote your shares by following the instructions as set forth in the Notice of Internet Availability of Proxy Materials and this Proxy Statement. Your proxy will be voted in accordance with the directions you provide.
The Board is making this solicitation and the Company will pay the costs and all expenses of this proxy solicitation. The directors, officers and employees of Texas Capital may also solicit proxies by telephone or in person but will not be paid additional compensation to do so. The Company engaged Sodali & Co and Alliance Advisors, LLC to assist with the solicitation of proxies for a fee of $12,500 and $20,500, respectively. The Company also agreed to reimburse such firms for certain expenses and to indemnify such firms against certain losses and expenses. The Company will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of common stock.
The Company is permitted to send a single Notice of Annual Meeting of Stockholders (“Notice”) and any other proxy materials it chooses to mail to stockholders who share the same last name and address, unless the stockholders have notified the Company of their desire to receive multiple copies of the Notice or proxy materials. This procedure is called “householding” and is intended to reduce printing and postage costs.
The Company will promptly deliver, upon written or oral request, a separate copy of the Notice or proxy materials to any stockholder residing at an address to which only one copy was mailed. If you would like to receive a separate copy of the Notice or other proxy materials, either now or in the future, please contact the Company in writing at the following address: Texas Capital Bancshares, Inc., Attn: Investor Relations, 2000 McKinney Avenue, 7th Floor, Dallas, Texas 75201, or via telephone at (214) 932-6600.
If a stockholder holds shares through a bank, broker or other nominee and would like to receive additional copies of the Notice and any other proxy materials, or if multiple copies of the Notice or other proxy materials are being delivered to the stockholder’s address and the stockholder would like to request householding, please contact your bank, broker or nominee.
TCBI 2026|Notice of Annual Meeting and Proxy Statement 134

Additional Information
ADDITIONAL INFORMATION
Future Stockholder Proposals and Director Nominations
Stockholders are entitled to submit director nominations or proposals on matters appropriate for stockholder action at next year’s annual meeting consistent with the regulations of the SEC and the Company’s Bylaws. Notices for any of the following should be mailed to Texas Capital Bancshares, Inc., Attn: Corporate Secretary, 2000 McKinney Avenue, 7th Floor, Dallas, Texas 75201 for receipt prior to the applicable deadline.

Item	Description	Deadline for Receipt	What to Include
Proposals in Next Year’s Proxy Statement
SEC Rule 14a-8 permits a stockholder to submit a proposal (other than director nominations) for inclusion in the proxy statement for next year’s annual meeting, if the stockholder and the proposal comply with SEC Rule 14a-8
		On or before November 6, 2026	Information Required by SEC Rule 14a-8
Director Nominations on Next Year’s Proxy Card (Universal Proxy)
SEC Rule 14a-9 permits stockholder(s) who intend to solicit proxies in support of director nominees, other than the Company’s nominees, to include their director nominations on the Company’s proxy card for next year’s annual meeting if the stockholder(s) comply with SEC Rule 14a-19
		Postmarked or transmitted electronically to the Company no later than 60 days (February 20, 2027) prior to the anniversary of the previous year’s annual meeting[2]	Information Required by SEC Rule 14a-19
Other Proposals or Nominees for Presentation at Next Year’s Annual Meeting
The Company’s Bylaws also provide that any stockholder proposal, including any director nomination, that is not submitted for inclusion in next year’s proxy statement in one of the procedures above, may instead be presented if the submitting stockholder complies with Article III, Section 3.5 and 3.6 (for director nominations) or Article II, Section 2.9 (for other proposals) of our Bylaws
		Not less than 100 days (January 11, 2027) and nor more than 130 days (December 12, 2026) prior to the one-year anniversary of the preceding year’s annual meeting[3]	Information required by Article II, Section 2.9 or Article III, Sections 3.5 and 3.6 of the Bylaws, as applicable

[1] The Company’s Bylaws are filed as an exhibit to the Company’s most recent Annual Report on Form 10-K, or a printed copy of the Bylaws is available free of charge by writing to the Company’s Corporate Secretary at the address above.
[2] Provided that, if the Company did not hold an annual meeting during the previous year, or if the date of the meeting has changed by more than 30 calendar days from the previous year, then notice must be provided to the Company by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made by the Company.
[3] However, that if the date of the annual meeting is more than 30 calendar days before or more than 30 calendar days after such anniversary date, notice will be timely received, if received not less than 100 days nor more than 130 days prior to the date of such annual meeting, or, if later, ten days following the day on which a public announcement (as defined) of the date of such annual meeting was first made.

The Company will not entertain any director nominations or other proposals from stockholders at the 2027 Annual Meeting of Stockholders that do not meet the timing, disclosure, procedural and other requirements set forth in applicable SEC rules and/or the Bylaws. The chair of the annual meeting of stockholders has the sole authority to determine whether any nomination or other proposal has been properly brought before the meeting in accordance with SEC Rules or the Company’s Bylaws.
Governing Documents and Public Filings Availability
The Company’s Certificate of Incorporation and Bylaws have been filed as exhibits to the Company’s most recent Annual Report on Form 10-K. The Company’s SEC filings, including annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, beneficial ownership reports on Forms 3, 4 and 5 filed by the Company’s directors and executive officers, and other filings with the SEC are available at https://investors.texascapitalbank.com/financials/sec-filings/default.aspx.
The Company’s Corporate Governance Guidelines, Board committee charters and Code of Business Conduct and Ethics serve as the foundation of our corporate governance. Each document may be viewed, printed or downloaded at https://investors.texascapitalbank.com/governance-responsibility/governance-documents/default.aspx. The Company will promptly deliver free of charge, upon request, a copy of the corporate governance guidelines, Board committee charters or Code of Business Conduct and Ethics, or its
TCBI 2026|Notice of Annual Meeting and Proxy Statement 135

Additional Information
most recent Annual Report, to any stockholder requesting a copy. Requests should be directed to Corporate Secretary, Texas Capital Bancshares, Inc., 2000 McKinney Avenue, 7th Floor, Dallas, Texas 75201.
References to the Company’s website in this Proxy Statement are provided as a convenience, and the information on the website (including the investor relations section and other reports) is not, and shall not be deemed to be, a part of, or incorporated into, this Proxy Statement. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding issuers, including Texas Capital Bancshares, Inc., that electronically file with the SEC at http://www.sec.gov.
Annual Report
A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 is included in the 2025 Annual Report made available to (or provided to) stockholders with this Proxy Statement, and is available on the Company’s website at https://investors.texascapitalbank.com/overview/default.aspx.
A copy of the Company’s Annual Report on Form 10-K for the most recent fiscal year, as filed with the SEC, not including exhibits, will be mailed without charge to stockholders upon written request to Corporate Secretary, Texas Capital Bancshares, Inc., 2000 McKinney Avenue, 7th Floor, Dallas, Texas 75201. The Form 10-K includes certain listed exhibits, which will be provided upon payment of a fee covering the Company’s reasonable expenses.
Stockholder List
A list of stockholders of record will be available to stockholder upon request at the address above for the 10 days prior to the Annual Meeting, and will be available during the Annual Meeting.
Cautionary Note Regarding Forward-Looking Statements
This Proxy Statement contains “forward-looking statements” within the meaning of and pursuant to the Private Securities Litigation Reform Act of 1995 regarding, among other things, the Company’s financial condition, results of operations, business plans and future performance. These statements are not historical in nature and may often be identified by the use of forward-looking words, such as “may,” “will,” “anticipates,” “expects,” “believes,” “estimates,” “intends,” “plans,” “should,” or the negative thereof, or comparable terminology, or by discussions of strategy, objectives, estimates, trends, guidance, expectations and future plans. For details on the uncertainties that may cause the Company’s actual future results to be materially different than those expressed in the forward-looking statements, see the risks and other factors set forth in the Company’s filings with the SEC, including those set forth in the Company’s 2025 Annual Report on Form 10-K.
The information contained in this Proxy Statement speaks only as of its date. The Company does not assume any obligation to update any forward-looking statements as a result of new information, future developments, or otherwise, except as otherwise may be required by law. Actual results could differ materially..
TCBI 2026|Notice of Annual Meeting and Proxy Statement 136

Annex A – Definitions and Non-GAAP Measures
ANNEX A

Definitions and Non-GAAP Financial Measures

A.Definitions. The following terms are used in this Proxy Statement:
1.Net Income: Net income available to common stockholders.
2.Diluted earnings per share (EPS): diluted earnings per common share.
3.Return on Average Assets (ROAA): net earnings divided by average assets.
4.TSR: Total stockholder return over a specified period.
5.Efficiency Ratio: non-interest expense divided by the sum of net interest income and non-interest income.
6.Pre-Provision Net Revenue (PPNR): Net interest income plus non-interest income, less non-interest expense.
7.CET1 Ratio: Common Equity Tier 1 capital divided by risk-weighted assets.
8.Return on Average Common Equity (ROACE): net income available to common stockholders as a percentage of average common equity.
9.Return on Tangible Common Equity (ROTCE): net income available to common stockholders as a percentage of Average Tangible Common Equity.
10.Average Tangible Common Equity: average common equity less average goodwill and intangibles.
11.Book value per share: stockholders’ equity excluding preferred stock, divided by shares outstanding at period end.
12.Tangible book value per share (TBVPS): stockholders’ equity excluding preferred stock, less goodwill and intangibles, divided by shares outstanding at period end.

B.Non-GAAP Financial Measures

This Proxy Statement includes certain adjusted financial measures that are calculated on a non-GAAP basis. The Company believes that these measures are useful to compare the Company’s results across several periods and facilitate an understanding of the Company’s operating results. The Company uses these measures to evaluate the Company’s operating performance and use of equity and the Compensation and Human Capital Committee uses these measures as part of its assessment of the performance of the NEOs. These measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. GAAP, which are included in the reconciliations below.

(1) Return on Tangible Common Equity (ROTCE), also referred to by the Company as Return on Average Tangible Common Equity (ROATCE), is a non-GAAP financial measure used by the Company that represents the measure of net income available to common stockholders as a percentage of average tangible common equity. ROTCE is one of the performance measures used in the Company’s long-term incentive plan performance RSUs. A reconciliation of ROTCE to the most directly comparable GAAP measure, Return on Average Common Equity (ROACE), is presented below.

	2025 ($mm)		2024 ($mm)		2023 ($mm)
	As Reported	Adjusted	As Reported	Adjusted	As Reported	Adjusted
Net Income to Common	$313.0	$313.8	$60.3	$208.3	$171.9	$187.1
Average Common Equity	$3,264.4	$3,264.4	$2,955.5	$2,955.5	$2,795.0	$2,795.0
Less: Average Goodwill and Intangibles	1.5	1.5	1.5	1.5	1.5	1.5
Average Tangible Common Equity	$3,262.9	$3,262.9	$2,954.0	$2,954.0	$2,793.5	$2,793.5

ROACE	9.6%	9.6%	2.0%	7.0%	6.2%	6.7%
ROTCE	9.6%	9.6%	2.0%	7.1%	6.2%	6.7%
TCBI 2025|Notice of Annual Meeting and Proxy Statement Annex A-1

Annex A – Definitions and Non-GAAP Measures
(2) The following items are non-GAAP financial measures: adjusted non-interest income, adjusted non-interest expense, adjusted net income, adjusted net income available to common stockholders, adjusted pre-provision net revenue (“PPNR”), adjusted diluted earnings/(loss) per common share, adjusted return on average assets, adjusted return on average common equity, efficiency ratio, and adjusted efficiency ratio. These are not measures recognized under GAAP and therefore are considered non-GAAP financial measures. The table below provides a reconciliation of these non-GAAP financial measures to the most comparable GAAP measures.

	2025 ($mm)	2024 ($mm)	2023 ($mm)	2022 ($mm)	2021 ($mm)
Net interest income	$1,028.6	$901.3	$914.1	$875.8	$768.8

Non-interest income	227.1	31.0	161.4	349.5	138.3
Adjustments for Non-Recurring Items:
Available-for-sale debt securities losses, net	1.9	179.6	—	—	—
Gain on sale of insurance premium finance subsidiary	—	—	—	(248.5)	—
Non-interest income, adjusted	229.0	210.6	161.4	101.0	138.3

Total revenue[1]	1,255.8	932.3	1,075.5	1,225.3	907.1
Total revenue adjusted[1]	1,257.7	1,111.9	1,075.5	976.8	907.1

Non-interest expense	768.1	758.3	756.9	727.5	599.0
FDIC special assessment	2.2	(2.8)	(19.9)	—	—
Restructuring expenses	(1.4)	(7.9)	—	(9.8)	(12.0)
Legal settlement	—	(5.0)	—	—	—
Transaction costs	—	—	—	(29.6)	—
Charitable contribution	—	—	—	(8.0)	—
Non-interest expense, adjusted	768.9	742.5	737.1	680.1	587.0

Provision for credit losses	55.0	67.0	72.0	66.0	(30.0)

Income tax expense	102.5	29.6	57.5	99.3	84.1
Tax effect of adjustments	0.2	47.2	4.6	(45.4)	2.7
Income tax expense, adjusted	102.7	76.8	62.1	53.9	86.8

Net income[2]	$330.2	$77.5	$189.1	$332.5	$253.9
Net income, adjusted[2]	$331.0	$225.6	$204.4	$176.8	$263.2

Preferred stock dividends	17.3	17.3	17.3	17.3	18.7

Net income to common stockholders[3]	$313.0	$60.3	$171.9	$315.2	$235.2
Net income to common stockholders, adjusted[3]	$313.8	$208.3	$187.1	$159.5	$244.5

PPNR[4]	$487.7	$174.1	$318.6	$497.8	$308.1
PPNR[4], adjusted	$488.8	$369.4	$338.5	$296.6	$320.1

Weighted average common shares outstanding, diluted	46,127,375	46,989,204	48,610,206	51,046,742	51,140,974
Diluted earnings per common share	$6.79	$1.28	$3.54	$6.18	$4.60
Diluted earnings per common share, adjusted	$6.80	$4.43	$3.85	$3.13	$4.78

Average total assets	$31,828.1	$30,613.2	$29,537.3	$32,049.8	$38,140.8
Return on average assets	1.04%	0.25%	0.64%	1.04%	0.67%
Return on average assets, adjusted	1.04%	0.74%	0.69%	0.55%	0.69%

Average common equity	$3,264.4	$2,955.5	$2,795.0	$2,783.3	$2,815.7
Return on average common equity	9.59%	2.04%	6.15%	11.33%	8.35%
Return on average common equity, adjusted	9.61%	7.05%	6.70%	5.73%	8.68%

Efficiency ratio[5]	61.2%	81.3%	70.4%	59.4%	66.0%
Efficiency ratio, adjusted[5]	61.1%	66.8%	68.5%	69.6%	64.7%
[1] Net interest income plus non-interest income. On an adjusted basis, net interest income plus non-interest income, adjusted. [2] Net interest income plus non-interest income, less non-interest expense, provision for credit losses and income tax expense. On an adjusted basis, net interest income plus non-interest income, adjusted, less non-interest expense, adjusted, provision for credit losses and income tax expense, adjusted. [3] Net income, less preferred stock dividends. On an adjusted basis, net income, adjusted, less preferred stock dividends. [4] Net interest income plus non-interest income, less non-interest expense. On an adjusted basis, net interest income plus non-interest income, adjusted, less non-interest expense, adjusted. [5] Non-interest expense divided by the sum of net interest income and non-interest income. On an adjusted basis, non-interest expense, adjusted, divided by the sum of net interest income and non-interest income, adjusted.

TCBI 2025|Notice of Annual Meeting and Proxy Statement Annex A-2

Annex B – Board Resolutions
ANNEX B

TEXAS CAPITAL BANCSHARES, INC.

RESOLUTIONS
OF
THE BOARD OF DIRECTORS

February 10, 2026

These resolutions are adopted by unanimous vote of the Board of Directors (the “Board”) of Texas Capital Bancshares, Inc., a Delaware corporation (the “Company”), on February 10, 2026.

TEXAS REDOMESTICATION
WHEREAS, the Board has considered redomesticating the Company from the State of Delaware to the State of Texas by the conversion of the Company from a corporation organized under the laws of the State of Delaware (the Company, when organized under such laws, the “Delaware Corporation”) to a corporation organized under the laws of the State of Texas (the Company, when organized under such laws, the “Texas Corporation”) pursuant to and in accordance with Section 266 of the Delaware General Corporation Law (the “DGCL”), Title 1, Chapter 10, Subchapter C of the Texas Business Organizations Code (the “TBOC”), and the proposed Plan of Conversion (the “Plan of Conversion”), in the form attached hereto as Exhibit A (such conversion, the “Texas Redomestication”);
WHEREAS, after investigating and considering the benefits and detriments of redomesticating the Company from the State of Delaware, at a meeting of the Board held on February 10, 2026, the Board adopted resolutions determining that the redomestication of the Company in Texas is in the best interests of the Company and all of its stockholders, and that the Board should submit the redomestication for approval and adoption by the stockholders of the Company at the Company’s 2026 annual meeting of stockholders (the “2026 Annual Meeting”) and the Board recommends that stockholders vote for the redomestication based on the determination that redomesticating in Texas is in the best interests of the Company and all of its stockholders;
WHEREAS, the Plan of Conversion provides, among other things, on completion of the Texas Redomestication, and without any further action on the part of any person, that:
(a) each outstanding share of common stock (including restricted stock, which shall remain restricted on the same terms as currently apply), par value $0.01 per share, of the Delaware Corporation will automatically be converted into one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the Texas Corporation, and any warrant, option, restricted stock unit, equity or equity-based award or other right to acquire any, or of any instrument to convert into, or based on the value of, common stock or other equity security of the Delaware Corporation, be a warrant, option, restricted stock unit, equity or equity-based award or other right to acquire any, or of any instrument to convert into, or based on the value of, the same amount of common stock or other equity securities of the Texas Corporation; and
(b) each outstanding share of preferred stock, par value $0.01 per share, of the Delaware Corporation will automatically be converted into one validly issued, fully paid and nonassessable share of preferred stock, par value $0.01 per share, of the Texas Corporation and any depositary receipt, warrant, option, restricted stock unit, equity or equity-based award or other right to acquire any, or of any instrument to convert into, or based on the value of, preferred stock or other similar equity security of the Delaware Corporation, be a depositary receipt, warrant, option, restricted stock unit, equity or equity-based award or other right to acquire any, or of any instrument to convert into, or based on the value of, the same amount of preferred stock or other similar equity securities of the Texas Corporation; and
(c) the Company’s existing certificate of incorporation and bylaws will be replaced with the Texas Certificate of Formation (the “Texas Certificate of Formation”) and the Texas Bylaws (the “Texas Bylaws” and,
TCBI 2026|Notice of Annual Meeting and Proxy Statement Annex B-1

Annex B – Board Resolutions
together with the Texas Certificate of Formation, the “Texas Governing Documents”), each in the form attached hereto as Exhibits B and C, respectively; and
WHEREAS, the Board has reviewed and considered the Texas Redomestication, the Plan of Conversion, the Texas Governing Documents, including a comparison to the Company’s current Certificate of Incorporation and Bylaws, and the factors and considerations reflected in the draft proxy statement of the Company for its 2026 Annual Meeting, and has determined that approving and effecting the Texas Redomestication and approving and adopting the Plan of Conversion and the Texas Governing Documents are in the best interests of the Company and its stockholders.
NOW, THEREFORE, BE IT RESOLVED, that the Board, by unanimous vote, hereby (a) determines that the Texas Redomestication, the Plan of Conversion and the Texas Governing Documents are in the best interests of the Company and its stockholders and (b) approves and adopts the Texas Redomestication, the Plan of Conversion and the Texas Governing Documents;
RESOLVED FURTHER, that the form, terms, provisions, and conditions of the Plan of Conversion be, and the same hereby are, in all respects approved and adopted; and
RESOLVED FURTHER, that the Board hereby directs that the Texas Redomestication (including the Plan of Conversion and Texas Governing Documents) and these resolutions approving the Texas Redomestication (the “Texas Redomestication Board Resolutions”) be submitted for approval and adoption, respectively, by the stockholders of the Company at the Company’s 2026 Annual Meeting, which approval and adoption shall require the affirmative vote of a majority of the outstanding shares of stock of the Company entitled to vote thereon in accordance with Section 266 of the DGCL; and
RESOLVED FURTHER, that the Board, by the unanimous vote of the Directors, hereby recommends a vote “FOR” the Texas Redomestication Proposal, including, without limitation, the Texas Redomestication (including the Plan of Conversion and the Texas Governing Documents) and the Texas Redomestication Board Resolutions, and that the Company’s stockholders approve the Texas Redomestication (including the Plan of Conversion and the Texas Governing Documents) and adopt the Texas Redomestication Board Resolutions at the 2026 Annual Meeting; and
RESOLVED FURTHER, that upon receipt of stockholder approval of the Texas Redomestication Proposal, including, without limitation, the approval of the Texas Redomestication (including the Plan of Conversion and the Texas Governing Documents) and the adoption of the Texas Redomestication Board Resolutions, at the 2026 Annual Meeting, each of the Chief Financial Officer and the Chief Legal Officer and Corporate Secretary of the Company, and each of their respective designees (each such person, an “Authorized Officer”) be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Company and without further action from the Board, to prepare, execute, file and deliver all agreements, documents, notices, certificates, consents, approvals or other instruments, and to take all such actions that such Authorized Officer deems necessary, desirable or appropriate in order to perform the Company’s obligations under the Plan of Conversion and to consummate the Texas Redomestication, including, without limitation, (a) the execution and filing of certificates of conversion with the Secretary of State of the States of Texas and Delaware, as applicable, and as required by the DGCL and the TBOC, and the execution and filing of the Texas Certificate of Formation with the Secretary of State of the State of Texas; including, as applicable, a statement of the rights and preferences of the Series B Preferred Stock, (b) the filing of the annual franchise tax reports required by the Secretary of State of the State of Delaware and the payment of the applicable franchise taxes; (c) the payment of any fees that may be necessary in connection with the Texas Redomestication; (d) the submission of all required notifications to The NASDAQ Stock Market or any other applicable stock exchange; (e) the preparation of new forms of common and preferred stock certificates conforming to the TBOC and the Texas Governing Documents, and (f) the filing of Current Reports on Form 8-K and any other regulatory filings that may be necessary, desirable or appropriate in connection with the Texas Redomestication.
TCBI 2026|Notice of Annual Meeting and Proxy Statement Annex B-2

Annex B – Board Resolutions
PROXY MATERIALS; MANAGEMENT PROPOSAL
RESOLVED, that, in accordance with the foregoing resolutions, each of the Authorized Officers be, and each of them hereby is, authorized, empowered and directed to (a) include the Texas Redomestication Proposal, including, without limitation, the Texas Redomestication (including the Plan of Conversion and the Texas Governing Documents) and the Texas Redomestication Board Resolutions in the Company’s proxy materials for the 2026 Annual Meeting, and (b) solicit proxies on behalf of the Board from the Company’s stockholders authorizing the persons named in such proxies to vote their shares of the Company’s common stock in favor of the Texas Redomestication Proposal, including, without limitation, the Texas Redomestication (including the Plan of Conversion and the Texas Governing Documents) and the Texas Redomestication Board Resolutions, at the 2026 Annual Meeting.
ADDITIONAL ACTIONS
RESOLVED, that in addition to the specific authorizations set forth in any of the foregoing resolutions, each of the Authorized Officers is hereby authorized, empowered and directed, in the name and on behalf of the Company and without further action from the Board, to prepare or cause to be prepared, execute, deliver and file any and all agreements, instruments or documents, perform all acts, do all things, and pay or cause to be paid all liabilities, fees, expenses and costs such Authorized Officer deems necessary, desirable or appropriate to consummate, effectuate, carry out or further the transactions contemplated by and the intent and purposes of the foregoing resolutions; and
RESOLVED FURTHER, that the Authorized Officers be, and each of them hereby is, authorized and directed, in the name and on behalf of the Company, to take any steps in connection with initiating or defending legal proceedings in any federal, state or foreign court or governmental agency that may be necessary, desirable or advisable in connection with the Texas Redomestication or any of the other transactions contemplated by the foregoing resolutions and to execute any and all further instruments or any amendments thereto and to effect all necessary filings or any amendments thereto with any and all appropriate federal, state and foreign courts or regulatory authorities; and
RESOLVED FURTHER, that each of the Authorized Officers is hereby authorized and empowered, in the name and on behalf of the Company and without further action from the Board, to delegate such Authorized Officer’s authority granted by these resolutions to one or more attorneys-in-fact or agents acting for such Authorized Officer.
RATIFICATION OF PRIOR ACTIONS
RESOLVED, that any and all acts or things done by any officer or director of the Company prior to the adoption of these resolutions that if done after the date hereof would be authorized or contemplated by, or in furtherance of, such resolutions be, and each and all of said acts and things hereby are, expressly and in all respects authorized, approved, adopted, ratified and confirmed.

TCBI 2026|Notice of Annual Meeting and Proxy Statement Annex B-3

Annex B – Board Resolutions
Exhibit A1

Exhibit B2

Exhibit C3

1 See Annex C below.
2 See Annex F below.
3 See Annex G below.
TCBI 2026|Notice of Annual Meeting and Proxy Statement Annex B-4

Annex C – Plan of Conversion
ANNEX C

Plan of Conversion
of
Texas Capital Bancshares, Inc., a Delaware corporation
into
Texas Capital Bancshares, Inc., a Texas corporation

This Plan Of Conversion (this “Plan”), dated as of [•], 2026, is hereby adopted by Texas Capital Bancshares, Inc., a Delaware corporation (the “Converting Entity”), in order to set forth the terms, conditions and procedures governing its conversion into, and continued existence as, Texas Capital Bancshares, Inc., a Texas corporation (the “Converted Entity”), pursuant to Title 1, Chapter 10, Subchapter C of the Texas Business Organizations Code (the “TBOC”).
WHEREAS, the Board of Directors of the Converting Entity has approved this Plan and the conversion of the Converting Entity into the Converted Entity (the “Conversion”), has adopted such resolutions as are required pursuant to the terms of the Delaware General Corporation Law (the “DGCL”), and has submitted and recommended this Plan and the Conversion for approval by the stockholders of the Converting Entity, and the stockholders of the Converting Entity have validly approved this Plan and the Conversion in accordance with the requirements of the DGCL and the certificate of incorporation of the Converting Entity.
NOW, THEREFORE, the Converting Entity does hereby adopt this Plan, as set forth below:
1. Plan of Conversion.

a. The name of the Converting Entity is “Texas Capital Bancshares, Inc.”, a Delaware corporation.
b. The name of the Converted Entity is “Texas Capital Bancshares, Inc.”, a Texas corporation.
c. The Converting Entity is continuing its existence, without lapse or interruption, in the organizational form of a Texas for-profit corporation under the name “Texas Capital Bancshares, Inc.”; that is, in the organizational form of the Converted Entity.
d. The Converted Entity is to be a for-profit corporation, and its jurisdiction of formation is the State of Texas.
e. As of the Effective Time (as defined in Section 2), automatically by virtue of the Conversion and without any further action on the part of any person, each share of common stock (including restricted stock, which shall remain restricted), par value $0.01 per share, of the Converting Entity shall convert into one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the Converted Entity, and any warrant, option, restricted stock unit, equity or equity-based award, or other right to acquire any, or of any instrument to convert into or based on the value of, common stock or other equity security of Converting Entity shall from and after the Effective Time, be a warrant, option, restricted stock unit, equity or equity-based award or other right to acquire any, or of any instrument to convert into or based on the value of, the same amount of common stock or other equity securities of Converted Entity, respectively, and, if applicable, with the same exercise or purchase price per share.
f. As of the Effective Time (as defined in Section 2), automatically by virtue of the Conversion and without any further action on the part of any person, each share of preferred stock, par value $0.01 per share, of the Converting Entity shall convert into one validly issued, fully paid and nonassessable share of preferred stock, par value $0.01 per share, of the Converted Entity, and any depositary receipt, warrant, option, stock unit, equity or equity-based award, or other right to acquire any, or of any instrument to convert into or based on the value of, preferred stock or other similar equity security of Converting Entity shall from and after the Effective Time, be a warrant, option, restricted stock unit, equity or equity-based award or other right to acquire any, or of any instrument to convert into or based on the value of, the same amount of preferred stock or other similar equity securities of Converted Entity, respectively, and, if applicable, with the same exercise or purchase price per share.
TCBI 2026|Notice of Annual Meeting and Proxy Statement Annex C-1

Annex C – Plan of Conversion
g. As of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, each employment letter or agreement, employee benefit plan or agreement, incentive compensation plan or agreement or other similar plan or agreement to which the Converting Entity is a party, or otherwise maintains, sponsors or contributes, shall continue to be a plan or agreement of the Converted Entity on the same terms and conditions and any references to the Converting Entity thereunder shall mean the Converted Entity on and after the Effective Time. To the extent that any such plan, letter or agreement provides for the issuance, or is otherwise based on the value, of common stock or other equity securities of the Converting Entity, as of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, such plan or agreement shall be deemed to provide for the issuance, or be based on the value, of common stock or other equity securities of the Converted Entity, respectively.
h. All of the outstanding certificates representing shares of common stock or preferred stock of the Converting Entity common stock or preferred stock immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of common stock or preferred stock of the Converted Entity.
i. As of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, each agreement to which the Converting Entity is a party, shall continue to be an agreement of the Converted Entity on the same terms and conditions and any references to the Converting Entity thereunder shall, on and after the Effective Time, mean the Converted Entity.
2. Effective Time. The Conversion will be consummated under the TBOC by filing with the Secretary of State of the State of Texas (a) a Certificate of Conversion in the form required by the TBOC (the “Texas Certificate”) and executed in accordance with the relevant provisions of the TBOC and (b) a Certificate of Formation in the form attached hereto as Exhibit A (the “Certificate of Formation”). The time specified in the Texas Certificate shall be the “Effective Time”. Simultaneously with the filing of the Texas Certificate, the Converting Entity is authorized and empowered to take any such actions as may be necessary or prudent in connection with the Conversion under the DGCL.
3. Effects of the Conversion. The Conversion will have the effects set forth in the TBOC and, to the extent necessary, the DGCL, including without limitation the effects set forth in Sections 1.e through 1.i of this Plan. The Converted Entity will be responsible for the payment of all of the Converting Entity’s fees and franchise taxes and will be responsible for all of its debts and liabilities.
4. Governance of the Converted Entity. On and after the Effective Time, the affairs of the Converted Entity shall be governed in accordance with the TBOC and the Certificate of Formation, and the Bylaws of the Converted Entity in substantially the form attached hereto as Exhibit B. Immediately after the Effective Time, the directors and officers of the Converting Entity shall continue as the directors and officers of the Converted Entity.
5. Foreign Qualifications of Converted Entity. For the purpose of authorizing the Converted Entity to do business in any state, territory, or dependency of the United States, including, but not limited to, Delaware, or of any foreign country in which it is necessary or expedient for the Converted Entity to transact business, the officers of the Converted Entity are hereby authorized and empowered to appoint and substitute all necessary agents or attorneys for service of process, to designate and to prepare, execute, and file, for and on behalf of the Converted Entity, all necessary certificates, reports, powers of attorney, and other instruments as may be required by the laws of such state, territory, dependency, or country to authorize the Converted Entity to transact business therein, and whenever it is expedient for the Converted Entity to cease doing business therein and withdraw therefrom, to revoke any appointment of agent or attorney for service of process, and to file such certificates, reports, revocation of appointment, or surrender of authority as may be necessary to terminate the authority of the Converted Entity to do business in any such state, territory, dependency, or country, and all actions taken by the officers of the Converted Entity prior to the Effective Time in furtherance of this Section 5 shall be, and each of them hereby is, approved, ratified and confirmed in all respects as the proper acts and deeds of the Converted Entity.
6. Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person or entity other than as expressly provided herein. It being understood that, notwithstanding anything to the contrary in this Plan, no provision of this Plan is intended to, or does, confer any rights or remedies on any current or former employee or other service provider of the Converting Entity (nor any other individual associated therewith) and none of such individuals shall be regarded for any purpose as a third party beneficiary to this Plan.
TCBI 2026|Notice of Annual Meeting and Proxy Statement Annex C-2

Annex C – Plan of Conversion
7. Severability. Whenever possible, each term and provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any term or provision of this Plan is held to be prohibited by or invalid under applicable law or in any jurisdiction, such term or provision will be ineffective only to the extent, of such prohibition or invalidity, without invalidating the remainder of this Plan. Upon the determination that any term or provision of this Plan is invalid, illegal or unenforceable, such term or provision shall be deemed amended in such jurisdiction, without further action on the part of any person or entity, to the limited extent necessary to render the same valid, legal or enforceable.

[Remainder of Page Intentionally Left Blank – Signature Page Follows]
TCBI 2026|Notice of Annual Meeting and Proxy Statement Annex C-3

Annex C – Plan of Conversion

IN WITNESS WHEREOF, Texas Capital Bancshares, Inc., a Delaware corporation, has caused this Plan to be executed by its duly authorized representative as of the date first stated above.

Texas Capital Bancshares, Inc., a Delaware corporation

By: ________________________

Name:______________________

Title:_______________________

TCBI 2026|Notice of Annual Meeting and Proxy Statement Annex C-4

Annex D – Delaware Certificate of Conversion
ANNEX D

STATE OF DELAWARE
CERTIFICATE OF CONVERSION
FROM A DELAWARE CORPORATION
TO A NON-DELAWARE ENTITY
PURSUANT TO SECTION 266 OF
THE DELAWARE GENERAL CORPORATION LAW

1.The name of the Delaware corporation is Texas Capital Bancshares, Inc.
The name under which its Certificate of Incorporation was originally filed was “Prime Holding Company”.

2.    The date of filing of its original Certificate of Incorporation with the Delaware Secretary of State is November 20, 1996.

3.    The jurisdiction to which the corporation shall convert is Texas and the name under which the entity shall be known is “Texas Capital Bancshares, Inc.”.

4.    The conversion has been approved in accordance with Section 266 of the Delaware General Corporation Law.

5.    The corporation agrees that it may be served with process in the State of Delaware in any action, suit or proceeding for enforcement of any obligation of the corporation arising while it was a corporation of the State of Delaware, as well as for enforcement of any obligation of such other entity arising from the conversion, including any suit or other proceeding to enforce the right of any stockholders as determined in appraisal proceedings pursuant to Section 262 of Title 8, and irrevocably appoints the Secretary of State of Delaware as its agent to accept service of process in any such action, suit or proceeding.

6.    The address to which a copy of the process shall be mailed by the Secretary of State is 2000 McKinney Ave., Suite 700, Dallas, Texas 75201.

7.    A plan of conversion has been approved and adopted in accordance with Section 266(l) of the Delaware General Corporation Law in connection with the conversion of the corporation effected hereby, and all provisions of such plan of conversion have been approved in accordance with Section 266 of the Delaware General Corporation Law.

8.     This Certificate becomes effective at a later date, which is not more than one hundred and eighty days after the date of its filing. The delayed effective date is 1:01 a.m. Eastern Time on June 1, 2026.

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the day of , A.D. 2026 .

By:
Authorized Officer

Name:
Print or Type
TCBI 2026|Notice of Annual Meeting and Proxy Statement Annex D-1

Annex E – Texas Certificate of Conversion

ANNEX E

STATE OF TEXAS

CERTIFICATE OF CONVERSION
OF A
FOREIGN ENTITY
CONVERTING TO A
TEXAS FILING ENTITY

Converting Entity Information
The name of the converting entity (the “Converting Entity”) is Texas Capital Bancshares, Inc.
The jurisdiction of formation of the Converting Entity is Delaware.
The Converted Entity is a For-Profit Corporation.
The date of formation of the Converting Entity in the State of Delaware is November 20, 1996.
The file number, if any, issued to the Converting Entity by the State of Texas is: 0012080906.

Converted Entity Information
The foreign entity named above is converting to a filing entity formed under the Texas Business Organizations Code.
The name of the converted entity (the “Converted Entity”): Texas Capital Bancshares, Inc.
The Converted Entity will be formed under the law of Texas.
The Converted Entity is a For-Profit Corporation.

Plan of Conversion
[ ] The plan of conversion is attached.

[ X ] In lieu of providing the plan of conversion (the “Plan of Conversion”), the Converting Entity certifies to the following statements:
1.     A signed Plan of Conversion is on file at the principal place of business of the Converting Entity. The address of the principal place of business of the Converting Entity is: 2000 McKinney Ave, Suite 700, Dallas, TX 75201.
2.    A signed Plan of Conversion will be on file after the conversion at the principal place of business of the Converted Entity. The address of the principal place of business of the Converted Entity is: 2000 McKinney Ave, Suite 700, Dallas, TX 75201.
A copy of the Plan of Conversion will be furnished on written request without cost by the Converting Entity before the conversion or by the Converted Entity after the conversion to any owner or member of the Converting Entity or the Converted Entity.

Certificate of Formation for the Converted Entity
[ X ] The certificate of formation for the converted Texas filing entity is attached to this certificate of conversion as Exhibit A if the plan of conversion has not been attached to this certificate of conversion. The certificate of formation includes a statement that the Converted Entity is formed under a plan of conversion and the name, address, date of formation, prior form of organization and jurisdiction of the Converting Entity.

TCBI 2026|Notice of Annual Meeting and Proxy Statement Annex E-1

Annex E – Texas Certificate of Conversion

Approval of the Plan of Conversion
The Plan of Conversion has been approved as required by the laws of the jurisdiction of formation and the governing documents of the Converting Entity.
Effectiveness of Filing
[ ] This document becomes effective when the document is accepted and filed by the Secretary of State.
[ X ] This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is: 12:01 AM Central Time, on June 1, 2026.
Tax Certification
[ ] Attached hereto is a certificate from the Texas Comptroller of Public Accounts that certifies the Converting Entity is in good standing for purposes of conversion.
OR
[ X ] In lieu of providing the tax certificate, the Converted Entity is liable for the payment of any required franchise taxes.

[Remainder of Page Intentionally Left Blank – Signature Page Follows]
TCBI 2026|Notice of Annual Meeting and Proxy Statement Annex E-2

Annex E – Texas Certificate of Conversion

Execution
IN WITNESS WHEREOF, the undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument. The undersigned certifies that the statements contained herein are true and correct, and that the person signing is authorized under the provisions of the Texas Business Organizations Code to execute the filing instrument.

Date: _______________, 2026

CONVERTING ENTITY:
TEXAS CAPITAL BANCSHARES, INC.

By:________________________________
Name:______________________________
Title:_______________________________

[Signature Page to the Texas Certificate of Conversion]

TCBI 2026|Notice of Annual Meeting and Proxy Statement Annex E-3

Annex F – Texas Certificate of Formation
ANNEX F

CERTIFICATE OF FORMATION
OF
TEXAS CAPITAL BANCSHARES, INC.
Texas Capital Bancshares, Inc., a corporation organized and existing under the laws of the State of Texas (the “Corporation”), hereby certifies as follows:
A. Texas Capital Bancshares, Inc., a Delaware corporation (the “Delaware Corporation”), with its principal place of business at 2000 McKinney Avenue, Suite 700, Dallas, Texas 75201, was originally incorporated on November 20, 1996 (as “Prime Holding Company”).
B. The Delaware Corporation was converted into a corporation incorporated under the laws of the State of Texas under the name “Texas Capital Bancshares, Inc.” on [●], 2026 pursuant to a plan of conversion, under which the Delaware Corporation converted to the Corporation.
ARTICLE I
ENTITY NAME; TYPE
The name of the Corporation is “Texas Capital Bancshares, Inc.” The Corporation is a for-profit corporation.
ARTICLE II
REGISTERED OFFICE; INITIAL MAILING ADDRESS
The address of the Corporation’s initial registered office in the State of Texas is c/o Corporation Service Company, 211 E. 7th Street, Suite 620, Austin, Texas 78701. The name of its initial registered agent at such address is Corporation Service Company. The initial mailing address of the Corporation is 2000 McKinney Avenue, Suite 700, Dallas, Texas 75201.
ARTICLE III
NATURE OF BUSINESS
The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Texas Business Organizations Code (the “TBOC”).
ARTICLE IV
CAPITAL STOCK
Section 4.1. Authorized Capital Stock. The total number of shares of all classes of capital stock which the Corporation is authorized to issue is one hundred million (100,000,000) shares of Common Stock, par value $0.01 per share (“Common Stock”), and ten million (10,000,000) shares of Preferred Stock, par value $0.01 per share (“Preferred Stock”).
Section 4.2. Class Voting. Except as otherwise required by this Certificate of Formation, and notwithstanding any provision of the TBOC to the contrary, all classes or series of stock shall only be entitled to vote as a single class or series, and separate voting by class or series is not required, for the purpose of approving any matter, including in connection with any “fundamental action” or “fundamental business transaction” as defined in the TBOC, unless a vote by any holders of one or more class or series of Preferred Stock is required by the express terms of any class or series of Preferred Stock as provided for in, or fixed pursuant to the provisions of, Section 4.4 of this Article IV.
Section 4.3. Common Stock.
(a) The holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the shareholders on which the holders of shares of Common Stock are entitled to vote. Except as otherwise required by law or this certificate of formation (this “Certificate of Formation,” which term, as used herein, shall mean the certificate of formation of the Corporation, as amended from time to time, including the terms of any
TCBI 2026|Notice of Annual Meeting and Proxy Statement F-1

Annex F – Texas Certificate of Formation
certificate of designations of any series of Preferred Stock), and subject to the rights of the holders of Preferred Stock, at any annual or special meeting of the shareholders the holders of shares of Common Stock shall have the right to vote for the election of directors and on all other matters properly submitted to a vote of the shareholders; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Formation that relates solely to the terms, number of shares, powers, designations, preferences, or relative participating, optional or other special rights (including, without limitation, voting rights), or to qualifications, limitations or restrictions thereon, of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one more other such series, to vote thereon pursuant to this Certificate of Formation or pursuant to the TBOC. To the maximum extent permitted by the TBOC, but subject to the rights, if any, of the holders of Preferred Stock as specified in this Certificate of Formation, and further subject to the Bylaws of the Corporation (the “Bylaws”), the vote of shareholders holding a majority of the shares of stock entitled to vote on the matter then outstanding shall be sufficient to approve, authorize, adopt, or to otherwise cause the Corporation to take, or affirm the Corporation’s taking of, any action, including any “fundamental action” or any “fundamental business transaction” as defined in the TBOC.
(b) Subject to the rights of the holders of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board of Directors of the Corporation (the “Board of Directors”) from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions.
(c) In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, and subject to the rights of the holders of Preferred Stock in respect thereof, the holders of shares of Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its shareholders, ratably in proportion to the number of shares of Common Stock held by them.
Section 4.4. Preferred Stock.
(a) The Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board of Directors). The Board of Directors is further authorized, subject to limitations prescribed by law, to fix by resolution or resolutions, and to set forth in a certification of designations filed pursuant to the TBOC, the powers, designations, preferences and relative, participation, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, if any, of any wholly unissued series of Preferred Stock, including without limitation dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof, or any of the foregoing.
(b) The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issuance of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in the Certificate of Formation or the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.
Section 4.5. Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series B. A statement of the rights, preferences, privileges, restrictions and other terms in respect of the outstanding series of Preferred Stock, designated as the Corporation’s “5.75% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series B” is set forth in Exhibit A attached hereto and incorporated herein by reference.
Section 4.6. No Preemptive Rights. No shareholder of this Corporation shall, by reason of holding shares of any class of stock of this Corporation, have any preemptive or preferential right to purchase or subscribe for any shares of any class of stock of this Corporation, now or hereafter to be authorized (or any notes, debentures, bonds or other securities convertible into or carrying options, warrants or rights to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any such shares or such notes, debentures, bonds or other securities would adversely affect the dividend or voting rights of any such shareholder), other than such rights, if any, as the Board of Directors, at its discretion, from time to time may grant, and at such price as the Board of Directors at its discretion may
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Annex F – Texas Certificate of Formation
fix; and the Board of Directors may issue shares of any class of stock of this Corporation or any notes, debentures, bonds or other securities convertible into or carrying options, or warrants or rights to purchase shares of any class without offering any such shares of any class of such notes, debentures, bonds or other securities, either in whole or in part, to the existing shareholders of any class.
ARTICLE V
DIRECTORS
Section 5.1. General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.
Section 5.2. Number of Directors; Initial Directors; Election; Term.
(a) The number of directors constituting the initial Board of Directors is ten (10) and their names and addresses are as follows:
Name    Address
1.    Paola M. Arbour    2000 McKinney Avenue, Suite 700, Dallas, Texas 75201
2.    Jonathan E. Baliff    2000 McKinney Avenue, Suite 700, Dallas, Texas 75201
3.    Ranjana B. Clark    2000 McKinney Avenue, Suite 700, Dallas, Texas 75201
4.    Rob C. Holmes    2000 McKinney Avenue, Suite 700, Dallas, Texas 75201
5.    David S. Huntley    2000 McKinney Avenue, Suite 700, Dallas, Texas 75201
6.    Thomas E. Long    2000 McKinney Avenue, Suite 700, Dallas, Texas 75201
7.    Mark W. Midkiff    2000 McKinney Avenue, Suite 700, Dallas, Texas 75201
8.    Steven P. Rosenberg    2000 McKinney Avenue, Suite 700, Dallas, Texas 75201
9.    Dale W. Tremblay    2000 McKinney Avenue, Suite 700, Dallas, Texas 75201
10.    Laura L. Whitley    2000 McKinney Avenue, Suite 700, Dallas, Texas 75201

(b) Subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, the number of directors that constitutes the entire Board of Directors shall be fixed solely in the manner provided in the Bylaws.
(c) Notwithstanding the foregoing provisions of this Section 5.2, and subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, each director shall serve until his or her successor is duly elected and qualified or until his or her earlier death, resignation, or removal.
Section 5.3. Vacancies. Vacancies in the Board of Directors may be filled in any manner permitted by the TBOC and set forth in the Bylaws, in each case to the extent permitted by the TBOC.
Section 5.4. Section 21.419 of the TBOC. The Corporation affirmatively elects to be governed by Section 21.419 of the TBOC and any successor provision thereto.
ARTICLE VI
BYLAWS
In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation.
ARTICLE VII
WRITTEN BALLOT; ACTION WITHOUT MEETING; CUMULATIVE VOTING
Section 7.1. Written Ballot. Elections of directors need not be by written ballot unless the Bylaws shall so provide.
Section 7.2. Action by Written Consent of Shareholders. Any action required or permitted by the TBOC, this Certificate of Formation, or the Bylaws, to be taken at any annual or special meeting of the shareholders of the Corporation, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed and dated by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares
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Annex F – Texas Certificate of Formation
entitled to vote on the action were present and voted. Any such action taken by written consent shall be delivered to the Corporation at its principal place of business or as otherwise provided in the Bylaws. Prompt notice of the taking of any action by shareholders without a meeting by less than unanimous written consent shall be given to those shareholders who did not consent in writing to the action.
Section 7.3. No Cumulative Voting. Shareholders of the Corporation will not have the right of cumulative voting for the election of directors or for any other purpose.
ARTICLE VIII
SPECIAL MEETINGS; INTRODUCTION OF BUSINESS
Section 8.1. Special Meetings. Except as otherwise expressly provided by the terms of any series of Preferred Stock permitting the holders of such series of Preferred Stock to call a special meeting of the holders of such series, special meetings of shareholders of the Corporation may be called only by the Board of Directors, the chairperson of the Board of Directors, the chief executive officer, or (to the extent required by the TBOC ) the president, or at the request in writing of the holders of not less than ten percent (10%) of the Corporation’s then outstanding shares of capital stock entitled to vote at such special meeting.
Section 8.2. Advance Notice. Advance notice of shareholder nominations for the election of directors and of business to be brought by shareholders before any meeting of the shareholders of the Corporation shall be given in the manner provided in the Bylaws.
ARTICLE IX
LIMITATION OF PERSONAL LIABILITY
To the fullest extent permitted by the TBOC, as it presently exists or may hereafter be amended from time to time, a director or officer of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for an act or omission in the director’s capacity as a director, or the officer’s capacity as an officer, as applicable. If the TBOC is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the TBOC, as so amended. Any repeal or amendment of this Article IX by the shareholders of the Corporation or by changes in law, or the adoption of any other provision of this Certificate of Formation inconsistent with this Article IX will, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to further limit or eliminate the liability of directors or officers) and shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or amendment or adoption of such inconsistent provision with respect to acts or omissions occurring prior to such repeal or amendment or adoption of such inconsistent provision.
ARTICLE X
INDEMNIFICATION
To the fullest extent permitted by the TBOC, as it presently exists or may hereafter be amended from time to time, the Corporation is authorized to provide indemnification of (and advancement of expenses to) its directors, officers and agents of the Corporation (and any other persons to which the TBOC permits the Corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote of shareholders or disinterested directors or otherwise.
ARTICLE XI
AMENDMENT
The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Formation (including any rights, preferences or other designations of Preferred Stock), in the manner now or hereafter prescribed by this Certificate of Formation and the TBOC; and all rights, preferences and privileges herein conferred upon shareholders by and pursuant to this Certificate of Formation in its present form or as hereafter amended are granted subject to the right reserved in this Article XI.
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Annex F – Texas Certificate of Formation
ARTICLE XII
DERIVATIVE PROCEEDINGS; FORUM SELECTION; WAIVER OF JURY TRIAL
Section 12.1. Derivative Proceedings. During any time that the Corporation has its Common Stock listed on a national securities exchange (as defined in Section 1.002(55-a) of the TBOC) or has 500 or more shareholders, no shareholder (as defined in Section 21.551(2) of the TBOC) of the Corporation may institute or maintain a derivative proceeding in the right of the Corporation unless such shareholder, at the time the derivative proceeding is instituted, holds at least one percent (1%) of the outstanding shares of the Corporation.
Section 12.2. Forum Selection. Unless the Corporation consents in writing to the selection of an alternative forum, the Business Court in the First Business Court Division of the State of Texas (the “Business Court”) (or, if the Business Court determines that it lacks jurisdiction, the federal district court for the Northern District of Texas, Dallas Division) shall, to the fullest extent permitted by the TBOC, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim for or based on a breach of a fiduciary duty owed by any current or former director, officer, other employee, agent or shareholder of the Corporation to the Corporation or the Corporation’s shareholders, including a claim alleging the aiding and abetting of such a breach of fiduciary duty, (iii) any action arising pursuant to any provision of the TBOC or this Certificate of Formation or the Bylaws or as to which the TBOC confers jurisdiction on the Business Court, (iv) any action to interpret, apply, enforce or determine the validity of this Certificate of Formation or the Bylaws, (v) any action asserting a claim related to or involving the Corporation that is governed by the internal affairs doctrine, (vi) any action asserting an “internal entity claim” as that term is defined in Section 2.115 of the TBOC, or (vii) any other action within the jurisdiction of the Business Court, including any claims within the supplemental jurisdiction of the Business Court. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of stock of the Corporation shall be deemed to have notice of, and have consented to, the provisions of this Section 12.2 of this Article XII, and shall be deemed to have irrevocably and unconditionally agreed that the Business Court shall be the sole and exclusive forum for the resolution of the foregoing disputes to the fullest extent permitted by the TBOC. If any action the subject matter of which is within the scope of this Section 12.2 of this Article XII is filed in a court other than the Business Court (or, if the Business Court determines that it lacks jurisdiction, the federal district court for the Northern District of Texas, Dallas Division) (a “Foreign Action”) by or in the name of any shareholder, such shareholder shall be deemed to have notice of, and have consented to, (y) the exclusive personal jurisdiction of the Business Court (or, if the Business Court determines that it lacks jurisdiction, the federal district court for the Northern District of Texas, Dallas Division) in connection with any action brought in any such court to enforce this Section 12.2 of this Article XII and (z) having service of process made upon such shareholder in any such action by service upon such shareholder’s counsel in the Foreign Action as agent for such shareholder. The existence of any prior consent to, or selection of, an alternative forum by the Corporation shall not act as a waiver of the Corporation’s ongoing consent right as set forth in this Section 12.2 of this Article XII with respect to any current or future actions or claims. Failure to enforce the foregoing provisions would cause the Corporation irreparable harm and the Corporation shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
Section 12.3. WAIVER OF JURY TRIAL. ANY PERSON OR ENTITY PURCHASING OR OTHERWISE ACQUIRING OR HOLDING ANY INTEREST IN SHARES OF STOCK OF THE CORPORATION SHALL BE DEEMED TO HAVE IRREVOCABLY AND UNCONDITIONALLY WAIVED ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, CAUSE OF ACTION OR COUNTERCLAIM ASSERTING AN “INTERNAL ENTITY CLAIM” AS THAT TERM IS DEFINED IN SECTION 2.115 OF THE TBOC, AND TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OTHER LEGAL ACTION, PROCEEDING, CAUSE OF ACTION OR COUNTERCLAIM WITHIN THE SCOPE OF SECTION 12.2 OF THIS ARTICLE XII.
TCBI 2026|Notice of Annual Meeting and Proxy Statement F-5

Annex F – Texas Certificate of Formation

IN WITNESS WHEREOF, Texas Capital Bancshares, Inc. has caused this Certificate of Formation to be signed by a duly authorized officer of the Corporation on this ____ day of ___________, 2026.

By: ________________________

Name:______________________

Title:_______________________

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Annex F – Texas Certificate of Formation
Exhibit A

CERTIFICATE OF DESIGNATIONS
OF
5.75% FIXED RATE NON-CUMULATIVE
PERPETUAL PREFERRED STOCK, SERIES B
OF
TEXAS CAPITAL BANCSHARES, INC.
TEXAS CAPITAL BANCSHARES, INC., a corporation (the “Corporation”) organized and existing under the Texas Business Organizations Code of the State of Texas (the “TBOC”), as a result of the conversion from a corporation organized and existing under the laws of Delaware (such prior entity, the “Delaware Corporation”), in accordance with the provisions of Sections 21.152 and 21.153 of the TBOC, does hereby certify:
The designations, powers, preferences, rights, privileges, qualifications, limitations, restrictions, terms and conditions, including dividend rights, dividend rates, conversion rights, voting rights, terms of redemption, redemption prices and liquidation preferences of the 5.75% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series B, of the Corporation are set forth in this Exhibit A. Capitalized terms not defined herein shall have the meanings ascribed to them in the Certificate of Formation of the Corporation (the “Charter”). Capitalized terms defined in this Exhibit A shall have the meanings ascribed to them in this Exhibit A, notwithstanding a different definition of such term elsewhere in the Charter, including any other Exhibits thereto.
Section 1. Designation. There is hereby created out of the authorized and unissued shares of Preferred Stock of the Corporation (“Preferred Stock”), a series of Preferred Stock, par value $0.01 per share, designated as the “5.75% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series B” (hereinafter called “Series B Preferred Stock”). Each share of Series B Preferred Stock shall be identical in all respects to every other share of Series B Preferred Stock, except that shares of Series B Preferred Stock issued in connection with the exercise by the underwriters of their option to purchase additional depositary shares on or before March 26, 2021, will be entitled to dividends, if any, from March 3, 2021 (the “Original Issue Date”).
Section 2. Number of Authorized Shares. The number of authorized shares of Series B Preferred Stock shall initially be 345,000 shares. Such number may from time to time be increased (but not in excess of the total number of authorized shares of Preferred Stock, less all shares of any other series of Preferred Stock authorized at the time of such increase) or decreased (but not below the number of shares of Series B Preferred Stock then outstanding), without the vote or consent of the holders of the Series B Preferred Stock by the Board of Directors of the Corporation (the “Board”). Shares of outstanding Series B Preferred Stock that are redeemed, purchased or otherwise acquired by the Corporation shall be cancelled and shall revert to authorized but unissued shares of Preferred Stock undesignated as to series. The Corporation shall have the authority to issue fractional shares of Series B Preferred Stock. Additional shares of Series B Preferred Stock may be issued from time to time without notice to or the consent of holders of the Series B Preferred Stock, provided that such additional shares of Series B Preferred Stock issued after the Original Issue Date will only be issued if they are fungible with the original shares for United States federal income tax purposes. Any such additional shares of Series B Preferred Stock will form a single series with the Series B Preferred Stock issued on the Original Issue Date.
Section 3. Definitions. The following terms are used in this Certificate of Designations as defined below:
(a) “Appropriate Federal Banking Agency” means the “appropriate federal banking agency” with respect to the Corporation as defined in Section 3(q) of the Federal Deposit Insurance Act (12 U.S.C. § 1813(q)), or any successor provision.
(b) “Board” has the meaning set forth in Section 2.
(c) “Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday in New York, New York nor a day on which banking institutions are authorized or required by law or regulation to close in New York, New York or Dallas, Texas.
(d) “Certificate of Designations” means this Certificate of Designations relating to the Series B Preferred Stock, as it may be amended or supplemented from time to time.
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Annex F – Texas Certificate of Formation
(e) “Certificate of Formation” means the Certificate of Formation of the Corporation, as it may be amended from time to time, and shall include this Certificate of Designations.
(f) “Common Stock” means the common stock, par value $0.01 per share, of the Corporation.
(g) “Corporation” has the meaning set forth in the Preamble.
(h) “Dividend Parity Stock” means any class or series of stock of the Corporation that ranks on a parity with the Series B Preferred Stock in the payment of current dividends, including the Series A Preferred Stock.
(i) “Dividend Payment Date” has the meaning set forth in Section 4(a).
(j) “Dividend Period” means each period from and including a Dividend Payment Date (except that the initial Dividend Period shall commence on and include the Original Issue Date) and continuing to but not including the next succeeding Dividend Payment Date.
(k) “DTC” means The Depository Trust Company.
(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(m) “Junior Stock” means any class or series of stock of the Corporation (including the Common Stock) that ranks junior to the Series B Preferred Stock in the payment of dividends or in the distribution of assets upon liquidation, dissolution or winding up of the Corporation.
(n) “Liquidation Preference” has the meaning set forth in Section 5(a).
(o) “Liquidation Preference Parity Stock” means any class or series of stock of the Corporation that ranks on a parity with the Series B Preferred Stock in the distribution of assets on liquidation, dissolution or winding up of the Corporation, including the Series A Preferred Stock.
(p) “Nonpayment Event” has the meaning set forth in Section 7(b).
(q) “Original Issue Date” has the meaning set forth in Section 2.
(r) “Parity Stock” means any class or series of stock of the Corporation that ranks on a parity with the Series B Preferred Stock in the payment of dividends and in the distribution of assets on any liquidation, dissolution or winding up of the Corporation, including the Series A Preferred Stock.
(s) “Preferred Stock” has the meaning set forth in the Preamble.
(t) “Preferred Stock Directors” has the meaning set forth in Section 7(b).
(u) “Regulatory Capital Treatment Event” means the good faith determination by the Corporation that, as a result of (i) any amendment to, or change in, the laws, rules or regulations of the United States (including, for the avoidance of doubt, any agency or instrumentality of the United States, including the Board of Governors of the Federal Reserve System and other federal bank regulatory agencies) or any political subdivision of or in the United States that is enacted or becomes effective after the initial issuance of any share of the Series B Preferred Stock, (ii) any proposed change in those laws, rules or regulations that is announced or becomes effective after the initial issuance of any share of the Series B Preferred Stock, or (iii) any official administrative decision or judicial decision or administrative action or other official pronouncement interpreting or applying those laws, rules or regulations or policies with respect thereto that is announced after the initial issuance of any share of the Series B Preferred Stock, there is more than an insubstantial risk that the Corporation will not be entitled to treat the full Stated Amount of $1,000 per share of the Series B Preferred Stock then outstanding as “Tier 1 capital” (or its equivalent) for purposes of the capital adequacy rules of the Board of Governors of the Federal Reserve System (or, as and if applicable, the capital adequacy rules or regulations of any successor Appropriate Federal Banking Agency) as then in effect and applicable, for so long as any share of the Series B Preferred Stock is outstanding.
(v) “Series A Preferred Stock” means the Delaware Corporation’s 6.50% Non-Cumulative Perpetual Preferred Stock, Series A, which was fully redeemed on June 15, 2021.
(w) “Series B Preferred Stock” has the meaning set forth in Section 1.
(x) “Stated Amount” means, in respect of the Series B Preferred Stock, $1,000 per share, and, in respect of any other series of capital stock, the stated amount per share specified in the Certificate of Formation or applicable certificate of designations (including, in the case of any series that does not use the words “stated amount,” the specified amount of any preference upon liquidation, dissolution or winding up, without regard to any unpaid dividends that may also be included in the liquidation preference with respect to such shares.
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Annex F – Texas Certificate of Formation
(y) “Transfer Agent” means the transfer agent with respect to the Series B Preferred Stock, which jointly shall be Computershare Inc. and Computershare Trust Company, N.A. as of the Original Issue Date, and its successor, including any successor transfer agent appointed by the Corporation.
(z) “Voting Preferred Stock” means any other class or series of Preferred Stock ranking equally with the Series B Preferred Stock as to dividends (whether cumulative or non-cumulative) and the distribution of assets upon liquidation, dissolution or winding up of the Corporation and upon which like voting rights have been conferred and are exercisable, including the Series A Preferred Stock. Whether a plurality, majority or other portion of the Series B Preferred Stock and any other Voting Preferred Stock have been voted in favor of any matter shall be determined by reference to the Stated Amounts of the shares voted.
Section 4. Dividends.
(a) Rate. Holders of Series B Preferred Stock will be entitled to receive, when, as and if declared by the Board or a duly authorized committee of the Board, only out of funds legally available for the payment of dividends, non-cumulative cash dividends payable on the Stated Amount at a rate of 5.75% per annum, and no more, payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, beginning on June 15, 2021, with respect to the dividend period (or portion thereof) ending on the day preceding such respective Dividend Payment Date. Holders of Series B Preferred Stock issued after the Original Issue Date will be entitled to dividends that are declared on or after the date such shares are issued, provided that any shares of Series B Preferred Stock issued in connection with the exercise by the underwriters of their option to purchase additional depositary shares on or before March 26, 2021, will be entitled to dividends, if any, from the Original Issue Date.
Each date on which dividends are payable pursuant to the foregoing is a “Dividend Payment Date”. Dividends will be payable to holders of record of Series B Preferred Stock as they appear on the Corporation’s stock register on the applicable record date, which shall be the 15th calendar day before the applicable Dividend Payment Date, or such other record date, not exceeding 60 days nor less than 10 days before the applicable Dividend Payment Date, as shall be fixed by the Board or a duly authorized committee of the Board in advance of payment of each particular dividend. The Corporation shall not pay interest or any sum of money instead of interest on any dividend, or in lieu of dividends not declared.
(b) Business Day Convention. If a Dividend Payment Date is not a Business Day, then the applicable dividend will be paid on the next business day without any adjustment to, or interest on, the amount of dividends paid.
(c) Dividend Computation. Dividends payable on the Series B Preferred Stock will be calculated for each Dividend Period (or portion thereof) on the basis of a 360-day year consisting of twelve 30-day months. Dollar amounts resulting from such calculation will be rounded to the nearest cent, with one-half cent being rounded upward.
(d) Dividends Non-cumulative. Dividends on the Series B Preferred Stock shall not be cumulative or mandatory. If the Board or a duly authorized committee of the Board does not declare a dividend on the Series B Preferred Stock in respect of a Dividend Period, then no dividend shall be deemed to be payable for such Dividend Period, or be cumulative, and the Corporation will have no obligation to pay any dividend for that Dividend Period, whether or not the Board or a duly authorized committee of the Board declares a dividend on the Series B Preferred Stock, any other series of Preferred Stock or on the Common Stock for any future Dividend Period. Holders of the Series B Preferred Stock shall not be entitled to any dividends, whether payable in cash, securities or other property, other than dividends (if any) declared and payable on the Series B Preferred Stock as specified in this Section 4 (subject to the other provisions of this Certificate of Designations).
(e) Priority of Dividends and Redemption and Repurchase of Junior Stock and Parity Stock. So long as any share of Series B Preferred Stock remains outstanding, unless dividends on all outstanding shares of Series B Preferred Stock for the most recently completed Dividend Period have been paid in full or declared and a sum sufficient for the payment thereof has been set aside for payment:
(i) no dividend shall be declared or paid or set aside for payment and no distribution shall be declared or made or set aside for payment on any Junior Stock (other than (A) a dividend payable solely in Junior Stock or (B) any dividend in connection with the implementation of a stockholders’ rights plan, or the redemption or repurchase of any rights under any such plan);
(ii) no monies may be paid or made available for a sinking fund for the redemption or retirement of any Junior Stock nor shall any shares of Junior Stock be repurchased, redeemed or otherwise acquired for consideration by the Corporation, directly or indirectly, during a Dividend Period (other than (A) as a result of a reclassification of Junior Stock for or into other Junior Stock, (B) the exchange or conversion of one share of Junior Stock for or into another share
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Annex F – Texas Certificate of Formation
of Junior Stock, (C) through the use of the proceeds of a substantially contemporaneous sale of other shares of Junior Stock, (D) purchases, redemptions or other acquisitions of shares of the Junior Stock in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers, directors or consultants, (E) purchases of shares of Junior Stock pursuant to a contractually binding requirement to buy Junior Stock existing prior to or during the most recently completed preceding Dividend Period, including under a contractually binding stock repurchase plan, (F) the purchase of fractional interests in shares of Junior Stock pursuant to the conversion or exchange provisions of such stock or the security being converted or exchanged, or (G) the acquisition by the Corporation or any of its subsidiaries of record ownership in Junior Stock for the beneficial ownership of any other persons (other than for the beneficial ownership by the Corporation or any of its subsidiaries), including as trustees or custodians), nor shall any monies be paid to or made available for a sinking fund for the redemption of any such securities by the Corporation; and
(iii) no monies may be paid or made available for a sinking fund for the redemption or retirement of any Parity Stock nor shall any shares of Parity Stock, if any, be repurchased, redeemed or otherwise acquired for consideration by the Corporation, directly or indirectly, during a Dividend Period (other than (A) any purchase or other acquisition of shares of Series B Preferred Stock and Parity Stock in accordance with a purchase offer made in writing or by publication (as determined by the Board, or a duly authorized committee of the Board), to all holders of such shares on such terms as the Board (or a duly authorized committee of the Board), after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes, (B) as a result of a reclassification of Parity Stock for or into other Parity Stock, (C) the exchange or conversion of Parity Stock for or into other Parity Stock or Junior Stock, (D) through the use of the proceeds of a substantially contemporaneous sale of other shares of Parity Stock, (E) purchases of shares of Parity Stock pursuant to a contractually binding requirement to buy Parity Stock existing prior to or during the preceding Dividend Period, including under a contractually binding stock repurchase plan, (F) the purchase of fractional interests in shares of Parity Stock pursuant to the conversion or exchange provisions of such stock or the security being converted or exchanged, or (G) the acquisition by the Corporation or any of its subsidiaries of record ownership in Parity Stock for the beneficial ownership of any other persons (other than for the beneficial ownership by the Corporation or any of its subsidiaries), including as trustees or custodians).
If the Board (or a duly authorized committee of the Board) elects to declare only partial instead of full dividends for a dividend payment date and the related dividend period (which terms include, in the case of the Series B Preferred Stock, the Dividend Payment Dates and Dividend Periods provided for herein) on the shares of Series B Preferred Stock or any Dividend Parity Stock, then, to the extent permitted by the terms of the Series B Preferred Stock and each outstanding series of Dividend Parity Stock, such partial dividends shall be declared on shares of Series B Preferred Stock and Dividend Parity Stock, and dividends so declared shall be paid, as to any such dividend payment date and related dividend period, in amounts such that the ratio of the partial dividends declared and paid on each such series to full dividends on each such series is the same. As used in this paragraph, “full dividends” means, as to any Dividend Parity Stock that bears dividends on a cumulative basis, the amount of dividends that would need to be declared and paid to bring such Dividend Parity Stock current in dividends, including undeclared dividends for past dividend periods. To the extent a dividend period with respect to the Series B Preferred Stock or any series of Dividend Parity Stock (in either case, the “first series”) coincides with more than one dividend period with respect to another series as applicable (in either case, a “second series”), then, for purposes of this paragraph, the Board (or a duly authorized committee of the Board) may, to the extent permitted by the terms of each affected series, treat such dividend period for the first series as two or more consecutive dividend periods, none of which coincides with more than one dividend period with respect to the second series, or may treat such dividend period(s) with respect to any Dividend Parity Stock and Dividend Period(s) with respect to the Series B Preferred Stock for purposes of this paragraph in any other manner that it deems to be fair and equitable in order to achieve ratable payments of dividends on such Dividend Parity Stock and the Series B Preferred Stock.
Subject to the foregoing, and not otherwise, such dividends (payable in cash, stock or otherwise) as may be determined by the Board (or a duly authorized committee of the Board) may be declared and paid on any Common Stock or other Junior Stock from time to time out of any assets legally available for such payment, and the holders of Series B Preferred Stock shall not be entitled to participate in any such dividend.
Section 5. Liquidation Rights.
(a) Voluntary or Involuntary Liquidation. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any distribution or payment out of the assets of the Corporation may be made to or set aside for the holders of any Junior Stock, holders of Series B Preferred Stock will be entitled to
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Annex F – Texas Certificate of Formation
receive out of the assets of the Corporation legally available for distribution to its stockholders an amount equal to the Stated Amount per share, together with any declared and unpaid dividends, without regard to any undeclared dividends, to but excluding the date of such payment (the “Liquidation Preference”). Holders of the Series B Preferred Stock will not be entitled to any other amounts from us after they have received their full liquidating distribution.
(b) Partial Payment. If the assets of the Corporation are not sufficient to pay the Liquidation Preference in full to all holders of Series B Preferred Stock and all holders of any Liquidation Preference Parity Stock, the amounts paid to the holders of Series B Preferred Stock and to the holders of all Liquidation Preference Parity Stock shall be pro rata in accordance with the respective aggregate Liquidation Preferences of Series B Preferred Stock and all such Liquidation Preference Parity Stock. In any such distribution, the “Liquidation Preference” of any holder of stock of the Corporation other than the Series B Preferred Stock means the amount otherwise payable to such holder in such distribution (assuming no limitation on the assets of the Corporation available for such distribution), including an amount equal to any declared but unpaid dividends in the case of any holder of stock on which dividends accrue on a non-cumulative basis and, in the case of any holder of stock on which dividends accrue on a cumulative basis, an amount equal to any unpaid, accrued, cumulative dividends, whether or not earned or declared, as applicable.
(c) Residual Distributions. If the Liquidation Preference has been paid in full to all holders of Series B Preferred Stock and all holders of any Liquidation Preference Parity Stock, the holders of Junior Stock will be entitled to receive all remaining assets of the Corporation according to their respective rights and preferences.
(d) Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 5, the merger, consolidation or other business combination of the Corporation with or into any other entity, including a transaction in which the holders of Series B Preferred Stock receive cash, securities or property for their shares, or the sale, lease, conveyance, transfer or exchange of all or substantially all of the assets of the Corporation for cash, securities or other property, shall not constitute a liquidation, dissolution or winding up of the Corporation.
Section 6. Redemption.
(a) Optional Redemption.
(i) The Series B Preferred Stock is perpetual and has no maturity date. The Corporation may redeem the Series B Preferred Stock at its option, in whole or in part, from time to time, on any Dividend Payment Date on or after June 15, 2026, at a redemption price equal to the Stated Amount, together (except as otherwise provided herein) with any declared and unpaid dividends, without regard to any undeclared dividends, to but excluding the redemption date. Notwithstanding the foregoing, the Corporation may not redeem shares of the Series B Preferred Stock without having received the prior approval of the Appropriate Federal Banking Agency.
(ii) The Corporation may redeem shares of the Series B Preferred Stock at any time within 90 days following a Regulatory Capital Treatment Event, in whole but not in part, at a redemption price equal to the Stated Amount, together (except as otherwise provided herein) with any declared and unpaid dividends, without regard to any undeclared dividends, to but excluding the redemption date. Notwithstanding the foregoing, the Corporation may not redeem shares of the Series B Preferred Stock without having received the prior approval of the Appropriate Federal Banking Agency, if the Series B Preferred Stock is capital for bank regulatory purposes or such approval is otherwise required.
(iii) The redemption price for any shares of Series B Preferred Stock shall be payable on the redemption date to the holder of such shares against surrender of the certificate(s) evidencing such shares to the Corporation or its agent, if the shares of Series B Preferred Stock are issued in certificated form. Any declared but unpaid dividends payable on a redemption date that occurs subsequent to the applicable record date for a Dividend Period shall not be paid to the holder entitled to receive the redemption price on the redemption date, but rather shall be paid to the holder of record of the redeemed shares on such record date relating to the applicable Dividend Payment Date as provided in Section 4 above.
(b) No Sinking Fund. The Series B Preferred Stock will not be subject to any mandatory redemption, sinking fund or other similar provisions. Holders of Series B Preferred Stock will have no right to require redemption or repurchase of any shares of Series B Preferred Stock.
(c) Notice of Redemption. Notice of every redemption of shares of Series B Preferred Stock shall be given by first class mail, postage prepaid, addressed to the holders of record of the shares to be redeemed at their respective last addresses appearing on the books of the Corporation, mailed not less than 30 days nor more than 60 days prior to the date fixed for redemption thereof (provided that, if shares of the Series B Preferred Stock are held in book-entry form through DTC or any other similar facility, we may give such notice at such time and in any manner permitted by such facility).
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Annex F – Texas Certificate of Formation
Any notice mailed as provided in this Subsection shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, but failure duly to give such notice by mail, or any defect in such notice or in the mailing thereof, to any holder of shares of Series B Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series B Preferred Stock. Each notice of redemption will include a statement setting forth: (1) the redemption date; (2) the number of shares of Series B Preferred Stock to be redeemed and, if less than all the shares held by the holder are to be redeemed, the number of such shares of Series B Preferred Stock to be redeemed from such holder; (3) the redemption price; (4) the place or places where the certificates evidencing shares of Series B Preferred Stock are to be surrendered for payment of the redemption price; and (5) that dividends on such shares will cease to accrue on the redemption date.
(d) Partial Redemption. In case of any redemption of only part of the shares of the Series B Preferred Stock at the time outstanding, the shares to be redeemed shall be selected pro rata from the holders of record of the Series B Preferred Stock or by lot. Subject to the provisions hereof (or, if the Preferred Stock is issued or held in book-entry form through DTC or another facility, in accordance with the procedures of such facility), the Board, or a duly authorized committee of the Board, shall have full power and authority to prescribe the terms and conditions upon which shares of Series B Preferred Stock shall be redeemed from time to time. If the Corporation shall have issued certificates for the Series B Preferred Stock and fewer than all shares represented by any certificates are redeemed, new certificates shall be issued representing the unredeemed shares without charge to the holders thereof.
(e) Effectiveness of Redemption. If notice of redemption of any shares of Series B Preferred Stock has been duly given and if on or before the redemption date specified in the notice all funds necessary for such redemption have been irrevocably set aside by the Corporation, separate and apart from its other assets, in trust for the pro rata benefit of the holders of any shares of Series B Preferred Stock so called for redemption so as to be and continue to be available therefor, then, notwithstanding that any certificate for any share so called for redemption has not been surrendered for cancellation in the case that the shares of Series B Preferred Stock are issued in certificated form, on and after the redemption date, unless we default in the payment of the redemption price of the shares of the Series B Preferred Stock called for redemption, dividends will cease to accrue on all shares of Series B Preferred Stock so called for redemption, and all such shares of Series B Preferred Stock so called for redemption shall no longer be deemed outstanding and all rights of the holders of such shares with respect to such shares will terminate, except the right to receive the amount payable on such redemption, without interest. Any funds unclaimed at the end of two years from the redemption date, to the extent permitted by law, shall be released from the trust so established and may be commingled with the Corporation’s other funds, and after that time the holders of the shares so called for redemption shall look only to us for payment of the redemption price of such shares.
Section 7. Voting Rights.
(a) General. The holders of the Series B Preferred Stock will have no voting rights except as set forth below or as otherwise required by law.
(b) Right to Elect Two Directors on Nonpayment of Dividends. If and whenever dividends payable on Series B Preferred Stock or any class or series of Voting Preferred Stock have not been declared and paid (or, in the case of Voting Preferred Stock bearing dividends on a cumulative basis, shall be in arrears) in an aggregate amount equal to full dividends for at least six quarterly dividend periods or their equivalent, whether or not consecutive (a “Nonpayment Event”), the number of directors on the Board shall automatically be increased by two and the holders of Series B Preferred Stock, together with the holders of any outstanding Voting Preferred Stock then entitled to vote for additional directors, voting together as a single class in proportion to their respective Stated Amounts, shall be entitled to elect by a plurality of the votes cast the two additional directors (the “Preferred Stock Directors”); provided that the election of any such directors shall not cause the Corporation to violate the corporate governance requirement of the NASDAQ Stock Market (or any other exchange on which the Corporation’s securities may be listed) that listed companies must have a majority of independent directors and provided further that the Board shall at no time include more than two Preferred Stock Directors (including, for purposes of this limitation, all directors that the holders of any series of Voting Preferred Stock are entitled to elect pursuant to like voting rights). In the event that the holders of Series B Preferred Stock and such other holders of Voting Preferred Stock shall be entitled to vote for the election of the Preferred Stock Directors following a Nonpayment Event, such directors shall be initially elected following such Nonpayment Event only at a special meeting called at the request of the holders of record of at least 10% of the Stated Amount of the Series B Preferred Stock and each other series of Voting Preferred Stock then outstanding (unless such request for a special meeting is received less than 90 days before the date fixed for the next annual or special meeting of stockholders, in which event such election shall be held only at such next annual or special meeting of stockholders), and at each
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Annex F – Texas Certificate of Formation
subsequent annual meeting of stockholders. Such request to call a special meeting for the initial election of the Preferred Stock Directors after a Nonpayment Event shall be made by written notice, signed by the requisite holders of Series B Preferred Stock or Voting Preferred Stock, and delivered to the Corporate Secretary of the Corporation in such manner as provided for in Section 9 below, or as may otherwise be required or permitted by applicable law. If the Corporate Secretary of the Corporation fails to call a special meeting for the election of the Preferred Stock Directors within 20 days of receiving proper notice, any holder of Series B Preferred Stock or any class or series of Voting Preferred Stock may call such a meeting at the Corporation’s expense solely for the election of the Preferred Stock Directors, and for this purpose and no other (unless provided otherwise by applicable law) such Series B Preferred Stock holder shall have access to the Corporation’s stock ledger.
Any Preferred Stock Director may be removed at any time without cause by the holders of record of a majority of the outstanding shares of Series B Preferred Stock and Voting Preferred Stock, when they have the voting rights described above (voting together as a single class in proportion to their respective Stated Amounts). The Preferred Stock Directors elected at any such special meeting shall hold office until the next annual meeting of stockholders if such office shall not have previously terminated as provided below. In case any vacancy shall occur among the Preferred Stock Directors, a successor shall be elected by the Board to serve until the next annual meeting of stockholders on the nomination of the then remaining Preferred Stock Director or, if no Preferred Stock Director remains in office, by a plurality of the votes cast by the holders of record of the outstanding shares of Series B Preferred Stock and such Voting Preferred Stock for which dividends have not been paid, voting as a single class in proportion to their respective Stated Amounts, provided that the election of any such directors shall not cause the Corporation to violate the corporate governance requirement of the NASDAQ Stock Market (or any other exchange on which the Corporation’s securities may be listed) that listed companies must have a majority of independent directors. The Preferred Stock Directors shall each be entitled to one vote per director on any matter that shall come before the Board for a vote.
If and when (i) dividends have been paid (or declared and a sum sufficient for payment thereof set aside) in full on the Preferred Stock on four consecutive Dividend Payment Dates following a Nonpayment Event, and (ii) the rights of holders of any Voting Preferred Stock to participate in electing the Preferred Stock Directors shall have ceased, the right of holders of the Series B Preferred Stock to participate in the election of Preferred Stock Directors shall cease (but subject always to the revesting of such voting rights in the case of any future Nonpayment Event), the terms of office of all the Preferred Stock Directors shall immediately terminate, and the number of directors constituting the Board shall automatically be reduced accordingly. In determining whether dividends have been paid for at least four consecutive quarterly Dividend Periods following a nonpayment event, the Corporation may take account of any dividend it elects to pay for any Dividend Period after the regular Dividend Payment Date for that period has passed. If and when the rights of holders of Series B Preferred Stock terminate for any reason, such voting rights shall terminate along with the other rights (except, if applicable, the right to receive the redemption price, together with any declared and unpaid dividends, without regard to any undeclared dividends, to but excluding the redemption date), and the terms of any Preferred Stock Directors shall terminate automatically and the number of directors reduced by two, assuming that the rights of holders of Voting Preferred Stock have similarly terminated.
(c) Other Voting Rights. So long as any shares of Series B Preferred Stock remain outstanding, in addition to any other vote or consent of stockholders required by law or by the Certificate of Formation, the affirmative vote or consent of the holders of at least two-thirds of all outstanding shares of the Series B Preferred Stock, voting together with any other series of Preferred Stock that would be adversely affected in substantially the same manner and entitled to vote as a single class in proportion to their respective Stated Amounts (to the exclusion of all other series of Preferred Stock), given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be necessary to:
(i) amend or alter the Certificate of Formation to authorize or increase the authorized amount of, or issue, any shares of a class or series of the Corporation’s capital stock ranking prior to the Series B Preferred Stock in the payment of dividends or in the distribution of assets on any liquidation, dissolution or winding up of the Corporation, or issue any obligation or security convertible into or evidencing the right to purchase any such shares;
(ii) amend, alter or repeal the provisions of the Certificate of Formation so as to materially and adversely affect the powers, preferences, privileges or rights of the Series B Preferred Stock, taken as a whole; provided, however, that any amendment to authorize or create, or increase the authorized amount of, any class or series of stock that does not rank senior to the Series B Preferred Stock in either payment of dividends (whether such dividends are cumulative or non-cumulative) or in the distribution of assets upon liquidation, dissolution or winding up of the Corporation will not be deemed to affect adversely the powers, preferences, privileges or rights of the Series B Preferred Stock; or
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Annex F – Texas Certificate of Formation
(iii) consummate (x) a binding share-exchange or reclassification involving the Series B Preferred Stock, or (y) a merger or consolidation of the Corporation with or into another entity (whether or not a corporation), unless in each case (A) the shares of the Series B Preferred Stock remain outstanding or, in the case of any such merger or consolidation with respect to which the Corporation is not the surviving or resulting entity, the Series B Preferred Stock is converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent and (B) such shares remaining outstanding or such preference securities, as the case may be, have such rights, preferences, privileges and voting powers, and limitations and restrictions thereof, taken as a whole, as are not materially less favorable to the holders thereof than the rights, preferences, privileges and voting powers, and restrictions and limitations thereof, of the Series B Preferred Stock immediately prior to such consummation, taken as a whole.
If an amendment, alteration, repeal, share exchange, reclassification, merger or consolidation described above would adversely affect one or more but not all series of Preferred Stock (including the Series B Preferred Stock for this purpose), then only the series affected and entitled to vote shall vote to the exclusion of all other series of Preferred Stock. If all series of Preferred Stock are not equally affected by the proposed amendment, alteration, repeal, share exchange, reclassification, merger or consolidation described above, there shall be required a two-thirds approval of each series that will have a diminished status.
(d) Changes Permitted without Consent. Without the consent of the holders of the Series B Preferred Stock, so long as such action does not adversely affect the rights, preferences, privileges and voting powers of the Series B Preferred Stock, the Corporation may amend, alter, supplement or repeal any terms of the Series B Preferred Stock:
(i) to cure any ambiguity, or to cure, correct or supplement any provision contained in this Certificate of Designations for the Series B Preferred Stock that may be defective or inconsistent; or
(ii) to make any provision with respect to matters or questions arising with respect to the Series B Preferred Stock that is not inconsistent with the provisions of this Certificate of Designations.
(e) Changes after Provision for Redemption. The foregoing voting provisions will not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Series B Preferred Stock shall have been redeemed or called for redemption on proper notice and sufficient funds have been set aside by the Corporation for the benefit of the holders of the Series B Preferred Stock to effect the redemption.
(f) Procedures for Voting and Consents. The rules and procedures for calling and conducting any meeting of the holders of Series B Preferred Stock (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other aspect or matter with regard to such a meeting or such consents shall be governed by any rules the Board (or a duly authorized committee of the Board), in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Certificate of Formation, the Bylaws, applicable law and any national securities exchange or other trading facility on which the Series B Preferred Stock may be listed or traded at the time.
Section 8. Record Holders. To the fullest extent permitted by applicable law, the Corporation and the Transfer Agent may deem and treat the record holder of any share of Series B Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor the Transfer Agent shall be affected by any notice to the contrary.
Section 9. Notices. All notices or communications in respect of the Series B Preferred Stock will be sufficiently given if given in writing and delivered in person or by first class mail, postage prepaid, or if given in such other manner as may be permitted in this Certificate of Designations, in the Certificate of Formation or Bylaws or by applicable law.
Section 10. Other Rights. The shares of Series B Preferred Stock will not have any voting powers, preferences or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Certificate of Formation. The holders of Series B Preferred Stock shall not have any preemptive rights or conversion rights.
Section 11. Certificates. The Corporation may at its option issue shares of Series B Preferred Stock without certificates. If DTC or its nominee is the registered owner of the Series B Preferred Stock, the following provisions of this Section 11 shall apply. If and as long as DTC or its nominee is the registered owner of the Series B Preferred Stock, DTC or its nominee, as the case may be, shall be considered the sole owner and holder of all shares of Series B Preferred Stock for all purposes under the instruments governing the rights and obligations of holders of shares of Series B Preferred Stock. If DTC discontinues providing its services as securities depositary with respect to the shares of Series B Preferred Stock, or if DTC ceases to be registered as a clearing agency under the Exchange Act, in the event that a
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Annex F – Texas Certificate of Formation
successor securities depositary is not obtained within 90 days, the Corporation shall either print and deliver certificates for the shares of Series B Preferred Stock or provide for the direct registration of the Series B Preferred Stock with the Transfer Agent. If the Corporation decides to discontinue the use of the system of book-entry-only transfers through DTC (or a successor securities depositary), the Corporation shall print certificates for the shares of Series B Preferred Stock and deliver such certificates to DTC or shall provide for the direct registration of the Series B Preferred Stock with the Transfer Agent. Except in the limited circumstances referred to above, owners of beneficial interests in the Series B Preferred Stock:
(a) shall not be entitled to have such Series B Preferred Stock registered in their names;
(b) shall not receive or be entitled to receive physical delivery of securities certificates in exchange for beneficial interests in the Series B Preferred Stock; and
(c) shall not be considered to be owners or holders of the shares of Series B Preferred Stock for any purpose under the instruments governing the rights and obligations of holders of shares of Series B Preferred Stock.
Section 12. Restatement of Certificate. On any restatement of the Certificate of Formation, Section 1 through Section 11 of this Certificate of Designations shall be included in the Certificate of Formation under the heading “Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series B” and this Section 12 may be omitted. If the Board so determines, the numbering of Section 1 through Section 11 may be changed for convenience of reference or for any other proper purpose.

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Annex G – Texas Bylaws
ANNEX G

BYLAWS

OF

TEXAS CAPITAL BANCSHARES, INC.

Table of Contents
Page
ARTICLE I OFFICES      4
Section 1.1 Registered Office      4
Section 1.2 Other Offices      4
ARTICLE II MEETINGS OF SHAREHOLDERS      4
Section 2.1 Place of Meetings      4
Section 2.2 Annual Meeting      4
Section 2.3 Special Meeting      4
Section 2.4 Requirements for Shareholder Business to be Brought Before
an Annual Meeting      6
Section 2.5 Notice of Shareholders’ Meetings     10
Section 2.6 Quorum     10
Section 2.7 Adjourned Meeting; Notice     10
Section 2.8 Conduct of Business     10
Section 2.9 Voting     10
Section 2.10 Shareholder Action by Written Consent Without a Meeting     10
Section 2.11 Record Dates     12
Section 2.12 Proxies     13
Section 2.13 List of Shareholders Entitled to Vote     14
Section 2.14 Inspectors of Election     14
Section 2.15 Application to Stock Other Than Common     14
ARTICLE III BOARD OF DIRECTORS     14
Section 3.1 Powers     14
Section 3.2 Number of Directors     14
Section 3.3 Election, Qualification and Term of Office of Directors     14
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Annex G – Texas Bylaws
Section 3.4 Resignation and Vacancies     14
Section 3.5 Place of Meetings; Meetings by Telephone     15
Section 3.6 Regular Meetings     15
Section 3.7 Special Meetings; Notice     15
Section 3.8 Quorum; Voting     15
Section 3.9 Board Action by Written Consent Without a Meeting     16
Section 3.10 Fees and Compensation of Directors     16
Section 3.11 Removal of Directors     16
Section 3.12 Director Qualifications     16
Section 3.13 Director Nominations     17
Section 3.14 Application to Stock Other Than Common     19
ARTICLE IV COMMITTEES     19
Section 4.1 Committees of Directors     19
Section 4.2 Committee Minutes     20
Section 4.3 Meetings and Action of Committees     20
Section 4.4 Subcommittees     20
ARTICLE V OFFICERS     20
Section 5.1 Officers     20
Section 5.2 Appointment of Officers     21
Section 5.3 Subordinate Officers     21
Section 5.4 Removal and Resignation of Officers     21
Section 5.5 Vacancies in Offices     21
Section 5.6 Representation of Shares of Other Corporations     21
Section 5.7 Authority and Duties of Officers     21
Section 5.8 Chairperson of the Board     21
Section 5.9 Chief Executive Officer     21
Section 5.10 President     22
Section 5.11 Vice Presidents and Assistant Vice Presidents     22
Section 5.12 Secretary and Assistant Secretaries     22
Section 5.13 Chief Financial Officer; Treasurer and Assistant Treasurers     22
Section 5.14 Salaries     23
Section 5.15 Interested Director and Officer Transactions     23
ARTICLE VI STOCK     23
Section 6.1 Stock Certificates     23
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Annex G – Texas Bylaws
Section 6.2 Special Designation on Shares     23
Section 6.3 Lost, Stolen or Destroyed Certificates     23
Section 6.4 Dividends     24
Section 6.5 Transfer of Stock     24
Section 6.7 Registered Shareholders     24
ARTICLE VII MANNER OF GIVING NOTICE AND WAIVER     24
Section 7.1 Notice of Shareholders’ Meetings     24
Section 7.2 Notice by Electronic Transmission     24
Section 7.3 Notice to Shareholders Sharing an Address     25
Section 7.4 Waiver of Notice     25
ARTICLE VIII INDEMNIFICATION     26
Section 8.1 Indemnification of Directors and Officers in Third Party Proceedings     26
Section 8.2 Indemnification of Directors and Officers in Actions by or in
the Right of the Corporation     26
Section 8.3 Successful Defense     26
Section 8.4 Indemnification of Others    26
Section 8.5 Advanced Payment of Expenses    26
Section 8.6 Limitation on Indemnification     27
Section 8.7 Determination; Claim     27
Section 8.8 Non-Exclusivity of Rights     27
Section 8.9 Insurance     28
Section 8.10 Survival     28
Section 8.11 Effect of Repeal or Modification     28
Section 8.12 Certain Definitions     28
ARTICLE IX GENERAL MATTERS     28
Section 9.1 Execution of Corporate Contracts and Instruments     28
Section 9.2 Fiscal Year     28
Section 9.3 Seal     29
Section 9.4 Construction; Definitions     29
Section 9.5 Severability     29
ARTICLE X AMENDMENTS     29

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Annex G – Texas Bylaws
BYLAWS

OF

TEXAS CAPITAL BANCSHARES, INC.

ARTICLE I
OFFICES
Section 1.1     Registered Office. The initial registered office of Texas Capital Bancshares, Inc., a Texas corporation (the “Corporation”), shall be fixed in the Certificate of Formation of the Corporation, as amended from time to time, including the terms of any certificate of designations of any series of Preferred Stock (the “Certificate of Formation”).
Section 1.2     Other Offices. The Board of Directors of the Corporation (the “Board of Directors” or the “Board”) may at any time establish other offices at any place or places where the Corporation is qualified to do business.
ARTICLE II
MEETINGS OF SHAREHOLDERS
Section 2.1    Place of Meetings. Meetings of shareholders shall be held at any place, within or outside the State of Texas, designated by the Board of Directors. The Board of Directors may, in its sole discretion, determine that a meeting of shareholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 6.002(a) of the Texas Business Organizations Code (the “TBOC”). In the absence of any such designation or determination, shareholders’ meetings shall be held at the Corporation’s principal executive office. If authorized by the Board of Directors, and subject to any guidelines and procedures adopted by the Board of Directors, shareholders not physically present at a shareholders’ meeting may participate in the meeting by means of remote communication and may be considered present in person and may vote at the meeting, whether held at a designated place or solely by means of remote communication, subject to the conditions imposed by applicable law.
Section 2.2    Annual Meeting. The annual meeting of shareholders shall be held on such date, at such time, and at such place (if any) within or without the State of Texas as shall be designated from time to time by the Board of Directors and stated in the Corporation’s notice of the meeting. At the annual meeting, directors shall be elected and any other proper business may be transacted. The Board of Directors may cancel (to the extent permitted under the TBOC), postpone or reschedule any previously scheduled annual meeting at any time, before or after the notice for such meeting has been sent to the shareholders.
Section 2.3    Special Meeting.
(a)       Power to Call Special Meeting. A special meeting of the shareholders, other than those required by statute, may be called at any time only by (i) the Board of Directors, (ii) the Chairperson of the Board of Directors, (iii) the Chief Executive Officer, (iv) (to the extent required by the TBOC) the President, (v) at the request in writing of shareholders owning at least ten percent (10%) of all shares issued and outstanding and entitled to vote at such meeting, or (vi) as otherwise provided in the Certificate of Formation. A special meeting of the shareholders may not be called by any other person or persons. The Board of Directors may cancel (to the extent permitted under the TBOC), postpone or reschedule any previously scheduled special meeting at any time, before or after the notice for such meeting has been sent to the shareholders.
(b)     Date, Time and Place. Any special meeting properly called shall be held on such date, at such time, and at such place (if any) within or without the State of Texas as shall be designated from time to time by the Board of Directors and stated in the Corporation’s notice of the special meeting; provided, however, that the special meeting shall not be held more than 120 days after receipt of a request for a special meeting of shareholders submitted by one or more shareholders (a “Special Meeting Request”).
(c)    Purpose. The notice of a special meeting shall include the purpose or purposes for which the meeting is called. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting by or at the direction of the Board of Directors, the Chairperson of the Board of Directors, the Chief Executive Officer, the President or the shareholders holding at least ten percent (10%) of the Corporation’s then outstanding shares of capital stock entitled to vote at such special meeting who have requested such special meeting.
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Annex G – Texas Bylaws
(d)    Required Form of Special Meeting Request. To be in a proper form, a Special Meeting Request must: (i) be in writing, signed and dated by each shareholder of record submitting the Special Meeting Request and each beneficial owner, if any, on whose behalf the Special Meeting Request is being made, or such shareholder’s or beneficial owner’s duly authorized agent (each, a “Requesting Shareholder”); (ii) be delivered in person or by registered mail, postage prepaid, return receipt requested, or courier service, postage prepaid, to the Secretary of the Corporation at the principal executive offices of the Corporation; (iii) specify in reasonable detail the specific purpose(s) of and the business proposed to be conducted at the special meeting and the reasons the Requesting Shareholder is proposing such business; (iv) suggest a date for the special meeting, which date shall be no fewer than 30 and no more than 120 days from the date on which the Special Meeting Request is delivered to the Secretary of the Corporation; and (v) contain the following information:
(i)    in the case of any director nominations proposed to be presented at the special meeting, the information required by Sections 3.12 and 3.13 of these Bylaws;
(ii)    in the case of any matter (other than a director nomination) proposed to be conducted at the special meeting, the information required by Section 2.4 of these Bylaws with respect to annual meetings of shareholders;
(iii)    a representation that each Requesting Shareholder, or one or more representatives of each such shareholder, intends to appear in person at the special meeting to present the proposal(s) or business to be brought before the special meeting;
(iv)    documentary evidence that the Requesting Shareholders had ownership of at least ten percent (10%) of all shares issued and outstanding and entitled to vote at such meeting, based upon the Corporation’s most recent public report of the number of issued and outstanding shares (the “Requisite Percentage”), as of the date of delivery of the Special Meeting Request to the Secretary; provided, however, that if any of the Requesting Shareholders are not the beneficial owners of the shares representing the Requisite Percentage, then to be valid, the Special Meeting Request must also include documentary evidence (or, if not simultaneously provided with the Special Meeting Request, such documentary evidence must be delivered to the Secretary within ten days after the date of delivery of the Special Meeting Request to the Secretary) that the beneficial owners on whose behalf the Special Meeting Request is made had, together with any Requesting Shareholders who are beneficial owners, stock ownership of the Requisite Percentage as of the date of delivery of such Special Meeting Request to the Secretary;
(v)    an agreement by the Requesting Shareholders to (1) notify the Corporation promptly in the event of any change prior to the time of the special meeting in any Requesting Shareholder’s stock ownership following the date on which the Special Meeting Request was delivered to the Secretary, (2) timely provide to the Corporation any updates or supplements to the information provided in the Special Meeting Request at the times and in the forms required by Section 2.4(e) or Section 3.13(e) of these Bylaws so that the information provided or required to be provided therein shall be true and correct as of the record date for the special meeting and as of the date that is ten business days prior to the date of the special meeting or any adjournment or postponement thereof, or, if there are fewer than ten business days between the date of the special meeting and such adjourned or postponed meeting, then as of the date of the special meeting so adjourned or postponed, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five business days after the record date for notice of and voting at the special meeting (in the case of an update and supplement required to be made as of such record date), and not later than eight business days prior to the date of the special meeting or, if practicable, any adjournment or postponement thereof and, if not practicable, on the first practicable date prior to the date to which the special meeting has been adjourned or postponed (in the case of an update and supplement required to be made as of ten business days prior to the meeting or any adjournment or postponement thereof) and (3) promptly provide any other information reasonably requested by the Corporation; and
(vi)    an acknowledgement that prior to the special meeting any disposition of shares of the Corporation's common stock included within any Requesting Shareholder’s stock ownership as of the date on which the Special Meeting Request was delivered to the Secretary shall be deemed to be a revocation of such Special Meeting Request with respect to such disposed shares and that any decrease in the Requesting Shareholders’ aggregate stock ownership to less than the Requisite Percentage shall be deemed to be an absolute revocation of such Special Meeting Request.
(e)    Revocation of Special Meeting Request. The Requesting Shareholders may revoke a Special Meeting Request by written revocation delivered to the Secretary at the principal executive offices of the Corporation at any time prior to the special meeting. If, following such revocation or any deemed revocation pursuant to Section 2.3(d)(vi), there
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Annex G – Texas Bylaws
are unrevoked requests from Requesting Shareholders holding in the aggregate less than the Requisite Percentage or there are no unrevoked requests at all, the Board, in its discretion, may cancel the special meeting. If none of the Requesting Shareholders appears or sends a duly authorized agent to present the business specified in the Special Meeting Request at the special meeting, the Corporation need not (but may, in the discretion of the Board of Directors) present such business for a vote at the special meeting, notwithstanding that proxies in respect of such matters may have been received by the Corporation.
(f)    Additional Matters. The Board of Directors in its discretion may authorize additional matters to be considered by the shareholders at a special meeting beyond those stated in the Special Meeting Request.
(g)    Invalidity of Special Meeting Request. A Special Meeting Request shall not be valid, and a special meeting requested by shareholders shall not be held, if: (i) the Special Meeting Request does not comply with this Section 2.3; (ii) the Special Meeting Request relates to an item of business that is not a proper subject for shareholder action under applicable law; (iii) the Special Meeting Request is delivered during the period commencing 120 days prior to the anniversary of the date of the immediately preceding annual meeting of shareholders and ending on the earlier of (1) the date of the next annual meeting or (2) 30 days after the anniversary of the date of the previous annual meeting; (iv) an identical or substantially similar item as determined in good faith by the Board (a “Similar Item”), other than the election of directors, (1) was presented at an annual or special meeting of shareholders held not more than 12 months before delivery of the Special Meeting Request or (2) is included in the Corporation’s notice of meeting as an item of business to be brought before an annual or special meeting of shareholders that has been called but not yet held or that is called for a date within 120 days of the receipt by the Corporation of a Special Meeting Request; (v) a proposed item of business involves the election or removal of directors, changing the size of the Board of Directors, the filling of vacancies and/or newly created directorships resulting from any increase in the authorized number of directors or any similar matter as determined in good faith by the Board (an “Election Item”) and any such Election Item (1) was presented at an annual or special meeting of shareholders held not more than 120 days before delivery of the Special Meeting Request or (2) is included in the Corporation’s notice of meeting as an item of business to be brought before an annual or special meeting of shareholders that has been called but not yet held or that is called for a date within 120 days of the receipt by the Corporation of a Special Meeting Request; or (vi) the Special Meeting Request was made in a manner that involved a violation of Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or other applicable law.
Section 2.4    Requirements for Shareholder Business to be Brought Before an Annual Meeting.
(a)    Business Properly Brought Before an Annual Meeting. At an annual meeting of the shareholders of the Corporation, only such business shall be conducted as shall have been properly brought before any such meeting. To be properly brought before an annual meeting of shareholders of the Corporation, business must be:
(i)     brought before any such meeting by the Corporation and specified in the notice of any such meeting (or supplement thereto) given by or at the direction of the Board of Directors,
(ii)    brought before any such meeting by or at the direction of the Board of Directors, or
(iii)    otherwise properly brought before any such meeting by a shareholder (or a group of shareholders) who:
(A)    was a shareholder of record (and, with respect to any beneficial owner or beneficial owners, if different, on whose behalf such business is proposed, only if each such beneficial owner was the beneficial owner of shares of the Corporation) both at the time of giving Timely Notice (as defined in Section 2.4(c) of these Bylaws) and at the time of any such meeting,
(B)    is entitled to vote at any such meeting, and
(C)    has complied with this Section 2.4 as to the business proposed to be properly brought before an annual meeting of shareholders of the Corporation.
(b)    Shareholder Business to be Brought Before an Annual Meeting. A shareholder may propose business (other than a director nomination) to be properly brought before an annual meeting of the shareholders of the Corporation in one, but only one, of the following ways:
(i)    by meeting the eligibility requirements of, and by following the procedures required by, Rule 14a-8 (“Rule 14a-8”) promulgated by the U.S. Securities and Exchange Commission (the “Commission”) under the Exchange Act, for having a shareholder’s proposal included in the Corporation’s proxy statement and identified in the Corporation’s form of proxy card for such annual meeting, in which case, if the staff of the Commission has not
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Annex G – Texas Bylaws
permitted the Corporation to exclude such shareholder’s proposal from the Corporation’s proxy statement and form of proxy card for such annual meeting pursuant to Rule 14a-8, this Section 2.4(b)(i) shall be the exclusive means for a shareholder to propose business to be brought before an annual meeting of the shareholders and the shareholder’s proposal will be included in the notice of meeting given by or at the direction of the Board of Directors pursuant to Section 2.4(a)(i) of these Bylaws, or
(ii)     if the shareholder elects not to comply with Rule 14a-8, by meeting the eligibility requirements of Section 2.4(a)(iii) of these Bylaws, and by complying with each of the requirements of Section 2.4(c), Section 2.4(d), Section 2.4(e) and Section 2.4(g) of these Bylaws to propose business to be properly brought before an annual meeting of shareholders of the Corporation, in which case this Section 2.4(b)(ii) shall be the exclusive means for such shareholder to propose business to be brought before an annual meeting of the shareholders.
(c)    Requirement of Timely Notice of Shareholder Business. Without exception, for business to be properly brought before an annual meeting by a shareholder pursuant to Section 2.4(b)(ii) of these Bylaws, the shareholder shall:
(i)     provide Timely Notice (as defined below) thereof in writing and in proper form to the Secretary of the Corporation at the principal executive offices of the Corporation, and
(ii)     provide any updates or supplements to such notice at the times and in the forms required by Section 2.4(e) of these Bylaws.
For a shareholder’s notice to be timely for the purposes of Section 2.4(c)(i) or Section 3.13(b) of these Bylaws, a shareholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than 100 days nor more than 130 days prior to the one year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 30 days after such anniversary date, notice by the shareholder to be timely must be so delivered, or mailed and received, not less than 100 days nor more than 130 days prior to the date of such annual meeting, or, if later, ten days following the day on which a public announcement (as defined in Section 2.4(h)(ii) of these Bylaws) of the date of such annual meeting was first made (such notice within such time periods, “Timely Notice”). In no event shall any adjournment, postponement, or cancellation of an annual meeting or the announcement thereof commence a new time period for the giving of Timely Notice as described above.
(d)    Requirements for Proper Form of Shareholder Notice of Proposed Business. To be in proper form for purposes of Section 2.4(c)(i) of these Bylaws, a shareholder’s Timely Notice to the Secretary of the Corporation must set forth:
(i)    Shareholder Information. As to each Proposing Person (as defined in Section 2.4(h)(i) of these Bylaws), (A) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Corporation’s books and records), (B) the class or series and number of shares of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 promulgated by the Commission under the Exchange Act) by such Proposing Person, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future, (C) a reasonably detailed description of all agreements, arrangements and understandings (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other person or entity (including their names) in connection with the proposal of such business by such shareholder, including, without limitation, any agreement that would be required to be disclosed pursuant to Item 5 or Item 6 of Schedule 13D promulgated by the Commission under the Exchange Act (regardless of whether the requirement to file a Schedule 13D is applicable to any Proposing Person), (D) a complete and accurate description of any pending, or to the Proposing Person’s knowledge, threatened, legal proceeding in which such Proposing Person is a party or participant involving the Corporation or, to such Proposing Person’s knowledge, involving any current or former officer, director, affiliate or associate of the Corporation, (E) any direct or indirect interest (other than solely as a result of ownership of securities of the Corporation) of the Proposing Person in any contract with any principal competitor (including any employment agreement, collective bargaining agreement or consulting agreement), (F) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act, (G) a representation that the Proposing Person (or a qualified representative of the Proposing Person) intends to appear in person at the annual meeting to propose such business, and (H) a representation whether the Proposing Person intends to deliver a proxy statement or form of proxy, or both, to holders of at least the percentage of the Corporation’s outstanding shares required to approve the proposal, or whether the Proposing Person intends otherwise to solicit proxies from shareholders in
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Annex G – Texas Bylaws
support of the proposal, or whether the Proposing Person intends to do both (the disclosures to be made pursuant to the foregoing clauses (A) through (H) are referred to as “Shareholder Information”);
(ii)    Information Regarding Disclosable Interests. As to each Proposing Person, (A) any derivative, swap or other transaction or series of transactions engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to give such Proposing Person economic risk similar to ownership of shares of any class or series of the Corporation, including due to the fact that the value of such derivative, swap or other transactions are determined by reference to the price, value or volatility of any shares of any class or series of the Corporation, or which derivative, swap or other transactions provide, directly or indirectly, the opportunity to profit from any increase in the price or value of shares of any class or series of the Corporation (“Synthetic Equity Interests”), which Synthetic Equity Interests shall be disclosed without regard to whether (x) such derivative, swap or other transactions convey any voting rights in such shares to such Proposing Person, (y) the derivative, swap or other transactions are required to be, or are capable of being, settled through delivery of such shares, or (z) such Proposing Person may have entered into other transactions that hedge or mitigate the economic effect of such derivative, swap or other transactions, (B) any proxy (other than a revocable proxy given in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A), agreement, arrangement, understanding or relationship pursuant to which such Proposing Person has or shares a right to vote any shares of any class or series of the Corporation, (C) any agreement, arrangement, understanding or relationship, including any repurchase or similar so called “stock borrowing” agreement or arrangement, engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of shares of any class or series of the Corporation by, manage the risk of share price changes for, or increase or decrease the voting power of, such Proposing Person with respect to the shares of any class or series of the Corporation, or which provides, directly or indirectly, the opportunity to profit from any decrease in the price or value of the shares of any class or series of the Corporation (“Short Interests”), (D) any rights to dividends on the shares of any class or series of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, and (E) any performance related fees (other than an asset based fee) to which such Proposing Person is entitled based on any increase or decrease in the price or value of shares of any class or series of the Corporation, or any Synthetic Equity Interests or Short Interests, if any (the interests identified and described pursuant to the foregoing clauses (A) through (E) are hereinafter referred to collectively as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the shareholder of record directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner;
(iii)    Description of Proposed Business. As to each item for discussion or vote that the Proposing Person proposes to bring before the annual meeting, (A) a reasonably brief description of such business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting, and any material interest in such business of each Proposing Person, and (B) the text of the proposal or business (including the text of any resolutions proposed to be approved or adopted by the shareholders or amendments to these Bylaws proposed for consideration) (the information required by this Section 2.4(d)(iii), together with the Shareholder Information required by Section 2.4(d)(i) of these Bylaws and the information regarding Disclosable Interests required by Section 2.4(d)(ii) of these Bylaws, is referred to collectively in these Bylaws as the “Timely Notice Information”); and
(iv)    Representation as to Accuracy of Information. A representation from the shareholder providing the Timely Notice in writing and in proper form to the Secretary of the Corporation pursuant to Section 2.4(c)(i) of these Bylaws that none of the Timely Notice Information contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, and that, at the date of the Corporation’s notice of the annual meeting at which the business of the Proposing Person is proposed to be brought is first mailed to the shareholders of the Corporation, and at the time of the such annual meeting, the Timely Notice Information (as updated and supplemented pursuant to Section 2.4(e) of these Bylaws) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.
(e)    Update and Supplement of Shareholder Timely Notice of Proposed Business. A shareholder providing Timely Notice in writing and in proper form of business proposed to be properly brought before a meeting of shareholders of the Corporation must further update and supplement such Timely Notice, if necessary, so that the Timely Notice Information provided or required to be provided pursuant to this Section 2.4 shall be true and correct and in proper form as of the record date for determining shareholders entitled to vote at the meeting and as of the date, if later,
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that is ten business days prior to the date of the meeting or any adjournment or postponement thereof, and such update and supplement must be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not later than five business days after the record date for determining shareholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of the record date for determining shareholders entitled to vote at the meeting), and not later than eight business days prior to the date for the meeting, if practicable (or, if not practicable, on the first practicable date prior to the date of any adjournment or postponement thereof) (in the case of the update and supplement required to be made as of ten business days prior to the date of the meeting or any adjournment or postponement thereof). Such update and supplement shall (A) be made only to the extent that information has changed in any material respect since the Proposing Person’s prior submission and (B) clearly identify the information that has changed since the Proposing Person’s prior submission. Any information provided pursuant to this Section 2.4(e) shall not be deemed to cure any deficiencies in a notice previously delivered pursuant to this Section 2.4 and shall not extend the time period for the delivery of notice pursuant to this Section 2.4. If a Proposing Person fails to provide any written update or supplement in accordance with this Section 2.4(e), the information as to which such written update or supplement relates may be deemed not to have been provided in accordance with this Section 2.4.
(f)    Business Not Properly Brought Before A Meeting. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting of shareholders of the Corporation except in accordance with this Section 2.4. The chair of the annual meeting may determine and declare, if the facts warrant, at the annual meeting that business was not properly brought before the annual meeting and in accordance with this Section 2.4, and, if the chair of the annual meeting should so determine, the chair will so declare at the annual meeting and any such business not properly brought before the annual meeting will not be transacted. Notwithstanding the foregoing provisions of this Section 2.4, unless otherwise required by applicable law, (i) if the shareholder does not provide the information required under Section 2.4(e) of these Bylaws, (A) within five business days following the record date for determining shareholders entitled to vote at the annual meeting of shareholders (in the case of the update and supplement required to be made as of the record date for determining shareholders entitled to vote at the annual meeting), and (B) not later than eight business days prior to the date of the annual meeting, if practicable (or, if not practicable, on the first practicable date prior to the date of any adjournment or postponement thereof) (in the case of the update and supplement required to be made as of ten business days prior to the date of the annual meeting or any adjournment or postponement thereof), or (ii) if the shareholder (or a qualified representative of the shareholder) does not appear at the annual meeting to present the business described in the shareholder’s Timely Notice in proper form delivered pursuant to this Section 2.4, such business need not (but may, in the discretion of the Board of Directors) be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.4(f), to be considered a qualified representative of the shareholder, a person must be a duly authorized officer, manager or partner of such shareholder or authorized by a writing executed by such shareholder (or a reliable reproduction or electronic transmission of the writing) delivered to the Corporation prior to the proposing of the business at the annual meeting by the shareholder stating that the person is authorized to act for the shareholder as the shareholder’s qualified representative at the annual meeting of shareholders.
(g)    Exchange Act Compliance; Rule 14a-8. In addition to the requirements of this Section 2.4 with respect to any business proposed to be properly brought before an annual meeting of shareholders by a shareholder, each Proposing Person shall also comply with all applicable requirements of state law and the Exchange Act and the rules and regulations thereunder with respect to any such business proposed to be properly brought before an annual meeting of shareholders by a shareholder.
Nothing in this Section 2.4 shall be deemed to affect the rights of (i) shareholders to request the inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) promulgated by the Commission under the Exchange Act, or (ii) the Corporation to omit a proposal from the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision). The notice requirements of Section 2.4(c), Section 2.4(d), and Section 2.4(e) of these Bylaws will not apply to any shareholder who has notified the Corporation of such shareholder’s intention to present a shareholder proposal only pursuant to and in compliance with Rule 14a-8 and Section 2.4(b)(i) of these Bylaws.
(h)    Certain Definitions.
(i)     “Proposing Person” Defined. For purposes of these Bylaws, the term “Proposing Person” shall mean (A) the shareholder providing the notice of business proposed to be brought before an annual meeting, (B) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made, (C) each affiliate or associate (each as defined in Rule 12b-2 promulgated by the
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Commission under the Exchange Act for purposes of these Bylaws) of such shareholder or beneficial owner, (D) any person who is a member of a “group” (as such term is used in Rule 13d-5 under the Exchange Act) with such shareholder or beneficial owner, and (E) any “participant” (as defined in Instruction 3 to Item 4 of Schedule 14A) with such shareholder or beneficial owner with respect to any proposed business..
(ii)    “Public Announcement” Defined. For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act, or in a notice given pursuant to any applicable rules or regulations of any stock exchange or other self-regulatory organization applicable to the Corporation (such rules or regulations being herein referred to collectively as “SRO Rules”).
(i)    Shareholder Director Nominations. Shareholders seeking to nominate persons for election to the Board of Directors must comply with Section 3.13 of these Bylaws, and this Section 2.4 shall not be applicable to nominations of persons for election to the Board of Directors made by shareholders of the Corporation except as expressly provided in Section 3.13 of these Bylaws.
Section 2.5    Notice of Shareholders’ Meetings. Whenever shareholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the shareholders entitled to vote at the meeting, if such date is different from the record date for determining shareholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Except as otherwise provided in the TBOC, the Certificate of Formation or these Bylaws, the written notice of any meeting of shareholders shall be given not less than ten nor more than 60 days before the date of the meeting to each shareholder entitled to vote at such meeting as of the record date for determining the shareholders entitled to notice of the meeting. Notwithstanding the foregoing, notice of a shareholder meeting regarding a “fundamental business transaction” (as defined in the TBOC) must (a) be given to each shareholder of the Corporation not later than 21 days prior to the meeting, regardless of whether the shareholder is entitled to vote on the matter, and (b) state that the purpose, or one of the purposes, of the meeting is to consider a fundamental business transaction.
Section 2.6    Quorum. The holders of a majority of the shares issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the shareholders. Where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter, except as otherwise provided by law, the Certificate of Formation or these Bylaws.
If a quorum is not present or represented at any meeting of the shareholders, then either (i) the chair of the meeting, or (ii) the holders of a majority of the shares present in person or represented by proxy and entitled to vote thereat, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.
Section 2.7    Adjourned Meeting; Notice. When a meeting is adjourned to another time or place, unless these Bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting. If after the adjournment a new record date for shareholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix a new record date for notice of such adjourned meeting in accordance with Section 6.101 of the TBOC and Section 2.11 of these Bylaws, and shall give notice of the adjourned meeting to each shareholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.
Section 2.8    Conduct of Business. Meetings of shareholders shall be presided over by the Chief Executive Officer of the Corporation, or, in the absence of such person, the Chairperson of the Board of Directors, or, in the absence of such person, such person as the Board of Directors may designate as chair of the meeting. The Secretary of the Corporation
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shall act as secretary of the meeting, but in the absence of the Secretary, the chair of the meeting may appoint any person to act as secretary of the meeting. The Board of Directors shall be entitled to make such rules or regulations for the conduct of meetings of shareholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chair of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chair, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, (i) establishing an agenda or order of business for the meeting, (ii) prescribing rules, regulations and procedures for maintaining order at the meeting and the safety of those present, (iii) prescribing rules, regulations and procedures limiting entry to and participation in the meeting to shareholders of record of the Corporation, their duly authorized and constituted proxies, and such other persons as the chair of the meeting shall permit, (iv) prescribing rules, regulations and procedures restricting entry to the meeting after the time fixed for the commencement thereof, (v) prescribing rules, regulations and procedures limiting the number of times shareholders and other authorized meeting participants may address the meeting and limiting the number of questions that may be asked by shareholders and other authorized meeting participants, (vi) prescribing rules, regulations and procedures limiting the time allotted to shareholders and other authorized meeting participants to make motions or nominations, ask questions, or make comments, (vii) prescribing rules, regulations and procedures for the opening and closing of the polls for each matter upon which shareholders will vote at the meeting and for the matters which are to be voted on by ballot, (viii) removing any shareholder or any other individual who refuses to comply with meeting rules, regulations or procedures, (ix) restricting the use of audio and video recording devices, cell phones and other electronic devices, (x) establishing rules, regulations or procedures for compliance with any state or local laws or regulations, including those concerning safety, health and security, (xi) implementing procedures (if any) requiring attendees to provide the Corporation advance notice of their intent to attend the meeting, and (xii) adjourning the meeting (whether or not a quorum is present). Unless, and only to the extent, determined by the Board of Directors or the chair of the meeting, meetings of shareholders shall not be required to be held in accordance with any rules of parliamentary procedure.
Section 2.9    Voting. The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of Section 2.11 of these Bylaws, subject to Sections 6.251 and 6.252 (relating to voting rights of fiduciaries, pledgors and joint owners of stock), and Subchapter D of Chapter 6 (relating to voting of ownership interests), of the TBOC.
Except as may be otherwise provided in the Certificate of Formation or these Bylaws, each shareholder shall be entitled to one vote for each share of capital stock held by such shareholder.
Directors shall be elected by a plurality of the votes cast by the holders of shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.
Except as otherwise required by law, the Certificate of Formation or these Bylaws, the affirmative vote of a majority of the shares issued and outstanding and entitled to vote, present in person or represented by proxy at the meeting and entitled to vote on the subject matter, other than the election of directors, shall be the act of the shareholders. Where a separate vote by a class or series or classes or series is required, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series, except as otherwise provided by law, the Certificate of Formation or these Bylaws.
Section 2.10    Shareholder Action by Written Consent Without a Meeting.
(a)    Subject to the rights of the holders of the shares of any series of Preferred Stock or any other class of stock or series thereof that have been expressly granted the right to take action by less than unanimous written consent, any action required or permitted by the TBOC, the Certificate of Formation, or these Bylaws, to be taken at any annual or special meeting of shareholders of the Corporation, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed and dated by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders or all shares entitled to vote on the action were present and voted, and shall be delivered to the Corporation by delivery to its registered office, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of shareholders are recorded.
(b)    Every written consent shall bear the date of signature of each shareholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days (or such other period as provided by applicable law) of the earliest dated consent delivered in the manner required by this Section 2.10 to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the
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Corporation by delivery to its registered office, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of shareholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.
Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those shareholders who have not consented in writing, provided further that failure to provide such notice shall not affect the validity of such action.
(c)    Information Required Prior to Consent Solicitation. Any shareholder seeking to have the shareholders authorize or take corporate action by written consent shall, at the same time such shareholder requests the Board of Directors to fix a record date pursuant to Section 2.11(b) of these Bylaws, furnish to the Board of Directors the information and undertakings specified in this Section 2.10(c) in writing in proper form.
(i)    Requirements for Proper Form of Request for Consent Solicitation Record Date. To be in proper form for purposes of this Section 2.10(c), a shareholder’s notice to the Secretary of the Corporation shall set forth:
(A)    Shareholder Information. As to each Consent Shareholder (as defined in this Section 2.10(c)(ii)), the Shareholder Information (as defined in Section 2.4(d)(i) of these Bylaws, except that for purposes of this Section 2.10(iii), the term “Consent Shareholder” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(d)(i) of these Bylaws);
(B)    Description of Actions To Be Taken By Consent. A description of the action or actions the Consent Shareholder seeks to have the shareholders take by written consent;
(C)    Information Regarding Disclosable Interests. As to each Consent Shareholder, any Disclosable Interests (as defined in Section 2.4(d)(ii) of these Bylaws, except that for purposes of this Section 2.10(c), the term “Consent Shareholder” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(d)(ii) of these Bylaws); and
(D)    Representation of Accuracy. The Consent Shareholder’s representation that none of the information provided to the Corporation by the Consent Shareholder pursuant to Section 2.11(b) and this Section 2.10(c) contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.
(ii)     “Consent Shareholder” Defined. For purposes of these Bylaws, the term “Consent Shareholder” shall mean (i) any shareholder of record seeking to have the shareholders authorize or take corporate action by written consent that requests the Board of Directors to fix a record date pursuant to Section 2.11(b) of these Bylaws, and (ii) any affiliate or associate of such shareholder.
(iii)    Other Information to be Furnished by Consent Shareholder. The Corporation may require the Consent Shareholder to furnish such other information as may reasonably be required by the Corporation.
Section 2.11    Record Dates.
(a)    Annual or Special Meeting. In order that the Corporation may determine the shareholders entitled to notice of any meeting of shareholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date shall not be more than 60 nor less than ten days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the shareholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination.
If no record date is fixed by the Board of Directors, the record date for determining shareholders entitled to notice of and to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.
A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of shareholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for shareholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of shareholders entitled to vote in accordance with the provisions of Section 6.101 of the TBOC and this Section 2.11 at the adjourned meeting.
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(b)    Action by Written Consent. In order that the Corporation may determine the shareholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors.
A shareholder of record seeking to have the shareholders authorize or take corporate action by written consent shall, by written notice in proper form, to the attention of the Secretary of the Corporation, request the Board of Directors to fix a record date (a “Consent Record Date Request”). To be in proper form the Consent Record Date Request must demonstrate that the requesting shareholder or shareholders own at least ten percent (10%) of all shares issued and outstanding and entitled to execute a valid written consent, based upon the Corporation’s most recent public report of the number of issued and outstanding shares as of the date of delivery, and committing that any solicitor retained by such shareholder or shareholders will be required to use its best efforts to solicit consents from all shareholders.
The Board of Directors shall promptly, but in all events within 20 days after the date on which such a proper Consent Record Date Request is received, adopt a resolution fixing the record date, which record date shall not be more than ten days following the date on which the Board of Directors takes the action fixing the record date. If no record date has been fixed by the Board of Directors within 20 days after the date on which such a proper Consent Record Date Request is received, the record date for determining shareholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of shareholders are recorded. Delivery shall be by hand or by certified or registered mail, return receipt requested.
If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining shareholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.
The Board of Directors in its discretion may require as a condition to setting the record date in response to a Consent Record Date Request that the period during which valid written consents may be solicited following the record date will be limited to a number of days, not less than 60, as specified by the Board of Directors.
The Board of Directors may decline to act upon a Consent Record Date Request delivered during the period commencing 90 days prior to the scheduled date of an annual or special meeting of shareholders and ending 30 days after such meeting.
(c)    Other Purposes. In order that the Corporation may determine the shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the shareholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.
Section 2.12    Proxies. Each shareholder entitled to vote at a meeting of shareholders may authorize another person or persons to act for such shareholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after eleven months from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Sections 21.368 and 21.369 of the TBOC. A written proxy may be in any form of electronic transmission permitted under the TBOC which sets forth or is submitted with information from which it can be determined that the electronic transmission was authorized by the person as provided in Section 21.367 of the TBOC. Any shareholder directly or indirectly soliciting proxies from other shareholders must use a proxy card color other than white, which shall be reserved for the exclusive use by the Board of Directors.
Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this Section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.
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Prior to the time set for the closing of the polls at a meeting of shareholders, a shareholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by filing a subsequent duly executed proxy with the Secretary of the Corporation.
Section 2.13    List of Shareholders Entitled to Vote. The officer who has charge of the stock ledger of the Corporation shall prepare and make, not later than the 11th day before each meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting. The shareholder list shall be arranged in alphabetical order and show the address of each shareholder and the number of shares of each class registered in the name of each shareholder and such other information as required by the TBOC. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be kept on file at the registered office or principal executive office of the Corporation for at least ten days prior to the date of the applicable meeting, and shall be open to the examination of any shareholder for any purpose germane to the meeting for a period of at least ten days prior to the meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the Corporation’s principal place of business. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to shareholders of the Corporation. Such list shall presumptively determine the identity of the shareholders entitled to vote at the meeting and the number of shares held by each of them.
Section 2.14    Inspectors of Election. Before any meeting of shareholders, the Corporation shall appoint an inspector or inspectors of election to act at the meeting or its adjournment. If any person appointed as inspector fails to appear or fails or refuses to act, then the chair of the meeting may, and upon the request of any shareholder or a shareholder’s proxy shall, appoint a person to fill that vacancy.
Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed and designated shall (i) ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each share, (ii) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspector or inspectors’ count of all votes and ballots.
In determining the validity and counting of proxies and ballots cast at any meeting of shareholders of the Corporation, the inspector or inspectors may consider such information as is permitted by applicable law.
Section 2.15    Application to Stock Other Than Common. The provisions of this Article II shall be applicable to meetings of holders of classes and series of stock of the Corporation other than its common stock unless in conflict with the express terms of such classes and series of stock as set forth in their governing instruments, in which case the terms of such governing instruments will control.
ARTICLE III
DIRECTORS
Section 3.1    Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided in the TBOC or the Certificate of Formation.
Section 3.2    Number of Directors. The Board of Directors shall consist of one or more members, each of whom shall be a natural person. Unless the Certificate of Formation fixes the number of directors, the number of directors shall be determined from time to time solely by resolution of the Board of Directors; provided, that such number shall not be less than one (1) nor more than fifteen (15). No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.
Section 3.3    Election, Qualification and Term of Office of Directors. Except as provided in Section 3.4 of these Bylaws, each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be shareholders unless so required by the Certificate of Formation or these Bylaws. The Certificate of Formation or these Bylaws may prescribe other qualifications for directors.
Section 3.4    Resignation and Vacancies. Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation; provided, however, that if such notice is given by electronic transmission,
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such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the director. A resignation is effective when the resignation is received by the Corporation unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. Acceptance of such resignation shall not be necessary to make it effective. A resignation which is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable. Unless otherwise provided in the Certificate of Formation or these Bylaws, when one or more directors resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.
Unless otherwise provided in the Certificate of Formation or these Bylaws, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled in any manner permitted by the TBOC, including by (1) the Board of Directors at any meeting of the Board of Directors by vote of a majority of the remaining members of the Board of Directors, although less than a quorum, or (2) a sole remaining director, in each case to the extent permitted by the TBOC and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and qualified, or until their earlier death, resignation or removal. Notwithstanding the foregoing, during the period between two successive annual meetings of shareholders, the Board of Directors may not fill more than two vacancies created by an increase in the number of directors.
Section 3.5    Place of Meetings; Meetings by Telephone. The Board of Directors may hold meetings, both regular and special, either within or outside the State of Texas. Unless otherwise restricted by the Certificate of Formation or these Bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other, and such participation in a meeting shall constitute presence in person at the meeting.
Section 3.6    Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.
Section 3.7    Special Meetings; Notice. Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairperson of the Board of Directors, the Chief Executive Officer, the President, the Secretary or a majority of the authorized number of directors, at such times and places as he or she or they shall designate.
Notice of the time and place of special meetings shall be:
(a)    delivered personally by hand, by courier or by telephone;
(b)     sent by United States first-class mail, postage prepaid;
(c)    sent by facsimile; or
(d)     if the director has consented, sent by electronic mail,
directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the Corporation’s records.
If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least 24 hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation’s principal executive office) nor the purpose of the meeting.
Section 3.8    Quorum; Voting. At all meetings of the Board of Directors, a majority of the total authorized number of directors shall constitute a quorum for the transaction of business. If a quorum is not present at any meeting of the Board of Directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.
Meetings of the Board of Directors shall be presided over by the Chairperson of the Board, or in his or her absence, by the Chief Executive Officer, or in his or her absence, by a chair chosen at the meeting. The Secretary shall, if present, act as secretary of the meeting, but, in his or her absence, the chair of the meeting may appoint any person to act as secretary of the meeting.
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The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, except as may be otherwise specifically provided by law, the Certificate of Formation or these Bylaws. To the maximum extent permitted by the TBOC, in the event a director or directors abstain or are disqualified from a vote, the majority vote of the director or the directors thereof not abstaining or disqualified from voting, whether or not such director or directors constitute a quorum, shall be the act of the Board of Directors.
If the Certificate of Formation provides that one or more directors shall have more or less than one vote per director on any matter, every reference in these Bylaws to a majority or other proportion of the directors shall refer to a majority or other proportion of the votes of the directors.
Section 3.9    Board Action by Written Consent Without a Meeting. Unless otherwise restricted by the Certificate of Formation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.
Section 3.10    Fees and Compensation of Directors. Unless otherwise restricted by the Certificate of Formation or these Bylaws, the Board of Directors shall have authority to determine, from time to time, the amount of compensation which shall be paid to its members for their services as directors and as members of committees. The Board shall also have power in its discretion to provide for and to pay to directors rendering services to the Corporation not ordinarily rendered by directors, as such, special compensation appropriate to the value of such services as determined by the Board from time to time. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.
Section 3.11    Removal of Directors. Unless otherwise provided in the Certificate of Formation or these Bylaws, and subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, shareholders holding a majority of the outstanding shares entitled to vote at an election of directors may remove any director or the entire Board of Directors at any time, with or without cause. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.
Section 3.12    Director Qualifications.
(a)    Director Qualification Commitments. In addition to any qualifications to serve as a director of the Corporation set forth in the TBOC or the Certificate of Formation, to qualify to be elected as a member of the Board of Directors, each person nominated for election to the Board of Directors, whether at an annual meeting of shareholders, at a special meeting of shareholders at which a director or directors will be elected, to fill a vacancy, or to fill a newly created directorship resulting from any increase in the authorized number of directors elected by all of the shareholders having the right to vote as a single class, must deliver to the Secretary of the Corporation at the principal executive offices of the Corporation, a written representation and agreement in the form provided by the Secretary of the Corporation, within the time periods prescribed by Section 3.12(b) of these Bylaws, confirming that such person:
(i)    is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question that has not been disclosed in writing to the Corporation (any of the foregoing in this clause (i), a “Voting Commitment”) or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law;
(ii)    is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed to the Corporation (any of the foregoing in this clause (ii), a “Compensation Commitment”);
(iii)    would be in compliance with, if elected as a director of the Corporation, and will comply with, applicable law and all applicable publicly disclosed corporate governance, conflict of interest, corporate opportunities, confidentiality and stock ownership and trading policies and guidelines of the Corporation (any of the foregoing in this clause (iii), a “Compliance Commitment”); and
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(iv)    will make such other acknowledgments, enter into such agreements and provide such information as the Board of Directors requires of all directors, including promptly submitting all completed and signed questionnaires required of the Corporation’s directors (such commitments, together with the Voting Commitment, the Compensation Commitment and the Compliance Commitment, collectively, the “Director Qualification Commitments”).
(b)    Timely Delivery Required.
(i)    Persons Nominated by the Board of Directors. Persons nominated for election to the Board of Directors at an annual or special meeting of shareholders by or at the direction of the Board of Directors, including by any committee or persons appointed by the Board of Directors, must deliver the Director Qualification Commitments to the Secretary at least five business days before the date on which the Corporation files its definitive proxy statement for such meeting with the Commission.
(ii)    Persons Nominated by a Shareholder. Persons nominated by a shareholder pursuant to Section 3.13 of these Bylaws for election to the Board of Directors at an annual or special meeting of shareholders must deliver the Director Qualification Commitments to the Secretary at least five business days before the date on which the Corporation files its definitive proxy statement for such meeting with the Commission. The Corporation will confirm to such shareholder upon request the intended date on or after which the Corporation will file its definitive proxy statement.
(iii)    Persons Nominated to Fill a Vacancy or Newly Created Directorship. Persons nominated pursuant to Section 3.13 of these Bylaws for election to the Board of Directors to fill a vacancy, or to fill a newly created directorship resulting from any increase in the authorized number of directors elected by all of the shareholders having the right to vote as a single class, must deliver the Director Qualification Commitments to the Secretary on or before the date and time specified by the Board of Directors for such person’s election to the Board of Directors to become effective.
(c)    Interviews. Any proposed director nominee shall not be eligible for election as a director unless such person has, within ten (10) days following any reasonable request therefor from the Board of Directors or the Governance and Nominating Committee, made himself or herself available for interviews by directors of the Corporation and/or other persons designated by the Board of Directors or the Governance and Nominating Committee and provided answers during such interviews that are accurate and reasonably complete in all material respects with respect to, among other things, the information about such person included in the notice from the Nominating Person described in Section 3.13(c) (if applicable), such person’s qualifications to serve as a director and other matters relating to such person’s candidacy or prospective service as a director of the Corporation.
(d)    Other Information to be Furnished by Proposed Nominees. The Corporation may require any proposed nominee to furnish such other information (i) as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation in accordance with the Corporation’s Corporate Governance Guidelines, applicable SRO Rules and the rules and regulations of the Commission, or (ii) that could be material to a reasonable shareholder’s understanding of the independence or lack of independence of such proposed nominee.
Section 3.13    Director Nominations.
(a)    Who May Make Director Nominations. Nominations of any person for election to the Board of Directors at an annual meeting, or at a special meeting called by the Board of Directors pursuant to Section 2.3 of these Bylaws at which a director or directors will be elected, may be made only as follows:
(i)    By or at the direction of the Board of Directors, including by any committee or persons appointed by the Board of Directors, or
(ii)    By a shareholder who:
(A)    was a shareholder of record (and, with respect to any beneficial owner, if different, on whose behalf such nomination is proposed to be made, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time of giving the notice provided for in this Section 3.13 and at the time of the meeting,
(B)    is entitled to vote at the meeting, and
(C)    has complied with this Section 3.13 and Rule 14a-19 promulgated by the Commission under the Exchange Act (“Rule 14a-19”) as to such nomination.
This Section 3.13(a)(ii) shall be the exclusive means for a shareholder to make any nomination of a person or persons for election to the Board of Directors at an annual meeting or a special meeting.
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(b)    Requirement of Timely Notice of Shareholder Director Nominations. Without exception, for a shareholder to make any nomination of a person or persons for election to the Board of Directors at an annual meeting, the shareholder must do each of the following:
(i)    Provide Timely Notice thereof in accordance with the provisions of Section 2.4(c) of these Bylaws in writing and in proper form to the Secretary of the Corporation, and
(ii)    Provide any updates or supplements to such notice at the times and in the forms required by Section 2.4(e) of these Bylaws.
Without exception, if the election of directors is a matter specified in the notice of special meeting called by the Board of Directors pursuant to Section 2.3 of these Bylaws, then for a shareholder to make any nomination of a person or persons for election to the Board of Directors at that special meeting, the shareholder must do each of the following:
(i)    Provide Timely Notice thereof in accordance with the provisions of the following full paragraph in writing and in proper form to the Secretary of the Corporation at the principal executive offices of the Corporation, and
(ii)    Provide any updates or supplements to such notice at the times and in the forms required by Section 2.4(e) of these Bylaws.
To be timely, a shareholder’s notice for nominations to be made at a special meeting must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the date of such special meeting, or, if later, ten days following the day on which a Public Announcement (as defined in Section 2.4(h)(ii) of these Bylaws) of the date of such special meeting was first made.
In no event shall any adjournment, postponement, or cancellation of an annual meeting or special meeting or the announcement thereof commence a new time period for the giving of a shareholder’s notice as described above.
(c)    Requirements for Proper Form of Notice of Shareholder Director Nominations. To be in proper form for purposes of this Section 3.13, a shareholder’s notice to the Secretary shall set forth:
(i)    Shareholder Information. As to each Nominating Person (as defined in Section 3.13(d) of these Bylaws):
(A)    the Shareholder Information (as defined in Section 2.4(d)(i) of these Bylaws, except that for purposes of this Section 3.13(c)(i), the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(d)(i) of these Bylaws);
(B)    a representation that the Nominating Person intends to comply with Rule 14a-19, including the requirement to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote in the election of directors; and
(C)    all other information required by Rule 14a-19.
(ii)    Information Regarding Disclosable Interests. As to each Nominating Person, any Disclosable Interests (as defined in Section 2.4(d)(ii) of these Bylaws, except that for purposes of this Section 3.13(c)(ii), the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(d)(ii) of these Bylaws);
(iii)    Information Regarding Proposed Nominees. As to each person whom a Nominating Person proposes to nominate for election as a director, (A) all information with respect to such proposed nominee that would be required to be set forth in a shareholder’s notice pursuant to Section 3.13(c)(i) of these Bylaws if such proposed nominee were a Nominating Person, (B) all information relating to such proposed nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act and Regulation 14A promulgated by the Commission thereunder (including such proposed nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (C) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among any Nominating Person, on the one hand, and each proposed nominee and such nominee’s respective affiliates and associates, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K of the rules and regulations promulgated by the Commission (“Regulation S-K”) if such Nominating Person were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant, (D) a written statement executed by the nominee acknowledging that as a director of the Corporation, the nominee will owe a fiduciary duty under Texas law
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with respect to the Corporation, (E) the date of first contact between the Nominating Person and the proposed nominee with respect to the Corporation and any proposed nomination(s) of any person(s) (including the proposed nominee) for election as a director of the Corporation, and (F) any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election or re-election of the nominee as a director, or that is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation the nominee’s written consent to being named as a nominee in any proxy statement relating to the applicable meeting of shareholders and to serving as a director if elected or re-elected, as the case may be).
(d)    “Nominating Person” Defined. For purposes of these Bylaws, the term “Nominating Person” shall mean (i) the shareholder providing the notice of the nomination proposed to be made at the meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made, (iii) any affiliate or associate of such shareholder or beneficial owner, (iv) any person who is a member of a “group” (as such term is used in Rule 13d-5 under the Exchange Act) with such shareholder or beneficial owner, and (v) any “participant” (as defined in Instruction 3 to Item 4 of Schedule 14A) with such shareholder or beneficial owner with respect to any proposed nominations.
(e)    Update and Supplement of Shareholder Notice of Nominations. A shareholder providing Timely Notice in proper form of any nomination proposed to be made at an annual meeting or a special meeting must further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 3.13 shall be true and correct and in proper form as of the record date for determining shareholders entitled to vote at such meeting and, if later, as of the date that is ten business days prior to the date of such meeting or any adjournment or postponement thereof, and such update and supplement must be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not later than five business days after the record date for determining shareholders entitled to vote at such meeting (in the case of the update and supplement required to be made as of the record date for determining shareholders entitled to vote at such meeting), and not later than eight business days prior to the date of such meeting, if practicable (or, if not practicable, on the first practicable date prior to the date of such meeting or any adjournment or postponement thereof) (in the case of the update and supplement required to be made as of ten business days prior to the date of such meeting or any adjournment or postponement thereof). Such update and supplement shall (A) be made only to the extent that information has changed in any material respect since the Nominating Person’s prior submission and (B) clearly identify the information that has changed since the Nominating Person’s prior submission. Any information provided pursuant to this Section 3.13(e) shall not be deemed to cure any deficiencies in a notice previously delivered pursuant to this Section 3.13 and shall not extend the time period for the delivery of notice pursuant to this Section 3.13. If a Nominating Person fails to provide any written update or supplement in accordance with this Section 3.13(e), the information as to which such written update or supplement relates may be deemed not to have been provided in accordance with this Section 3.13.
(f)    Compliance with Exchange Act. In addition to the requirements of this Section 3.13 with respect to any nomination proposed to be made at a meeting, each Nominating Person shall also comply with all other applicable requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder with respect to any such nominations. No later than five business days before the applicable meeting of shareholders, the Nominating Person shall provide to the Secretary of the Corporation reasonable evidence, including a written certification, that it (including any others acting in concert with it) has met the requirements of Rule 14a-19 with respect to such nominees.
(g)    Defective Nominations. Notwithstanding anything in these Bylaws to the contrary, no person shall be eligible for election as a director of the Corporation unless nominated in accordance with this Section 3.13 and in compliance with Rule 14a-19. The chair of the meeting shall, if the facts warrant, determine that a nomination was not properly made in accordance with this Section 3.13 and Rule 14a-19, and, if the chair of the meeting so determines, the chair of the meeting shall declare such determination to the meeting and the defective nomination shall be disregarded.
Section 3.14    Application to Stock Other Than Common. The provisions of this Article III shall be applicable to the election of directors by holders of classes and series of stock of the Corporation other than its common stock to the extent the holders of such classes and series are provided the right to elect one or more directors, unless in conflict with the express terms of such classes and series of stock as set forth in their governing instruments, in which case the terms of such governing instruments will be controlling.
ARTICLE IV
COMMITTEES
Section 4.1    Committees of Directors. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors
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as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. In the event a member or members of a committee abstain or are disqualified from a vote, the majority vote of the member or members thereof not abstaining or disqualified from voting, whether or not such member or members constitute a quorum, shall be the act of such committee.
Any such committee, to the extent provided in the resolution of the Board of Directors or in these Bylaws, but subject to the provisions of the TBOC, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; provided, however, that no such committee shall have the power or authority to (i) approve or adopt, or recommend to the shareholders, any action or matter (other than the election or removal of directors) expressly required by the TBOC to be submitted to shareholders for approval or which otherwise may not be delegated to a committee, or (ii) adopt, amend or repeal any bylaw of the Corporation.
In addition to any other provision of the Certificate of Formation or these Bylaws, any director serving on a committee of the Board of Directors may be removed from such committee at any time by the Board of Directors.
Section 4.2    Committee Minutes. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.
Section 4.3    Meetings and Action of Committees. Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:
(i)    Section 3.5 (place of meetings; meetings by telephone);
(ii)    Section 3.6 (regular meetings);
(iii)    Section 3.7 (special meetings; notice);
(iv)    Section 3.8 (quorum; voting);
(v)    Section 3.9 (Board action by written consent without a meeting); and
(vi)    Section 7.4 (waiver of notice)
with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board of Directors and its members. However:
(i)    the time of regular meetings of committees may be determined by resolution of the committee;
(ii)    special meetings of committees may also be called by resolution of the committee; and
(iii)    notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee.
The Board of Directors may adopt rules for the governance of any committee not inconsistent with the provisions of these Bylaws.
Any provision in the Certificate of Formation providing that one or more directors shall have more or less than one vote per director on any matter shall apply to voting in any committee or subcommittee, unless otherwise provided in the Certificate of Formation or these Bylaws.
Section 4.4    Subcommittees. Unless otherwise provided in the Certificate of Formation, these Bylaws or the resolutions of the Board of Directors designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.
ARTICLE V
OFFICERS
Section 5.1    Officers. The officers of the Corporation shall be a President and a Secretary. The Corporation may also have, at the discretion of the Board of Directors, a Chairperson of the Board of Directors, a Chief Executive Officer, a Chief Financial Officer, a Treasurer, one or more Vice Presidents, and one or more assistant officers, and any such other officers as may be appointed in accordance with the provisions of these Bylaws. Any number of offices may be held by the same person.
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Section 5.2    Appointment of Officers. The Board of Directors shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these Bylaws, subject to the rights, if any, of an officer under any contract of employment. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in this Article V for the regular appointment to such office.
Section 5.3    Subordinate Officers. The Board of Directors may appoint, or empower the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President, to appoint, such other officers and agents as the business of the Corporation may require, which may include one or more Vice Presidents (one or more of whom may be designated Executive or Senior Vice Presidents), a Chief Financial Officer, a Treasurer, and one or more assistant officers, and which may also have such descriptive titles as the Board of Directors, the Chief Executive Officer or the President shall deem appropriate. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws, or as the Board of Directors may from time to time determine, or as may be specified in the documents or resolutions so appointing them.
Section 5.4    Removal and Resignation of Officers. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board of Directors at any regular or special meeting of the Board of Directors or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.
Any officer may resign at any time by giving written or electronic notice to the Corporation; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the officer. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.
Section 5.5    Vacancies in Offices. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors or as provided in Section 5.3.
Section 5.6    Representation of Shares of Other Corporations. The Chairperson of the Board, the Chief Executive Officer, the President, any Vice President, the Treasurer, the Secretary or Assistant Secretary of the Corporation, or any other person authorized by the Board of Directors, the Chief Executive Officer, the President or a Vice President, is authorized to vote, represent, and exercise on behalf of the Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.
Section 5.7    Authority and Duties of Officers. All officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated in these Bylaws, or pursuant to these Bylaws, and from time to time by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors.
Section 5.8    Chairperson of the Board. The Chairperson of the Board of Directors shall have the powers and duties customarily and usually associated with the office of the Chairperson of the Board. Unless otherwise provided in these Bylaws, the Chairperson of the Board shall preside at meetings of the shareholders and of the Board of Directors. The Chairperson of the Board may, if so designated by the Board of Directors, be the Chief Executive Officer of the Corporation; in such event the Chairperson of the Board shall have all of the powers and duties granted by these Bylaws to the Chief Executive Officer and from time to time may delegate all, or any, of such powers and duties to the President.
Section 5.9    Chief Executive Officer. The Chief Executive Officer shall have, subject to the supervision, direction and control of the Board of Directors, ultimate authority for decisions relating to the supervision, direction and management of the affairs and the business of the Corporation customarily and usually associated with the position of Chief Executive Officer, including, without limitation, all powers necessary to direct and control the organizational and reporting relationships within the Corporation. If at any time the office of the Chairperson of the Board shall not be filled, or in the event of the temporary absence or disability of the Chairperson of the Board, the Chief Executive Officer shall perform
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the duties and exercise the powers of the Chairperson of the Board unless otherwise determined by the Board of Directors.
Section 5.10    President. The President shall be the chief operating officer of the Corporation, and shall have, subject to the supervision, direction and control of the Board of Directors and the Chief Executive Officer, the general powers and duties of supervision, direction and management of the affairs and business of the Corporation customarily and usually associated with the position of President. The President shall have such powers and perform such duties as may from time to time be assigned to him or her by the Board of Directors, the Chairperson of the Board of Directors, or the Chief Executive Officer. If there is no Chief Executive Officer, or in the event of the absence or disability of the Chief Executive Officer, the President shall perform the duties and exercise the powers of the Chief Executive Officer unless otherwise determined by the Board of Directors.
Section 5.11    Vice Presidents and Assistant Vice Presidents. Each Vice President and Assistant Vice President shall have such powers and perform such duties as may from time to time be assigned to him or her by the Board of Directors, the Chairperson of the Board, the Chief Executive Officer or the President.
Section 5.12    Secretary and Assistant Secretaries.
(a)    The Secretary shall attend meetings of the Board of Directors and meetings of the shareholders and record all votes and minutes of all such proceedings in a book or books kept for such purpose. The Secretary shall have all such further powers and duties as are customarily and usually associated with the position of secretary or as may from time to time be assigned to him or her by the Board of Directors, the Chairperson of the Board, the Chief Executive Officer or the President.
(b)    The Secretary shall keep in safe custody the seal of the Corporation, if any, and shall have authority to affix the same to any instrument requiring it, and when so affixed it may be attested by the Secretary’s signature. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by that officer’s signature. In the absence of a Chief Financial Officer, the Treasurer and all Assistant Treasurers, the Secretary shall perform all the duties and have all the powers of the Treasurer.
(c)    Each Assistant Secretary shall have such powers and perform such duties as may from time to time be assigned to him or her by the Board of Directors, the Chairperson of the Board, the Chief Executive Officer, the President or the Secretary. In the event of the absence, inability or refusal to act of the Secretary, the Assistant Secretary (or if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Secretary.
Section 5.13    Chief Financial Officer; Treasurer and Assistant Treasurers.
(a)    The Chief Financial Officer shall have all such powers and duties as are customarily and usually associated with the position of chief financial officer, or as may from time to time be assigned to him or her by the Board of Directors, the Chairperson of the Board, the Chief Executive Officer or the President. The Chief Financial Officer may, but need not also be, the Treasurer of the Corporation, provided that if a Chief Financial Officer shall have been elected but a Treasurer shall not have been elected, then the Chief Financial Officer shall have the duties and responsibilities of the Treasurer.
(b)    The Treasurer shall have custody of the Corporation’s funds and securities, shall be responsible for maintaining the Corporation’s accounting records and statements, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, and shall deposit or cause to be deposited moneys or other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall also maintain adequate records of all assets, liabilities and transactions of the Corporation and shall assure that adequate audits thereof are currently and regularly made. The Treasurer shall have all such further powers and duties as are customarily and usually associated with the position of treasurer, or as may from time to time be assigned to him or her by the Board of Directors, the Chairperson of the Board, the Chief Executive Officer or the President.
(c)    Each Assistant Treasurer shall have such powers and perform such duties as may from time to time be assigned to him or her by the Board of Directors, the Chief Executive Officer, the President or the Chief Financial Officer. In the event of the absence, inability or refusal to act of the Treasurer, the Assistant Treasurer (or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Treasurer.
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Section 5.14    Salaries. The salaries and other benefits of all officers of the Corporation shall be fixed by the Board of Directors or a committee, except as otherwise directed by the Board.
Section 5.15    Interested Director and Officer Transactions. A contract or transaction between the Corporation and one or more of its directors or officers, between the Corporation and one or more affiliates or associates of a director or officer, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers or one or more affiliates or associates of one or more directors or officers are directors or officers, or have a financial interest (an “Interested Party”), shall be valid and enforceable and not void or voidable solely for this reason, or solely because the Interested Party is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because the vote of such Interested Party is counted for such purpose, if: (i) the material facts as to the Interested Party’s relationship or interest and as to the contract or transaction are disclosed to, or are known by, the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors or committee members, even though the disinterested directors be less than a quorum; or (ii) the material facts as to the Interested Party’s relationship or interest and as to the contract or transaction are disclosed to, or are known by, the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the shareholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee which authorizes the contract or transaction.
ARTICLE VI
STOCK
Section 6.1    Stock Certificates. The shares of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of, the Corporation by the Chairperson of the Board, or the Chief Executive Officer, or the President or a Vice President, and by the Secretary or an assistant secretary, or the Treasurer or an assistant treasurer, of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The Corporation shall not have the power to issue a certificate in bearer form.
Section 6.2    Special Designation on Certificates. If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 3.202 of the TBOC, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this Section 6.2 or Section 3.205 of the TBOC or with respect to this Section 6.2 a statement that the Corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.
Section 6.3    Lost, Stolen or Destroyed Certificates. Except as provided in this Section 6.3, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require
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the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.
Section 6.4    Dividends. The Board of Directors, subject to any restrictions contained in the Certificate of Formation or applicable law, may declare and pay dividends upon the shares of the Corporation’s capital stock. Dividends may be paid in cash, in property, or in shares of the Corporation’s capital stock, subject to the provisions of the Certificate of Formation.
The Board of Directors may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.
Section 6.5    Transfer of Stock. Transfers of record of shares of stock of the Corporation shall be made only upon its books by the holders thereof, in person or by an attorney duly authorized, and, if such stock is certificated, upon the surrender of a certificate or certificates for a like number of shares, properly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer; provided, however, that such succession, assignment or authority to transfer is not prohibited by the Certificate of Formation, these Bylaws, applicable law or contract.
Section 6.6    Stock Transfer Agreements. The Corporation shall have the power to enter into and perform any agreement with any number of shareholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such shareholders in any manner not prohibited by the TBOC.
Section 6.7    Registered Shareholders. The Corporation shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its shareholders giving the names and addresses of all shareholders and the number and class and series, if any, of shares held by each.
Except as otherwise provided by the TBOC, and subject to Chapter 8, Texas Business & Commerce Code, the Corporation may consider the person registered as the owner of a share in the share transfer records of the Corporation at a particular time as the owner of that share at that time for purposes of:
(i)    voting the share;
(ii)    receiving distributions on the share;
(iii)    transferring the share;
(iv)    receiving notice, exercising rights of dissent, exercising or waiving a preemptive right, or giving proxies with respect to that share;
(v)    entering into agreements with respect to that share in accordance with Sections 6.251, 6.252, or 21.210 of the TBOC; or
(vi)    any other shareholder action.
The Corporation shall not be bound to recognize any equitable or other claim to, or interest in, such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Texas.
All other books and records of the Corporation may be kept at such place or places within or without the State of Texas as the Board of Directors may from time to time determine.
ARTICLE VII
MANNER OF GIVING NOTICE AND WAIVER
Section 7.1    Notice of Shareholders’ Meetings. Notice of any meeting of shareholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the shareholder at such shareholder’s address as it appears on the Corporation’s records. An affidavit of the Secretary or an assistant secretary of the Corporation or of the transfer agent or other agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.
Section 7.2    Notice by Electronic Transmission. Without limiting the manner by which notice otherwise may be given effectively to shareholders pursuant to the TBOC, the Certificate of Formation or these Bylaws, any notice to shareholders given by the Corporation under any provision of the TBOC, the Certificate of Formation or these Bylaws shall be effective if given by a form of electronic transmission consented to by the shareholder to whom the notice is
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given. Any such consent shall be revocable by the shareholder by written notice to the Corporation. Any such consent shall be deemed revoked if:
(a)    the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent; and
(b)    such inability becomes known to the Secretary or an assistant secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice.
However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.
Any notice given pursuant to the preceding paragraph shall be deemed given:
(i)    if by facsimile telecommunication, when transmitted to a number at which the shareholder has consented to receive notice;
(ii)    if by electronic mail, when transmitted to an electronic mail address at which the shareholder has consented to receive notice;
(iii)    if by a posting on an electronic network together with separate notice to the shareholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and
(iv)    if by any other form of electronic transmission, when communicated to the shareholder.
An affidavit of the Secretary or an assistant secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.
An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.
Section 7.3    Notice to Shareholders Sharing an Address. To the extent permitted under the TBOC, without limiting the manner by which notice otherwise may be given effectively to shareholders, any notice to shareholders given by the Corporation under the provisions of the TBOC, the Certificate of Formation or these Bylaws shall be effective if given by a single written notice to shareholders who share an address if consented to by the shareholders at that address to whom such notice is given. Any such consent shall be revocable by the shareholder by written notice to the Corporation. Any shareholder who fails to object in writing to the Corporation, within 60 days of having been given written notice by the Corporation of its intention to send the single notice, shall be deemed to have consented to receiving such single written notice.
Section 7.4    Waiver of Notice. Whenever notice is required to be given to shareholders, directors or other persons under any provision of the TBOC, the Certificate of Formation or these Bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person participates in or attends a meeting solely to object to the transaction of business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the shareholders or the Board of Directors, as the case may be, need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Formation or these Bylaws.
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Annex G – Texas Bylaws
ARTICLE VIII
INDEMNIFICATION
Section 8.1    Indemnification of Directors and Officers in Third Party Proceedings. Subject to the other provisions of this Article VIII, the Corporation shall indemnify, to the fullest extent permitted by the TBOC, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director of the Corporation or an officer of the Corporation, or while serving as a director or officer of the Corporation is or was serving at the request of the Corporation as a director, officer, employee, agent or other representative (as defined in the TBOC) of another corporation or of a partnership, limited liability company, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding if (a) with respect to conduct in the person’s official capacity with the Corporation, such person acted in good faith and in a manner such person reasonably believed to be in the best interests of the Corporation, (b) with respect to all other conduct, such person acted in good faith and in a manner such person reasonably believed was not opposed to the best interests of the Corporation and (c) with respect to any criminal Proceeding, such person had no reasonable cause to believe such person’s conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal Proceeding, had reasonable cause to believe that such person’s conduct was unlawful. Any indemnification under this Section 8.1 shall be made only after a determination that indemnification is permissible under the TBOC, which determination shall be made in the manner required by the TBOC.
Section 8.2    Indemnification of Directors and Officers in Actions by or in the Right of the Corporation. Subject to the other provisions of this Article VIII, the Corporation shall indemnify, to the fullest extent permitted by the TBOC, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or while serving as a director or officer of the Corporation is or was serving at the request of the Corporation as a director, officer, employee, agent or other representative (as defined in the TBOC) of another corporation or of a partnership, limited liability company, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if (a) with respect to conduct in the person’s official capacity with the Corporation, such person acted in good faith and in a manner such person reasonably believed to be in the best interests of the Corporation and (b) with respect to all other conduct, such person acted in good faith and in a manner such person reasonably believed was not opposed to the best interests of the Corporation; provided, however, that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation, except to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. Any indemnification under this Section 8.2 shall be made only after a determination that indemnification is permissible under the TBOC, which determination shall be made in the manner required by the TBOC.
Section 8.3    Successful Defense. To the extent that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described in Section 8.1 or Section 8.2, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.
Section 8.4    Indemnification of Others. Subject to the other provisions of this Article VIII, the Corporation shall have power to indemnify its employees and its agents to the extent not prohibited by the TBOC or other applicable law. The Board of Directors shall have the power to delegate the determination of whether employees or agents shall be indemnified to such person or persons as the Board of Directors determines.
Section 8.5    Advanced Payment of Expenses. Expenses (including attorneys’ fees) incurred by an officer or director of the Corporation in defending any Proceeding shall be paid by the Corporation in advance of the final disposition of such Proceeding upon receipt of a written request therefor (together with documentation reasonably evidencing such expenses), which written request shall include (a) a written affirmation by the person of the person’s good faith belief that the person has met the standard of conduct for indemnification under this Article VIII and the TBOC, (b) a written
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undertaking by or on behalf of the person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified under this Article VIII or the TBOC, or that indemnification is prohibited under the TBOC, and (c) any other documentation as may be required by the TBOC or these Bylaws. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the Corporation deems reasonably appropriate and shall be subject to the Corporation’s expense guidelines. The right to advancement of expenses shall not apply to any claim for which indemnity is excluded pursuant to these Bylaws or the TBOC but shall apply to any Proceeding referenced in Section 8.6(ii) or 8.6(iii) prior to a determination that the person is not entitled to be indemnified by the Corporation.
Section 8.6    Limitation on Indemnification. Subject to the requirements in Section 8.3 and the TBOC, the Corporation shall not be obligated to indemnify any person pursuant to this Article VIII in connection with any Proceeding (or any part of any Proceeding):
(i)    for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;
(ii)    for an accounting or disgorgement of profits pursuant to Section 16(b) of the Exchange Act, or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);
(iii)     for any reimbursement of the Corporation by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the Corporation, as required in each case under the Exchange Act (including any such reimbursements that arise from an accounting restatement of the Corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the Corporation of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);
(iv)    initiated by such person against the Corporation or its directors, officers, employees, agents or other indemnitees, unless (a) the Board of Directors authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (b) the Corporation provides the indemnification, in its sole discretion, pursuant to the powers vested in the Corporation under applicable law, (c) otherwise required to be made under Section 8.7 or (d) otherwise required by applicable law; or
(v)    if prohibited by applicable law; provided, however, that if any provision or provisions of this Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (1) the validity, legality and enforceability of the remaining provisions of this Article VIII (including, without limitation, each portion of any paragraph or clause containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (2) to the fullest extent possible, the provisions of this Article VIII (including, without limitation, each such portion of any paragraph or clause containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.
Section 8.7    Determination; Claim. If a claim for indemnification or advancement of expenses under this Article VIII is not paid in full within 90 days after receipt by the Corporation of the written request therefor, the claimant shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses. The Corporation shall indemnify such person against any and all expenses that are incurred by such person in connection with any action for indemnification or advancement of expenses from the Corporation under this Article VIII, to the extent such person is successful in such action, and to the extent not prohibited by law. In any such suit, the Corporation shall, to the fullest extent not prohibited by law, have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses.
Section 8.8    Non-Exclusivity of Rights. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Formation or any statute, bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the TBOC or other applicable law.
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Section 8.9    Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of the TBOC.
Section 8.10    Survival. The rights to indemnification and advancement of expenses conferred by this Article VIII shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.
Section 8.11    Effect of Repeal or Modification. Any amendment, alteration or repeal of this Article VIII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to such amendment, alteration or repeal.
Section 8.12    Certain Definitions. For purposes of this Article VIII, references to the “corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article VIII, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article VIII.
ARTICLE IX
GENERAL MATTERS
Section 9.1    Execution of Corporate Contracts and Instruments. Except as otherwise provided by law, the Certificate of Formation or these Bylaws, the Board of Directors may authorize any officer or officers, or agent or agents, to enter into any contract or execute any document or instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.
The Chairperson of the Board, the Chief Executive Officer and the President (and such other officers as are authorized thereunto by resolution of the Board of Directors) may execute in the name of the Corporation bonds, notes, debentures and other evidences of indebtedness, stock certificates, deeds, mortgages, deeds of trust, indentures, contracts, leases, agreements and other instruments, requiring a seal under the seal of the Corporation, and may execute such documents where not requiring a seal, except where such documents are required by law to be otherwise signed and executed, and except where the signing and execution thereof shall be exclusively delegated to some other officer or agent of the Corporation. The Chief Executive Officer may delegate to subordinate officers of the Corporation the authority to execute, in the name of the Corporation, bonds, notes, debentures and other evidences of indebtedness, stock certificates, deeds, mortgages, deeds of trust, indentures, contracts, leases, agreements and other instruments, requiring a seal under the seal of the Corporation, and to execute such documents where not requiring a seal, except where the signing and execution thereof shall be exclusively delegated to some other officer or agent of the Corporation.
Section 9.2    Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors and may be changed by the Board of Directors.
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Section 9.3    SEAL. The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board of Directors. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.
Section 9.4    Construction; Definitions. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the TBOC shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both an entity and a natural person.
Section 9.5    Severability. If any provision of these Bylaws is held to be invalid, illegal or unenforceable for any reason whatsoever, or to be in conflict with any provision of the Certificate of Formation:
(i)    the validity, legality and enforceability of the remaining provisions of these Bylaws (including, without limitation, each portion of any paragraph of these Bylaws containing any such provision held to be invalid, illegal or unenforceable, or to be in conflict with any provision of the Certificate of Formation, that is not itself held to be invalid, illegal or unenforceable, or to be in conflict with any provision of the Certificate of Formation) will not in any way be affected or impaired thereby; and
(ii)    to the fullest extent possible, the provisions of these Bylaws (including, without limitation, each such portion of any paragraph of these Bylaws containing any such provision held to be invalid, illegal or unenforceable, or to be in conflict with any provision of the Certificate of Formation) will be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable, or to be in conflict with any provision of the Certificate of Formation.

ARTICLE X
AMENDMENTS
The Board of Directors shall have the power to adopt, alter, amend or repeal these Bylaws, or adopt new bylaws, by the affirmative vote of a majority of the whole Board of Directors at any regular meeting of the Board or at any special meeting of the Board, provided notice of the proposed alteration, amendment or repeal or the adoption of new bylaws is set forth in the notice of such meeting; provided, however, that a bylaw amendment adopted by shareholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the Board of Directors.
These Bylaws may be altered, amended or repealed, or new bylaws may be adopted, at any annual meeting of the shareholders or at any special meeting of the shareholders at which a quorum is present or represented, by the affirmative vote of the holders of a majority of the shares entitled to vote at such meeting and present or represented thereat, provided notice of the proposed alteration, amendment or repeal, or the adoption of new bylaws, is set forth in the notice of such meeting. Any proposal by a shareholder to adopt, amend or repeal the Bylaws of the Corporation must be made in accordance with, and must comply with, the provisions of these Bylaws governing business to be brought before a meeting of shareholders.

As in effect pursuant to the plan of conversion
adopted on [●], 2026

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Annex H – Delaware Charter
ANNEX H

Conformed to reflect the
Original Certificate of
Incorporation and all
Amendments currently
in effect

CERTIFICATE OF INCORPORATION
OF
TEXAS CAPITAL BANCSHARES, INC.

ARTICLE I
The name of the Corporation is Texas Capital Bancshares, Inc.
ARTICLE II
The name of the Corporation's registered agent and the address of its registered office in the State of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.
ARTICLE III
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.
ARTICLE IV
The total number of shares of capital stock which the Corporation shall have the authority to issue is one hundred million (100,000,000) shares of Common Stock, $.01 par value and ten million (10,000,000) shares of Preferred Stock, $.01 par value. Unless specifically provided otherwise herein, the holders of Common Stock shall be entitled to one vote for each share held in any stockholder vote in which any of such holders is entitled to participate. The board of directors may determine the powers, designations, dividend rate, if any, preferences and relative, participating, optional or other special rights, including voting rights, and the qualifications, limitations or restrictions thereof, of each class of capital stock and of each series within any such class and may increase or decrease the number of shares within each such class or series; provided, however, that the board of directors may not decrease the number of shares within a class or series to less than the number of shares within such class or series that are then issued and may not increase the number of shares within a series above the total number of authorized shares of the applicable class for which the powers, designations, preferences and rights have not otherwise been set forth herein. Attached hereto as Exhibit “A” and incorporated herein by reference is a statement of the rights, preferences, privileges, restrictions and other terms in respect of the first series of Common Stock, designated as Series A-l Nonvoting Common Stock.1
ARTICLE V
In furtherance and not limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to alter, amend or repeal the bylaws of the Corporation or to adopt new bylaws.
ARTICLE VI
The incorporator is Albert R. Fox, Jr., whose mailing address is 1717 Main Street, Suite 2800, Dallas, Texas 75201.
1 Note: On February 20, 2026, the Corporation filed a Certificate eliminating the certificate of rights and preferences relating to the Series A-1 Nonvoting Common Stock.
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Annex H – Delaware Charter
ARTICLE VII
The number of directors constituting the initial Board of Directors is one (1), and the name and address of the person who is to serve as director until the first annual meeting of the stockholders or until their respective successors are elected and qualified are:
NAME ADDRESS
David L. Cargill 4230 LBJ Freeway, Suite 500
Dallas, Texas 75244
ARTICLE VIII
A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended after the filing of this Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.
Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.
ARTICLE IX
A. Right To Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including, without limitation, attorneys' fees, judgments, fines, excise taxes or penalties and amounts paid or to be paid in settlement) incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue with respect to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee's heirs, executors and administrators; provided; however, that, except as provided in paragraph (B) hereof with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding initiated by such indemnitee only if such proceeding was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Article IX shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provide, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Article or otherwise.
B. Right Of Indemnitee To Bring Suit. If a claim under paragraph (A) of this Article is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation (except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days), the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, the indemnitee shall also be entitled to be paid the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit by the
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Annex H – Delaware Charter
Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled under this Article or otherwise to be indemnified, or to such advancement of expenses, shall be on the Corporation.
C. Non-exclusivity Of Rights. The rights to indemnification and to the advancement of expenses conferred in this Article IX shall not be exclusive of any other right which any person may have or hereafter acquire under this Certificate of Incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.
D. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any indemnitee against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.
E. Indemnity Of Employee And Agents Of The Corporation. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article IX or as otherwise permitted under the Delaware General Corporation Law with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.
ARTICLE X
No stockholder of the Corporation shall by reason of his holding shares of any class of its capital stock have any preemptive or preferential right to purchase or subscribe for any shares of any class of the Corporation, now or hereafter to be authorized, or any notes, debentures, bonds or other securities convertible into or carrying warrants, rights or options to purchase shares of any class or any other security, now or hereafter to be authorized, whether or not the issuance of any such shares or such notes, debentures, bonds or other securities would adversely affect the dividend, voting or any other rights of such stockholder; and the Board of Directors may issue shares of any class of the Corporation, or any notes, debentures, bonds or other securities convertible into or carrying warrants, rights or options to purchase shares of any class, without offering any such shares of any class, either in whole or in part, to the existing holders of any class of stock of the Corporation.
ARTICLE XI
Cumulative voting for the election of Directors shall not be permitted.
IN WITNESS WHEREOF, the undersigned incorporator of the Corporation hereby certifies that the facts herein stated are true, and accordingly has signed this instrument this 20th day of November, 1996.

/S/ ALBERT R. FOX, JR

Albert R. Fox, Jr.
Incorporator

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Annex H – Delaware Charter

Exhibit A

CERTIFICATE OF DESIGNATIONS

OF

5.75% FIXED RATE NON-CUMULATIVE
PERPETUAL PREFERRED STOCK, SERIES B

OF
TEXAS CAPITAL BANCSHARES, INC.
TEXAS CAPITAL BANCSHARES, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), in accordance with the provisions of Sections 141 and 151 thereof, does hereby certify:
At a meeting of the Board of Directors (the “Board”) of the Corporation duly convened and held on February 8, 2021, the Board duly adopted resolutions (the “Authorizing Resolutions”) (a) authorizing the issuance and sale by the Corporation of one or more series of the Corporation’s authorized and unissued preferred stock (“Preferred Stock”), and (b) authorizing the Pricing Committee of the Board (the “Pricing Committee”) to act in the name and on behalf of the Board in approving the terms and conditions, and authorizing the execution, delivery and filing of any certificate of designations relating to an issuance, of the Preferred Stock contemplated hereby, designated as “5.75% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series B,” and, subject to the parameters established by the Board in the Authorizing Resolutions, fixing the designations, powers, preferences, rights, privileges, qualifications, limitations, restrictions, terms and conditions of such series of Preferred Stock.
Thereafter, at a meeting duly called and held on February 24, 2021, and in accordance with the Authorizing Resolutions, and the Certificate of Incorporation and the Amended and Restated By-Laws of the Corporation, the Pricing Committee duly adopted the following resolution creating a series of 345,000 shares of Preferred Stock of the Corporation designated as “5.75% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series B”:
RESOLVED, that pursuant to the Authorizing Resolutions, the General Corporation Law of the State of Delaware, and the Certificate of Incorporation and the Amended and Restated By-Laws of the Corporation, the Pricing Committee hereby establishes a series of Preferred Stock, par value $0.01 per share, of the Corporation and fixes and determines the rights, preferences, privileges and restrictions thereof, including dividend rights, dividend rates, conversion rights, voting rights, terms of redemption, redemption prices and liquidation preference thereof as follows:
Section 1. Designation. There is hereby created out of the authorized and unissued shares of Preferred Stock a series of Preferred Stock designated as the “5.75% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series B” (hereinafter called “Series B Preferred Stock”). Each share of Series B Preferred Stock shall be identical in all respects to every other share of Series B Preferred Stock, except that shares of Series B Preferred Stock issued in connection with the exercise by the underwriters of their option to purchase additional depositary shares on or before March 26, 2021, will be entitled to dividends, if any, from March 3, 2021 (the “Original Issue Date”).
Section 2. Number of Authorized Shares. The number of authorized shares of Series B Preferred Stock shall initially be 345,000 shares. Such number may from time to time be increased (but not in excess of the total number of authorized shares of Preferred Stock, less all shares of any other series of Preferred Stock authorized at the time of such increase) or decreased (but not below the number of shares of Series B Preferred Stock then outstanding), without the vote or consent of the holders of the Series B Preferred Stock by the Board. Shares of outstanding Series B Preferred Stock that are redeemed, purchased or otherwise acquired by the Corporation shall be cancelled and shall revert to authorized but unissued shares of Preferred Stock undesignated as to series. The Corporation shall have the authority to issue fractional shares of Series B Preferred Stock. Additional shares of Series B Preferred Stock may be issued from time to time without notice to or the consent of holders of the Series B Preferred Stock, provided that such additional shares of Series B Preferred Stock issued after the Original Issue Date will only be issued if they are fungible with the original shares for United States federal income tax purposes. Any such additional shares of Series B Preferred Stock will form a single series with the Series B Preferred Stock issued on the Original Issue Date.
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Annex H – Delaware Charter
Section 3. Definitions. The following terms are used in this Certificate of Designations as defined below:
(a) “Appropriate Federal Banking Agency” means the “appropriate federal banking agency” with respect to the Corporation as defined in Section 3(q) of the Federal Deposit Insurance Act (12 U.S.C. § 1813(q)), or any successor provision.
(b) “Board” has the meaning set forth in the Preamble.
(c) “Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday in New York, New York nor a day on which banking institutions are authorized or required by law or regulation to close in New York, New York or Dallas, Texas.
(d) “Certificate of Designations” means this Certificate of Designations relating to the Series B Preferred Stock, as it may be amended or supplemented from time to time.
(e) “Certificate of Incorporation” means the Certificate of Incorporation of the Corporation, as it may be amended from time to time, and shall include this Certificate of Designations.
(f) “Common Stock” means the common stock, par value $0.01 per share, of the Corporation.
(g) “Corporation” has the meaning set forth in the Preamble.
(h) “Dividend Parity Stock” means any class or series of stock of the Corporation that ranks on a parity with the Series B Preferred Stock in the payment of current dividends, including the Series A Preferred Stock.
(i) “Dividend Payment Date” has the meaning set forth in Section 4(a).
(j) “Dividend Period” means each period from and including a Dividend Payment Date (except that the initial Dividend Period shall commence on and include the Original Issue Date) and continuing to but not including the next succeeding Dividend Payment Date.
(k) “DTC” means The Depository Trust Company.
(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(m) “Junior Stock” means any class or series of stock of the Corporation (including the Common Stock) that ranks junior to the Series B Preferred Stock in the payment of dividends or in the distribution of assets upon liquidation, dissolution or winding up of the Corporation.
(n) “Liquidation Preference” has the meaning set forth in Section 5.
(o) “Liquidation Preference Parity Stock” means any class or series of stock of the Corporation that ranks on a parity with the Series B Preferred Stock in the distribution of assets on liquidation, dissolution or winding up of the Corporation, including the Series A Preferred Stock.
(p) “Nonpayment Event” has the meaning set forth in Section 7(b).
(q) “Original Issue Date” has the meaning set forth in Section 2.
(r) “Parity Stock” means any class or series of stock of the Corporation that ranks on a parity with the Series B Preferred Stock in the payment of dividends and in the distribution of assets on any liquidation, dissolution or winding up of the Corporation, including the Series A Preferred Stock.
(s) “Preferred Stock” has the meaning set forth in the Preamble.
(t) “Preferred Stock Directors” has the meaning set forth in Section 7(b).
(u) “Regulatory Capital Treatment Event” means the good faith determination by the Corporation that, as a result of (i) any amendment to, or change in, the laws, rules or regulations of the United States (including, for the avoidance of doubt, any agency or instrumentality of the United States, including the Board of Governors of the Federal Reserve System and other federal bank regulatory agencies) or any political subdivision of or in the United States that is enacted or becomes effective after the initial issuance of any share of the Series B Preferred Stock, (ii) any proposed change in those laws, rules or regulations that is announced or becomes effective after the initial issuance of any share of the Series B Preferred Stock, or (iii) any official administrative decision or judicial decision or administrative action or other official pronouncement interpreting or applying those laws, rules or regulations or policies with respect thereto that is announced after the initial issuance of any share of the Series B Preferred Stock, there is more than an insubstantial
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Annex H – Delaware Charter
risk that the Corporation will not be entitled to treat the full Stated Amount of $1,000 per share of the Series B Preferred Stock then outstanding as “Tier 1 capital” (or its equivalent) for purposes of the capital adequacy rules of the Board of Governors of the Federal Reserve System (or, as and if applicable, the capital adequacy rules or regulations of any successor Appropriate Federal Banking Agency) as then in effect and applicable, for so long as any share of the Series B Preferred Stock is outstanding.
(v) “Series A Preferred Stock” means the Corporation’s 6.50% Non-Cumulative Perpetual Preferred Stock, Series A.
(w) “Series B Preferred Stock” has the meaning set forth in Section 1.
(x) “Stated Amount” means, in respect of the Series B Preferred Stock, $1,000 per share, and, in respect of any other series of capital stock, the stated amount per share specified in the Certificate of Incorporation or applicable certificate of designations (including, in the case of any series that does not use the words “stated amount,” the specified amount of any preference upon liquidation, dissolution or winding up, without regard to any unpaid dividends that may also be included in the liquidation preference with respect to such shares.
(y) “Transfer Agent” means the transfer agent with respect to the Series B Preferred Stock, which jointly shall be Computershare Inc. and Computershare Trust Company, N.A. as of the Original Issue Date, and its successor, including any successor transfer agent appointed by the Corporation.
(z) “Voting Preferred Stock” means any other class or series of Preferred Stock ranking equally with the Series B Preferred Stock as to dividends (whether cumulative or non-cumulative) and the distribution of assets upon liquidation, dissolution or winding up of the Corporation and upon which like voting rights have been conferred and are exercisable, including the Series A Preferred Stock. Whether a plurality, majority or other portion of the Series B Preferred Stock and any other Voting Preferred Stock have been voted in favor of any matter shall be determined by reference to the Stated Amounts of the shares voted.
Section 4. Dividends.
(a) Rate. Holders of Series B Preferred Stock will be entitled to receive, when, as and if declared by the Board or a duly authorized committee of the Board, only out of funds legally available for the payment of dividends, non-cumulative cash dividends payable on the Stated Amount at a rate of 5.75% per annum, and no more, payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, beginning on June 15, 2021, with respect to the dividend period (or portion thereof) ending on the day preceding such respective Dividend Payment Date. Holders of Series B Preferred Stock issued after the Original Issue Date will be entitled to dividends that are declared on or after the date such shares are issued, provided that any shares of Series B Preferred Stock issued in connection with the exercise by the underwriters of their option to purchase additional depositary shares on or before March 26, 2021, will be entitled to dividends, if any, from the Original Issue Date.
Each date on which dividends are payable pursuant to the foregoing is a “Dividend Payment Date”. Dividends will be payable to holders of record of Series B Preferred Stock as they appear on the Corporation’s stock register on the applicable record date, which shall be the 15th calendar day before the applicable Dividend Payment Date, or such other record date, not exceeding 60 days nor less than 10 days before the applicable Dividend Payment Date, as shall be fixed by the Board or a duly authorized committee of the Board in advance of payment of each particular dividend. The Corporation shall not pay interest or any sum of money instead of interest on any dividend, or in lieu of dividends not declared.
(b) Business Day Convention. If a Dividend Payment Date is not a Business Day, then the applicable dividend will be paid on the next business day without any adjustment to, or interest on, the amount of dividends paid.
(c) Dividend Computation. Dividends payable on the Series B Preferred Stock will be calculated for each Dividend Period (or portion thereof) on the basis of a 360-day year consisting of twelve 30-day months. Dollar amounts resulting from such calculation will be rounded to the nearest cent, with one-half cent being rounded upward.
(d) Dividends Non-cumulative. Dividends on the Series B Preferred Stock shall not be cumulative or mandatory. If the Board or a duly authorized committee of the Board does not declare a dividend on the Series B Preferred Stock in respect of a Dividend Period, then no dividend shall be deemed to be payable for such Dividend Period, or be cumulative, and the Corporation will have no obligation to pay any dividend for that Dividend Period, whether or not the Board or a duly authorized committee of the Board declares a dividend on the Series B Preferred Stock, any other series of Preferred Stock or on the Common Stock for any future Dividend Period. Holders of the Series
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Annex H – Delaware Charter
B Preferred Stock shall not be entitled to any dividends, whether payable in cash, securities or other property, other than dividends (if any) declared and payable on the Series B Preferred Stock as specified in this Section 4 (subject to the other provisions of this Certificate of Designations).
(e) Priority of Dividends and Redemption and Repurchase of Junior Stock and Parity Stock. So long as any share of Series B Preferred Stock remains outstanding, unless dividends on all outstanding shares of Series B Preferred Stock for the most recently completed Dividend Period have been paid in full or declared and a sum sufficient for the payment thereof has been set aside for payment:
(i) no dividend shall be declared or paid or set aside for payment and no distribution shall be declared or made or set aside for payment on any Junior Stock (other than (A) a dividend payable solely in Junior Stock or (B) any dividend in connection with the implementation of a stockholders’ rights plan, or the redemption or repurchase of any rights under any such plan);
(ii) no monies may be paid or made available for a sinking fund for the redemption or retirement of any Junior Stock nor shall any shares of Junior Stock be repurchased, redeemed or otherwise acquired for consideration by the Corporation, directly or indirectly, during a Dividend Period (other than (A) as a result of a reclassification of Junior Stock for or into other Junior Stock, (B) the exchange or conversion of one share of Junior Stock for or into another share of Junior Stock, (C) through the use of the proceeds of a substantially contemporaneous sale of other shares of Junior Stock, (D) purchases, redemptions or other acquisitions of shares of the Junior Stock in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers, directors or consultants, (E) purchases of shares of Junior Stock pursuant to a contractually binding requirement to buy Junior Stock existing prior to or during the most recently completed preceding Dividend Period, including under a contractually binding stock repurchase plan, (F) the purchase of fractional interests in shares of Junior Stock pursuant to the conversion or exchange provisions of such stock or the security being converted or exchanged, or (G) the acquisition by the Corporation or any of its subsidiaries of record ownership in Junior Stock for the beneficial ownership of any other persons (other than for the beneficial ownership by the Corporation or any of its subsidiaries), including as trustees or custodians), nor shall any monies be paid to or made available for a sinking fund for the redemption of any such securities by the Corporation; and
(iii) no monies may be paid or made available for a sinking fund for the redemption or retirement of any Parity Stock nor shall any shares of Parity Stock, if any, be repurchased, redeemed or otherwise acquired for consideration by the Corporation, directly or indirectly, during a Dividend Period (other than (A) any purchase or other acquisition of shares of Series B Preferred Stock and Parity Stock in accordance with a purchase offer made in writing or by publication (as determined by the Board, or a duly authorized committee of the Board), to all holders of such shares on such terms as the Board (or a duly authorized committee of the Board), after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes, (B) as a result of a reclassification of Parity Stock for or into other Parity Stock, (C) the exchange or conversion of Parity Stock for or into other Parity Stock or Junior Stock, (D) through the use of the proceeds of a substantially contemporaneous sale of other shares of Parity Stock, (E) purchases of shares of Parity Stock pursuant to a contractually binding requirement to buy Parity Stock existing prior to or during the preceding Dividend Period, including under a contractually binding stock repurchase plan, (F) the purchase of fractional interests in shares of Parity Stock pursuant to the conversion or exchange provisions of such stock or the security being converted or exchanged, or (G) the acquisition by the Corporation or any of its subsidiaries of record ownership in Parity Stock for the beneficial ownership of any other persons (other than for the beneficial ownership by the Corporation or any of its subsidiaries), including as trustees or custodians).
If the Board (or a duly authorized committee of the Board) elects to declare only partial instead of full dividends for a dividend payment date and the related dividend period (which terms include, in the case of the Series B Preferred Stock, the Dividend Payment Dates and Dividend Periods provided for herein) on the shares of Series B Preferred Stock or any Dividend Parity Stock, then, to the extent permitted by the terms of the Series B Preferred Stock and each outstanding series of Dividend Parity Stock, such partial dividends shall be declared on shares of Series B Preferred Stock and Dividend Parity Stock, and dividends so declared shall be paid, as to any such dividend payment date and related dividend period, in amounts such that the ratio of the partial dividends declared and paid on each such series to full dividends on each such series is the same. As used in this paragraph, “full dividends” means, as to any Dividend Parity Stock that bears dividends on a cumulative basis, the amount of dividends that would need to be declared and paid
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Annex H – Delaware Charter
to bring such Dividend Parity Stock current in dividends, including undeclared dividends for past dividend periods. To the extent a dividend period with respect to the Series B Preferred Stock or any series of Dividend Parity Stock (in either case, the “first series”) coincides with more than one dividend period with respect to another series as applicable (in either case, a “second series”), then, for purposes of this paragraph, the Board (or a duly authorized committee of the Board) may, to the extent permitted by the terms of each affected series, treat such dividend period for the first series as two or more consecutive dividend periods, none of which coincides with more than one dividend period with respect to the second series, or may treat such dividend period(s) with respect to any Dividend Parity Stock and Dividend Period(s) with respect to the Series B Preferred Stock for purposes of this paragraph in any other manner that it deems to be fair and equitable in order to achieve ratable payments of dividends on such Dividend Parity Stock and the Series B Preferred Stock.
Subject to the foregoing, and not otherwise, such dividends (payable in cash, stock or otherwise) as may be determined by the Board (or a duly authorized committee of the Board) may be declared and paid on any Common Stock or other Junior Stock from time to time out of any assets legally available for such payment, and the holders of Series B Preferred Stock shall not be entitled to participate in any such dividend.
Section 5. Liquidation Rights.
(a) Voluntary or Involuntary Liquidation. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any distribution or payment out of the assets of the Corporation may be made to or set aside for the holders of any Junior Stock, holders of Series B Preferred Stock will be entitled to receive out of the assets of the Corporation legally available for distribution to its stockholders an amount equal to the Stated Amount per share, together with any declared and unpaid dividends, without regard to any undeclared dividends, to but excluding the date of such payment (the “Liquidation Preference”). Holders of the Series B Preferred Stock will not be entitled to any other amounts from us after they have received their full liquidating distribution.
(b) Partial Payment. If the assets of the Corporation are not sufficient to pay the Liquidation Preference in full to all holders of Series B Preferred Stock and all holders of any Liquidation Preference Parity Stock, the amounts paid to the holders of Series B Preferred Stock and to the holders of all Liquidation Preference Parity Stock shall be pro rata in accordance with the respective aggregate Liquidation Preferences of Series B Preferred Stock and all such Liquidation Preference Parity Stock. In any such distribution, the “Liquidation Preference” of any holder of stock of the Corporation other than the Series B Preferred Stock means the amount otherwise payable to such holder in such distribution (assuming no limitation on the assets of the Corporation available for such distribution), including an amount equal to any declared but unpaid dividends in the case of any holder of stock on which dividends accrue on a non-cumulative basis and, in the case of any holder of stock on which dividends accrue on a cumulative basis, an amount equal to any unpaid, accrued, cumulative dividends, whether or not earned or declared, as applicable.
(c) Residual Distributions. If the Liquidation Preference has been paid in full to all holders of Series B Preferred Stock and all holders of any Liquidation Preference Parity Stock, the holders of Junior Stock will be entitled to receive all remaining assets of the Corporation according to their respective rights and preferences.
(d) Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 5, the merger, consolidation or other business combination of the Corporation with or into any other entity, including a transaction in which the holders of Series B Preferred Stock receive cash, securities or property for their shares, or the sale, lease, conveyance, transfer or exchange of all or substantially all of the assets of the Corporation for cash, securities or other property, shall not constitute a liquidation, dissolution or winding up of the Corporation.
Section 6. Redemption.
(a) Optional Redemption.
(i) The Series B Preferred Stock is perpetual and has no maturity date. The Corporation may redeem the Series B Preferred Stock at its option, in whole or in part, from time to time, on any Dividend Payment Date on or after June 15, 2026, at a redemption price equal to the Stated Amount, together (except as otherwise provided herein) with any declared and unpaid dividends, without regard to any undeclared dividends, to but excluding the redemption date. Notwithstanding the foregoing, the Corporation may not redeem shares of the Series B Preferred Stock without having received the prior approval of the Appropriate Federal Banking Agency.
(ii) The Corporation may redeem shares of the Series B Preferred Stock at any time within 90 days following a Regulatory Capital Treatment Event, in whole but not in part, at a redemption price equal to the
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Annex H – Delaware Charter
Stated Amount, together (except as otherwise provided herein) with any declared and unpaid dividends, without regard to any undeclared dividends, to but excluding the redemption date. Notwithstanding the foregoing, the Corporation may not redeem shares of the Series B Preferred Stock without having received the prior approval of the Appropriate Federal Banking Agency, if the Series B Preferred Stock is capital for bank regulatory purposes or such approval is otherwise required.
(iii) The redemption price for any shares of Series B Preferred Stock shall be payable on the redemption date to the holder of such shares against surrender of the certificate(s) evidencing such shares to the Corporation or its agent, if the shares of Series B Preferred Stock are issued in certificated form. Any declared but unpaid dividends payable on a redemption date that occurs subsequent to the applicable record date for a Dividend Period shall not be paid to the holder entitled to receive the redemption price on the redemption date, but rather shall be paid to the holder of record of the redeemed shares on such record date relating to the applicable Dividend Payment Date as provided in Section 4 above.
(b) No Sinking Fund. The Series B Preferred Stock will not be subject to any mandatory redemption, sinking fund or other similar provisions. Holders of Series B Preferred Stock will have no right to require redemption or repurchase of any shares of Series B Preferred Stock.
(c) Notice of Redemption. Notice of every redemption of shares of Series B Preferred Stock shall be given by first class mail, postage prepaid, addressed to the holders of record of the shares to be redeemed at their respective last addresses appearing on the books of the Corporation, mailed not less than 30 days nor more than 60 days prior to the date fixed for redemption thereof (provided that, if shares of the Series B Preferred Stock are held in book-entry form through DTC or any other similar facility, we may give such notice at such time and in any manner permitted by such facility). Any notice mailed as provided in this Subsection shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, but failure duly to give such notice by mail, or any defect in such notice or in the mailing thereof, to any holder of shares of Series B Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series B Preferred Stock. Each notice of redemption will include a statement setting forth: (1) the redemption date; (2) the number of shares of Series B Preferred Stock to be redeemed and, if less than all the shares held by the holder are to be redeemed, the number of such shares of Series B Preferred Stock to be redeemed from such holder; (3) the redemption price; (4) the place or places where the certificates evidencing shares of Series B Preferred Stock are to be surrendered for payment of the redemption price; and (5) that dividends on such shares will cease to accrue on the redemption date.
(d) Partial Redemption. In case of any redemption of only part of the shares of the Series B Preferred Stock at the time outstanding, the shares to be redeemed shall be selected pro rata from the holders of record of the Series B Preferred Stock or by lot. Subject to the provisions hereof (or, if the Preferred Stock is issued or held in book-entry form through DTC or another facility, in accordance with the procedures of such facility), the Board, or a duly authorized committee of the Board, shall have full power and authority to prescribe the terms and conditions upon which shares of Series B Preferred Stock shall be redeemed from time to time. If the Corporation shall have issued certificates for the Series B Preferred Stock and fewer than all shares represented by any certificates are redeemed, new certificates shall be issued representing the unredeemed shares without charge to the holders thereof.
(e) Effectiveness of Redemption. If notice of redemption of any shares of Series B Preferred Stock has been duly given and if on or before the redemption date specified in the notice all funds necessary for such redemption have been irrevocably set aside by the Corporation, separate and apart from its other assets, in trust for the pro rata benefit of the holders of any shares of Series B Preferred Stock so called for redemption so as to be and continue to be available therefor, then, notwithstanding that any certificate for any share so called for redemption has not been surrendered for cancellation in the case that the shares of Series B Preferred Stock are issued in certificated form, on and after the redemption date, unless we default in the payment of the redemption price of the shares of the Series B Preferred Stock called for redemption, dividends will cease to accrue on all shares of Series B Preferred Stock so called for redemption, and all such shares of Series B Preferred Stock so called for redemption shall no longer be deemed outstanding and all rights of the holders of such shares with respect to such shares will terminate, except the right to receive the amount payable on such redemption, without interest. Any funds unclaimed at the end of two years from the redemption date, to the extent permitted by law, shall be released from the trust so established and may be commingled with the Corporation’s other funds, and after that time the holders of the shares so called for redemption shall look only to us for payment of the redemption price of such shares.
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Annex H – Delaware Charter
Section 7. Voting Rights.
(a) General. The holders of the Series B Preferred Stock will have no voting rights except as set forth below or as otherwise required by law.
(b) Right to Elect Two Directors on Nonpayment of Dividends. If and whenever dividends payable on Series B Preferred Stock or any class or series of Voting Preferred Stock have not been declared and paid (or, in the case of Voting Preferred Stock bearing dividends on a cumulative basis, shall be in arrears) in an aggregate amount equal to full dividends for at least six quarterly dividend periods or their equivalent, whether or not consecutive (a “Nonpayment Event”), the number of directors on the Board shall automatically be increased by two and the holders of Series B Preferred Stock, together with the holders of any outstanding Voting Preferred Stock then entitled to vote for additional directors, voting together as a single class in proportion to their respective Stated Amounts, shall be entitled to elect by a plurality of the votes cast the two additional directors (the “Preferred Stock Directors”); provided that the election of any such directors shall not cause the Corporation to violate the corporate governance requirement of the NASDAQ Stock Market (or any other exchange on which the Corporation’s securities may be listed) that listed companies must have a majority of independent directors and provided further that the Board shall at no time include more than two Preferred Stock Directors (including, for purposes of this limitation, all directors that the holders of any series of Voting Preferred Stock are entitled to elect pursuant to like voting rights). In the event that the holders of Series B Preferred Stock and such other holders of Voting Preferred Stock shall be entitled to vote for the election of the Preferred Stock Directors following a Nonpayment Event, such directors shall be initially elected following such Nonpayment Event only at a special meeting called at the request of the holders of record of at least 10% of the Stated Amount of the Series B Preferred Stock and each other series of Voting Preferred Stock then outstanding (unless such request for a special meeting is received less than 90 days before the date fixed for the next annual or special meeting of stockholders, in which event such election shall be held only at such next annual or special meeting of stockholders), and at each subsequent annual meeting of stockholders. Such request to call a special meeting for the initial election of the Preferred Stock Directors after a Nonpayment Event shall be made by written notice, signed by the requisite holders of Series B Preferred Stock or Voting Preferred Stock, and delivered to the Corporate Secretary of the Corporation in such manner as provided for in Section 9 below, or as may otherwise be required or permitted by applicable law. If the Corporate Secretary of the Corporation fails to call a special meeting for the election of the Preferred Stock Directors within 20 days of receiving proper notice, any holder of Series B Preferred Stock or any class or series of Voting Preferred Stock may call such a meeting at the Corporation’s expense solely for the election of the Preferred Stock Directors, and for this purpose and no other (unless provided otherwise by applicable law) such Series B Preferred Stock holder shall have access to the Corporation’s stock ledger.
Any Preferred Stock Director may be removed at any time without cause by the holders of record of a majority of the outstanding shares of Series B Preferred Stock and Voting Preferred Stock, when they have the voting rights described above (voting together as a single class in proportion to their respective Stated Amounts). The Preferred Stock Directors elected at any such special meeting shall hold office until the next annual meeting of stockholders if such office shall not have previously terminated as provided below. In case any vacancy shall occur among the Preferred Stock Directors, a successor shall be elected by the Board to serve until the next annual meeting of stockholders on the nomination of the then remaining Preferred Stock Director or, if no Preferred Stock Director remains in office, by a plurality of the votes cast by the holders of record of the outstanding shares of Series B Preferred Stock and such Voting Preferred Stock for which dividends have not been paid, voting as a single class in proportion to their respective Stated Amounts, provided that the election of any such directors shall not cause the Corporation to violate the corporate governance requirement of the NASDAQ Stock Market (or any other exchange on which the Corporation’s securities may be listed) that listed companies must have a majority of independent directors. The Preferred Stock Directors shall each be entitled to one vote per director on any matter that shall come before the Board for a vote.
If and when (i) dividends have been paid (or declared and a sum sufficient for payment thereof set aside) in full on the Preferred Stock on four consecutive Dividend Payment Dates following a Nonpayment Event, and (ii) the rights of holders of any Voting Preferred Stock to participate in electing the Preferred Stock Directors shall have ceased, the right of holders of the Series B Preferred Stock to participate in the election of Preferred Stock Directors shall cease (but subject always to the revesting of such voting rights in the case of any future Nonpayment Event), the terms of office of all the Preferred Stock Directors shall immediately terminate, and the number of directors constituting the Board shall automatically be reduced accordingly. In determining whether dividends have been paid for at least four consecutive quarterly Dividend Periods following a nonpayment event, the Corporation may take account of any dividend it elects to pay for any Dividend Period after the regular Dividend Payment Date for that period has passed. If and when the rights
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Annex H – Delaware Charter
of holders of Series B Preferred Stock terminate for any reason, such voting rights shall terminate along with the other rights (except, if applicable, the right to receive the redemption price, together with any declared and unpaid dividends, without regard to any undeclared dividends, to but excluding the redemption date), and the terms of any Preferred Stock Directors shall terminate automatically and the number of directors reduced by two, assuming that the rights of holders of Voting Preferred Stock have similarly terminated.
(c) Other Voting Rights. So long as any shares of Series B Preferred Stock remain outstanding, in addition to any other vote or consent of stockholders required by law or by the Certificate of Incorporation, the affirmative vote or consent of the holders of at least two-thirds of all outstanding shares of the Series B Preferred Stock, voting together with any other series of Preferred Stock that would be adversely affected in substantially the same manner and entitled to vote as a single class in proportion to their respective Stated Amounts (to the exclusion of all other series of Preferred Stock), given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be necessary to:
(i) amend or alter the Certificate of Incorporation to authorize or increase the authorized amount of, or issue, any shares of a class or series of the Corporation’s capital stock ranking prior to the Series B Preferred Stock in the payment of dividends or in the distribution of assets on any liquidation, dissolution or winding up of the Corporation, or issue any obligation or security convertible into or evidencing the right to purchase any such shares;
(ii) amend, alter or repeal the provisions of the Certificate of Incorporation so as to materially and adversely affect the powers, preferences, privileges or rights of the Series B Preferred Stock, taken as a whole; provided, however, that any amendment to authorize or create, or increase the authorized amount of, any class or series of stock that does not rank senior to the Series B Preferred Stock in either payment of dividends (whether such dividends are cumulative or non-cumulative) or in the distribution of assets upon liquidation, dissolution or winding up of the Corporation will not be deemed to affect adversely the powers, preferences, privileges or rights of the Series B Preferred Stock; or
(iii) consummate (x) a binding share-exchange or reclassification involving the Series B Preferred Stock, or (y) a merger or consolidation of the Corporation with or into another entity (whether or not a corporation), unless in each case (A) the shares of the Series B Preferred Stock remain outstanding or, in the case of any such merger or consolidation with respect to which the Corporation is not the surviving or resulting entity, the Series B Preferred Stock is converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent and (B) such shares remaining outstanding or such preference securities, as the case may be, have such rights, preferences, privileges and voting powers, and limitations and restrictions thereof, taken as a whole, as are not materially less favorable to the holders thereof than the rights, preferences, privileges and voting powers, and restrictions and limitations thereof, of the Series B Preferred Stock immediately prior to such consummation, taken as a whole.
If an amendment, alteration, repeal, share exchange, reclassification, merger or consolidation described above would adversely affect one or more but not all series of Preferred Stock (including the Series B Preferred Stock for this purpose), then only the series affected and entitled to vote shall vote to the exclusion of all other series of Preferred Stock. If all series of Preferred Stock are not equally affected by the proposed amendment, alteration, repeal, share exchange, reclassification, merger or consolidation described above, there shall be required a two-thirds approval of each series that will have a diminished status.
(d) Changes Permitted without Consent. Without the consent of the holders of the Series B Preferred Stock, so long as such action does not adversely affect the rights, preferences, privileges and voting powers of the Series B Preferred Stock, the Corporation may amend, alter, supplement or repeal any terms of the Series B Preferred Stock:
(i) to cure any ambiguity, or to cure, correct or supplement any provision contained in this Certificate of Designations for the Series B Preferred Stock that may be defective or inconsistent; or
(ii) to make any provision with respect to matters or questions arising with respect to the Series B Preferred Stock that is not inconsistent with the provisions of this Certificate of Designations.
(e) Changes after Provision for Redemption. The foregoing voting provisions will not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Series B Preferred Stock shall have been redeemed or called for redemption on proper notice and sufficient
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Annex H – Delaware Charter
funds have been set aside by the Corporation for the benefit of the holders of the Series B Preferred Stock to effect the redemption.
(f) Procedures for Voting and Consents. The rules and procedures for calling and conducting any meeting of the holders of Series B Preferred Stock (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other aspect or matter with regard to such a meeting or such consents shall be governed by any rules the Board (or a duly authorized committee of the Board), in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Certificate of Incorporation, the Amended and Restated By-Laws, applicable law and any national securities exchange or other trading facility on which the Series B Preferred Stock may be listed or traded at the time.
Section 8. Record Holders. To the fullest extent permitted by applicable law, the Corporation and the Transfer Agent may deem and treat the record holder of any share of Series B Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor the Transfer Agent shall be affected by any notice to the contrary.
Section 9. Notices. All notices or communications in respect of the Series B Preferred Stock will be sufficiently given if given in writing and delivered in person or by first class mail, postage prepaid, or if given in such other manner as may be permitted in this Certificate of Designations, in the Certificate of Incorporation or Amended and Restated By-Laws or by applicable law.
Section 10. Other Rights. The shares of Series B Preferred Stock will not have any voting powers, preferences or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Certificate of Incorporation. The holders of Series B Preferred Stock shall not have any preemptive rights or conversion rights.
Section 11. Certificates. The Corporation may at its option issue shares of Series B Preferred Stock without certificates. If DTC or its nominee is the registered owner of the Series B Preferred Stock, the following provisions of this Section 11 shall apply. If and as long as DTC or its nominee is the registered owner of the Series B Preferred Stock, DTC or its nominee, as the case may be, shall be considered the sole owner and holder of all shares of Series B Preferred Stock for all purposes under the instruments governing the rights and obligations of holders of shares of Series B Preferred Stock. If DTC discontinues providing its services as securities depositary with respect to the shares of Series B Preferred Stock, or if DTC ceases to be registered as a clearing agency under the Exchange Act, in the event that a successor securities depositary is not obtained within 90 days, the Corporation shall either print and deliver certificates for the shares of Series B Preferred Stock or provide for the direct registration of the Series B Preferred Stock with the Transfer Agent. If the Corporation decides to discontinue the use of the system of book-entry-only transfers through DTC (or a successor securities depositary), the Corporation shall print certificates for the shares of Series B Preferred Stock and deliver such certificates to DTC or shall provide for the direct registration of the Series B Preferred Stock with the Transfer Agent. Except in the limited circumstances referred to above, owners of beneficial interests in the Series B Preferred Stock:
(a) shall not be entitled to have such Series B Preferred Stock registered in their names;
(b) shall not receive or be entitled to receive physical delivery of securities certificates in exchange for beneficial interests in the Series B Preferred Stock; and
(c) shall not be considered to be owners or holders of the shares of Series B Preferred Stock for any purpose under the instruments governing the rights and obligations of holders of shares of Series B Preferred Stock.
Section 12. Restatement of Certificate. On any restatement of the Certificate of Incorporation, Section 1 through Section 11 of this Certificate of Designations shall be included in the Certificate of Incorporation under the heading “Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series B” and this Section 12 may be omitted. If the Board so determines, the numbering of Section 1 through Section 11 may be changed for convenience of reference or for any other proper purpose.

[Remainder of Page Intentionally Left Blank]

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Annex H – Delaware Charter
IN WITNESS WHEREOF, Texas Capital Bancshares, Inc. has caused this Certificate of Designations to be signed by a duly authorized officer this 1 day of March, 2021.

TEXAS CAPITAL BANCSHARES, INC.

By:	/s/ Julie Anderson
	Name:	Julie Anderson
	Title:	Chief Financial Officer

[Signature Page to Series B Certificate of Designations]

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Annex I – Delaware Bylaws
ANNEX I

AMENDED AND RESTATED BYLAWS
OF

TEXAS CAPITAL BANCSHARES, INC.

(a Delaware Corporation)

[As Amended Through October 5, 2020]

Table of Contents
Page
ARTICLE I OFFICES    1
Section 1.1 Registered Office    1
Section 1.2 Other Offices    1
ARTICLE II MEETINGS OF STOCKHOLDERS    1
Section 2.1 Place of Meetings    1
Section 2.2 Annual Meetings    1
Section 2.3 Special Meetings    1
Section 2.4 Notice of Stockholder Meetings    4
Section 2.5 Business at Special Meetings    5
Section 2.6 Adjournments, Postponements and Cancellations    5
Section 2.7 Stockholder List    6
Section 2.8 Conduct of Stockholder Meetings    6
Section 2.9 Requirements for Stockholder Business to be Brought Before an Annual    7
Meeting
Section 2.10 Quorum    12
Section 2.11 Majority Vote    12
Section 2.12 Proxies    12
Section 2.13 Voting    13
Section 2.14 Consent of Stockholder in Lieu of Meeting    14
Section 2.15 Inspectors    14
Section 2.16 Application to Stock Other Than Common    15
ARTICLE III BOARD OF DIRECTORS    15
Section 3.1 Powers    15
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Section 3.2 Number of Directors    15
Section 3.3 Election and Term    15
Section 3.4 Vacancies and Newly Created Directorships    16
Section 3.5 Director Qualifications    16
Section 3.6 Director Nominations    17
Section 3.7 Resignation and Removal    19
Section 3.8 Application to Stock Other Than Common    20
ARTICLE IV MEETINGS OF THE BOARD    20
Section 4.1 First Meeting    20
Section 4.2 Place of Meetings    20
Section 4.3 Regular Meetings    20
Section 4.4 Special Meetings    20
Section 4.5 Quorum and Voting    20
Section 4.6 Telephone Meetings    21
Section 4.7 Directors Meetings Organization    21
Section 4.8 Action by Written Consent    21
ARTICLE V COMMITTEES    21
Section 5.1 Creation of Committees    21
Section 5.2 Committee Charters and Rules; Quorum    21
Section 5.3 Limitation on Power and Authority of Committees    22
ARTICLE VI COMPENSATION OF DIRECTORS    22
ARTICLE VII NOTICES    22
Section 7.1 Methods of Notice    22
Section 7.2 Waiver of Notice    24
ARTICLE VIII OFFICERS    24
Section 8.1 Executive Officers    24
Section 8.2 Election and Qualification    24
Section 8.3 Other Officers and Agents    24
Section 8.4 Salaries    24
Section 8.5 Term, Removal and Vacancies    24
Section 8.6 Execution of Instruments    25

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Annex I – Delaware Bylaws
Section 8.7 Duties of Officers    25
Section 8.8 Chairman of the Board    25
Section 8.9 Chief Executive Officer    25
Section 8.10 President    25
Section 8.11 Vice Presidents    26
Section 8.12 Secretary    26
Section 8.13 Treasurer    26
ARTICLE IX SHARES AND STOCKHOLDERS    26
Section 9.1 Certificates Representing Shares    26
Section 9.2 Transfer of Shares    27
Section 9.3 Fixing Record Date    28
Section 9.4 Information Required Prior to Consent Solicitation    29
Section 9.5 Registered Stockholders    30
Section 9.6 Lost Certificates    30
Section 9.7 Severability    30
ARTICLE X INDEMNIFICATION    31
ARTICLE XI GENERAL    33
Section 11.1 Dividends    33
Section 11.2 Reserves    34
Section 11.3 Shares of Other Corporations    34
Section 11.4 Checks    34
Section 11.5 Corporate Records    34
Section 11.6 Fiscal Year    34
Section 11.7 Interested Director and Officer Transactions    34
ARTICLE XII AMENDMENTS    35
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Annex I – Delaware Bylaws
AMENDED AND RESTATED BYLAWS
OF
TEXAS CAPITAL BANCSHARES, INC.

ARTICLE I
OFFICES
Section 1.1    Registered Office. The registered office and registered agent of Texas Capital Bancshares, Inc., a Delaware Corporation (the “Corporation”), shall be as designated from time to time by the appropriate filing by the Corporation in the office of the Secretary of State of the State of Delaware.
Section 1.2    Other Offices. The Corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or as the business of the Corporation may require.
ARTICLE II
MEETINGS OF STOCKHOLDERS
Section 2.1    Place of Meetings. Meetings of stockholders may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof. The Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication (a “Remote Meeting”) as authorized by the General Corporation Law of the State of Delaware (the “Delaware General Corporation Law”).
Section 2.2    Annual Meetings. An annual meeting of stockholders shall be held on such day in each fiscal year of the Corporation and at such time and place as may be fixed by the Board of Directors, at which meeting the stockholders shall elect a Board of Directors and transact such other business as may properly be brought before the meeting.
Section 2.3    Special Meetings.

(a)Power to Call Special Meeting. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or the Certificate of Incorporation of the Corporation then in effect (the “Certificate of Incorporation”), may be called by the Chairman of the Board or the Chief Executive Officer, and shall be called by the Chief Executive Officer, the President or the Secretary at the request in writing of a majority of the total number of authorized

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Annex I – Delaware Bylaws
directors (without regard as to whether there exist any vacancies in previously authorized director positions at the time of such request), or at the request in writing of stockholders of record owning at least 10% of all shares issued and outstanding and entitled to vote at such meeting, based upon the Corporation’s most recent public report of the number of issued and outstanding shares.
(b)Date, Time and Place of Special Meeting. Any special meeting properly called shall be held at such place, if any, on such date, and at such time as designated by the Board of Directors; provided, however, that the special meeting shall not be held more than 120 days after receipt of a request for a special meeting of stockholders submitted by one or more stockholders (a "Special Meeting Request").
(c)Required Form of Special Meeting Request. To be in a proper form, a Special Meeting Request must: (i) be in writing, signed and dated by each stockholder of record submitting the Special Meeting Request and each beneficial owner, if any, on whose behalf the Special Meeting Request is being made, or such stockholder's or beneficial owner's duly authorized agent (each, a "Requesting Stockholder"); (ii) be delivered in person or by registered mail, postage prepaid, return receipt requested, or courier service, postage prepaid, to the Secretary of the Corporation at the principal executive offices of the Corporation; (iii) specify in reasonable detail the specific purpose(s) of and the business proposed to be conducted at the special meeting and the reasons the Requesting Stockholder is proposing such business; (iv) suggest a date for the special meeting, which date shall be no fewer than 30 and no more than 120 days from the date on which the request is delivered to the Secretary of the Corporation; and (v) contain the following information:
a.In the case of any director nominations proposed to be presented at the special meeting, the information required by Sections 3.5 and 3.6 of these Bylaws;
b.in the case of any matter (other than a director nomination) proposed to be conducted at the special meeting, the information required by Section 2.9 of these Bylaws with respect to annual meetings of stockholders;
c.a representation that each Requesting Stockholder, or one or more representatives of each such stockholder, intends to appear in person or by proxy at the special meeting to present the proposal(s) or business to be brought before the special meeting;
d.documentary evidence that the Requesting Stockholders had ownership of at least 10% of all shares issued and outstanding and entitled to vote at such meeting, based upon the Corporation’s most recent public report of the number of issued and outstanding shares (the "Requisite Percentage"), as of the date of delivery of the Special Meeting Request to the Secretary; provided, however, that if any of the Requesting Stockholders are not the beneficial owners of the shares representing the Requisite Percentage, then to be valid, the Special Meeting Request must also include documentary evidence (or, if not simultaneously provided with the Special Meeting Request, such documentary evidence must be delivered to the

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Annex I – Delaware Bylaws

Secretary within ten days after the date of delivery of the Special Meeting Request to the Secretary) that the beneficial owners on whose behalf the Special Meeting Request is made had, together with any Requesting Stockholders who are beneficial owners, stock ownership of the Requisite Percentage as of the date of delivery of such Special Meeting Request to the Secretary;
e.an agreement by the Requesting Stockholders to (1) notify the Corporation promptly in the event of any disposition prior to the time of the special meeting of any shares included within any Requesting Stockholder's stock ownership as of the date on which the Special Meeting Request was delivered to the Secretary, (2) notify the Corporation promptly in the event of any material change prior to the time of the special meeting in any Requesting Stockholder's stock ownership, (3) timely provide to the Corporation any updates or supplements to the information provided in the Special Meeting Request at the times and in the forms required by Sections 2.9(e) or 3.6(e) of these Bylaws so that the information provided or required to be provided therein shall be true and correct as of the record date for the special meeting and as of the date that is ten business days prior to the date of the special meeting or any adjournment or postponement thereof, or, if there are fewer than ten business days between the date of the special meeting and such adjourned or postponed meeting, then as of the date of the special meeting so adjourned or postponed, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five business days after the record date for notice of and voting at the special meeting (in the case of an update and supplement required to be made as of such record date), and not later than eight business days prior to the date of the special meeting or, if practicable, any adjournment or postponement thereof and, if not practicable, on the first practicable date prior to the date to which the special meeting has been adjourned or postponed (in the case of an update and supplement required to be made as of ten business days prior to the meeting or any adjournment or postponement thereof) and (4) promptly provide any other information reasonably requested by the Corporation; and
f.an acknowledgement that prior to the special meeting any disposition of shares of the Corporation's common stock included within any Requesting Stockholder's stock ownership as of the date on which the Special Meeting Request was delivered to the Secretary shall be deemed to be a revocation of such Special Meeting Request with respect to such disposed shares and that any decrease in the Requesting Stockholders' aggregate stock ownership to less than the Requisite Percentage shall be deemed to be an absolute revocation of such Special Meeting Request.
(d)Revocation of Special Meeting Request. The Requesting Stockholders may revoke a Special Meeting Request by written revocation delivered to the Secretary at the principal executive offices of the Corporation at any time prior to the special meeting. If, following such revocation or

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any deemed revocation pursuant to Section 2.3(c) f., there are unrevoked requests from Requesting Stockholders holding in the aggregate less than the Requisite Percentage or there are no unrevoked requests at all, the Board, in its discretion, may cancel the special meeting. If none of the Requesting Stockholders appears or sends a duly authorized agent to present the business specified in the Special Meeting Request at the special meeting, the Corporation need not (but may, in the discretion of the Board of Directors) present such business for a vote at the special meeting, notwithstanding that proxies in respect of such matters may have been received by the Corporation.
(e)Additional Matters. The Board of Directors in its discretion may authorize additional matters to be considered by the stockholders at a special meeting beyond those stated in the Special Meeting Request.
(f)Invalidity of Special Meeting Request. A Special Meeting Request shall not be valid, and a special meeting requested by stockholders shall not be held, if: (i) the Special Meeting Request does not comply with this Section 2.3; (ii) the Special Meeting Request relates to an item of business that is not a proper subject for stockholder action under applicable law; (iii) the Special Meeting Request is delivered during the period commencing 120 days prior to the anniversary of the date of the immediately preceding annual meeting of stockholders and ending on the earlier of (x) the date of the next annual meeting or (y) 30 days after the anniversary of the date of the previous annual meeting; (iv) an identical or substantially similar item as determined in good faith by the Board (a "Similar Item"), other than the election of directors, (1) was presented at an annual or special meeting of stockholders held not more than 12 months before delivery of the Special Meeting Request or (2) is included in the Corporation's notice of meeting as an item of business to be brought before an annual or special meeting of stockholders that has been called but not yet held or that is called for a date within 120 days of the receipt by the Corporation of a Special Meeting Request; (v) a proposed item of business involves the election or removal of directors, changing the size of the Board of Directors, the filling of vacancies and/or newly created directorships resulting from any increase in the authorized number of directors or any similar matter as determined in good faith by the Board (an "Election Item") and any such Election Item (1) was presented at an annual or special meeting of stockholders held not more than 120 days before delivery of the Special Meeting Request or (2) is included in the Corporation's notice of meeting as an item of business to be brought before an annual or special meeting of stockholders that has been called but not yet held or that is called for a date within 120 days of the receipt by the Corporation of a Special Meeting Request; or (vi) the Special Meeting Request was made in a manner that involved a violation of Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or other applicable law.
Section 2.4    Notice of Stockholder Meetings.
(a)Content of Notice. Written notice of all meetings of stockholders shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting, if

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such date is different from the record date for determining stockholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.
(b)Time of Notice. Unless otherwise required by applicable law or the Certificate of Incorporation, the written notice of any meeting shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to notice of such meeting. Notice of any special meeting of stockholders called at the request of the Board of Directors or stockholders in accordance with these Bylaws shall be issued not more than 30 days following the date of such request.
(c)Adjourned Meetings. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix a new record date for notice of such adjourned meeting in accordance with the Delaware General Corporation Law and Section 9.3(a) of these Bylaws, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.
Section 2.5    Business at Special Meetings. Business transacted at all special meetings of stockholders shall be confined to the purpose or purposes stated in the notice thereof, and no other business may be transacted or conducted, and, except as permitted by Section 2.6 of these Bylaws with respect to adjourning a meeting of stockholders, no vote of the stockholders may be taken with respect to any other matter or proposal not so specified in the notice of that special meeting of stockholders.
Section 2.6    Adjournments, Postponements and Cancellations.

(a)Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, or as a Remote Meeting, and notice need not be given of any such adjournment meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.
(b)Postponements and Cancellations. Any previously scheduled meeting of stockholders, other than a meeting validly called by stockholders pursuant to a Special Meeting

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Request, may be postponed or canceled by resolution of the Board of Directors and public announcement (as defined in Section 2.9(h)(ii) of these Bylaws) of the postponement or cancellation given prior to the time previously scheduled for any such meeting of stockholders. Any previously scheduled meeting of stockholders validly called by stockholders pursuant to a Special Meeting Request may be postponed for not more than 30 days by resolution of the Board of Directors and public announcement of the postponement given prior to the time previously scheduled for any such meeting of stockholders.
Section 2.7    Stockholder List.

(a)Preparation of Stockholder List. At least ten days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of voting shares held by each, shall be prepared by the Secretary (the “Stockholder List”); provided, however, that (i) the Corporation is not required to include electronic mail addresses or other telephone or electronic contact information on the Stockholder List and (ii) if the record date for determining the stockholders entitled to vote is less than ten days before the meeting date, the Stockholder List shall reflect the stockholders entitled to vote as of the tenth day before the meeting date.
(b)Examination of Stockholder List. The Stockholder List shall be open to the examination of any stockholder for such ten day period, for any purpose germane to the meeting, either (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, (ii) during ordinary business hours, at the principal place of business of the Corporation. If the meeting is to be held at a place, the Stockholder List shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder during the meeting. In the case of a Remote Meeting, the Stockholder List shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.
(c)Stockholders Entitled to Examine List. The Stockholder List shall be the only evidence as to who are the stockholders entitled to examine the Stockholder List or to vote in person or by proxy at any meeting of the stockholders.
Section 2.8    Conduct of Stockholder Meetings. Meetings of stockholders shall be presided over by the Chief Executive Officer of the Corporation, or, in the absence of such person, the Chairman of the Board of the Corporation, or, in the absence of such person, such person as the Board of Directors may designate as chair of the meeting. The Secretary of the Corporation shall act as secretary of the meeting, but in the absence of the Secretary, the chair of the meeting may appoint any person to act as secretary of the meeting. The Board of Directors shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chair of the meeting shall have the right and authority to prescribe such rules, regulations and

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procedures and to do all such acts as, in the judgment of such chair, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, (i) establishing an agenda or order of business for the meeting, (ii) prescribing rules, regulations and procedures for maintaining order at the meeting and the safety of those present, (iii) prescribing rules, regulations and procedures limiting entry to and participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies, and such other persons as the chair of the meeting shall permit, (iv) prescribing rules, regulations and procedures restricting entry to the meeting after the time fixed for the commencement thereof, (v) prescribing rules, regulations and procedures limiting the number of times stockholders and other authorized meeting participants may address the meeting and limiting the number of questions that may be asked by stockholders and other authorized meeting participants, (vi) prescribing rules, regulations and procedures limiting the time allotted to stockholders and other authorized meeting participants to make motions or nominations, ask questions, or make comments, (vii) prescribing rules, regulations and procedures for the opening and closing of the polls for each matter upon which stockholders will vote at the meeting and for the matters which are to be voted on by ballot, and (viii) adjourning the meeting (whether or not a quorum is present). Unless, and only to the extent, determined by the Board of Directors or the chair of the meeting, meetings of stockholders shall not be required to be held in accordance with any rules of parliamentary procedure.
Section 2.9    Requirements for Stockholder Business to be Brought Before an Annual Meeting.
(a)Business Properly Brought Before an Annual Meeting. At an annual meeting of the stockholders of the Corporation, only such business shall be conducted as shall have been properly brought before any such meeting. To be properly brought before an annual meeting of stockholders of the Corporation, business must be:
(i)brought before any such meeting by the Corporation and specified in the notice of any such meeting (or supplement thereto) given by or at the direction of the Board of Directors,
(ii)brought before any such meeting by or at the direction of the Board of Directors, or
(iii)otherwise properly brought before any such meeting by a stockholder who:
(A)was a stockholder of record (and, with respect to any beneficial owner or beneficial owners, if different, on whose behalf such business is proposed, only if each such beneficial owner was the beneficial owner of shares of the Corporation) both at the time of giving Timely Notice (as defined in Section 2.9(c) of these Bylaws) and at the time of any such meeting,
(B)is entitled to vote at any such meeting, and
(C)has complied with this Section 2.9 as to the business proposed to be properly brought before an annual meeting of stockholders of the Corporation.
(b)Stockholder Business to be Brought Before an Annual Meeting. A stockholder may propose business to be properly brought before an annual meeting of the stockholders of the Corporation in one, but only one, of the following ways:

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(i)by meeting the eligibility requirements of, and by following the procedures required by, Rule 14a-8 (“Rule 14a-8”) promulgated by the Securities and Exchange Commission (the “Commission”) under the Exchange Act, for having a stockholder’s proposal included in the Corporation’s proxy statement and identified in the Corporation’s form of proxy card for such annual meeting, in which case, if the staff of the Commission has not permitted the Corporation to exclude such stockholder’s proposal from the Corporation’s proxy statement and form of proxy card for such annual meeting pursuant to Rule 14a-8, this Section 2.9(b)(i) shall be the exclusive means for a stockholder to propose business to be brought before an annual meeting of the stockholders and the stockholder’s proposal will be included in the notice of meeting given by or at the direction of the Board of Directors pursuant to Section 2.9(a)(i) of these Bylaws, or
(ii) if the stockholder elects not to comply with Rule 14a-8, by meeting the eligibility requirements of Section 2.9(a)(iii) of these Bylaws and by complying with each of the requirements of Section 2.9(c), Section 2.9(d), Section 2.9(e) and Section 2.9(g) of these Bylaws to propose business to be properly brought before an annual meeting of stockholders of the Corporation, in which case this Section 2.9(b)(ii) shall be the exclusive means for a stockholder to propose business to be brought before an annual meeting of the stockholders.
(c)Requirement of Timely Notice of Stockholder Business. Without exception, for business to be properly brought before an annual meeting by a stockholder pursuant to Section 2.9(b)(ii) of these Bylaws, the stockholder shall:
(i)provide Timely Notice (as defined below) thereof in writing and in proper form to the Secretary of the Corporation at the principal executive offices of the Corporation, and
(ii)provide any updates or supplements to such notice at the times and in the forms required by Section 2.9(e) of these Bylaws.
For a stockholder’s notice to be timely for the purposes of Section 2.9(c)(i) of these Bylaws, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than 100 days nor more than 130 days prior to the one year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 30 days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not less than 100 days nor more than 130 days prior to the date of such annual meeting, or, if later, ten days following the day on which a public announcement (as defined in Section 2.9(h)(ii) of these Bylaws) of the date of such annual meeting was first made (such notice within such time periods, “Timely Notice”). In no event shall any adjournment, postponement, or cancellation of an annual meeting or the announcement thereof commence a new time period for the giving of Timely Notice as described above.
(d)Requirements for Proper Form of Stockholder Notice of Proposed Business. To be in proper form for purposes of Section 2.9(c)(i) of these Bylaws, a stockholder’s Timely Notice to the Secretary of the Corporation must set forth:
(i)Stockholder Information. As to each Proposing Person (as defined in Section 2.9(h)(i) of these Bylaws), (A) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Corporation’s books and records), (B) the class or series and number of shares of the Corporation that are, directly or indirectly, owned of record or beneficially

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owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future, (C) a reasonably detailed description of all agreements, arrangements and understandings (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other person or entity (including their names) in connection with the proposal of such business by such stockholder, including, without limitation, any agreement that would be required to be disclosed pursuant to Item 5 or Item 6 of Schedule 13D promulgated under the Exchange Act (regardless of whether the requirement to file a Schedule 13D is applicable to any Proposing Person), (D) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act, (E) a representation that the Proposing Person intends to appear in person or by proxy at the annual meeting to propose such business, and (F) a representation whether the Proposing Person intends to deliver a proxy statement or form of proxy, or both, to holders of at least the percentage of the Corporation’s outstanding shares required to approve the proposal, or whether the Proposing Person intends otherwise to solicit proxies from stockholders in support of the proposal, or whether the Proposing Person intends to do both (the disclosures to be made pursuant to the foregoing clauses (A) through (F) are referred to as “Stockholder Information”);
(ii)Information Regarding Disclosable Interests. As to each Proposing Person, (A) any derivative, swap or other transaction or series of transactions engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to give such Proposing Person economic risk similar to ownership of shares of any class or series of the Corporation, including due to the fact that the value of such derivative, swap or other transactions are determined by reference to the price, value or volatility of any shares of any class or series of the Corporation, or which derivative, swap or other transactions provide, directly or indirectly, the opportunity to profit from any increase in the price or value of shares of any class or series of the Corporation (“Synthetic Equity Interests”), which Synthetic Equity Interests shall be disclosed without regard to whether (x) such derivative, swap or other transactions convey any voting rights in such shares to such Proposing Person, (y) the derivative, swap or other transactions are required to be, or are capable of being, settled through delivery of such shares, or (z) such Proposing Person may have entered into other transactions that hedge or mitigate the economic effect of such derivative, swap or other transactions, (B) any proxy (other than a revocable proxy given in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A), agreement, arrangement, understanding or relationship pursuant to which such Proposing Person has or shares a right to vote any shares of any class or series of the Corporation, (C) any agreement, arrangement, understanding or relationship, including any repurchase or similar so called “stock borrowing” agreement or arrangement, engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of shares of any class or series of the Corporation by, manage the risk of share price changes for, or increase or decrease the voting power of, such Proposing Person with respect to the shares of any class or series of the Corporation, or which provides, directly or indirectly, the opportunity to profit from any decrease in the price or value of the shares of any class or series of

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the Corporation (“Short Interests”), (D) any rights to dividends on the shares of any class or series of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, and (E) any performance related fees (other than an asset based fee) to which such Proposing Person is entitled based on any increase or decrease in the price or value of shares of any class or series of the Corporation, or any Synthetic Equity Interests or Short Interests, if any (the interests identified and described pursuant to the foregoing clauses (A) through (E) are hereinafter referred to collectively as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder of record directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner;
(iii)Description of Proposed Business. As to each item for discussion or vote that the Proposing Person proposes to bring before the annual meeting, (A) a reasonably brief description of such business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting, and any material interest in such business of each Proposing Person, and (B) the text of the proposal or business (including the text of any resolutions proposed to be approved or adopted by the stockholders or amendments to these Bylaws proposed for consideration) (the information required by this Section 2.9(d)(iii), together with the Stockholder Information required by Section 2.9(d)(i) of these Bylaws and the information regarding Disclosable Interests required by Section 2.9(d)(ii) of these Bylaws, is referred to collectively in these Bylaws as the “Timely Notice Information”); and
(iv)Representation as to Accuracy of Information. A representation from the stockholder providing the Timely Notice in writing and in proper form to the Secretary of the Corporation pursuant to Section 2.9(c)(i) of these Bylaws that none of the Timely Notice Information contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, and that, at the date of the Company’s notice of the annual meeting at which the business of the Proposing Person is proposed to be brought is first mailed to the stockholders of the Company, and at the time of the such annual meeting, the Timely Notice Information (as updated and supplemented pursuant to Section 2.9(e) of these Bylaws) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.
(e)Update and Supplement of Stockholder Timely Notice of Proposed Business. A stockholder providing Timely Notice in writing and in proper form of business proposed to be properly brought before an annual meeting of stockholders of the Corporation must further update and supplement such Timely Notice, if necessary, so that the Timely Notice Information provided or required to be provided pursuant to this Section 2.9 shall be true and correct and in proper form as of the record date for determining stockholders entitled to vote at the annual meeting and as of the date, if later, that is 10 business days prior to the date of the annual meeting or any adjournment or postponement thereof, and such update and supplement must be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not later than five business days after the record date for determining stockholders entitled to vote at the annual meeting (in the case of the update and supplement required to be made as of the record

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date for determining stockholders entitled to vote at the annual meeting), and not later than eight business days prior to the date for the annual meeting, if practicable (or, if not practicable, on the first practicable date prior to the date of any adjournment or postponement thereof) (in the case of the update and supplement required to be made as of 10 business days prior to the date of the annual meeting or any adjournment or postponement thereof).
(f)Business Not Properly Brought Before A Meeting. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting of stockholders of the Corporation except in accordance with this Section 2.9. The chair of the annual meeting may determine and declare, if the facts warrant, at the annual meeting that business was not properly brought before the annual meeting and in accordance with this Section 2.9, and, if the chair of the annual meeting should so determine, the chair will so declare at the annual meeting and any such business not properly brought before the annual meeting will not be transacted. Notwithstanding the foregoing provisions of this Section 2.9, unless otherwise required by applicable law, (i) if the stockholder does not provide the information required under Section 2.9(e) of these Bylaws, (A) within five business days following the record date for determining stockholders entitled to vote at the annual meeting of stockholders (in the case of the update and supplement required to be made as of the record date for determining stockholders entitled to vote at the annual meeting), and (B) not later than eight business days prior to the date of the annual meeting, if practicable (or, if not practicable, on the first practicable date prior to the date of any adjournment or postponement thereof) (in the case of the update and supplement required to be made as of 10 business days prior to the date of the annual meeting or any adjournment or postponement thereof), or (ii) if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting to present the business described in the stockholder’s Timely Notice in proper form delivered pursuant to this Section 2.9, such business need not (but may, in the discretion of the Board of Directors) be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.9(f), to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or authorized by a writing executed by such stockholder (or a reliable reproduction or electronic transmission of the writing) delivered to the Corporation prior to the proposing of the business at the annual meeting by the stockholder stating that the person is authorized to act for the stockholder as the stockholder’s qualified representative at the annual meeting of stockholders.
(g)Rule 14a-8; Exchange Act Compliance. Nothing in this Section 2.9 shall be deemed to affect the rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8. The notice requirements of Section 2.9(c), Section 2.9(d), and Section 2.9(e) of these Bylaws will not apply to any stockholder who has notified the Corporation of such stockholder’s intention to present a stockholder proposal only pursuant to and in compliance with Rule 14a-8 and Section 2.9(b)(i) of these Bylaws. In addition to the requirements of this Section 2.9 with respect to any business proposed to be properly brought before an annual meeting of stockholders by a stockholder, each Proposing Person shall also comply with all applicable requirements of the Exchange Act with respect to any such business proposed to be properly brought before an annual meeting of stockholders by a stockholder.
(h)Certain Definitions.

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(i)“Proposing Person” Defined. For purposes of these Bylaws, the term “Proposing Person” shall mean (a) the stockholder providing the notice of business proposed to be brought before an annual meeting, (b) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made, and (c) each affiliate or associate (each as defined in Rule 12b-2 under the Exchange Act for purposes of these Bylaws) of such stockholder or beneficial owner.
(ii)      “Public Announcement” Defined. For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act, or in a notice given pursuant to any applicable rules or regulations of any stock exchange or other self- regulatory organization applicable to the Corporation (such rules or regulations being herein referred to collectively as “SRO Rules”).
(i)     Stockholder Director Nominations. Stockholders seeking to nominate persons for election to the Board of Directors must comply with Section 3.6 of these Bylaws, and this Section 2.9 shall not be applicable to nominations of persons for election to the Board of Directors made by stockholders of the Corporation except as expressly provided in Section 3.6 of these Bylaws.
Section 2.10    Quorum. At each meeting of stockholders the holders of a majority of the votes attributed to the shares of capital stock issued and outstanding and entitled to vote thereat, represented in person or by proxy, shall constitute a quorum for the transaction of business, except as otherwise provided by statute, the Certificate of Incorporation or these Bylaws. Where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter, except as otherwise provided by statute, the Certificate of Incorporation, a certificate of designations or other constituent document approved by the Board of Directors creating and providing the rights and limitations of such class or series, or these Bylaws. If a quorum shall fail to attend any meeting, the chair of the meeting or the holders of a majority of the shares entitled to vote who are present, in person or by represented proxy, at the meeting may adjourn the meeting.
Section 2.11    Majority Vote. When a quorum is present at any meeting, the vote of the holders of a majority of the shares having voting power represented in person or by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of statute, the Certificate of Incorporation or these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question.
Section 2.12    Proxies. (a) Action by Proxy Authorized. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for the stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

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(b)Manner of Authorization of Proxy. Without limiting the manner in which a stockholder may authorize another person or persons to act for the stockholder as proxy pursuant to subsection (a) of this Section, the following shall constitute a valid means by which a stockholder may grant such authority:
(i)A stockholder may execute a writing authorizing another person or persons to act as proxy for the stockholder. Execution may be accomplished by the stockholder or an authorized officer, director, employee or agent of the stockholder signing such writing or causing any such individual’s signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.
(ii)A stockholder may authorize another person or persons to act for the stockholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination, shall specify the information upon which they relied.
(c)Reliance upon Copies. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to subsection (b) of this Section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.
(d)Revocation of Proxies. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. Prior to the time set for the closing of the polls at a meeting of stockholders, a stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by filing a subsequent duly executed proxy with the Secretary of the Corporation.
Section 2.13    Voting. The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of the Delaware General Corporation Law and Section 9.3 of these Bylaws, subject to Section 217 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 218 (relating to voting trusts and other voting agreements) of the Delaware General Corporation Law. Unless otherwise provided by statute or the Certificate of Incorporation, each stockholder shall have one vote for each share of stock having voting power, registered in the stockholder’s name on the books of the Corporation. Unless otherwise

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provided by applicable law, SRO Rules, the Certificate of Incorporation or these Bylaws, if a quorum exists at any meeting of stockholders, every matter, other than the election of directors, shall be decided by the affirmative vote of the majority of the shares present in person or represented by proxy at the meeting and entitled to vote on that matter.
Section 2.14    Consent of Stockholders in Lieu of Meeting. Subject to compliance with the requirements of Sections 9.3(b) and 9.4 of these Bylaws, any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting if consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and such consents are delivered to the Corporation. Every written consent shall bear the date of signatures of each stockholder and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the record date for such consent solicitation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.
Section 2.15    Inspectors. (a) The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of the inspector’s duties, shall take and sign an oath faithfully to execute such duties with strict impartiality and according to the best of the inspector’s ability.
(b)The inspectors shall (i) ascertain the number of shares outstanding and the voting power of each, (ii) determine the shares represented at a meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.
(c)The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless the Delaware Court of Chancery, upon application by a stockholder, shall determine otherwise.
(d)In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with those proxies, any

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information provided in accordance with Section 2.12(b)(ii) or in accordance with Section 211(e) or Section 212(c)(2) of the Delaware General Corporation Law, or any information provided pursuant to Section 211(a)(2)(b.)(i) or (iii) of the Delaware General Corporation Law, ballots and the regular books and records of the Corporation, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons that represent more votes than the holder of a proxy is authorized by the record owner to cast, or more votes than the stockholder holds of record. If the inspectors consider other reliable information for the limited purpose permitted herein, the inspectors at the time they make their certification pursuant to subsection (b)(v) of this Section shall specify the precise information considered by them including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspector’s belief that such information is accurate and reliable.
Section 2.16    Application to Stock Other Than Common. The provisions of this Article II shall be applicable to meetings of holders of classes and series of stock of the Corporation other than its common stock unless in conflict with the express terms of such classes and series of stock as set forth in their governing instruments, in which case the terms of such governing instruments will be controlling.
ARTICLE III
BOARD OF DIRECTORS
Section 3.1    Powers. Except as may be otherwise provided in the Delaware General Corporation Law or in the Certificate of Incorporation, the business and affairs of the Corporation shall be managed by a Board of Directors. The Board may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute, by the Certificate of Incorporation or these Bylaws directed or required to be exercised or done by the stockholders.
Section 3.2    Number of Directors. The number of directors which shall constitute the whole Board shall be fixed from time to time by resolution of the Board of Directors adopted by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, provided that such number shall not be less than one (1) nor more than fifteen (15).
Section 3.3    Election and Term. Except as provided in Section 3.4, directors shall be elected at the annual meeting of the stockholders, and each director shall be elected to serve until the next annual meeting and until the director’s successor shall have been elected and shall qualify, or until the director’s death, resignation or removal from office. Directors need not be stockholders of the Corporation. No decrease in the authorized number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

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Section 3.4    Vacancies and Newly Created Directorships. If the office of any director or directors becomes vacant by reason of death, resignation, retirement, disqualification, removal from office, or otherwise, or the number of directors constituting the whole Board shall be increased, a majority of the remaining or existing directors, though less than a quorum, may choose a successor or successors, or the director or directors to fill the new directorship or directorships, who shall hold office for the unexpired term in respect to which such vacancy occurred or, in the case of a new directorship or directorships, until the next annual meeting of the stockholders.
Section 3.5    Director Qualifications.
(a)Director Qualification Commitments. In addition to any qualifications to serve as a director of the Corporation set forth in the Delaware General Corporation Law or the Certificate of Incorporation, to qualify to be elected as a member of the Board of Directors, each person nominated for election to the Board of Directors, whether at an annual meeting of stockholders, at a special meeting of stockholders at which a director or directors will be elected, to fill a vacancy, or to fill a newly created directorship resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class, must deliver to the Secretary of the Corporation at the principal executive offices of the Corporation, a written representation and agreement in the form provided by the Secretary of the Corporation, within the time periods prescribed by Section 3.5(b) of these Bylaws, confirming that such person:
(A)is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question that has not been disclosed in writing to the Corporation (any of the foregoing in this clause (1), a “Voting Commitment”) or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law;
(B)is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed to the Corporation (any of the foregoing in this clause (B), a “Compensation Commitment”); and
(C)if elected as a director of the Corporation, will comply with applicable law and all applicable publicly disclosed corporate governance, conflict of interest, corporate opportunities, confidentiality and stock ownership and trading policies and guidelines of the Corporation (any of the foregoing in this clause (C), a “Compliance Commitment,” and, together with the Voting Commitment and the Compensation Commitment, the “Director Qualification Commitments”).
(b)Timely Delivery Required.
(i)Persons Nominated by the Board of Directors. Persons nominated for election to the Board of Directors at an annual or special meeting of stockholders by or at the direction of the Board of Directors, including by any committee or persons appointed by the Board of Directors, must

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deliver the Director Qualification Commitments to the Secretary on or before the date on which the Corporation files its definitive proxy statement for such meeting with the Commission.
(ii)Persons Nominated by a Stockholder. Persons nominated by a stockholder pursuant to Section 3.6 of these Bylaws for election to the Board of Directors at an annual or special meeting of stockholders must deliver the Director Qualification Commitments to the Secretary on or before the date on which the Corporation files its definitive proxy statement for such meeting with the Commission. The Corporation will confirm to such stockholder upon request the intended date on or after which the Corporation will file its definitive proxy statement.
(iii)Persons Nominated to Fill a Vacancy or Newly Created Directorship. Persons nominated pursuant to Section 3.6 of these Bylaws for election to the Board of Directors to fill a vacancy, or to fill a newly created directorship resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class, must deliver the Director Qualification Commitments to the Secretary on or before the date and time specified by the Board of Directors for such person’s election to the Board of Directors to become effective.
(c)Other Information to be Furnished by Proposed Nominees. The Corporation may require any proposed nominee to furnish such other information (i) as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation in accordance with the Corporation’s Corporate Governance Guidelines, applicable SRO Rules and the rules and regulations of the Commission, or (ii) that could be material to a reasonable stockholder’s understanding of the independence or lack of independence of such proposed nominee.
Section 3.6    Director Nominations.
(a)Who May Make Director Nominations. Nominations of any person for election to the Board of Directors at an annual meeting, or at a special meeting called by the Board of Directors pursuant to Section 2.3 of these Bylaws at which a director or directors will be elected, may be made only as follows:
(i)By or at the direction of the Board of Directors, including by any committee or persons appointed by the Board of Directors, or
(ii)By a stockholder who:
(A)was a stockholder of record (and, with respect to any beneficial owner, if different, on whose behalf such nomination is proposed to be made, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time of giving the notice provided for in this Section 3.6 and at the time of the meeting,
(B)is entitled to vote at the meeting, and
(C)has complied with this Section 3.6 as to such nomination.
This Section 3.6(a)(ii) shall be the exclusive means for a stockholder to make any nomination of a person or persons for election to the Board of Directors at an annual meeting or a special meeting.
(b)Requirement of Timely Notice of Stockholder Director Nominations. Without exception, for a stockholder to make any nomination of a person or persons for election to the Board of Directors at an annual meeting, the stockholder must do each of the following:

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(i)Provide Timely Notice thereof in accordance with the provisions of Section 2.9(c) of these Bylaws in writing and in proper form to the Secretary of the Corporation, and
(ii)Provide any updates or supplements to such notice at the times and in the forms required by Section 3.6(e) of these Bylaws.
Without exception, if the election of directors is a matter specified in the notice of special meeting called by the Board of Directors pursuant to Section 2.3 of these Bylaws, then for a stockholder to make any nomination of a person or persons for election to the Board of Directors at a special meeting, the stockholder must do each of the following:
(i)Provide timely notice thereof in accordance with the provisions of the following full paragraph in writing and in proper form to the Secretary of the Corporation at the principal executive offices of the Corporation, and
(ii)Provide any updates or supplements to such notice at the times and in the forms required by Section 3.6(e) of these Bylaws.
To be timely, a stockholder’s notice for nominations to be made at a special meeting must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the date of such special meeting, or, if later, 10 days following the day on which a Public Announcement (as defined in Section 2.9(h)(ii) of these Bylaws) of the date of such special meeting was first made.
In no event shall any adjournment, postponement, or cancellation of an annual meeting or special meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above.
(c)Requirements for Proper Form of Notice of Stockholder Director Nominations. To be in proper form for purposes of this Section 3.6, a stockholder’s notice to the Secretary shall set forth:
(i)Stockholder Information. As to each Nominating Person (as defined in Section 3.6(d) of these Bylaws), the Stockholder Information (as defined in Section 2.9(d)(i) of these Bylaws, except that for purposes of this Section 3.6(c)(i), the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.9(d)(i) of these Bylaws); and
(ii)Information Regarding Disclosable Interests. As to each Nominating Person, any Disclosable Interests (as defined in Section 2.9(d)(ii) of these Bylaws, except that for purposes of this Section 3.6(c)(ii), the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.9(d)(ii) of these Bylaws);
(iii)Information Regarding Proposed Nominees. As to each person whom a Nominating Person proposes to nominate for election as a director, (A) all information with respect to such proposed nominee that would be required to be set forth in a stockholder’s notice pursuant to Section 3.6(c)(i) of these Bylaws if such proposed nominee were a Nominating Person, (B) all information relating to such proposed nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act and Regulation 14A promulgated by the Commission thereunder (including such proposed nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (C)

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a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among any Nominating Person, on the one hand, and each proposed nominee and such nominee’s respective affiliates and associates, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K of the rules and regulations promulgated by the Commission (“Regulation S-K”) if such Nominating Person were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant.
(d)“Nominating Person” Defined. For purposes of these Bylaws, the term “Nominating Person” shall mean (i) the stockholder providing the notice of the nomination proposed to be made at the meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made, and (iii) any affiliate or associate of such stockholder or beneficial owner.
(e)Update and Supplement of Stockholder Notice of Nominations. A stockholder providing timely notice in proper form of any nomination proposed to be made at an annual meeting or a special meeting must further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 3.6 shall be true and correct and in proper form as of the record date for determining stockholders entitled to vote at such meeting and, if later, as of the date that is 10 business days prior to the date of such meeting or any adjournment or postponement thereof, and such update and supplement must be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not later than five business days after the record date for determining stockholders entitled to vote at such meeting (in the case of the update and supplement required to be made as of the record date for determining stockholders entitled to vote at such meeting), and not later than eight business days prior to the date of such meeting, if practicable (or, if not practicable, on the first practicable date prior to the date of such meeting or any adjournment or postponement thereof) (in the case of the update and supplement required to be made as of 10 business days prior to the date of such meeting or any adjournment or postponement thereof).
(f)Compliance with Exchange Act. In addition to the requirements of this Section 3.6 with respect to any nomination proposed to be made at a meeting, each Nominating Person shall also comply with all applicable requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder with respect to any such nominations.
(g)Defective Nominations. Notwithstanding anything in these Bylaws to the contrary, no person shall be eligible for election as a director of the Corporation unless nominated in accordance with this Section 3.6. The chair of the meeting shall, if the facts warrant, determine that a nomination was not properly made in accordance with this Section 3.6, and, if the chair of the meeting so determines, the chair of the meeting shall declare such determination to the meeting and the defective nomination shall be disregarded.
Section 3.7    Resignation and Removal. Any director of the Corporation may resign from the Board of Directors or any committee thereof at any time, by giving notice in writing or by electronic transmission to the Chairman of the Board of Directors, if there be one, the Chief Executive Officer or the President or the Secretary of the Corporation and, in the case of a committee, to the chairman of such committee, if there be one. Such resignation shall take effect at the time therein

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specified or, if no time is specified, immediately; and, unless otherwise specified in such notice, the acceptance of such resignation shall not be necessary to make it effective. Except as otherwise required by applicable law and subject to the rights, if any, of the holders of any shares of any class of capital stock then outstanding having the right to elect or designate one or more directors, any director or the entire Board of Directors may be removed from office at any time, with or without cause, by the affirmative vote of the holders of at least a majority of the shares then entitled to vote at an election of directors. Any director serving on a committee of the Board of Directors may be removed from such committee at any time by the Board of Directors.
Section 3.8    Application to Stock Other Than Common. The provisions of this Article III shall be applicable to the election of directors by holders of classes and series of stock of the Corporation other than its common stock to the extent the holders of such classes and series are provided the right to elect one or more directors, unless in conflict with the express terms of such classes and series of stock as set forth in their governing instruments, in which case the terms of such governing instruments will be controlling.

ARTICLE IV
MEETINGS OF THE BOARD
Section 4.1    First Meeting. The first meeting of each newly elected Board of Directors shall be held at the location of and immediately following the annual meeting of stockholders, and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present.
Section 4.2    Place of Meetings. All meetings of the Board of Directors may be held at such place, either within or without the State of Delaware, as from time to time shall be determined by the Board of Directors.
Section 4.3    Regular Meetings. Regular meetings of the Board may be held at such time and place and on such notice, if any, as shall be determined from time to time by the Board.
Section 4.4    Special Meetings. Special meetings of the Board may be called by the Chief Executive Officer, the President, the Chairman of the Board or a majority of the members of the Board of Directors then in office, on not less than twenty-four hours’notice to each director, delivered either personally, by telephone, by mail or by electronic transmission.
Section 4.5    Quorum and Voting. At all meetings of the Board, a majority of the directors at the time in office shall constitute a quorum for the transaction of business; and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, the Certificate of Incorporation or these Bylaws. If a quorum shall not be present at any meeting of directors, the

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directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.
Section 4.6    Telephone Meetings. Directors may attend any meeting of the Board or any committee thereof by conference telephone or other means of electronic communication by means of which all persons participating in the meeting can hear each other, and all members so attending shall be deemed present at the meeting for all purposes including the determination of whether a quorum is present.
Section 4.7    Directors Meetings Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, or in his or her absence, by the Chief Executive Officer, or in his or her absence, by a chair chosen at the meeting. The Secretary shall, if present, act as secretary of the meeting, but, in his or her absence, the chair of the meeting may appoint any person to act as secretary of the meeting.
Section 4.8    Action by Written Consent. Unless otherwise provided in the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken by the Board of Directors or any committee thereof, under the applicable provisions of any statute, the Certificate of Incorporation or these Bylaws, may be taken without a meeting if a consent in writing or by electronic transmission, setting forth the action so taken, is signed by all the members of the Board or committee, or confirmed by their electronic transmission, as the case may be, and the writing or writings, or electronic transmission or transmissions, are filed with the minutes of proceedings of the Board of Directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.
ARTICLE V
COMMITTEES
Section 5.1    Creation of Committees. The Board of Directors, by resolution adopted by a majority of the whole Board, may create committees for such terms and with such powers and duties as the Board deems appropriate. The Board may designate one or more directors as alternate members of any such committee, who may replace any absent or disqualified member at any meeting of the committee. Each member of a committee must meet the requirements for membership, if any, imposed by SRO Rules or other applicable legal requirements.
Section 5.2    Committee Charters and Rules; Quorum. The Board of Directors may, by resolution adopted by a majority of the whole Board, set forth the powers, duties, requirements and procedures relating to the governance and/or operation of a committee in a written charter of any such committee that are different from, or in addition to, those set forth in these Bylaws and, to the extent that there is any inconsistency between these Bylaws and any such resolution or charter, the terms of such resolution or charter shall be controlling. To the extent not inconsistent with the resolutions or charter approved by the Board of Directors, each committee may adopt rules governing

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the method of calling and time and place of holding its meetings and the conduct of its responsibilities. Unless otherwise provided by the Board of Directors, a majority of any committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of such committee present at a meeting at which a quorum is present shall be the act of such committee. Each committee shall keep regular minutes of its proceedings and report the same to the Board of Directors when required.
Section 5.3    Limitation on Power and Authority of Committees. No committee of the Board of Directors shall have power or authority in reference to (i) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the Delaware General Corporation Law to be submitted to stockholders for approval, (ii) adopting, amending or repealing any bylaw, or (iii), unless authorized by a resolution of the Board of Directors, these Bylaws or the Certificate of Incorporation, declaring a dividend or authorizing the issuance of stock.
ARTICLE VI
COMPENSATION OF DIRECTORS
The Board of Directors shall have authority to determine, from time to time, the amount of compensation, if any, which shall be paid to its members for their services as directors and as members of committees. The Board shall also have power in its discretion to provide for and to pay to directors rendering services to the Corporation not ordinarily rendered by directors, as such, special compensation appropriate to the value of such services as determined by the Board from time to time. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.
ARTICLE VII
NOTICES
Section 7.1    Methods of Notice. (a) Personal Notice and Notice by Mail. Whenever any notice is required to be given to any stockholder, director or committee member under the provisions of any statute, the Certificate of Incorporation or these Bylaws, such notice may be delivered personally, in which case it shall be deemed given when received by the individual to whom it is directed or by any person accepting such notice on their behalf, or may be given in writing by mail addressed to such stockholder, director or committee member at such address as appears on the books of the Corporation, in which case such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail with postage thereon prepaid.
(b)Notice by Electronic Transmission.

(i)Without limiting the manner by which notice otherwise may be given effectively to stockholders, notice to any stockholder, director or committee member given by the Corporation

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under any provision of the Delaware General Corporation Law (except as provided in Section 7.1(e) of these Bylaws), the Certificate of Incorporation or these Bylaws may be given by a form of electronic transmission consented to by the person to whom the notice is given. Any such consent shall be revocable by written notice to the Corporation. Any such consent shall be deemed revoked if (1) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (2) such inability becomes known to the Secretary or an Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.
(ii)Notice given pursuant to Section 7.1(b)(i) of these Bylaws shall be deemed given: (A) if by facsimile telecommunication, when directed to a number at which the recipient has consented to receive notice; (B) if by electronic mail, when directed to an electronic mail address at which the recipient has consented to receive notice; (C) if by a posting on an electronic network together with separate notice to the recipient of such specific posting, upon the later of (1) such posting and (2) the giving of such separate notice; and (D) if by any other form of electronic transmission, when directed to the recipient. Any such consent shall be revocable by the stockholder, director or committee member by written notice to the Corporation.
(iii)For the purposes of these Bylaws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.
(c)Notice to Stockholders Sharing an Address. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under any provision of the Delaware General Corporation Law (except as provided in Section 7.1(e) of these Bylaws), the Certificate of Incorporation or these Bylaws may be given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Any stockholder who fails to object in writing to the Corporation, within 60 days of having been given written notice by the Corporation of its intention to send the single notice pursuant to this Section 7.1(c), shall be deemed to have consented to receiving such single written notice. Any such consent shall be revocable by the stockholder by written notice to the Corporation.
(d)Affidavit of Notice. An affidavit of the Secretary or an Assistant Secretary of the Corporation or of the transfer agent or other agent of the Corporation that the notice has been given in accordance with the Delaware General Corporation Law and this Section 7.1 shall, in the absence of fraud, be prima facie evidence of the facts stated therein.
(e)Not Applicable to Certain Notices. Section 7.1(b) and Section 7.1(c) of these Bylaws shall not apply to any notice required by Section 164 (relating to failure to pay for stock), Section 296 (relating to adjudication of insolvency claims), Section 311 (relating to revocation of voluntary

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dissolution), Section 312 (relating to renewal, revival, extension and restoration of certificate of incorporation) and Section 324 (relating to attachment and sale of shares of stock or any option, right or interest therein) of the Delaware General Corporation Law
Section 7.2    Waiver of Notice. Whenever any notice is required to be given to any stockholder, director or committee member under the provisions of any statute, the Certificate of Incorporation or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Attendance at any meeting shall constitute a waiver of notice thereof except as otherwise provided by statute.
ARTICLE VIII
OFFICERS
Section 8.1    Executive Officers. The executive officers of the Corporation shall consist of at least a President and a Secretary, each of whom shall be appointed by the Board of Directors. The Board of Directors may also appoint as an officer of the Corporation a Chief Executive Officer and the Chairman of the Board. Each of the Board of Directors, the Chief Executive Officer and the President shall have the authority to appoint one or more Vice Presidents, one or more of whom may be designated Executive or Senior Vice Presidents and may also have such descriptive titles as the Board shall deem appropriate, and a Treasurer, each of whom shall hold their offices for such terms and shall exercise such powers and perform such duties as may be specified in the documents or resolutions so appointing them. Any two or more offices may be held by the same person.
Section 8.2    Election and Qualification. The Board of Directors at its first meeting after each annual meeting of stockholders shall elect the officers of the Corporation.
Section 8.3    Other Officers and Agents. Each of the Board of Directors, the Chief Executive Officer and the President shall have the authority to appoint Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers, and such other officers and agents as any of them shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as may be specified in the documents or resolutions so appointing them.
Section 8.4    Salaries. The salaries of all officers of the Corporation shall be fixed by the Board of Directors except as otherwise directed by the Board.
Section 8.5    Term, Removal and Vacancies. The officers of the Corporation shall hold office until their successors are chosen and qualify. Any officer or agent of the Corporation may be removed at any time by the affirmative vote of a majority of the Board of Directors, or by the Chief Executive Officer or President. Any vacancy occurring in any office of the Corporation may be filled by the Board of Directors or Chief Executive Officer or otherwise as provided in this Article.

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Any removal, other than for cause, shall be without prejudice to the contractual rights, if any, of the person so removed.
Section 8.6    Execution of Instruments. The Chairman of the Board, the Chief Executive Officer and the President (and such other officers as are authorized thereunto by resolution of the Board of Directors) may execute in the name of the Corporation bonds, notes, debentures and other evidences of indebtedness, stock certificates, deeds, mortgages, deeds of trust, indentures, contracts, leases, agreements and other instruments, requiring a seal under the seal of the Corporation, and may execute such documents where not requiring a seal, except where such documents are required by law to be otherwise signed and executed, and except where the signing and execution thereof shall be exclusively delegated to some other officer or agent of the Corporation. The Chief Executive Officer may delegate to subordinate officers of the Company the authority to execute, in the name of the Corporation, bonds, notes, debentures and other evidences of indebtedness, stock certificates, deeds, mortgages, deeds of trust, indentures, contracts, leases, agreements and other instruments, requiring a seal under the seal of the corporation, and to execute such documents where not requiring a seal, except where the signing and execution thereof shall be exclusively delegated to some other officer or agent of the Corporation.
Section 8.7    Duties of Officers. The duties and powers of the officers of the Corporation shall be as provided in these Bylaws, or as provided for pursuant to these Bylaws, or (except to the extent inconsistent with these Bylaws or with any provision made pursuant hereto) shall be those customarily exercised by corporate officers holding such offices.
Section 8.8    Chairman of the Board. The Chairman of the Board shall advise and counsel the officers of the Corporation and shall exercise such powers and perform such duties as shall be assigned to or required of the Chairman of the Board from time to time by the Board of Directors. The Chairman of the Board may, if so designated by the Board of Directors, be the Chief Executive Officer of the Corporation; in such event the Chairman of the Board shall have all of the powers and duties granted by these Bylaws to the Chief Executive Officer and from time to time may delegate all, or any, of such powers and duties to the President.
Section 8.9    Chief Executive Officer. The Chief Executive Officer shall have general powers of oversight, supervision and management of the business and affairs of the Corporation, shall perform such duties consistent with that office as the Board may assign and shall see that all orders and resolutions of the Board of Directors are carried into effect. The Chief Executive Officer shall be ex-officio a member of all standing committees of the Board and shall perform all the duties and have all the powers of the Chairman of the Board in the absence of the Chairman of the Board,
Section 8.10    President. The President shall, subject to the title, powers of supervision and control conferred upon the Chief Executive Officer and any subordinate Vice President, be the chief operating officer of the Corporation and shall have all necessary powers to discharge such responsibility, including general supervision of the affairs of the Corporation and general and active control of all of its business. If there is no Chief Executive Officer, the President shall have the

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powers and duties granted to the Chief Executive Officer by these Bylaws, subject to such other provision as may be made by the Board.
Section 8.11    Vice Presidents. The Vice Presidents in the order determined by the Board of Directors, the Chief Executive Officer or the President from time to time shall, in the absence or disability of the President, perform the duties and exercise the powers of the President, and shall perform such other duties as the Board of Directors, the Chairman of the Board and the President may prescribe.
Section 8.12    Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose and shall perform like duties for the committees of the Board of Directors when required. Except as may be otherwise provided in these Bylaws, the Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors, the Chief Executive Officer and the President. The Secretary shall keep in safe custody the seal of the Corporation, if any, and shall have authority to affix the same to any instrument requiring it, and when so affixed it may be attested by the Secretary’s signature. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by that officer’s signature. In the absence of the Treasurer and all Assistant Treasurers, the Secretary shall perform all the duties and have all the powers of the Treasurer.
Section 8.13    Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the Board of Directors, the Chairman of the Board, the Chief Executive Officer and the President, whenever they may require it, an account of all of the Treasurer’s transactions in that capacity and of the financial condition of the Corporation.
ARTICLE IX
SHARES AND STOCKHOLDERS
Section 9.1    Certificates Representing Shares.
(a)Shares of any or all of the Corporation’s stock may be evidenced by certificates for shares of stock, in such form as the board of directors may from time to time prescribe, or may be issued in uncertificated form. The issuance of shares in uncertificated form shall not affect shares already represented by a certificate. Except as expressly provided by law, there shall be no difference in the rights or obligations of stockholders based on whether or not their shares are represented by certificates.

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(b)To the extent that persons or entities hold stock certificates in the Corporation, each certificate shall be signed in the name of the Corporation by the Chief Executive Officer, the President or a Vice-President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation. Any of or all the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such officer, transfer agent or registrar continued in such capacity at the date of issue. Certificates of stock shall be consecutively numbered and shall be in such form consistent with law as shall be prescribed by the board of directors.
(c)Every holder of stock in the Corporation shall be entitled to have a certificate, signed by, or in the name of the Corporation by, the Chairman of the Board of Directors, the Chief Executive Officer or the President or a Vice President and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by the stockholder in the Corporation. The signature of any such officer may be facsimile. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if such officer continued in such capacity at the date of its issuance. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the Delaware General Corporation Law, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the designations, preferences and relative, participating, optional or other special rights of each class or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.
Section 9.2    Transfer of Shares. Subject to valid transfer restrictions and to stop-transfer orders directed in good faith by the Corporation to any transfer agent to prevent possible violations of federal or state securities laws, rules or regulations, or for any other lawful purpose, upon surrender to the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

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Section 9.3    Fixing Record Date.
(a)Record Date for Meetings. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting unless otherwise required by applicable law. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the date on which notice is given, or, if notice is waived, at the close of business on the date next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.
(b)Record Date for Determining Stockholders Entitled to Consent.

(i)In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors.
(ii)A stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice in proper form, to the attention of the Secretary of the Corporation, request the Board of Directors to fix a record date (a “Consent Record Date Request”). To be in proper form the Consent Record Date Request must demonstrate that the requesting stockholder or stockholders own at least 10% of all shares issued and outstanding and entitled to execute a valid written consent, based upon the Corporation’s most recent public report of the number of issued and outstanding shares as of the date of delivery, and committing that any solicitor retained by such stockholder or stockholders will be required to use its best efforts to solicit consents from all stockholders.
(iii)The Board of Directors shall promptly, but in all events within 20 days after the date on which such a proper Consent Record Date Request is received, adopt a resolution fixing the record date, which record date shall not be more than 10 days following the date on which the Board of Directors takes the action fixing the record date. If no record date has been fixed by the Board of Directors within 20 days after the date on which such a proper Consent Record Date Request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable

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law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery shall be by hand or by certified or registered mail, return receipt requested.
(iv)If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.
(v)The Board of Directors in its discretion may require as a condition to setting the record date in response to a Consent Record Date Request that the period during which valid written consents may be solicited following the record date will be limited to a number of days, not less than 60, as specified by the Board of Directors.
(vi)The Board of Directors may decline to act upon a Consent Record Date Request delivered during the period commencing 90 days prior to the scheduled date of an annual or special meeting of stockholders and ending 30 days after such meeting.
(c)Record Date for Stockholders Entitled to Receive Dividends, Distributions or Allotments of Rights. In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to receive any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.
Section 9.4    Information Required Prior To Consent Solicitation. Any stockholder seeking to have the stockholders authorize or take corporate action by written consent shall, at the same time such stockholder requests the Board of Directors to fix a record date pursuant to Section 9.3(b) of these Bylaws, furnish to the Board of Directors the information and undertakings specified in this Section 9.4 in writing in proper form.
(a)Requirements for Proper Form of Request for Consent Solicitation Record Date. To be in proper form for purposes of this Section 9.4, a stockholder’s notice to the Secretary of the Corporation shall set forth:
(i)Stockholder Information. As to each Consent Stockholder (as defined in Section 9.4(b) of these Bylaws), the Stockholder Information (as defined in Section 2.9(d)(i) of these Bylaws, except that for purposes of this Section 9.4(a), the term “Consent Stockholder” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.9(d)(i) of these Bylaws);

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(ii)Description of Actions To Be Taken By Consent. A description of the action or actions the Consent Stockholder seeks to have the stockholders take by written consent;
(iii)Information Regarding Disclosable Interests. As to each Consent Stockholder, any Disclosable Interests (as defined in Section 2.9(d)(ii) of these Bylaws, except that for purposes of this Section 9.4(a)(iii), the term “Consent Stockholder” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.9(d)(ii) of these Bylaws); and
(iv)Representation of Accuracy. The Consent Stockholder’s representation that none of the information provided to the Corporation by the Consent Stockholder pursuant to Section 9.3(b) and this Section 9.4 contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.
(b)“Consent Stockholder” Defined. For purposes of these Bylaws, the term “Consent Stockholder” shall mean (i) any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent that requests the Board of Directors to fix a record date pursuant to Section 9.3(b) of these Bylaws, and (ii) any affiliate or associate of such stockholder.
(c)Other Information to be Furnished by Consent Stockholder. The Corporation may require the Consent Stockholder to furnish such other information as may reasonably be required by the Corporation.
Section 9.5    Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of any share or shares to receive dividends, and to vote as such owner, and for all other purposes as such owner; and the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.
Section 9.6    Lost Certificates. The Corporation may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Corporation may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or the owner’s legal representative, to advertise the same in such manner as it shall require and/or give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.
Section 9.7    Severability. If any provision of these Bylaws is held to be invalid, illegal or unenforceable for any reason whatsoever, or to be in conflict with any provision of the Certificate of Incorporation:

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(i)the validity, legality and enforceability of the remaining provisions of these Bylaws (including, without limitation, each portion of any paragraph of these Bylaws containing any such provision held to be invalid, illegal or unenforceable, or to be in conflict with any provision of the Certificate of Incorporation, that is not itself held to be invalid, illegal or unenforceable, or to be in conflict with any provision of the Certificate of Incorporation) will not in any way be affected or impaired thereby; and
(ii)to the fullest extent possible, the provisions of these Bylaws (including, without limitation, each such portion of any paragraph of these Bylaws containing any such provision held to be invalid, illegal or unenforceable, or to be in conflict with any provision of the Certificate of Incorporation) will be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable, or to be in conflict with any provision of the Certificate of Incorporation.
ARTICLE X
INDEMNIFICATION
(a)The Corporation shall indemnify any person (an “Indemnitee”) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation, which is addressed in paragraph (b) below) by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the Indemnitee in connection with such action, suit or proceeding if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the Indemnitee’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner which the Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the Indemnitee’s conduct was unlawful.
(b)The Corporation shall indemnify any person (an “Indemnitee”) who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that the Indemnitee is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and

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reasonably incurred by the Indemnitee in connection with the defense or settlement of such action or suit if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.
(c)To the extent that an Indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b), or in defense of any claim, issue or matter therein, the Indemnitee shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by the Indemnitee in connection therewith.
(d)Any indemnification under subsections (a) and (b) (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in subsections (a) and (b). Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit, or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.
(e)Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that the officer or director is not entitled to be indemnified by the Corporation as authorized in this Article X. Such expenses incurred by other employees or agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.
(f)The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this Article X shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation, any agreement or vote of stockholders or disinterested directors or otherwise, both as to action in an Indemnitee’s official capacity and as to action in another capacity while holding such office.
(g)The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise against any liability asserted against

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such person and incurred by such person in any such capacity, or arising out of such person’s status as a director, officer, employee or agent of the Corporation, or service at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article X.
(h)For purposes of this Article X, references to “the Corporation” shall include, in addition to the resulting Corporation, any constituent Corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent Corporation, or is or was serving at the request of such constituent Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article X with respect to the resulting or surviving Corporation as such person would have with respect to such constituent Corporation if its separate existence had continued.
(i)For purposes of this Article X, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article X.
(j)The indemnification and advancement of expenses provided by, or granted pursuant to, this Article X shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.
ARTICLE XI
GENERAL
Section 11.1    Dividends. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, or of the resolutions, if any, providing for any series of stock, may be declared by the Board of Directors at any meeting thereof. Dividends may be paid in cash, in property or in shares of the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation or of the resolutions, if any, providing for any series of stock.

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Section 11.2    Reserves. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, deem proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose or purposes as the directors shall think conducive to the interests of the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.
Section 11.3    Shares of Other Corporations. The Chairman of the Board, the Chief Executive Officer, the President and any Vice President is authorized to vote, represent and exercise on behalf of the Corporation all rights incident to any and all shares of any other Corporation or other entity standing in the name of the Corporation. The authority herein granted to said officer may be exercised either by said officer in person or by any person authorized so to do by proxy or power of attorney duly executed by said officer. Notwithstanding the above, however, the Board of Directors, in its discretion, may designate by resolution any additional person to vote or represent said shares of other corporations and other entities.
Section 11.4    Checks. All checks, drafts, bills of exchange or demands for money of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.
Section 11.5    Corporate Records. The Corporation shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders giving the names and addresses of all stockholders and the number and class and series, if any, of shares held by each. All other books and records of the Corporation may be kept at such place or places within or without the State of Delaware as the Board of Directors may from time to time determine.
Section 11.6    Fiscal Year. The fiscal year of the Corporation shall be fixed by the Board of Directors; if not so fixed, it shall be the calendar year.
Section 11.7    Interested Director and Officer Transactions. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest (an “Interested Party”), shall be void or voidable solely for this reason, or solely because the Interested Party is present at or participates in the meeting of the board of directors or committee thereof which authorizes the contract or transaction, or solely because the vote of such Interested Party is counted for such purpose, if: (i) the material facts as to the Interested Party’s relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to the Interested Party’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote

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thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee which authorizes the contract or transaction.
ARTICLE XII
AMENDMENTS
These Bylaws may be altered, amended or repealed or new bylaws may be adopted at any annual meeting of the stockholders or at any special meeting of the stockholders at which a quorum is present or represented, by the affirmative vote of the holders of a majority of the shares entitled to vote at such meeting and present or represented thereat, or by the affirmative vote of a majority of the whole Board of Directors at any regular meeting of the Board or at any special meeting of the Board, provided notice of the proposed alteration, amendment or repeal or the adoption of new bylaws is set forth in the notice of such meeting. Any proposal by a stockholder to adopt, amend or repeal the Bylaws of the Corporation must be made in accordance with, and must comply with, the provisions of these Bylaws governing business to be brought before a meeting of stockholders.

Amended and Restated Bylaws as approved by Board on October 16, 2018 to be effective upon filing with the SEC November 5, 2019

Amendment No. 1 (Section 2.3(c)-d.) as approved by Board on July 8, 2019, filed with SEC July 11, 2019

Amendment No. 2 (section 2.3(a), (c)-d.) as approved by Board on October 5, 2020, filed with SEC October 5, 2020

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